UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Effective September 1, 2020, MFS Strategic Income Portfolio, a series of the Registrant, was redesignated MFS Income Portfolio.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item (1)(a):

Annual Report
December 31, 2020
MFS®  Blended Research®
Core Equity Portfolio
MFS® Variable Insurance Trust II
CGS-ANN

MFS® Blended Research® Core Equity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Blended Research Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Apple, Inc.	6.9%
Microsoft Corp.	6.8%
Amazon.com, Inc.	5.4%
Johnson & Johnson	2.5%
Facebook, Inc., “A”	2.4%
Alphabet, Inc., “C”	2.4%
Alphabet, Inc., “A”	2.2%
Bank of America Corp.	1.8%
Wal-Mart Stores, Inc.	1.8%
NVIDIA Corp.	1.7%

GICS equity sectors (g)
Information Technology	27.2%
Health Care	14.3%
Financials	11.0%
Communication Services	10.8%
Consumer Discretionary	10.8%
Industrials	8.3%
Consumer Staples	6.5%
Utilities	3.2%
Real Estate	3.2%
Energy	2.1%
Materials	2.0%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Blended Research Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Blended Research Core Equity Portfolio (fund) provided a total return of 15.34%, while Service Class shares of the fund provided a total return of 15.06%. These compare with a return of 18.40% over the same period for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Detractors from Performance
Stock selection in the information technology, health care and consumer staples sectors weakened the fund's performance relative to the S&P 500 Index. Within the information technology sector, overweighting shares of semiconductor company Intel, and the timing of the fund's positions in both computer graphics processor maker NVIDIA and digital payment technology developer PayPal(h), detracted from relative results. The share price of Intel dropped on the back of weakness in its Data Center Group. Additionally, the firm came under pressure as management delayed the ramp-up of its 7nm process technology, while competitor AMD appeared to have gained market share in PCs and server chips. Although security selection within both the health care and consumer staples sectors hindered relative returns, there were no individual stocks within either of these sectors, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Stocks in other sectors that further weighed on relative performance included overweighting shares of independent oil refiner Valero Energy and diversified financial services firms Citigroup and Bank of America. The stock price of Valero ended the period lower as global demand for oil fell amid the COVID-19 pandemic, which adversely affected the company's earnings. The timing of the fund's positions in energy exploration and production company EOG Resources, energy infrastructure company Sempra Energy and consumer financial services firm Synchrony Financial(h), in addition to holding shares of real estate investment trust STORE Capital(b), also dampened relative results.
Contributors to Performance
Security selection and, to a lesser extent, a slight underweight position in the industrials sector lifted the fund's relative performance over the reporting period. Within this sector, not holding shares of poor-performing aerospace company Boeing benefited relative returns. The share price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.
3

MFS Blended Research Core Equity Portfolio
Management Review - continued
Stock selection in the communication services sector further added to relative performance. Here, the timing of the fund's underweight position in shares of telecommunication services provider AT&T(h) supported relative results. The stock price of AT&T declined with broader equity markets in the spring, but never recovered, as lower advertising revenue and foreign exchange headwinds weighed on the company's earnings results.
Elsewhere, overweighting shares of computer and personal electronics maker Apple, software giant Microsoft and pharmaceutical company Eli Lilly helped relative returns. The timing of the fund's position in shares of integrated oil and gas company Exxon Mobil(h), broadcast and communication tower management firm American Tower(h), integrated energy company Chevron(h) and diversified financial services firm Wells Fargo(h), and its underweight position in global financial services firm JPMorgan Chase, also supported relative performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Blended Research Core Equity Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual with sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	15.34%	12.48%	12.64%
Service Class	8/24/01	15.06%	12.20%	12.36%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	18.40%	15.22%	13.88%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Blended Research Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Blended Research Core Equity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.43%	$1,000.00	$1,205.89	$2.38
	Hypothetical (h)	0.43%	$1,000.00	$1,022.97	$2.19
Service Class	Actual	0.68%	$1,000.00	$1,204.49	$3.77
	Hypothetical (h)	0.68%	$1,000.00	$1,021.72	$3.46
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
7

MFS Blended Research Core Equity Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace – 1.9%
Huntington Ingalls Industries, Inc.	6,624	$ 1,129,259
Lockheed Martin Corp.	9,823	3,486,969
Northrop Grumman Corp.	13,969	4,256,634
		$8,872,862
Automotive – 1.1%
Lear Corp.	31,629	$ 5,029,960
Biotechnology – 1.4%
Biogen, Inc. (a)	7,579	$ 1,855,794
Gilead Sciences, Inc.	28,437	1,656,740
Incyte Corp. (a)	6,900	600,162
Vertex Pharmaceuticals, Inc. (a)	10,895	2,574,924
		$6,687,620
Business Services – 1.0%
Amdocs Ltd.	32,702	$ 2,319,553
Fidelity National Information Services, Inc.	13,751	1,945,216
Fiserv, Inc. (a)	5,217	594,008
		$4,858,777
Cable TV – 1.5%
Charter Communications, Inc., “A” (a)	10,970	$ 7,257,204
Chemicals – 1.0%
Eastman Chemical Co.	46,607	$ 4,673,750
Computer Software – 9.4%
Adobe Systems, Inc. (a)	14,139	$ 7,071,197
Cadence Design Systems, Inc. (a)	27,355	3,732,043
DocuSign, Inc. (a)	7,171	1,594,113
Microsoft Corp.	144,899	32,228,435
		$44,625,788
Computer Software - Systems – 9.1%
Apple, Inc.	246,946	$ 32,767,265
EPAM Systems, Inc. (a)	10,132	3,630,802
HP, Inc.	117,907	2,899,333
ServiceNow, Inc. (a)	6,323	3,480,369
		$42,777,769
Construction – 2.5%
D.R. Horton, Inc.	64,213	$ 4,425,560
Eagle Materials, Inc.	8,711	882,860
Mid-America Apartment Communities, Inc., REIT	29,076	3,683,638
Sherwin-Williams Co.	1,387	1,019,320
Toll Brothers, Inc.	37,757	1,641,297
		$11,652,675
Consumer Products – 2.2%
Colgate-Palmolive Co.	48,964	$ 4,186,912
Kimberly-Clark Corp.	40,169	5,415,986
Procter & Gamble Co.	5,037	700,848
		$10,303,746
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 0.3%
AMETEK, Inc.	11,716	$ 1,416,933
Electronics – 5.4%
Applied Materials, Inc.	80,621	$ 6,957,592
Intel Corp.	162,178	8,079,708
NVIDIA Corp.	15,649	8,171,908
Texas Instruments, Inc.	13,461	2,209,354
		$25,418,562
Energy - Independent – 1.4%
ConocoPhillips	57,924	$ 2,316,381
EOG Resources, Inc.	16,614	828,540
Pioneer Natural Resources Co.	3,608	410,915
Valero Energy Corp.	55,981	3,166,845
		$6,722,681
Engineering - Construction – 0.3%
Quanta Services, Inc.	21,304	$ 1,534,314
Food & Beverages – 1.6%
General Mills, Inc.	24,010	$ 1,411,788
J.M. Smucker Co.	14,337	1,657,357
Mondelez International, Inc.	12,584	735,787
PepsiCo, Inc.	26,061	3,864,846
		$7,669,778
Food & Drug Stores – 1.8%
Wal-Mart Stores, Inc.	58,059	$ 8,369,205
Gaming & Lodging – 0.3%
Marriott International, Inc., “A”	9,182	$ 1,211,289
General Merchandise – 0.6%
Dollar General Corp.	12,706	$ 2,672,072
Health Maintenance Organizations – 0.9%
Humana, Inc.	9,480	$ 3,889,359
UnitedHealth Group, Inc.	1,038	364,006
		$4,253,365
Insurance – 3.1%
Berkshire Hathaway, Inc., “B” (a)	8,441	$ 1,957,215
Everest Re Group Ltd.	10,228	2,394,272
Hartford Financial Services Group, Inc.	63,218	3,096,418
MetLife, Inc.	124,342	5,837,857
Prudential Financial, Inc.	13,858	1,081,894
Reinsurance Group of America, Inc.	4,402	510,192
		$14,877,848
Internet – 6.9%
Alphabet, Inc., “A” (a)	5,883	$ 10,310,781
Alphabet, Inc., “C” (a)	6,411	11,231,303
Facebook, Inc., “A” (a)	41,336	11,291,342
		$32,833,426

8

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 1.5%
Activision Blizzard, Inc.	13,691	$ 1,271,209
Electronic Arts, Inc.	36,485	5,239,246
Take-Two Interactive Software, Inc. (a)	1,976	410,593
		$6,921,048
Machinery & Tools – 3.0%
AGCO Corp.	58,223	$ 6,002,209
Dover Corp.	3,597	454,121
Eaton Corp. PLC	66,290	7,964,081
		$14,420,411
Major Banks – 5.7%
Bank of America Corp.	284,556	$ 8,624,892
Goldman Sachs Group, Inc.	30,856	8,137,036
JPMorgan Chase & Co.	58,173	7,392,043
State Street Corp.	38,986	2,837,401
		$26,991,372
Medical & Health Technology & Services – 3.3%
HCA Healthcare, Inc.	34,578	$ 5,686,698
Laboratory Corp. of America Holdings (a)	13,123	2,671,187
McKesson Corp.	27,456	4,775,147
Quest Diagnostics, Inc.	18,835	2,244,567
		$15,377,599
Medical Equipment – 3.3%
Abbott Laboratories	14,496	$ 1,587,167
Boston Scientific Corp. (a)	53,090	1,908,586
Danaher Corp.	6,641	1,475,232
Medtronic PLC	59,172	6,931,408
Thermo Fisher Scientific, Inc.	8,071	3,759,310
		$15,661,703
Natural Gas - Distribution – 1.3%
Sempra Energy	48,660	$ 6,199,771
Natural Gas - Pipeline – 0.6%
ONEOK, Inc.	69,894	$ 2,682,532
Network & Telecom – 0.7%
CoreSite Realty Corp., REIT	11,083	$ 1,388,478
QTS Realty Trust, Inc., REIT, “A”	30,851	1,909,060
		$3,297,538
Oil Services – 0.1%
NOV, Inc.	39,069	$ 536,417
Other Banks & Diversified Financials – 4.5%
Citigroup, Inc.	83,678	$ 5,159,585
Mastercard, Inc., “A”	20,162	7,196,624
Moody's Corp.	1,085	314,910
S&P Global, Inc.	14,650	4,815,895
Visa, Inc., “A”	16,446	3,597,234
		$21,084,248
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 5.5%
Eli Lilly & Co.	40,801	$ 6,888,841
Johnson & Johnson	74,607	11,741,649
Merck & Co., Inc.	87,781	7,180,486
		$25,810,976
Pollution Control – 0.7%
Republic Services, Inc.	12,686	$ 1,221,662
Waste Management, Inc.	19,388	2,286,427
		$3,508,089
Precious Metals & Minerals – 0.1%
Newmont Corp.	6,770	$ 405,455
Railroad & Shipping – 1.9%
CSX Corp.	43,840	$ 3,978,480
Kansas City Southern Co.	24,184	4,936,680
		$8,915,160
Real Estate – 1.7%
Brixmor Property Group, Inc., REIT	92,013	$ 1,522,815
Extra Space Storage, Inc., REIT	26,741	3,098,212
Omega Healthcare Investors, Inc., REIT	8,917	323,866
STORE Capital Corp., REIT	64,300	2,184,914
Weyerhaeuser Co., REIT	31,783	1,065,684
		$8,195,491
Restaurants – 0.6%
Starbucks Corp.	26,745	$ 2,861,180
Specialty Chemicals – 0.5%
Linde PLC	8,510	$ 2,242,470
Specialty Stores – 7.0%
Amazon.com, Inc. (a)	7,824	$ 25,482,220
AutoZone, Inc. (a)	338	400,679
Home Depot, Inc.	22,979	6,103,682
Ross Stores, Inc.	8,489	1,042,534
		$33,029,115
Telecommunications - Wireless – 0.8%
T-Mobile USA, Inc. (a)	27,404	$ 3,695,429
Telephone Services – 0.0%
Verizon Communications, Inc.	4,176	$ 245,340
Tobacco – 0.9%
Altria Group, Inc.	69,196	$ 2,837,036
Philip Morris International, Inc.	19,436	1,609,107
		$4,446,143
Trucking – 0.1%
Knight-Swift Transportation Holdings, Inc.	12,202	$ 510,288
Utilities - Electric Power – 1.9%
CenterPoint Energy, Inc.	45,851	$ 992,216
Edison International	26,105	1,639,916
Exelon Corp.	88,879	3,752,471

9

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
NRG Energy, Inc.	69,431	$ 2,607,134
		$8,991,737
Total Common Stocks (Identified Cost, $309,576,102)		$469,749,136
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $2,205,534)	2,205,534	$ 2,205,534
Other Assets, Less Liabilities – 0.1%		384,787
Net Assets – 100.0%		$472,339,457
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,205,534 and $469,749,136, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $309,576,102)	$469,749,136
Investments in affiliated issuers, at value (identified cost, $2,205,534)	2,205,534
Receivables for
Fund shares sold	126,863
Dividends	523,545
Other assets	2,339
Total assets	$472,607,417
Liabilities
Payables for
Fund shares reacquired	$192,691
Payable to affiliates
Investment adviser	9,987
Administrative services fee	360
Shareholder servicing costs	72
Distribution and/or service fees	2,604
Payable for independent Trustees' compensation	135
Accrued expenses and other liabilities	62,111
Total liabilities	$267,960
Net assets	$472,339,457
Net assets consist of
Paid-in capital	$272,462,564
Total distributable earnings (loss)	199,876,893
Net assets	$472,339,457
Shares of beneficial interest outstanding	8,281,718
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$280,678,792	4,900,070	$57.28
Service Class	191,660,665	3,381,648	56.68
See Notes to Financial Statements
11

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$7,482,873
Income on securities loaned	34,777
Other	18,761
Dividends from affiliated issuers	14,312
Total investment income	$7,550,723
Expenses
Management fee	$1,734,506
Distribution and/or service fees	435,195
Shareholder servicing costs	13,564
Administrative services fee	67,990
Independent Trustees' compensation	8,530
Custodian fee	20,628
Shareholder communications	17,260
Audit and tax fees	55,937
Legal fees	3,487
Miscellaneous	27,904
Total expenses	$2,385,001
Reduction of expenses by investment adviser	(47,636)
Net expenses	$2,337,365
Net investment income (loss)	$5,213,358
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$34,962,675
Affiliated issuers	(254)
Net realized gain (loss)	$34,962,421
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$22,756,197
Affiliated issuers	(86)
Net unrealized gain (loss)	$22,756,111
Net realized and unrealized gain (loss)	$57,718,532
Change in net assets from operations	$62,931,890
See Notes to Financial Statements
12

MFS Blended Research Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$5,213,358	$6,679,904
Net realized gain (loss)	34,962,421	22,829,963
Net unrealized gain (loss)	22,756,111	84,417,073
Change in net assets from operations	$62,931,890	$113,926,940
Total distributions to shareholders	$(29,241,138)	$(40,137,054)
Change in net assets from fund share transactions	$(33,385,390)	$(15,716,598)
Total change in net assets	$305,362	$58,073,288
Net assets
At beginning of period	472,034,095	413,960,807
At end of period	$472,339,457	$472,034,095
See Notes to Financial Statements
13

MFS Blended Research Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$53.06	$45.29	$54.23	$46.62	$48.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.67	$0.80	$0.74	$0.68	$0.74(c)
Net realized and unrealized gain (loss)	7.21	11.74	(4.12)	8.80	3.24
Total from investment operations	$7.88	$12.54	$(3.38)	$9.48	$3.98
Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.79)	$(0.77)	$(0.78)	$(0.72)
From net realized gain	(2.78)	(3.98)	(4.79)	(1.09)	(5.20)
Total distributions declared to shareholders	$(3.66)	$(4.77)	$(5.56)	$(1.87)	$(5.92)
Net asset value, end of period (x)	$57.28	$53.06	$45.29	$54.23	$46.62
Total return (%) (k)(r)(s)(x)	15.34	29.17	(7.74)	20.76	8.45(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.45	0.45	0.46	0.49(c)
Expenses after expense reductions (f)	0.44	0.44	0.44	0.45	0.44(c)
Net investment income (loss)	1.30	1.58	1.39	1.35	1.56(c)
Portfolio turnover	56	46	54	51	49
Net assets at end of period (000 omitted)	$280,679	$285,654	$256,439	$320,384	$306,368
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$52.54	$44.87	$53.79	$46.26	$48.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.67	$0.61	$0.55	$0.61(c)
Net realized and unrealized gain (loss)	7.12	11.64	(4.11)	8.73	3.22
Total from investment operations	$7.66	$12.31	$(3.50)	$9.28	$3.83
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.66)	$(0.63)	$(0.66)	$(0.63)
From net realized gain	(2.78)	(3.98)	(4.79)	(1.09)	(5.20)
Total distributions declared to shareholders	$(3.52)	$(4.64)	$(5.42)	$(1.75)	$(5.83)
Net asset value, end of period (x)	$56.68	$52.54	$44.87	$53.79	$46.26
Total return (%) (k)(r)(s)(x)	15.06	28.87	(7.99)	20.47	8.17(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.70	0.71	0.74(c)
Expenses after expense reductions (f)	0.69	0.69	0.69	0.70	0.69(c)
Net investment income (loss)	1.05	1.33	1.14	1.10	1.30(c)
Portfolio turnover	56	46	54	51	49
Net assets at end of period (000 omitted)	$191,661	$186,380	$157,522	$182,103	$169,622

See Notes to Financial Statements
14

MFS Blended Research Core Equity Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities
16

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$469,749,136	$—	$—	$469,749,136
Mutual Funds	2,205,534	—	—	2,205,534
Total	$471,954,670	$—	$—	$471,954,670
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
17

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$6,680,112	$6,265,015
Long-term capital gains	22,561,026	33,872,039
Total distributions	$29,241,138	$40,137,054
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$312,294,277
Gross appreciation	164,858,943
Gross depreciation	(5,198,550)
Net unrealized appreciation (depreciation)	$159,660,393
Undistributed ordinary income	8,022,598
Undistributed long-term capital gain	32,193,902
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$17,686,199	$24,630,652
Service Class	11,554,939	15,506,402
Total	$29,241,138	$40,137,054
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
18

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $47,636, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $12,616, which equated to 0.0029% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $948.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0157% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $4,512,896.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $18,688, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $240,843,490 and $296,999,847, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
19

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	63,891	$3,132,327	90,873	$4,602,196
Service Class	183,279	8,493,425	174,912	8,792,619
	247,170	$11,625,752	265,785	$13,394,815
Shares issued to shareholders in reinvestment of distributions
Initial Class	326,069	$17,421,868	520,949	$24,244,989
Service Class	218,389	11,554,939	336,146	15,506,402
	544,458	$28,976,807	857,095	$39,751,391
Shares reacquired
Initial Class	(873,552)	$(45,226,511)	(890,900)	$(45,210,245)
Service Class	(567,361)	(28,761,438)	(474,065)	(23,652,559)
	(1,440,913)	$(73,987,949)	(1,364,965)	$(68,862,804)
Net change
Initial Class	(483,592)	$(24,672,316)	(279,078)	$(16,363,060)
Service Class	(165,693)	(8,713,074)	36,993	646,462
	(649,285)	$(33,385,390)	(242,085)	$(15,716,598)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $2,330 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,668,643	$57,551,969	$59,014,738	$(254)	$(86)	$2,205,534
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$14,312	$—
20

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
21

MFS Blended Research Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Blended Research Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Blended Research Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
23

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
24

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
25

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Blended Research Core Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings
26

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on the Fund’s average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
28

MFS Blended Research Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $24,818,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2020
MFS®  Corporate Bond Portfolio
MFS® Variable Insurance Trust II
BDS-ANN

MFS® Corporate Bond Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Corporate Bond Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Investment Grade Corporates	82.4%
High Yield Corporates	11.6%
U.S. Treasury Securities	2.8%
Emerging Markets Bonds	1.4%
Municipal Bonds	1.4%
Asset-Backed Securities	0.1%
Commercial Mortgage-Backed Securities (o)	0.0%
Mortgage-Backed Securities (o)	0.0%
Composition including fixed income credit quality (a)(i)
AAA	0.5%
AA	3.5%
A	20.3%
BBB	61.0%
BB	10.9%
B	0.7%
D (o)	0.0%
U.S. Government	1.2%
Federal Agencies (o)	0.0%
Not Rated	1.6%
Cash & Cash Equivalents	1.8%
Other	(1.5)%
Portfolio facts (i)
Average Duration (d)	8.3
Average Effective Maturity (m)	10.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Corporate Bond Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Corporate Bond Portfolio (fund) provided a total return of 10.57%, while Service Class shares of the fund provided a total return of 10.34%. These compare with a return of 9.35% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Factors Affecting Performance
During the reporting period, the fund’s lesser exposure to “AAA” rated(r) bonds, and its greater exposure to “BBB” rated securities contributed to performance relative to the Bloomberg Barclays U.S. Credit Bond Index. A greater-than-benchmark exposure to the energy, consumer cyclicals and capital goods sectors, and a lesser exposure to both the agency government owned, no guarantee and banking sectors also benefited relative returns. Additionally, the fund's out-of-benchmark exposure to the treasury sector supported relative results.
Favorable security selection within “BBB” rated securities, notably within the energy sector, and within“A” rated bonds, particularly within the consumer cyclicals and communications sectors, bolstered relative results.
Conversely, the fund's security selection in both the banking and insurance sectors held back relative performance over the reporting period.
Respectfully,
Portfolio Manager(s)
Alexander Mackey, Henry Peabody, and Robert Persons
Note to Contract Owners: Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the fund.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three
3

MFS Corporate Bond Portfolio
Management Review - continued
agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Corporate Bond Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	10.57%	6.81%	5.67%
Service Class	8/24/01	10.34%	6.55%	5.40%
Comparative benchmark(s)
Bloomberg Barclays U.S. Credit Bond Index	9.35%	6.44%	5.40%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg Barclays U.S. Credit Bond Index(a) - a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Corporate Bond Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Corporate Bond Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.63%	$1,000.00	$1,052.78	$3.25
	Hypothetical (h)	0.63%	$1,000.00	$1,021.97	$3.20
Service Class	Actual	0.88%	$1,000.00	$1,051.61	$4.54
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
7

MFS Corporate Bond Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 97.3%
Aerospace – 3.4%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$630,000	$ 705,925
Huntington Ingalls Industries, Inc., 4.2%, 5/01/2030	351,000	415,813
L3Harris Technologies, Inc., 3.85%, 6/15/2023	1,083,000	1,169,729
L3Harris Technologies, Inc., 2.9%, 12/15/2029	632,000	697,930
Lockheed Martin Corp., 3.55%, 1/15/2026	964,000	1,094,776
Lockheed Martin Corp., 2.8%, 6/15/2050	259,000	279,511
Northrop Grumman Corp., 2.93%, 1/15/2025	1,488,000	1,618,145
Raytheon Technologies Corp., 4.125%, 11/16/2028	517,000	616,075
TransDigm, Inc., 6.25%, 3/15/2026 (n)	1,109,000	1,181,085
		$7,778,989
Apparel Manufacturers – 0.2%
NIKE, Inc., “B”, 3.25%, 3/27/2040	$492,000	$ 571,486
Asset-Backed & Securitized – 0.1%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.746% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	$93,464	$ 97,175
JPMorgan Chase Commercial Mortgage Securities Corp., 5.654%, 7/15/2042 (n)	118,695	82,826
Lehman Brothers Commercial Conduit Mortgage Trust, 0.934%, 2/18/2030 (i)	16,609	0
		$180,001
Automotive – 3.3%
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	$1,048,000	$ 1,160,660
General Motors Financial Co., Inc., 2.75%, 6/20/2025	638,000	682,080
Hyundai Capital America, 2.65%, 2/10/2025 (n)	642,000	680,035
Hyundai Capital America, 3%, 2/10/2027 (n)	1,274,000	1,382,499
Hyundai Capital America, 6.375%, 4/08/2030 (n)	352,000	462,881
Lear Corp., 3.8%, 9/15/2027	1,276,000	1,430,900
Toyota Motor Credit Corp., 3.375%, 4/01/2030	847,000	990,403
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	604,000	663,880
		$7,453,338
Broadcasting – 2.1%
Discovery, Inc., 4.125%, 5/15/2029	$373,000	$ 435,195
Netflix, Inc., 4.875%, 6/15/2030 (n)	878,000	1,009,700
Prosus N.V., 3.832%, 2/08/2051 (n)	542,000	530,968
RELX Capital, Inc., 3%, 5/22/2030	422,000	468,348
Walt Disney Co., 3.5%, 5/13/2040	1,366,000	1,603,499
Issuer	Shares/Par	Value ($)
Bonds – continued
Broadcasting – continued
Walt Disney Co., 3.6%, 1/13/2051	$593,000	$ 718,422
		$4,766,132
Brokerage & Asset Managers – 1.9%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$625,000	$ 649,114
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	1,070,000	1,216,205
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	1,456,000	1,523,121
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	412,000	415,332
NASDAQ, Inc., 3.25%, 4/28/2050	557,000	610,432
		$4,414,204
Building – 2.1%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$896,000	$ 1,127,376
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	850,000	947,691
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	747,000	846,124
Masco Corp., 4.45%, 4/01/2025	560,000	644,198
Masco Corp., 4.375%, 4/01/2026	476,000	558,755
Vulcan Materials Co., 3.5%, 6/01/2030	671,000	770,311
		$4,894,455
Business Services – 4.1%
Equinix, Inc., 2.625%, 11/18/2024	$838,000	$ 895,682
Equinix, Inc., 3%, 7/15/2050	661,000	668,117
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	220,000	233,463
Fidelity National Information Services, Inc., 3%, 8/15/2026	1,167,000	1,299,516
Fiserv, Inc., 2.25%, 6/01/2027	817,000	870,362
Fiserv, Inc., 4.4%, 7/01/2049	711,000	950,722
Global Payments, Inc., 2.9%, 5/15/2030	963,000	1,047,085
MSCI, Inc., 4%, 11/15/2029 (n)	791,000	842,415
MSCI, Inc., 3.625%, 9/01/2030 (n)	119,000	124,355
MSCI, Inc., 3.875%, 2/15/2031 (n)	802,000	848,115
NXP B.V./NXP Funding LLC, 3.15%, 5/01/2027 (n)	379,000	417,703
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	1,076,000	1,103,115
		$9,300,650

8

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – 4.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 5/01/2032 (n)	$305,000	$ 325,655
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	505,000	691,405
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	1,079,000	1,344,714
Comcast Corp., 1.95%, 1/15/2031	524,000	538,830
Comcast Corp., 2.8%, 1/15/2051	1,333,000	1,385,630
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	803,000	907,458
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	332,000	428,661
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	292,000	321,291
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	353,000	368,003
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	594,000	631,131
Sirius XM Radio, Inc., 4.125%, 7/01/2030 (n)	644,000	685,458
Time Warner Cable, Inc., 4.5%, 9/15/2042	955,000	1,117,514
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	266,000	411,234
Videotron Ltd., 5%, 7/15/2022	1,555,000	1,634,709
		$10,791,693
Chemicals – 0.3%
Sherwin-Williams Co., 4.5%, 6/01/2047	$500,000	$ 667,719
Computer Software – 1.6%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$1,456,000	$ 1,718,888
Microsoft Corp., 2.525%, 6/01/2050	1,047,000	1,101,885
VeriSign, Inc., 4.625%, 5/01/2023	763,000	769,676
		$3,590,449
Computer Software - Systems – 1.4%
Apple, Inc., 2.05%, 9/11/2026	$2,000,000	$ 2,138,096
Apple, Inc., 4.375%, 5/13/2045	383,000	524,048
Apple, Inc., 4.25%, 2/09/2047	319,000	434,628
		$3,096,772
Conglomerates – 1.0%
Roper Technologies, Inc., 4.2%, 9/15/2028	$681,000	$ 811,886
Roper Technologies, Inc., 2.95%, 9/15/2029	450,000	494,142
Roper Technologies, Inc., 2%, 6/30/2030	437,000	446,415
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	501,000	540,402
		$2,292,845
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Products – 1.0%
Kimberly-Clark Corp., 3.1%, 3/26/2030	$193,000	$ 222,137
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	1,876,000	2,095,642
		$2,317,779
Consumer Services – 3.5%
Booking Holdings, Inc., 3.65%, 3/15/2025	$283,000	$ 313,111
Booking Holdings, Inc., 3.6%, 6/01/2026	1,761,000	2,001,014
Booking Holdings, Inc., 3.55%, 3/15/2028	486,000	559,535
Experian Finance PLC, 2.75%, 3/08/2030 (n)	1,853,000	2,010,845
IHS Markit Ltd., 3.625%, 5/01/2024	310,000	338,142
IHS Markit Ltd., 4.25%, 5/01/2029	465,000	564,910
Service Corp. International, 5.125%, 6/01/2029	482,000	533,815
Visa, Inc., 3.65%, 9/15/2047	865,000	1,082,228
Western Union Co., 2.85%, 1/10/2025	495,000	531,664
		$7,935,264
Containers – 1.1%
Ball Corp., 4%, 11/15/2023	$1,009,000	$ 1,074,585
Ball Corp., 4.875%, 3/15/2026	587,000	663,017
Ball Corp., 2.875%, 8/15/2030	878,000	875,805
		$2,613,407
Electrical Equipment – 1.0%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$1,979,000	$ 2,230,701
Electronics – 3.0%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$2,494,000	$ 2,802,331
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	976,000	1,075,320
Broadcom, Inc., 4.3%, 11/15/2032	1,056,000	1,251,096
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,150,000	1,237,688
Texas Instruments, Inc., 2.25%, 9/04/2029	519,000	558,958
		$6,925,393
Energy - Independent – 0.2%
Hess Corp., 5.8%, 4/01/2047	$297,000	$ 377,351
Energy - Integrated – 1.0%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$761,000	$ 930,172
Eni S.p.A., 4.25%, 5/09/2029 (n)	650,000	769,643
Total Capital International S.A., 3.127%, 5/29/2050	509,000	550,592
		$2,250,407

9

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 2.1%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$434,000	$ 473,660
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	1,576,000	1,716,883
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	243,000	261,741
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	624,000	675,797
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	621,000	633,381
International Lease Finance Corp., 5.875%, 8/15/2022	1,000,000	1,080,469
		$4,841,931
Food & Beverages – 3.4%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	$527,000	$ 651,740
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	566,000	803,325
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/2058	304,000	397,055
Conagra Brands, Inc., 1.375%, 11/01/2027	626,000	631,635
Constellation Brands, Inc., 4.25%, 5/01/2023	1,605,000	1,749,410
Constellation Brands, Inc., 2.875%, 5/01/2030	168,000	183,993
Constellation Brands, Inc., 3.75%, 5/01/2050	242,000	284,429
Diageo Capital PLC, 2.375%, 10/24/2029	1,023,000	1,100,724
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	938,000	1,053,843
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	714,000	831,167
		$7,687,321
Gaming & Lodging – 2.4%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028	$1,365,000	$ 1,616,788
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	319,000	371,195
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030	922,000	1,007,285
Las Vegas Sands Corp., 3.9%, 8/08/2029	250,000	268,733
Marriott International, Inc., 4%, 4/15/2028	1,749,000	1,933,936
Sands China Ltd., 3.8%, 1/08/2026 (n)	220,000	234,401
		$5,432,338
Insurance - Health – 1.3%
Centene Corp., 4.625%, 12/15/2029	$383,000	$ 425,210
Centene Corp., 3.375%, 2/15/2030	334,000	351,398
UnitedHealth Group, Inc., 4.625%, 7/15/2035	1,690,000	2,264,134
		$3,040,742
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – 2.5%
Aon Corp., 3.75%, 5/02/2029	$1,376,000	$ 1,604,489
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	874,000	1,023,751
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	743,000	888,152
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	740,000	994,774
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	471,000	623,013
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	468,000	588,564
		$5,722,743
Machinery & Tools – 0.8%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$515,000	$ 564,840
CNH Industrial Capital LLC, 1.875%, 1/15/2026	288,000	301,538
CNH Industrial Capital LLC, 3.85%, 11/15/2027	905,000	1,019,159
		$1,885,537
Major Banks – 8.5%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)	$827,000	$ 843,192
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	1,232,000	1,267,343
Bank of America Corp., 3.004%, 12/20/2023	739,000	778,168
Bank of America Corp., 4.125%, 1/22/2024	1,142,000	1,267,978
Bank of America Corp., 3.5%, 4/19/2026	2,000,000	2,266,124
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	351,000	396,860
Credit Suisse Group AG, 4.5% to 3/03/2031, FLR (CMT - 1yr. + 3.554%) to 6/09/2070 (n)	452,000	454,215
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	464,000	499,060
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR + 1.947%) to 8/18/2031	1,345,000	1,388,347
HSBC Holdings PLC, 5.25%, 3/14/2044	293,000	408,833
JPMorgan Chase & Co., 3.125%, 1/23/2025	688,000	753,407
JPMorgan Chase & Co., 3.54%, 5/01/2028	1,709,000	1,952,638
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	1,111,000	1,398,166
Morgan Stanley, 4.431% to 1/23/2029, FLR (LIBOR - 3mo. + 1.63%) to 1/23/2030	439,000	534,950
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031	2,049,000	2,379,414
PNC Bank N.A., 2.7%, 10/22/2029	675,000	737,648

10

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	$454,000	$ 508,465
Wachovia Corp., 6.605%, 10/01/2025	1,270,000	1,587,460
		$19,422,268
Medical & Health Technology & Services – 5.1%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$200,000	$ 213,006
Alcon, Inc., 3.8%, 9/23/2049 (n)	247,000	290,882
Becton, Dickinson and Co., 3.734%, 12/15/2024	161,000	178,468
Becton, Dickinson and Co., 4.685%, 12/15/2044	847,000	1,091,681
Becton, Dickinson and Co., 4.669%, 6/06/2047	955,000	1,251,959
Cigna Corp., 4.125%, 11/15/2025	945,000	1,088,311
Cigna Corp., 3.2%, 3/15/2040	263,000	288,003
HCA, Inc., 4.75%, 5/01/2023	910,000	992,361
HCA, Inc., 5.25%, 6/15/2026	978,000	1,157,217
HCA, Inc., 5.875%, 2/01/2029	807,000	972,435
HCA, Inc., 3.5%, 9/01/2030	122,000	129,567
HCA, Inc., 5.125%, 6/15/2039	207,000	264,552
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	856,000	909,949
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	917,000	997,902
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	900,000	1,179,556
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	555,000	618,546
		$11,624,395
Medical Equipment – 1.2%
Abbott Laboratories, 4.75%, 11/30/2036	$836,000	$ 1,150,761
Boston Scientific Corp., 3.75%, 3/01/2026	548,000	621,754
Danaher Corp., 2.6%, 10/01/2050	726,000	752,293
Teleflex, Inc., 4.625%, 11/15/2027	125,000	134,339
Teleflex, Inc., 4.25%, 6/01/2028 (n)	91,000	96,460
		$2,755,607
Metals & Mining – 1.3%
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	$827,000	$ 864,304
Freeport-McMoRan Copper & Gold, Inc., 4.625%, 8/01/2030	817,000	896,658
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	863,000	933,291
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	205,000	208,952
		$2,903,205
Midstream – 3.9%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$512,000	$ 569,715
Energy Transfer Operating Co., 5%, 5/15/2050	378,000	408,707
Enterprise Products Operating LLC, 3.7%, 1/31/2051	1,201,000	1,319,657
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	$1,365,000	$ 1,385,496
MPLX LP, 4.5%, 4/15/2038	744,000	849,995
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	323,000	337,853
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	1,467,000	1,611,606
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	133,000	155,094
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	289,000	349,356
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	414,000	487,969
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	1,021,000	1,171,449
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	203,000	240,492
		$8,887,389
Mortgage-Backed – 0.0%
Freddie Mac, 3.244%, 8/25/2027	$69,000	$ 79,151
Municipals – 1.4%
Florida State Board of Administration Finance Corp. Rev., “A”, 1.705%, 7/01/2027	$1,146,000	$ 1,189,537
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029	1,500,000	1,933,365
		$3,122,902
Natural Gas - Distribution – 2.8%
NiSource Finance Corp., 4.8%, 2/15/2044	$761,000	$ 995,230
NiSource, Inc., 2.95%, 9/01/2029	1,371,000	1,507,451
NiSource, Inc., 5.65%, 2/01/2045	475,000	682,237
Sempra Energy, 3.25%, 6/15/2027	2,779,000	3,107,984
		$6,292,902
Natural Gas - Pipeline – 0.8%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$1,375,000	$ 1,742,995
Network & Telecom – 1.4%
AT&T, Inc., 2.75%, 6/01/2031	$741,000	$ 791,612
AT&T, Inc., 3.55%, 9/15/2055 (n)	1,406,000	1,398,524
Verizon Communications, Inc., 3.15%, 3/22/2030	310,000	347,329
Verizon Communications, Inc., 4.812%, 3/15/2039	247,000	321,834
Verizon Communications, Inc., 4.522%, 9/15/2048	310,000	403,584
		$3,262,883
Oils – 0.9%
Valero Energy Corp., 4.9%, 3/15/2045	$1,783,000	$ 2,074,987
Other Banks & Diversified Financials – 0.4%
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	$760,000	$ 858,951

11

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Pollution Control – 0.6%
Republic Services, Inc., 3.95%, 5/15/2028	$1,100,000	$ 1,289,420
Railroad & Shipping – 0.2%
Canadian Pacific Railway Co., 4.5%, 1/15/2022	$400,000	$ 416,539
Real Estate - Other – 0.3%
Prologis LP, REIT, 2.25%, 4/15/2030	$637,000	$ 682,214
Real Estate - Retail – 1.2%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$114,000	$ 131,075
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	418,000	479,520
Realty Income Corp., REIT, 3.25%, 1/15/2031	371,000	420,337
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028	329,000	363,039
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	1,317,000	1,420,184
		$2,814,155
Restaurants – 0.1%
McDonald's Corp., 4.2%, 4/01/2050	$251,000	$ 322,112
Retailers – 2.6%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	$500,000	$ 591,318
Best Buy Co., Inc., 4.45%, 10/01/2028	973,000	1,163,652
Dollar Tree, Inc., 4%, 5/15/2025	874,000	986,744
Dollar Tree, Inc., 4.2%, 5/15/2028	368,000	437,800
Home Depot, Inc., 3.3%, 4/15/2040	1,070,000	1,259,335
Home Depot, Inc., 4.875%, 2/15/2044	760,000	1,079,737
Lowe's Cos., Inc., 3%, 10/15/2050	470,000	501,024
		$6,019,610
Telecommunications - Wireless – 4.1%
American Tower Corp., REIT, 3.5%, 1/31/2023	$371,000	$ 393,420
American Tower Corp., REIT, 3%, 6/15/2023	1,049,000	1,111,380
American Tower Corp., REIT, 4%, 6/01/2025	1,000,000	1,129,535
American Tower Corp., REIT, 3.6%, 1/15/2028	1,133,000	1,286,668
American Tower Corp., REIT, 3.8%, 8/15/2029	553,000	642,627
Crown Castle International Corp., 5.25%, 1/15/2023	470,000	514,271
Crown Castle International Corp., 3.15%, 7/15/2023	878,000	933,938
Crown Castle International Corp., 4.45%, 2/15/2026	338,000	391,010
Crown Castle International Corp., 3.7%, 6/15/2026	533,000	600,496
T-Mobile USA, Inc., 2.05%, 2/15/2028 (n)	1,201,000	1,249,232
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
T-Mobile USA, Inc., 4.5%, 4/15/2050 (n)	$850,000	$ 1,048,377
		$9,300,954
Telephone Services – 0.8%
AT&T, Inc., 2.55%, 12/01/2033 (n)	$689,000	$ 708,485
Deutsche Telekom AG, 3.625%, 1/21/2050 (n)	959,000	1,100,296
		$1,808,781
Transportation - Services – 0.5%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$272,000	$ 302,388
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	421,000	652,229
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	201,000	255,448
		$1,210,065
U.S. Treasury Obligations – 1.2%
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)	$1,243,000	$ 1,685,721
U.S. Treasury Bonds, 3%, 2/15/2048	802,500	1,051,432
		$2,737,153
Utilities - Electric Power – 8.5%
Berkshire Hathaway Energy Co., 4.5%, 2/01/2045	$597,000	$ 754,699
Berkshire Hathaway Energy Co., 4.25%, 10/15/2050 (n)	195,000	252,151
Duke Energy Corp., 3.75%, 9/01/2046	1,234,000	1,435,840
Duke Energy Progress LLC, 3.45%, 3/15/2029	582,000	675,732
Emera U.S. Finance LP, 3.55%, 6/15/2026	378,000	424,720
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	1,974,000	2,065,313
Enel Finance International N.V., 2.65%, 9/10/2024	1,077,000	1,147,038
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	471,000	534,248
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	460,000	611,526
Evergy, Inc., 2.9%, 9/15/2029	1,510,000	1,654,330
Eversource Energy, 2.9%, 10/01/2024	991,000	1,069,309
Exelon Corp., 3.497%, 6/01/2022	1,163,000	1,209,711
FirstEnergy Corp., 3.9%, 7/15/2027	707,000	779,033
FirstEnergy Corp., 3.4%, 3/01/2050	1,264,000	1,208,564
Georgia Power Co., 3.7%, 1/30/2050	128,000	152,901
NextEra Energy Capital Holdings, Inc., 3.15%, 4/01/2024	1,283,000	1,386,713
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	1,000,000	1,119,270
Pacific Gas & Electric Co., 2.1%, 8/01/2027	544,000	552,025
PG&E Corp., 5.25%, 7/01/2030	564,000	620,400
PPL Capital Funding, Inc., 5%, 3/15/2044	590,000	760,610
Southern Co., 2.95%, 7/01/2023	440,000	465,916

12

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Virginia Electric & Power Co., 2.875%, 7/15/2029	$579,000	$ 649,397
		$19,529,446
Total Bonds (Identified Cost, $198,238,272)		$ 222,217,731
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $4,930,371)	4,930,371	$ 4,930,371
Other Assets, Less Liabilities – 0.5%		1,224,393
Net Assets – 100.0%		$ 228,372,495
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,930,371 and $222,217,731, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $50,751,824, representing 22.2% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 12/31/20
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivative
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	70	$15,468,359	March – 2021	$12,877
U.S. Treasury Ultra Note 10 yr	Short	USD	48	7,505,250	March – 2021	5,826
						$18,703
Liability Derivative
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	97	$13,393,578	March – 2021	$(25,360)
U.S. Treasury Ultra Bond	Long	USD	42	8,969,625	March – 2021	(47,407)
						$(72,767)
At December 31, 2020, the fund had liquid securities with an aggregate value of $249,535 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
13

MFS Corporate Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $198,238,272)	$222,217,731
Investments in affiliated issuers, at value (identified cost, $4,930,371)	4,930,371
Receivables for
Net daily variation margin on open futures contracts	12,074
Fund shares sold	132,903
Interest	1,987,253
Receivable from investment adviser	9,261
Other assets	1,426
Total assets	$229,291,019
Liabilities
Payables for
Investments purchased	$811,984
Fund shares reacquired	34,810
Payable to affiliates
Administrative services fee	207
Shareholder servicing costs	35
Distribution and/or service fees	2,307
Payable for independent Trustees' compensation	162
Accrued expenses and other liabilities	69,019
Total liabilities	$918,524
Net assets	$228,372,495
Net assets consist of
Paid-in capital	$194,597,568
Total distributable earnings (loss)	33,774,927
Net assets	$228,372,495
Shares of beneficial interest outstanding	18,150,666
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$59,133,495	4,651,000	$12.71
Service Class	169,239,000	13,499,666	12.54
See Notes to Financial Statements
14

MFS Corporate Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Interest	$7,522,100
Dividends from affiliated issuers	18,118
Other	16,078
Total investment income	$7,556,296
Expenses
Management fee	$1,284,829
Distribution and/or service fees	390,952
Shareholder servicing costs	6,721
Administrative services fee	39,121
Independent Trustees' compensation	8,259
Custodian fee	16,352
Shareholder communications	21,583
Audit and tax fees	77,358
Legal fees	1,863
Miscellaneous	33,411
Total expenses	$1,880,449
Reduction of expenses by investment adviser	(137,977)
Net expenses	$1,742,472
Net investment income (loss)	$5,813,824
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,971,297
Affiliated issuers	(220)
Futures contracts	(466,895)
Net realized gain (loss)	$4,504,182
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$9,502,288
Futures contracts	(81,964)
Net unrealized gain (loss)	$9,420,324
Net realized and unrealized gain (loss)	$13,924,506
Change in net assets from operations	$19,738,330
See Notes to Financial Statements
15

MFS Corporate Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$5,813,824	$6,928,175
Net realized gain (loss)	4,504,182	2,581,423
Net unrealized gain (loss)	9,420,324	20,198,604
Change in net assets from operations	$19,738,330	$29,708,202
Total distributions to shareholders	$(7,693,047)	$(8,024,012)
Change in net assets from fund share transactions	$(3,220,009)	$(13,013,178)
Total change in net assets	$8,825,274	$8,671,012
Net assets
At beginning of period	219,547,221	210,876,209
At end of period	$228,372,495	$219,547,221
See Notes to Financial Statements
16

MFS Corporate Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.94	$10.81	$11.64	$11.36	$11.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.39	$0.38	$0.39	$0.41(c)
Net realized and unrealized gain (loss)	0.89	1.19	(0.72)	0.33	0.31
Total from investment operations	$1.25	$1.58	$(0.34)	$0.72	$0.72
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.45)	$(0.44)	$(0.44)	$(0.50)
From net realized gain	(0.04)	—	(0.05)	—	(0.02)
Total distributions declared to shareholders	$(0.48)	$(0.45)	$(0.49)	$(0.44)	$(0.52)
Net asset value, end of period (x)	$12.71	$11.94	$10.81	$11.64	$11.36
Total return (%) (k)(r)(s)(x)	10.57	14.65	(3.00)	6.39	6.28(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.69	0.68	0.68	0.65(c)
Expenses after expense reductions (f)	0.63	0.63	0.63	0.63	0.60(c)
Net investment income (loss)	2.90	3.33	3.44	3.37	3.52(c)
Portfolio turnover	41	34	32	36	31
Net assets at end of period (000 omitted)	$59,133	$57,714	$56,506	$65,445	$66,858
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.78	$10.66	$11.49	$11.22	$11.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.35	$0.35	$0.36	$0.37(c)
Net realized and unrealized gain (loss)	0.89	1.19	(0.72)	0.32	0.30
Total from investment operations	$1.21	$1.54	$(0.37)	$0.68	$0.67
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)	$(0.41)	$(0.41)	$(0.46)
From net realized gain	(0.04)	—	(0.05)	—	(0.02)
Total distributions declared to shareholders	$(0.45)	$(0.42)	$(0.46)	$(0.41)	$(0.48)
Net asset value, end of period (x)	$12.54	$11.78	$10.66	$11.49	$11.22
Total return (%) (k)(r)(s)(x)	10.34	14.46	(3.31)	6.11	5.98(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.94	0.93	0.93	0.90(c)
Expenses after expense reductions (f)	0.88	0.88	0.88	0.88	0.85(c)
Net investment income (loss)	2.65	3.08	3.18	3.12	3.27(c)
Portfolio turnover	41	34	32	36	31
Net assets at end of period (000 omitted)	$169,239	$161,833	$154,370	$194,337	$188,440

See Notes to Financial Statements
17

MFS Corporate Bond Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
18

MFS Corporate Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally
19

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$2,737,153	$—	$2,737,153
Municipal Bonds	—	3,122,902	—	3,122,902
U.S. Corporate Bonds	—	178,247,174	—	178,247,174
Residential Mortgage-Backed Securities	—	79,151	—	79,151
Commercial Mortgage-Backed Securities	—	82,826	—	82,826
Asset-Backed Securities (including CDOs)	—	97,175	—	97,175
Foreign Bonds	—	37,851,350	—	37,851,350
Mutual Funds	4,930,371	—	—	4,930,371
Total	$4,930,371	$222,217,731	$—	$227,148,102
Other Financial Instruments
Futures Contracts – Asset Derivative	$18,703	$—	$—	$18,703
Futures Contracts – Liability Derivative	(72,767)	—	—	(72,767)
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$18,703	$(72,767)
(a) Values presented in this table for futures contracts correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund's Statement of Assets and Liabilities.
20

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(466,895)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(81,964)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
21

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$7,393,039	$8,024,012
Long-term capital gains	300,008	—
Total distributions	$7,693,047	$8,024,012
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$203,417,984
Gross appreciation	23,789,929
Gross depreciation	(113,875)
Net unrealized appreciation (depreciation)	$23,676,054
Undistributed ordinary income	5,900,606
Undistributed long-term capital gain	4,198,267
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$2,184,264	$2,204,366
Service Class	5,508,783	5,819,646
Total	$7,693,047	$8,024,012
22

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $23,530, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $114,447, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $6,317, which equated to 0.0029% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $404.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0183% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$3,910,817	$14,484,048
Non-U.S. Government securities	81,596,403	76,564,881
23

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	512,275	$6,356,882	202,825	$2,364,950
Service Class	2,413,646	29,610,213	1,370,646	15,476,443
	2,925,921	$35,967,095	1,573,471	$17,841,393
Shares issued to shareholders in reinvestment of distributions
Initial Class	177,294	$2,184,264	184,930	$2,204,366
Service Class	453,025	5,508,783	494,447	5,819,646
	630,319	$7,693,047	679,377	$8,024,012
Shares reacquired
Initial Class	(873,200)	$(10,710,012)	(781,648)	$(9,055,470)
Service Class	(3,109,400)	(36,170,139)	(2,597,324)	(29,823,113)
	(3,982,600)	$(46,880,151)	(3,378,972)	$(38,878,583)
Net change
Initial Class	(183,631)	$(2,168,866)	(393,893)	$(4,486,154)
Service Class	(242,729)	(1,051,143)	(732,231)	(8,527,024)
	(426,360)	$(3,220,009)	(1,126,124)	$(13,013,178)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,143 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,381,121	$84,199,818	$83,650,348	$(220)	$—	$4,930,371
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$18,118	$—
24

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
25

MFS Corporate Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Corporate Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not recieved from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
26

MFS Corporate Bond Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
27

MFS Corporate Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
28

MFS Corporate Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Henry Peabody Robert Persons
29

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Corporate Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
30

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
31

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
32

MFS Corporate Bond Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $331,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
33

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
35

Annual Report
December 31, 2020
MFS®  Core Equity Portfolio
MFS® Variable Insurance Trust II
RGS-ANN

MFS® Core Equity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Apple, Inc.	6.4%
Microsoft Corp.	5.2%
Amazon.com, Inc.	4.7%
Alphabet, Inc., “A”	3.1%
Facebook, Inc., “A”	2.1%
Johnson & Johnson	2.0%
Visa, Inc., “A”	1.9%
Adobe Systems, Inc.	1.6%
Merck & Co., Inc.	1.5%
Bank of America Corp.	1.4%
Global equity sectors (k)
Technology	31.2%
Financial Services	14.8%
Health Care (s)	14.1%
Capital Goods (s)	13.2%
Consumer Cyclicals	13.1%
Energy	5.0%
Consumer Staples	4.7%
Telecommunications and Cable Television	3.3%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Core Equity Portfolio (fund) provided a total return of 18.71%, while Service Class shares of the fund provided a total return of 18.39%. These compare with a return of 20.89% over the same period for the fund’s benchmark, the Russell 3000® Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Detractors from Performance
Security selection within the capital goods sector detracted from performance relative to the Russell 3000® Index, led by the fund's not holding shares of strong-performing electric vehicle manufacturer Tesla. The share price of Tesla appreciated throughout the period after the company disclosed record deliveries amid the launch of its Model Y and China factory. Additionally, Tesla was added as a constituent to the S&P 500 Index, which further boosted its stock performance.
Security selection in both the health care and technology sectors also hindered relative performance. Within the health care sector, the fund’s overweight position in medical devices maker Boston Scientific weakened relative returns. Within the technology sector, an overweight position in semiconductor company Intel, and not holding shares of computer graphics processors maker NVIDIA and digital payment technology developer Paypal Holdings, weighed on the fund's relative results. The share price of Intel depreciated driven by weakness in its Data Center Group. Additionally, the firm came under pressure as management delayed the ramp-up of its 7nm process technology, while competitor AMD appeared to have gained market share in PCs and server chips.
Elsewhere, the timing of the fund’s ownership in shares of diversified financial services firm Citigroup(h), and its overweight positions in weak-performing real estate investment trust EPR Properties, integrated energy company Chevron, banking services provider Truist Financial and financial services firm U.S. Bancorp, further dampened relative returns.
Contributors to Performance
Security selection in the financial services sector contributed to relative performance, led by the timing of the fund’s ownership in shares of diversified financial services firm Wells Fargo, and not owning shares of weak-performing global financial services firm JPMorgan Chase.
Security selection in both the telecommunications and cable television and energy sectors also bolstered relative results. Within the telecommunications and cable television sector, not owning shares of telecommunication services provider AT&T, and the timing of the fund’s ownership in shares of broadcast and communication tower management firm American Tower(h), supported relative
3

MFS Core Equity Portfolio
Management Review - continued
results. Within the energy sector, not holding shares of integrated oil and gas company Exxon Mobil also helped relative returns. The share price of Exxon Mobil suffered as oil and gas prices came under significant pressure during the period due to lower volumes and production caused by the COVID-19 virus and the price war between Saudi Arabia and Russia.
Stocks in other sectors that were among the fund's top relative contributors included its overweight positions in computer and personal electronics maker Apple, internet retailer Amazon.com and integrated circuits and electronic devices developer Cadence Design Systems. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected and the shift toward work-from-home and remote learning supported strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility. Lastly, not holding shares of aerospace company Boeing, and the fund’s holdings of analytics provider Clarivate Analytics(b), also aided relative returns.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Core Equity Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	18.71%	16.15%	13.82%
Service Class	8/24/01	18.39%	15.85%	13.53%
Comparative benchmark(s)
Russell 3000® Index (f)	20.89%	15.43%	13.79%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 3000® Index(h) – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Core Equity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.85%	$1,000.00	$1,217.51	$4.74
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
Service Class	Actual	1.10%	$1,000.00	$1,215.61	$6.13
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
7

MFS Core Equity Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 100.2%
Aerospace – 2.7%
CACI International, Inc., “A” (a)	1,324	$ 330,113
Curtiss-Wright Corp.	3,505	407,807
Honeywell International, Inc.	8,788	1,869,208
KBR, Inc.	12,257	379,109
L3Harris Technologies, Inc.	4,520	854,370
Northrop Grumman Corp.	1,759	536,003
PAE, Inc. (a)	65,330	599,729
Raytheon Technologies Corp.	19,579	1,400,094
		$6,376,433
Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A”	3,264	$ 714,979
Apparel Manufacturers – 0.3%
Skechers USA, Inc., “A” (a)	21,904	$ 787,230
Automotive – 1.3%
Aptiv PLC	9,601	$ 1,250,914
LKQ Corp. (a)	30,056	1,059,173
Visteon Corp. (a)	5,684	713,456
		$3,023,543
Biotechnology – 0.9%
Adaptive Biotechnologies Corp. (a)	4,554	$ 269,278
Illumina, Inc. (a)	1,511	559,070
Seer, Inc. (a)	521	29,249
Vertex Pharmaceuticals, Inc. (a)	5,394	1,274,818
		$2,132,415
Broadcasting – 0.5%
Netflix, Inc. (a)	1,993	$ 1,077,675
Brokerage & Asset Managers – 1.7%
Cboe Global Markets, Inc.	7,289	$ 678,752
Charles Schwab Corp.	52,671	2,793,670
NASDAQ, Inc.	2,802	371,937
		$3,844,359
Business Services – 3.3%
Accenture PLC, “A”	2,990	$ 781,018
Amdocs Ltd.	7,151	507,220
Clarivate PLC (a)	49,572	1,472,784
Fidelity National Information Services, Inc.	7,935	1,122,485
Fiserv, Inc. (a)	8,187	932,172
Global Payments, Inc.	5,213	1,122,985
Proofpoint, Inc. (a)	3,300	450,153
Verisk Analytics, Inc., “A”	6,493	1,347,882
		$7,736,699
Cable TV – 1.2%
Cable One, Inc.	143	$ 318,564
Liberty Broadband Corp. (a)	15,978	2,530,436
		$2,849,000
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.6%
Element Solutions, Inc.	52,069	$ 923,183
FMC Corp.	4,755	546,492
		$1,469,675
Computer Software – 10.2%
Adobe Systems, Inc. (a)	7,534	$ 3,767,904
Atlassian Corp. PLC, “A” (a)	7,093	1,658,840
Cadence Design Systems, Inc. (a)	9,694	1,322,553
Eventbrite, Inc. (a)	42,639	771,766
Everbridge, Inc. (a)	6,301	939,290
Microsoft Corp.	54,420	12,104,096
Ping Identity Holding Corp. (a)	7,177	205,549
salesforce.com, inc. (a)	13,367	2,974,559
		$23,744,557
Computer Software - Systems – 8.1%
Apple, Inc. (s)	111,212	$ 14,756,720
EPAM Systems, Inc. (a)	1,924	689,466
ServiceNow, Inc. (a)	2,988	1,644,685
Square, Inc., “A” (a)	4,449	968,280
Zebra Technologies Corp., “A” (a)	2,039	783,649
		$18,842,800
Construction – 1.7%
AvalonBay Communities, Inc., REIT	4,584	$ 735,411
AZEK Co. LLC (a)	5,283	203,131
D.R. Horton, Inc.	3,869	266,652
Masco Corp.	13,270	728,921
Otis Worldwide Corp.	7,575	511,691
Sherwin-Williams Co.	1,134	833,388
Vulcan Materials Co.	4,544	673,921
		$3,953,115
Consumer Products – 1.4%
Colgate-Palmolive Co.	13,822	$ 1,181,919
Energizer Holdings, Inc.	2,615	110,301
Kimberly-Clark Corp.	6,519	878,957
Procter & Gamble Co.	8,321	1,157,784
		$3,328,961
Consumer Services – 0.4%
Bright Horizons Family Solutions, Inc. (a)	1,467	$ 253,776
Grand Canyon Education, Inc. (a)	6,740	627,562
		$881,338
Containers – 0.3%
Ball Corp.	7,242	$ 674,809
Electrical Equipment – 1.2%
AMETEK, Inc.	5,416	$ 655,011
Johnson Controls International PLC	10,235	476,849
Sensata Technologies Holding PLC (a)	24,279	1,280,474
TE Connectivity Ltd.	2,660	322,046
		$2,734,380

8

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 3.9%
Applied Materials, Inc.	19,831	$ 1,711,415
Intel Corp.	25,503	1,270,560
Lam Research Corp.	2,218	1,047,495
Monolithic Power Systems, Inc.	1,522	557,402
NXP Semiconductors N.V.	11,916	1,894,763
Silicon Laboratories, Inc. (a)	1,472	187,445
Texas Instruments, Inc.	14,472	2,375,289
		$9,044,369
Energy - Independent – 0.7%
ConocoPhillips	15,006	$ 600,090
Diamondback Energy, Inc.	7,041	340,784
Pioneer Natural Resources Co.	3,220	366,726
Valero Energy Corp.	7,049	398,762
		$1,706,362
Energy - Integrated – 0.8%
Chevron Corp.	20,609	$ 1,740,430
Food & Beverages – 2.5%
Archer Daniels Midland Co.	12,017	$ 605,777
Coca-Cola Co.	7,297	400,168
Coca-Cola European Partners PLC	6,937	345,671
Hostess Brands, Inc. (a)	23,452	343,337
J.M. Smucker Co.	2,999	346,684
Mondelez International, Inc.	25,745	1,505,310
Nomad Foods Ltd. (a)	8,869	225,450
PepsiCo, Inc.	13,597	2,016,435
		$5,788,832
Food & Drug Stores – 1.1%
Grocery Outlet Holding Corp. (a)	5,992	$ 235,186
Wal-Mart Stores, Inc.	15,658	2,257,101
		$2,492,287
Gaming & Lodging – 0.6%
Marriott International, Inc., “A”	5,893	$ 777,405
Wyndham Hotels & Resorts, Inc.	9,355	556,061
		$1,333,466
General Merchandise – 0.8%
Dollar General Corp.	8,619	$ 1,812,576
Health Maintenance Organizations – 1.6%
Cigna Corp.	10,427	$ 2,170,693
Humana, Inc.	3,627	1,488,049
		$3,658,742
Insurance – 3.5%
Aon PLC	11,340	$ 2,395,802
Arthur J. Gallagher & Co.	10,031	1,240,935
Assurant, Inc.	5,041	686,685
Chubb Ltd.	9,814	1,510,571
Everest Re Group Ltd.	1,354	316,958
Hartford Financial Services Group, Inc.	15,763	772,072
MetLife, Inc.	11,588	544,056
Reinsurance Group of America, Inc.	3,352	388,497
Third Point Reinsurance Ltd. (a)	34,398	327,469
		$8,183,045
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 5.2%
Airbnb, Inc., “A” (a)	412	$ 60,482
Alphabet, Inc., “A” (a)(s)	4,057	7,110,460
Facebook, Inc., “A” (a)	17,707	4,836,844
		$12,007,786
Leisure & Toys – 0.7%
Electronic Arts, Inc.	11,672	$ 1,676,099
Machinery & Tools – 2.1%
Caterpillar, Inc.	4,572	$ 832,196
Cummins, Inc.	2,266	514,609
Eaton Corp. PLC	6,829	820,436
IDEX Corp.	1,922	382,862
Ingersoll Rand, Inc. (a)	9,896	450,862
Roper Technologies, Inc.	2,899	1,249,730
Trane Technologies PLC	4,015	582,817
		$4,833,512
Major Banks – 3.8%
Bank of America Corp.	103,531	$ 3,138,025
Goldman Sachs Group, Inc.	9,702	2,558,514
PNC Financial Services Group, Inc.	13,162	1,961,138
Wells Fargo & Co.	35,245	1,063,694
		$8,721,371
Medical & Health Technology & Services – 2.2%
IDEXX Laboratories, Inc. (a)	935	$ 467,378
McKesson Corp.	8,269	1,438,145
PRA Health Sciences, Inc. (a)	15,209	1,907,817
Quest Diagnostics, Inc.	8,506	1,013,660
Teladoc Health, Inc. (a)	1,389	277,744
		$5,104,744
Medical Equipment – 4.2%
Becton, Dickinson and Co.	5,070	$ 1,268,615
Boston Scientific Corp. (a)	40,948	1,472,081
Danaher Corp.	3,242	720,178
Maravai Lifesciences Holdings, Inc., “A” (a)	35,008	981,974
Masimo Corp. (a)	742	199,138
Medtronic PLC	21,787	2,552,129
PerkinElmer, Inc.	7,342	1,053,577
STERIS PLC	8,025	1,521,059
		$9,768,751
Natural Gas - Pipeline – 0.3%
Cheniere Energy, Inc. (a)	3,855	$ 231,416
Enterprise Products Partners LP	20,043	392,642
		$624,058
Network & Telecom – 0.5%
Equinix, Inc., REIT	1,517	$ 1,083,411
Oil Services – 0.3%
Cactus, Inc., “A”	7,447	$ 194,143
ChampionX Corp. (a)	35,956	550,127
		$744,270

9

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 4.0%
Bank OZK	18,238	$ 570,302
Moody's Corp.	2,965	860,562
Northern Trust Corp.	6,387	594,885
Prosperity Bancshares, Inc.	2,909	201,768
SVB Financial Group (a)	1,049	406,834
Truist Financial Corp.	31,783	1,523,359
U.S. Bancorp	14,218	662,417
Visa, Inc., “A”	20,087	4,393,629
		$9,213,756
Pharmaceuticals – 5.7%
Eli Lilly & Co.	17,132	$ 2,892,567
Johnson & Johnson	28,982	4,561,187
Merck & Co., Inc.	43,238	3,536,868
Zoetis, Inc.	13,348	2,209,094
		$13,199,716
Pollution Control – 0.3%
GFL Environmental, Inc.	20,737	$ 605,106
U.S. Ecology, Inc.	4,950	179,833
		$784,939
Printing & Publishing – 0.1%
Warner Music Group Corp.	6,793	$ 258,066
Railroad & Shipping – 1.2%
Canadian Pacific Railway Ltd.	4,316	$ 1,496,314
Kansas City Southern Co.	6,802	1,388,492
		$2,884,806
Real Estate – 1.9%
Broadstone Net Lease, Inc.	25,182	$ 493,064
EPR Properties, REIT	42,641	1,385,832
Industrial Logistics Properties Trust, REIT	21,204	493,841
Lexington Realty Trust, REIT	28,161	299,070
STORE Capital Corp., REIT	22,501	764,584
Sun Communities, Inc., REIT	1,870	284,147
W.P. Carey, Inc., REIT	9,945	701,918
		$4,422,456
Restaurants – 1.6%
Performance Food Group Co. (a)	7,258	$ 345,554
Starbucks Corp.	19,387	2,074,021
Texas Roadhouse, Inc.	5,545	433,397
Wendy's Co.	34,511	756,481
		$3,609,453
Specialty Chemicals – 1.5%
Air Products & Chemicals, Inc.	3,750	$ 1,024,575
Avient Corp.	16,099	648,468
Axalta Coating Systems Ltd. (a)	19,871	567,317
DuPont de Nemours, Inc.	13,132	933,816
Univar Solutions, Inc. (a)	14,613	277,793
		$3,451,969
Specialty Stores – 7.1%
Amazon.com, Inc. (a)(s)	3,371	$ 10,979,111
AutoZone, Inc. (a)	1,046	1,239,970
Burlington Stores, Inc. (a)	2,359	616,997
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
Home Depot, Inc.	8,001	$ 2,125,226
Ross Stores, Inc.	7,651	939,619
Urban Outfitters, Inc. (a)	24,687	631,987
		$16,532,910
Telecommunications - Wireless – 1.8%
SBA Communications Corp., REIT	5,346	$ 1,508,267
T-Mobile USA, Inc. (a)	19,202	2,589,390
		$4,097,657
Telephone Services – 0.5%
Verizon Communications, Inc.	19,112	$ 1,122,830
Tobacco – 0.4%
Philip Morris International, Inc.	12,504	$ 1,035,206
Trucking – 0.3%
Forward Air Corp.	6,165	$ 473,718
J.B. Hunt Transport Services, Inc.	2,464	336,706
		$810,424
Utilities - Electric Power – 2.9%
American Electric Power Co., Inc.	9,347	$ 778,325
CenterPoint Energy, Inc.	19,161	414,644
CenterPoint Energy, Inc. (a)(z)	11,576	250,505
DTE Energy Co.	2,753	334,242
Duke Energy Corp.	4,549	416,506
Evergy, Inc.	7,660	425,207
Exelon Corp.	16,017	676,238
NextEra Energy, Inc.	21,684	1,672,920
PG&E Corp. (a)	38,374	478,140
Pinnacle West Capital Corp.	3,842	307,168
Southern Co.	8,292	509,377
Xcel Energy, Inc.	8,515	567,695
		$6,830,967
Total Common Stocks (Identified Cost, $145,331,919)		$ 232,751,234
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $1,489,118)	1,489,118	$ 1,489,118
Securities Sold Short – (0.8)%
Medical & Health Technology & Services – (0.5)%
Healthcare Services Group, Inc.	(41,530)	$ (1,166,993)
Telecommunications - Wireless – (0.2)%
Crown Castle International Corp., REIT	(2,286)	$ (363,908)
Trucking – (0.1)%
XPO Logistics, Inc.	(1,913)	$ (228,030)
Total Securities Sold Short (Proceeds Received, $1,522,683)		$ (1,758,931)
Other Assets, Less Liabilities – (0.0)%		(92,397)
Net Assets – 100.0%		$ 232,389,024

10

MFS Core Equity Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,489,118 and $232,751,234, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc.	5/07/20	$186,142	$250,505
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
At December 31, 2020, the fund had cash collateral of $22,014 and other liquid securities with an aggregate value of $4,002,807 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
11

MFS Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $145,331,919)	$232,751,234
Investments in affiliated issuers, at value (identified cost, $1,489,118)	1,489,118
Cash	2,147
Deposits with brokers for
Securities sold short	22,014
Receivables for
Fund shares sold	4,682
Dividends	203,915
Other assets	1,384
Total assets	$234,474,494
Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,522,683)	$1,758,931
Fund shares reacquired	255,014
Payable to affiliates
Investment adviser	9,325
Administrative services fee	210
Shareholder servicing costs	74
Distribution and/or service fees	744
Payable for independent Trustees' compensation	142
Accrued expenses and other liabilities	61,030
Total liabilities	$2,085,470
Net assets	$232,389,024
Net assets consist of
Paid-in capital	$124,782,705
Total distributable earnings (loss)	107,606,319
Net assets	$232,389,024
Shares of beneficial interest outstanding	8,362,913
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$177,571,072	6,369,871	$27.88
Service Class	54,817,952	1,993,042	27.50
See Notes to Financial Statements
12

MFS Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$2,915,445
Other	18,157
Dividends from affiliated issuers	9,094
Income on securities loaned	713
Foreign taxes withheld	(7,049)
Total investment income	$2,936,360
Expenses
Management fee	$1,546,467
Distribution and/or service fees	117,481
Shareholder servicing costs	13,625
Administrative services fee	38,024
Independent Trustees' compensation	8,268
Custodian fee	11,800
Shareholder communications	23,206
Audit and tax fees	58,710
Legal fees	3,337
Dividend and interest expense on securities sold short	56,407
Interest expense and fees	1,069
Miscellaneous	32,053
Total expenses	$1,910,447
Reduction of expenses by investment adviser	(22,664)
Net expenses	$1,887,783
Net investment income (loss)	$1,048,577
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$19,785,065
Affiliated issuers	(663)
Securities sold short	(117,599)
Foreign currency	(232)
Net realized gain (loss)	$19,666,571
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$16,463,129
Affiliated issuers	22
Securities sold short	(226,175)
Translation of assets and liabilities in foreign currencies	(26)
Net unrealized gain (loss)	$16,236,950
Net realized and unrealized gain (loss)	$35,903,521
Change in net assets from operations	$36,952,098
See Notes to Financial Statements
13

MFS Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$1,048,577	$1,426,764
Net realized gain (loss)	19,666,571	10,423,720
Net unrealized gain (loss)	16,236,950	46,036,440
Change in net assets from operations	$36,952,098	$57,886,924
Total distributions to shareholders	$(11,731,291)	$(28,139,029)
Change in net assets from fund share transactions	$(7,064,004)	$(1,702,049)
Total change in net assets	$18,156,803	$28,045,846
Net assets
At beginning of period	214,232,221	186,186,375
At end of period	$232,389,024	$214,232,221
See Notes to Financial Statements
14

MFS Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$24.81	$21.68	$25.21	$21.67	$21.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.18	$0.20	$0.17	$0.21(c)
Net realized and unrealized gain (loss)	4.38	6.59	(0.78)	5.04	2.16
Total from investment operations	$4.52	$6.77	$(0.58)	$5.21	$2.37
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.18)	$(0.23)	$(0.17)
From net realized gain	(1.27)	(3.43)	(2.77)	(1.44)	(1.81)
Total distributions declared to shareholders	$(1.45)	$(3.64)	$(2.95)	$(1.67)	$(1.98)
Net asset value, end of period (x)	$27.88	$24.81	$21.68	$25.21	$21.67
Total return (%) (k)(r)(s)(x)	18.71	33.19	(3.83)	24.82	11.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.87	0.87	0.84(c)
Expenses after expense reductions (f)	0.86	0.87	0.86	0.86	0.82(c)
Net investment income (loss)	0.56	0.75	0.79	0.72	1.00(c)
Portfolio turnover	46	37	40	39	60
Net assets at end of period (000 omitted)	$177,571	$167,488	$144,991	$171,038	$156,040
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.83	0.83	0.83	0.84	0.80(c)

See Notes to Financial Statements
15

MFS Core Equity Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$24.50	$21.44	$24.96	$21.47	$21.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.12	$0.14	$0.11	$0.16(c)
Net realized and unrealized gain (loss)	4.31	6.51	(0.78)	4.99	2.13
Total from investment operations	$4.39	$6.63	$(0.64)	$5.10	$2.29
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.11)	$(0.17)	$(0.11)
From net realized gain	(1.27)	(3.43)	(2.77)	(1.44)	(1.81)
Total distributions declared to shareholders	$(1.39)	$(3.57)	$(2.88)	$(1.61)	$(1.92)
Net asset value, end of period (x)	$27.50	$24.50	$21.44	$24.96	$21.47
Total return (%) (k)(r)(s)(x)	18.39	32.87	(4.07)	24.50	11.07(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.13	1.12	1.12	1.09(c)
Expenses after expense reductions (f)	1.11	1.12	1.11	1.11	1.07(c)
Net investment income (loss)	0.32	0.50	0.54	0.47	0.75(c)
Portfolio turnover	46	37	40	39	60
Net assets at end of period (000 omitted)	$54,818	$46,744	$41,195	$46,453	$42,883
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.08	1.08	1.08	1.09	1.06(c)
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended December 31, 2017 would have been lower by approximately 0.78%.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally
17

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$226,460,641	$250,505	$—	$226,711,146
Canada	2,101,420	—	—	2,101,420
United Kingdom	2,043,905	—	—	2,043,905
Netherlands	1,894,763	—	—	1,894,763
Mutual Funds	1,489,118	—	—	1,489,118
Total	$233,989,847	$250,505	$—	$234,240,352
Securities Sold Short	$(1,758,931)	$—	$—	$(1,758,931)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2020, this expense amounted to $56,407. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is
18

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$3,863,247	$2,965,018
Long-term capital gains	7,868,044	25,174,011
Total distributions	$11,731,291	$28,139,029
The federal tax cost and the tax basis components of distributable earnings were as follows:
19

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
As of 12/31/20
Cost of investments	$145,818,817
Gross appreciation	89,042,538
Gross depreciation	(2,379,934)
Net unrealized appreciation (depreciation)	$86,662,604
Undistributed ordinary income	2,101,522
Undistributed long-term capital gain	18,669,766
Other temporary differences	172,427
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$9,114,275	$21,988,555
Service Class	2,617,016	6,150,474
Total	$11,731,291	$28,139,029
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $22,664, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 0.84% of average daily net assets for the Initial Class shares and 1.09% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022.  For the year ended December 31, 2020, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
20

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $12,782, which equated to 0.0062% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $843.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0184% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $237,244 and $204,215, respectively. The sales transactions resulted in net realized gains (losses) of $(6,837).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $14,248, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short sales and short-term obligations, aggregated $95,074,735 and $111,874,063, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	328,117	$8,057,874	173,198	$4,231,121
Service Class	404,275	9,377,983	114,041	2,743,994
	732,392	$17,435,857	287,239	$6,975,115
Shares issued to shareholders in reinvestment of distributions
Initial Class	354,090	$9,114,275	988,694	$21,988,555
Service Class	102,951	2,617,016	279,694	6,150,474
	457,041	$11,731,291	1,268,388	$28,139,029
Shares reacquired
Initial Class	(1,063,282)	$(26,098,196)	(1,099,951)	$(26,894,741)
Service Class	(422,060)	(10,132,956)	(407,368)	(9,921,452)
	(1,485,342)	$(36,231,152)	(1,507,319)	$(36,816,193)
21

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Net change
Initial Class	(381,075)	$(8,926,047)	61,941	$(675,065)
Service Class	85,166	1,862,043	(13,633)	(1,026,984)
	(295,909)	$(7,064,004)	48,308	$(1,702,049)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,063 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,972,595	$38,383,448	$38,866,284	$(663)	$22	$1,489,118
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$9,094	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
22

MFS Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
24

MFS Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
25

MFS Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall
26

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
27

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
28

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
29

MFS Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $8,655,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 66.93% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report

December 31, 2020

MFS® Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust II

FCE-ANN

MFS® Emerging Markets Equity Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	8.1%
Samsung Electronics Co. Ltd.	7.6%
Alibaba Group Holding Ltd., ADR	5.8%
Prosus N.V.	4.1%
Tencent Holdings Ltd.	3.8%
AIA Group Ltd.	2.8%
Housing Development Finance Corp. Ltd.	2.7%
Yum China Holdings, Inc.	2.4%
Sberbank of Russia	2.4%
NAVER Corp.	2.3%

GICS equity sectors (g)
Financials	20.6%
Information Technology	19.0%
Consumer Discretionary	18.3%
Communication Services	12.4%
Consumer Staples	11.1%
Industrials	4.8%
Materials	4.6%
Energy	3.8%
Real Estate	2.9%
Health Care	0.7%
Utilities	0.6%

Issuer country weightings (x)
China	29.3%
South Korea	13.9%
India	9.5%
Taiwan	9.3%
Hong Kong	6.7%
Russia	6.4%
Brazil	5.6%
Netherlands	4.1%
Indonesia	2.2%
Other Countries	13.0%

Currency exposure weightings (y)
Hong Kong Dollar	23.7%
South Korean Won	13.9%
Taiwan Dollar	9.3%
Chinese Renminbi	8.7%
Indian Rupee	8.3%
United States Dollar	6.5%
Euro	6.0%
Russian Ruble	5.8%
Brazilian Real	5.6%
Other Currencies	12.2%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

(x)

Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Emerging Markets Equity Portfolio (fund) provided a total return of 10.57%, while Service Class shares of the fund provided a total return of 10.33%. These compare with a return of 18.31% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Security selection and, to a lesser extent, an underweight position in the consumer discretionary sector were key factors that detracted from the fund’s performance relative to the MSCI Emerging Markets Index. Here, not owning shares of strong-performing food delivery service company Meituan (China) and electric vehicle manufacturer NIO (China) hurt relative performance. The stock price for NIO advanced as the company saw record demand for its electric vehicle lineup and a growing backlog of orders. The fund’s holdings of e-commerce platform services provider Prosus (b) (Netherlands), its overweight position in leisure, gaming and entertainment company Genting (h) (Malaysia), and the timing of the fund’s ownership in shares of online and mobile commerce company Alibaba Group Holding (China), also weighed on relative returns.

Stocks in other sectors that were among the fund’s top relative detractors included its overweight positions in banking firm Banco Bradesco (h) (Brazil), beverage manufacturer Ambev (Brazil), integrated oil company LUKOIL (Russia), commercial vehicle finance services provider Shriram Transport Finance (h) (India) and integrated human resource services provider 51job (China).

Contributors to Performance

Security selection in the communication services sector contributed to the fund’s relative performance during the reporting period. Here, an overweight position in internet-based, multiple services company Tencent Holdings (China) and internet search engine and online computer games provider NAVER (South Korea), and not owning shares of poor-performing mobile telecommunications provider China Mobile (Hong Kong), strengthened relative returns. The stock price of Tencent Holdings advanced as the company posted strong gaming revenue, particularly within its mobile segment, and better-than-anticipated online advertising growth.

Elsewhere, the fund’s overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), wine producer Kweichow Moutai (China), microchip and electronics manufacturer Samsung Electronics (South Korea), brewing company China Resources Beer Holdings (China) and dairy products and health drinks producer Inner Mongolia Yili Industrial Group (China) aided relative performance. The stock price of Taiwan Semiconductor Manufacturing advanced after the company delivered earnings per share results that were well ahead of market expectations. Management noted that the better-than-expected performance was

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

primarily driven by strong demand across all application platforms, with revenue growth in smartphones leading the way. The fund’s holdings of electronic power tools manufacturer Techtronic Industries (b) (Hong Kong) boosted relative returns. Not owning shares of poor-performing bank Itau Unibanco (Brazil) further contributed to relative results.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Robert Lau, and Harry Purcell

Note to Contract Owners: Effective August 1, 2021, Robert Lau will no longer be a Portfolio Manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	10.57%	11.59%	2.59%
Service Class	8/24/01	10.33%	11.32%	2.33%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		18.31%	12.81%	3.63%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI Emerging Markets Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	1.23%	$1,000.00	$1,287.70	$7.07
	Hypothetical (h)	1.23%	$1,000.00	$1,018.95	$6.24
Service Class	Actual	1.48%	$1,000.00	$1,286.46	$8.51
	Hypothetical (h)	1.48%	$1,000.00	$1,017.70	$7.51

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.8%
Airlines – 0.8%
Shanghai International Air Co., Ltd.	31,300	$362,115

Alcoholic Beverages – 4.6%
Ambev S.A., ADR	226,590	$693,365
China Resources Beer Holdings Co. Ltd.	74,000	681,539
Kweichow Moutai Co. Ltd., “A”	2,400	733,234

		$2,108,138

Automotive – 3.5%
Hero MotoCorp Ltd.	9,399	$400,594
Mahindra & Mahindra Ltd.	61,452	607,717
PT United Tractors Tbk	324,100	613,599

		$1,621,910

Biotechnology – 0.3%
Hugel, Inc. (a)	731	$126,376

Brokerage & Asset Managers – 2.3%
B3 Brasil Bolsa Balcao S.A.	32,200	$386,237
Moscow Exchange MICEX-RTS PJSC	316,158	682,243

		$1,068,480

Business Services – 2.1%
Tata Consultancy Services Ltd.	24,554	$962,014

Computer Software – Systems – 7.6%
Samsung Electronics Co. Ltd.	46,771	$3,487,481

Conglomerates – 1.2%
Jardine Strategic Holdings Ltd.	21,400	$532,432

Construction – 3.1%
Gree Electric Appliances, Inc.	93,800	$890,462
Techtronic Industries Co. Ltd.	36,500	522,614

		$1,413,076

Consumer Services – 2.4%
51job, Inc., ADR (a)	7,957	$556,990
MakeMyTrip Ltd. (a)	18,533	547,279

		$1,104,269

Electronics – 8.8%
ASM Pacific Technology Ltd.	4,100	$54,103
Silicon Motion Technology Corp., ADR	5,239	252,258
Taiwan Semiconductor Manufacturing Co. Ltd.	198,258	3,723,579

		$4,029,940

Energy – Integrated – 2.5%
LUKOIL PJSC, ADR	8,478	$578,200
Petroleo Brasileiro S.A., ADR	50,235	564,139

		$1,142,339

Food & Beverages – 4.7%
Gruma S.A.B. de C.V.	25,134	$299,254
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	124,341	843,605

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
Orion Corp. (a)	4,486	$512,072
Tata Consumer Products Ltd.	17,433	141,106
Tingyi (Cayman Islands) Holding Corp.	226,000	386,657

		$2,182,694

Forest & Paper Products – 0.7%
Suzano S.A. (a)	29,000	$324,717

Gaming & Lodging – 0.7%
Kangwon Land, Inc. (a)	15,027	$325,080

General Merchandise – 1.5%
Bim Birlesik Magazalar A.S.	32,401	$329,110
Walmart de Mexico S.A.B. de C.V.	122,729	345,253

		$674,363

Insurance – 6.2%
AIA Group Ltd.	105,200	$1,295,819
Ping An Insurance Co. of China Ltd., “H”	74,500	915,086
Samsung Fire & Marine Insurance Co. Ltd. (a)	3,755	648,129

		$2,859,034

Internet – 15.1%
Alibaba Group Holding Ltd., ADR (a)	11,377	$2,647,769
Baidu, Inc., ADR (a)	2,850	616,284
NAVER Corp. (a)	3,901	1,050,394
NetEase.com, Inc., ADR	9,372	897,556
Tencent Holdings Ltd.	23,900	1,746,307

		$6,958,310

Leisure & Toys – 4.1%
Prosus N.V.	17,367	$1,868,226

Machinery & Tools – 0.5%
Doosan Bobcat, Inc. (a)	8,501	$232,030

Major Banks – 2.6%
ABSA Group Ltd.	67,155	$547,751
China Construction Bank	849,670	646,597

		$1,194,348

Metals & Mining – 1.7%
Alrosa PJSC	28,600	$38,031
Lundin Mining Corp.	46,849	415,896
Vale S.A., ADR	20,254	339,457

		$793,384

Network & Telecom – 0.5%
VTech Holdings Ltd.	32,100	$249,059

Other Banks & Diversified Financials – 9.4%
Banco de Chile	2,883,372	$293,917
Credicorp Ltd.	1,564	256,527
E.Sun Financial Holding Co. Ltd.	348,769	317,480
Grupo Financiero Inbursa S.A. de C.V. (a)	165,168	166,500
HDFC Bank Ltd. (a)	9,733	191,720

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Housing Development Finance Corp. Ltd.	35,548	$1,253,430
Komercni Banka A.S. (a)	9,536	291,708
Metropolitan Bank & Trust Co.	45,300	46,268
Public Bank Berhad	33,600	172,072
Sberbank of Russia	300,818	1,102,852
Tisco Financial Group PLC	83,200	245,768

		$4,338,242

Pharmaceuticals – 0.4%
Genomma Lab Internacional S.A., “B” (a)	215,239	$203,779

Precious Metals & Minerals – 1.4%
Gold Fields Ltd., ADR	41,770	$387,208
Polymetal International PLC	11,303	261,032

		$648,240

Real Estate – 2.9%
Aldar Properties PJSC	224,079	$192,164
ESR Cayman Ltd. (a)	120,000	430,316
Hang Lung Properties Ltd.	101,000	267,317
Multiplan Empreendimentos Imobiliarios S.A.	55,909	254,739
Swire Properties Ltd.	58,400	170,186

		$1,314,722

Restaurants – 2.4%
Yum China Holdings, Inc.	19,607	$1,119,364

Specialty Chemicals – 0.8%
PTT Global Chemical PLC	192,200	$375,290

Telecommunications – Wireless – 0.6%
Mobile TeleSystems PJSC, ADR	30,589	$273,772

Telephone Services – 2.5%
Hellenic Telecommunications Organization S.A.	54,286	$874,078
PT Telekomunikasi Indonesia	1,103,900	260,064

		$1,134,142

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Tobacco – 0.3%
PT Hanjaya Mandala Sampoerna Tbk	1,333,550	$142,846

Utilities – Electric Power – 0.6%
CESC Ltd.	32,501	$273,245

Total Common Stocks (Identified Cost, $27,143,065)		$45,443,457

INVESTMENT COMPANIES (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $506,370)	506,370	$506,370

OTHER ASSETS, LESS LIABILITIES – 0.1%		28,495

NET ASSETS – 100.0%		$45,978,322

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $506,370 and $45,443,457, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

8

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $27,143,065)	$45,443,457
Investments in affiliated issuers, at value (identified cost, $506,370)	506,370
Receivables for
Investments sold	158,821
Fund shares sold	1,966
Dividends	40,647
Receivable from investment adviser	24,162
Other assets	505
Total assets	$46,175,928

Liabilities
Payables for
Fund shares reacquired	$10,503
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	32
Distribution and/or service fees	348
Payable for independent Trustees’ compensation	19
Deferred country tax expense payable	104,419
Accrued expenses and other liabilities	82,189
Total liabilities	$197,606
Net assets	$45,978,322

Net assets consist of
Paid-in capital	$28,358,323
Total distributable earnings (loss)	17,619,999
Net assets	$45,978,322
Shares of beneficial interest outstanding	2,685,901

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$20,335,319	1,176,965	$17.28
Service Class	25,643,003	1,508,936	16.99

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$1,013,232
Other	5,504
Dividends from affiliated issuers	3,454
Income on securities loaned	91
Foreign taxes withheld	(112,789)
Total investment income	$909,492
Expenses
Management fee	$436,470
Distribution and/or service fees	58,230
Shareholder servicing costs	5,821
Administrative services fee	17,500
Independent Trustees’ compensation	1,124
Custodian fee	144,709
Shareholder communications	11,328
Audit and tax fees	77,890
Legal fees	533
Miscellaneous	24,973
Total expenses	$778,578
Reduction of expenses by investment adviser	(208,341)
Net expenses	$570,237
Net investment income (loss)	$339,255

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$516,100
Affiliated issuers	(69)
Foreign currency	(26,459)
Net realized gain (loss)	$489,572
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $91,216 increase in deferred country tax)	$3,857,277
Translation of assets and liabilities in foreign currencies	(238)
Net unrealized gain (loss)	$3,857,039
Net realized and unrealized gain (loss)	$4,346,611
Change in net assets from operations	$4,685,866

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$339,255	$747,171
Net realized gain (loss)	489,572	2,318,920
Net unrealized gain (loss)	3,857,039	5,464,287
Change in net assets from operations	$4,685,866	$8,530,378
Total distributions to shareholders	$(3,615,028)	$(1,657,028)
Change in net assets from fund share transactions	$(1,773,884)	$(5,052,431)
Total change in net assets	$(703,046)	$1,820,919

Net assets
At beginning of period	46,681,368	44,860,449
At end of period	$45,978,322	$46,681,368

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$17.04	$14.75	$17.19	$12.59	$11.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.28	$0.11	$0.06	$0.15	(c)
Net realized and unrealized gain (loss)	1.47	2.63	(2.49)	4.71	0.93
Total from investment operations	$1.61	$2.91	$(2.38)	$4.77	$1.08

Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.11)	$(0.06)	$(0.17)	$(0.08)
From net realized gain	(0.87)	(0.51)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.62)	$(0.06)	$(0.17)	$(0.08)
Net asset value, end of period (x)	$17.28	$17.04	$14.75	$17.19	$12.59
Total return (%) (k)(r)(s)(x)	10.63	20.45	(13.89)	37.98	9.28	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.55	1.50	1.53	1.34	(c)
Expenses after expense reductions (f)	1.23	1.29	1.37	1.40	1.13	(c)
Net investment income (loss)	0.94	1.76	0.65	0.41	1.29	(c)
Portfolio turnover	48	21	31	27	47
Net assets at end of period (000 omitted)	$20,335	$21,065	$20,887	$28,026	$22,605

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$16.78	$14.53	$16.94	$12.41	$11.42

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.24	$0.07	$0.02	$0.12	(c)
Net realized and unrealized gain (loss)	1.43	2.58	(2.46)	4.64	0.91
Total from investment operations	$1.54	$2.82	$(2.39)	$4.66	$1.03

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.06)	$(0.02)	$(0.13)	$(0.04)
From net realized gain	(0.87)	(0.51)	—	—	—
Total distributions declared to shareholders	$(1.33)	$(0.57)	$(0.02)	$(0.13)	$(0.04)
Net asset value, end of period (x)	$16.99	$16.78	$14.53	$16.94	$12.41
Total return (%) (k)(r)(s)(x)	10.33	20.11	(14.13)	37.66	9.04	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.80	1.75	1.78	1.58	(c)
Expenses after expense reductions (f)	1.48	1.54	1.62	1.65	1.37	(c)
Net investment income (loss)	0.71	1.52	0.40	0.16	1.02	(c)
Portfolio turnover	48	21	31	27	47
Net assets at end of period (000 omitted)	$25,643	$25,616	$23,973	$29,665	$24,307

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

14

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$8,888,772	$4,585,109	$—	$13,473,881
South Korea	6,381,562	—	—	6,381,562
India	1,782,538	2,594,567	—	4,377,105
Taiwan	252,258	4,041,059	—	4,293,317
Hong Kong	835,594	2,255,936	—	3,091,530
Russia	851,972	2,084,158	—	2,936,130
Brazil	1,596,961	965,693	—	2,562,654
Netherlands	—	1,868,226	—	1,868,226
Indonesia	1,016,509	—	—	1,016,509
Other Countries	4,527,568	914,975	—	5,442,543
Mutual Funds	506,370	—	—	506,370
Total	$26,640,104	$19,309,723	$—	$45,949,827

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,860,481	$231,002
Long-term capital gains	1,754,547	1,426,026
Total distributions	$3,615,028	$1,657,028

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$28,471,866
Gross appreciation	18,106,852
Gross depreciation	(628,891)
Net unrealized appreciation (depreciation)	$17,477,961

Undistributed ordinary income	171,727
Capital loss carryforwards	(9,363)
Other temporary differences	(20,326)

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

As of December 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(9,363)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$1,583,859	$771,534
Service Class	2,031,169	885,494
Total	$3,615,028	$1,657,028

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	1.05%
In excess of $500 million	1.00%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $4,570, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.23% of average daily net assets for the Initial Class shares and 1.48% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $203,771, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $5,404, which equated to 0.0130% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $417.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0421% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $15,950 and $9,506, respectively. The sales transactions resulted in net realized gains (losses) of $2,957.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $5,489, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $19,656,167 and $24,668,708, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	79,334	$1,140,804	45,254	$732,087
Service Class	264,438	3,399,163	189,058	2,968,265
	343,772	$4,539,967	234,312	$3,700,352

Shares issued to shareholders in reinvestment of distributions
Initial Class	105,240	$1,583,859	52,736	$771,534
Service Class	137,148	2,031,169	61,407	885,494
	242,388	$3,615,028	114,143	$1,657,028

Shares reacquired
Initial Class	(243,942)	$(3,723,611)	(277,562)	$(4,435,286)
Service Class	(419,024)	(6,205,268)	(374,054)	(5,974,525)
	(662,966)	$(9,928,879)	(651,616)	$(10,409,811)

Net change
Initial Class	(59,368)	$(998,948)	(179,572)	$(2,931,665)
Service Class	(17,438)	(774,936)	(123,589)	(2,120,766)
	(76,806)	$(1,773,884)	(303,161)	$(5,052,431)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 8% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $231 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$451,912	$13,324,616	$13,270,089	$(69)	$—	$506,370

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$3,454	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

19

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Jose Luis Garcia Robert Lau Harry Purcell

23

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Emerging Markets Equity Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

24

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

25

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,931,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $1,007,648. The fund intends to pass through foreign tax credits of $125,780 for the fiscal year.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2020

MFS® Global Governments Portfolio

MFS® Variable Insurance Trust II

WGS-ANN

MFS® Global Governments Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	52.4%
U.S. Treasury Securities	30.1%
Emerging Markets Bonds	8.8%
Municipal Bonds	1.4%
Commercial Mortgage-Backed Securities	0.6%
Investment Grade Corporates	0.5%
U.S. Government Agencies	0.5%
Collateralized Debt Obligations	0.1%
Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	6.5%
AA	16.3%
A	16.7%
BBB	19.0%
BB	5.4%
U.S. Government	30.9%
Federal Agencies	0.5%
Not Rated	(0.9)%
Cash & Cash Equivalents	3.6%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	8.9
Average Effective Maturity (m)	11.4 yrs.

Issuer country weightings (i)(x)
United States	38.6%
Japan	14.6%
Italy	10.6%
United Kingdom	7.8%
Greece	5.0%
France	4.3%
Spain	3.5%
Portugal	2.6%
Sweden	2.2%
Other Countries	10.8%

Currency exposure weightings (i)(y)
United States Dollar	39.8%
Euro	27.7%
Japanese Yen	17.4%
British Pound Sterling	6.7%
Australian Dollar	2.7%
Canadian Dollar	1.7%
Iceland Krona	1.0%
Norwegian Krone	0.8%
Chinese Renminbi	0.7%
Other Currencies	1.5%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

MFS Global Governments Portfolio

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Global Governments Portfolio (fund) provided a total return of 10.60%, while Service Class shares of the fund provided a total return of 10.35%. These compare with a return of 9.68% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Factors Affecting Performance

Relative to the JPMorgan Global Government Bond Index (Unhedged), yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the middle portion (centered around maturities of 5 years), and lesser exposure to shifts in the long end (centered around maturities of 30 years), of the US yield curve contributed to performance. From an asset allocation perspective, the fund’s out-of-benchmark exposure to both Greek and Cyprus-issued bonds, and its overweight exposure to Italian bonds, also benefited relative performance. The fund’s currency exposure was another key contributor to performance, most notably its overweight exposure to the Norwegian krone, and its underweight exposure to the New Zealand dollar.

Conversely, security selection within Italian-issued debt weakened the fund’s relative returns during the reporting period.

Respectfully,

Portfolio Manager(s)

Robert Spector and Erik Weisman

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	10.60%	4.48%	2.03%
Service Class	8/24/01	10.35%	4.21%	1.77%

Comparative benchmark(s)
JPMorgan Global Government Bond Index (Unhedged) (f)		9.68%	4.62%	2.46%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.78%	$1,000.00	$1,051.07	$4.02
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
Service Class	Actual	1.03%	$1,000.00	$1,050.44	$5.31
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.76%, $3.92, and $3.86 for Initial Class and 1.01%, $5.21, and $5.13 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 95.9%
Foreign Bonds – 62.3%
Australia – 1.8%
Commonwealth of Australia, 5.5%, 4/21/2023	AUD	750,000	$649,687
Commonwealth of Australia, 3.25%, 6/21/2039		1,100,000	1,071,352
Commonwealth of Australia, 1.75%, 6/21/2051		875,000	641,907

			$2,362,946

Belgium – 0.5%
Kingdom of Belgium, 1.6%, 6/22/2047	EUR	355,000	$578,071

Brazil – 0.3%
Nota do Tesouro Nacional, 10%, 1/01/2023	BRL	1,500,000	$318,903

Canada – 2.0%
Government of Canada, 0.25%, 8/01/2022	CAD	1,700,000	$1,337,122
Government of Canada, 0.5%, 12/01/2030		1,000,000	768,922
Province of Ontario, 4.7%, 6/02/2037		500,000	554,623

			$2,660,667

China – 0.7%
Government of China, 3.13%, 11/21/2029	CNY	6,300,000	$955,192

Croatia – 1.3%
Republic of Croatia, 1.125%, 6/19/2029	EUR	1,300,000	$1,668,712

France – 4.2%
Republic of France, 2.5%, 5/25/2030	EUR	1,150,000	$1,794,537
Republic of France, 1.25%, 5/25/2036		1,330,000	1,954,416
Republic of France, 3.25%, 5/25/2045		405,000	854,756
Republic of France, 4%, 4/25/2055 (n)		290,000	768,083
Republic of France, 1.75%, 5/25/2066		65,000	120,762

			$5,492,554

Germany – 0.2%
Landwirtschaftliche Rentenbank
(Federal Republic of Germany), 0.5%, 5/27/2025		$300,000	$300,966

Greece – 4.9%
Hellenic Republic (Republic of Greece), 4.375%, 8/01/2022	EUR	1,000,000	$1,308,140
Hellenic Republic (Republic of Greece), 3.875%, 3/12/2029		3,250,000	5,030,466

			$6,338,606

Iceland – 1.0%
Republic of Iceland, 5%, 11/15/2028	ISK	148,000,000	$1,320,974

India – 0.3%
Republic of India, 5.77%, 8/03/2030	INR	25,000,000	$338,968

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
Indonesia – 0.2%
Republic of Indonesia, 7%, 9/15/2030	IDR	4,000,000,000	$308,185

Ireland – 0.5%
Republic of Ireland, 3.9%, 3/20/2023	EUR	500,000	$673,061

Italy – 10.5%
Republic of Italy, 2.15%, 12/15/2021	EUR	2,000,000	$2,505,845
Republic of Italy, 0.35%, 2/01/2025		1,500,000	1,872,588
Republic of Italy, 3.5%, 3/01/2030		1,535,000	2,390,712
Republic of Italy, 1.65%, 3/01/2032		500,000	677,868
Republic of Italy, 2.45%, 9/01/2033		1,250,000	1,838,712
Republic of Italy, 2.25%, 9/01/2036		2,440,000	3,547,839
Republic of Italy, 5%, 9/01/2040		328,000	671,881
Republic of Italy, 3.25%, 9/01/2046		110,000	190,324

			$13,695,769

Japan – 14.6%
Government of Japan, 1%, 3/20/2022	JPY	100,000,000	$981,434
Government of Japan, 0.8%, 6/20/2023		60,000,000	594,346
Government of Japan, 2.9%, 11/20/2030		610,000,000	7,580,234
Government of Japan, 1.7%, 12/20/2031		437,000,000	4,981,897
Government of Japan, 2.4%, 3/20/2037		182,600,000	2,359,449
Government of Japan, 0.4%, 3/20/2039		150,000,000	1,461,111
Japan Bank for International Cooperation, 0.625%, 7/15/2025		$300,000	300,040
Japan Finance Organization for Municipalities, 0.625%, 9/02/2025 (n)		250,000	249,598
Japan International Cooperation Agency, 1%, 7/22/2030		250,000	245,425
Tokyo Metropolitan Government , 0.75%, 7/16/2025 (n)		250,000	250,515

			$19,004,049

Mexico – 0.5%
United Mexican States, 5.75%, 3/05/2026	MXN	12,500,000	$656,442

New Zealand – 0.5%
Government of New Zealand, 5.5%, 4/15/2023	NZD	800,000	$643,872

Norway – 1.5%
City of Oslo, 1.6%, 5/05/2022	NOK	6,000,000	$709,259
Government of Norway, 2%, 4/26/2028		5,000,000	630,595
Kingdom of Norway, 2%, 5/24/2023 (n)		5,000,000	605,773

			$1,945,627

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
Portugal – 2.6%
Republic of Portugal, 4.95%, 10/25/2023	EUR	500,000	$706,847
Republic of Portugal, 3.875%, 2/15/2030		800,000	1,324,437
Republic of Portugal, 0.9%, 10/12/2035 (n)		580,000	759,298
Republic of Portugal, 4.1%, 2/15/2045		256,000	543,547

			$3,334,129

Romania – 0.1%
Republic of Romania, 2.625%, 12/02/2040 (n)	EUR	100,000	$129,959

Serbia – 0.2%
Republic of Serbia, 2.125%, 12/01/2030 (n)		$200,000	$197,660

Spain – 3.5%
Kingdom of Spain, 0.4%, 4/30/2022	EUR	1,000,000	$1,238,041
Kingdom of Spain, 0.35%, 7/30/2023		1,600,000	1,999,862
Kingdom of Spain, 4.7%, 7/30/2041		215,000	470,295
Kingdom of Spain, 5.15%, 10/31/2044		370,000	892,655

			$4,600,853

Supranational – 0.4%
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$300,000	$304,164
Inter-American Development Bank, 0.625%, 7/15/2025		250,000	251,980

			$556,144

Sweden – 2.2%
Kingdom of Sweden, 0.75%, 11/12/2029	SEK	17,345,000	$2,264,762
Kommuninvest I Sverige AB, 0.375%, 2/16/2024 (n)		$300,000	300,813
Swedish Export Credit Corp., 0.625%, 5/14/2025		300,000	301,154

			$2,866,729

United Kingdom – 7.8%
U.K. Municipal Bonds Agency Finance Co. DAC, 1.625%, 8/26/2060	GBP	200,000	$285,611
United Kingdom Treasury, 6%, 12/07/2028		215,000	430,924
United Kingdom Treasury, 0.875%, 10/22/2029		1,095,000	1,592,768
United Kingdom Treasury, 4.25%, 3/07/2036		268,000	568,045
United Kingdom Treasury, 1.75%, 9/07/2037		2,475,000	4,015,371
United Kingdom Treasury, 4.25%, 12/07/2040		127,000	291,033
United Kingdom Treasury, 3.25%, 1/22/2044		330,000	694,465
United Kingdom Treasury, 4.25%, 12/07/2046		200,000	500,617

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
United Kingdom – continued
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	339,000	$860,671
United Kingdom Treasury, 4%, 1/22/2060		80,000	234,755
United Kingdom Treasury, 3.5%, 7/22/2068		230,000	683,753

			$10,158,013

Uruguay – 0.0%
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$44,000	$53,955

Total Foreign Bonds			$81,161,006

U.S. Bonds – 33.6%
Asset-Backed & Securitized – 0.8%
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.005%, 1/15/2053		$315,000	$350,189
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072		233,275	263,176
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062		170,384	190,071
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 1.011% (LIBOR - 3mo. + 0.79%), 11/15/2026 (n)		169,282	168,666

			$972,102

Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029		$158,000	$170,954

Industrial – 0.1%
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021		$26,000	$26,226
Howard University, Washington D.C., 2.738%, 10/01/2022		28,000	28,846
Howard University, Washington D.C., 2.801%, 10/01/2023		30,000	31,144
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024		33,000	34,210
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025		42,000	43,720

			$164,146

Mortgage-Backed – 0.0%
Freddie Mac, 1.169%, 9/25/2030 (i)		$329,805	$34,201

Municipals – 1.4%
California Earthquake Authority Rev., “B”, 1.227%, 7/01/2021		$25,000	$25,017
California Earthquake Authority Rev., “B”, 1.327%, 7/01/2022		80,000	80,242
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023		60,000	60,416
Chicago, IL, Board of Education, “E”, BAM, 6.138%, 12/01/2039		250,000	320,362

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Bonds – continued
Municipals – continued
Florida State Board of Administration Finance Corp. Rev., “A”, 1.705%, 7/01/2027	$236,000	$244,966
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 3.411%, 1/01/2043	240,000	254,738
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	20,000	20,186
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	100,000	101,343
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	285,000	321,189
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	210,000	213,129
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	80,000	80,270
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	65,000	65,132

		$1,786,990

U.S. Government Agencies and Equivalents – 0.4%
Small Business Administration, 4.57%, 6/01/2025	$2,317	$2,451
Small Business Administration, 5.09%, 10/01/2025	2,199	2,330
Small Business Administration, 5.21%, 1/01/2026	31,564	33,535
Small Business Administration, 2.22%, 3/01/2033	408,823	423,547
Tennessee Valley Authority, 0.75%, 5/15/2025	96,000	97,210

		$559,073

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Bonds – continued
U.S. Treasury Obligations – 30.8%
U.S. Treasury Bonds, 2.25%, 2/15/2027	$5,631,000	$6,222,255
U.S. Treasury Bonds, 4.75%, 2/15/2037	709,000	1,079,702
U.S. Treasury Bonds, 4.5%, 8/15/2039	3,571,400	5,457,267
U.S. Treasury Bonds, 2.75%, 11/15/2042	1,361,000	1,683,334
U.S. Treasury Bonds, 3.625%, 2/15/2044	1,120,000	1,583,269
U.S. Treasury Bonds, 3%, 2/15/2048	1,905,000	2,495,922
U.S. Treasury Bonds, 3%, 2/15/2049	1,945,000	2,560,562
U.S. Treasury Bonds, TIPS, 0.625%, 1/15/2026	1,095,790	1,222,858
U.S. Treasury Bonds, TIPS, 1.75%, 1/15/2028	2,431,015	2,980,926
U.S. Treasury Notes, 2.625%, 5/15/2021	2,000,000	2,018,281
U.S. Treasury Notes, 2.125%, 5/15/2025 (f)	6,720,700	7,252,580
U.S. Treasury Notes, 1.5%, 8/15/2026	3,020,000	3,196,953
U.S. Treasury Notes, 2.875%, 5/15/2028	1,972,300	2,284,093

		$40,038,002

Total U.S. Bonds		$43,725,468

Total Bonds (Identified Cost, $113,098,542)		$124,886,474

INVESTMENT COMPANIES (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $2,150,119)	$2,150,119	$2,150,119

OTHER ASSETS, LESS LIABILITIES – 2.5%		3,205,231

NET ASSETS – 100.0%		$130,241,824

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,150,119 and $124,886,474, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,430,365, representing 2.6% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal

BAM	Build America Mutual

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

TIPS	Treasury Inflation Protected Security

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNY	China Yuan Renminbi
DKK	Danish Krone

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

INR	Indian Rupee

ISK	Iceland Krona

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

TRY	Turkish Lira

Derivative Contracts at 12/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	1,483,806	USD	1,084,636	Citibank N.A.	1/15/2021	$59,458
AUD	4,513,909	USD	3,309,519	Goldman Sachs International	1/15/2021	170,947
AUD	1,505,335	USD	1,116,261	Merrill Lynch International	1/15/2021	44,434
AUD	411,000	USD	313,294	Morgan Stanley Capital Services, Inc.	1/15/2021	3,609
AUD	87,000	USD	64,765	State Street Bank Corp.	1/15/2021	2,317
CAD	134,000	USD	100,967	Barclays Bank PLC	1/15/2021	4,310
CAD	2,658,835	USD	2,025,165	JPMorgan Chase Bank N.A.	1/15/2021	63,762
CAD	911,000	USD	706,624	Merrill Lynch International	1/15/2021	9,107
DKK	3,260,237	USD	515,799	JPMorgan Chase Bank N.A.	1/15/2021	19,474
EUR	297,000	USD	361,525	Barclays Bank PLC	1/15/2021	1,404
EUR	97,000	USD	117,252	Brown Brothers Harriman	1/15/2021	1,280
EUR	1,279,279	USD	1,519,381	Citibank N.A.	1/15/2021	43,876
EUR	431,000	USD	512,344	Credit Suisse Group	1/15/2021	14,330
EUR	21,747	USD	25,844	Merrill Lynch International	1/15/2021	731
EUR	175,977	USD	208,484	UBS AG	1/15/2021	6,557
GBP	68,000	USD	87,805	Brown Brothers Harriman	1/15/2021	5,194
GBP	274,025	USD	354,717	JPMorgan Chase Bank N.A.	1/15/2021	20,050
GBP	55,000	USD	74,105	Morgan Stanley Capital Services, Inc.	1/15/2021	1,115
IDR	3,957,670,000	USD	280,189	JPMorgan Chase Bank N.A.	1/19/2021	1,130
JPY	66,589,000	USD	639,313	JPMorgan Chase Bank N.A.	1/15/2021	5,671
JPY	1,010,181,334	USD	9,592,340	Merrill Lynch International	1/15/2021	192,317
JPY	6,604,000	USD	63,068	Morgan Stanley Capital Services, Inc.	1/15/2021	898
MXN	26,985,405	USD	1,253,479	JPMorgan Chase Bank N.A.	1/15/2021	100,989
NOK	3,315,317	USD	359,629	JPMorgan Chase Bank N.A.	1/15/2021	27,035
NOK	5,858,000	USD	661,255	Morgan Stanley Capital Services, Inc.	1/15/2021	21,961
NZD	955,722	USD	666,729	Goldman Sachs International	1/15/2021	20,960
NZD	190,643	USD	134,528	JPMorgan Chase Bank N.A.	1/15/2021	2,649
NZD	999,000	USD	684,247	Merrill Lynch International	1/15/2021	34,582

10

MFS Global Governments Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
NZD	1,028,000	USD	685,060	Morgan Stanley Capital Services, Inc.	1/15/2021	$54,636
NZD	855,793	USD	603,122	UBS AG	1/15/2021	12,663
SEK	543,000	USD	63,839	Brown Brothers Harriman	1/15/2021	2,168
SEK	16,853,000	USD	1,912,897	Merrill Lynch International	1/15/2021	135,769
TRY	2,541,000	USD	320,383	Morgan Stanley Capital Services, Inc.	1/15/2021	20,320
USD	336,900	BRL	1,718,021	Banco Santander S.A.	2/04/2021	6,265

						$1,111,968

Liability Derivatives
EUR	276,000	USD	338,486	Morgan Stanley Capital Services, Inc.	1/15/2021	$(1,219)
EUR	64,000	USD	78,466	State Street Bank Corp.	1/15/2021	(259)
USD	2,905,384	AUD	4,055,335	Goldman Sachs International	1/15/2021	(221,497)
USD	143,490	AUD	194,906	HSBC Bank	1/15/2021	(6,793)
USD	1,324,900	AUD	1,876,184	Merrill Lynch International	1/15/2021	(121,738)
USD	268,707	AUD	365,257	State Street Bank Corp.	1/15/2021	(12,926)
USD	631,717	CAD	830,000	Goldman Sachs International	1/15/2021	(20,376)
USD	1,289,513	CAD	1,701,156	Merrill Lynch International	1/15/2021	(47,009)
USD	1,294,292	CAD	1,687,657	State Street Bank Corp.	1/15/2021	(31,625)
USD	1,280,166	EUR	1,086,410	Barclays Bank PLC	1/15/2021	(47,408)
USD	826,462	EUR	676,811	HSBC Bank	2/12/2021	(1,107)
USD	304,118	EUR	256,780	JPMorgan Chase Bank N.A.	1/15/2021	(9,663)
USD	118,595	EUR	99,616	Merrill Lynch International	1/15/2021	(3,134)
USD	1,349,916	EUR	1,147,360	State Street Bank Corp.	1/15/2021	(52,137)
USD	308,188	GBP	238,258	Brown Brothers Harriman	1/15/2021	(17,663)
USD	693,472	GBP	524,000	Morgan Stanley Capital Services, Inc.	1/15/2021	(23,171)
USD	600,943	GBP	450,000	NatWest Markets PLC	1/15/2021	(14,494)
USD	346,933	GBP	261,626	State Street Bank Corp.	1/15/2021	(10,876)
USD	263,607	IDR	3,924,588,000	JPMorgan Chase Bank N.A.	1/19/2021	(15,360)
USD	1,353,304	JPY	142,543,253	JPMorgan Chase Bank N.A.	1/15/2021	(27,376)
USD	597,824	JPY	62,438,000	Morgan Stanley Capital Services, Inc.	1/15/2021	(6,953)
USD	2,575,997	JPY	268,000,000	State Street Bank Corp.	1/07/2021	(19,591)
USD	1,299,966	JPY	135,253,000	State Street Bank Corp.	1/15/2021	(10,100)
USD	660,593	MXN	13,297,085	JPMorgan Chase Bank N.A.	1/15/2021	(6,822)
USD	1,345,935	MXN	26,985,000	Merrill Lynch International	1/15/2021	(8,512)
USD	621,801	NOK	5,528,774	Barclays Bank PLC	1/15/2021	(23,018)
USD	692,084	NOK	6,079,000	Brown Brothers Harriman	1/15/2021	(16,907)
USD	649,992	NOK	6,068,000	Morgan Stanley Capital Services, Inc.	1/15/2021	(57,717)
USD	366,554	NZD	519,305	Barclays Bank PLC	1/15/2021	(7,111)
USD	2,972,347	NZD	4,417,122	Citibank N.A.	1/15/2021	(205,988)
USD	2,907,824	SEK	25,588,848	Brown Brothers Harriman	1/15/2021	(202,780)
USD	874,988	SEK	7,534,771	State Street Bank Corp.	1/15/2021	(40,945)

						$(1,292,275)

11

MFS Global Governments Portfolio

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	8	$1,736,111	March - 2021	$(4,516)
U.S. Treasury Note 10 yr	Short	USD	8	1,104,625	March - 2021	(3,779)

						$(8,295)

At December 31, 2020, the fund had liquid securities with an aggregate value of $42,086 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $113,098,542)	$124,886,474
Investments in affiliated issuers, at value (identified cost, $2,150,119)	2,150,119
Foreign currency, at value (identified cost, $2,584,959)	2,595,466
Receivables for
Forward foreign currency exchange contracts	1,111,968
Interest	839,309
Receivable from investment adviser	13,754
Other assets	1,007
Total assets	$131,598,097

Liabilities
Payables for
Forward foreign currency exchange contracts	$1,292,275
Net daily variation margin on open futures contracts	822
Fund shares reacquired	1,487
Payable to affiliates
Administrative services fee	146
Shareholder servicing costs	8
Distribution and/or service fees	11
Payable for independent Trustees’ compensation	84
Accrued expenses and other liabilities	61,440
Total liabilities	$1,356,273
Net assets	$130,241,824

Net assets consist of
Paid-in capital	$118,561,941
Total distributable earnings (loss)	11,679,883
Net assets	$130,241,824
Shares of beneficial interest outstanding	11,141,423

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$129,401,051	11,068,056	$11.69
Service Class	840,773	73,367	11.46

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Interest	$1,575,935
Dividends from affiliated issuers	24,030
Other	31
Foreign taxes withheld	(979)
Total investment income	$1,599,017
Expenses
Management fee	$931,987
Distribution and/or service fees	1,995
Shareholder servicing costs	1,790
Administrative services fee	27,268
Independent Trustees’ compensation	4,164
Custodian fee	28,209
Shareholder communications	5,215
Audit and tax fees	76,420
Legal fees	1,165
Miscellaneous	36,978
Total expenses	$1,115,191
Reduction of expenses by investment adviser	(81,494)
Net expenses	$1,033,697
Net investment income (loss)	$565,320

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,967,982
Affiliated issuers	(425)
Futures contracts	(45,208)
Forward foreign currency exchange contracts	4,814
Foreign currency	(27,076)
Net realized gain (loss)	$4,900,087
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$7,119,191
Affiliated issuers	(318)
Futures contracts	(8,295)
Forward foreign currency exchange contracts	(211,784)
Translation of assets and liabilities in foreign currencies	24,756
Net unrealized gain (loss)	$6,923,550
Net realized and unrealized gain (loss)	$11,823,637
Change in net assets from operations	$12,388,957

See Notes to Financial Statements

14

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$565,320	$1,339,801
Net realized gain (loss)	4,900,087	3,992,401
Net unrealized gain (loss)	6,923,550	2,704,105
Change in net assets from operations	$12,388,957	$8,036,307
Total distributions to shareholders	$(1,660,302)	$(3,199,101)
Change in net assets from fund share transactions	$(10,857,191)	$(10,300,438)
Total change in net assets	$(128,536)	$(5,463,232)

Net assets
At beginning of period	130,370,360	135,833,592
At end of period	$130,241,824	$130,370,360

See Notes to Financial Statements

15

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$10.71	$10.34	$10.56	$9.87	$9.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.11	$0.11	$0.08	$0.07	(c)
Net realized and unrealized gain (loss)	1.08	0.53	(0.23)	0.61	(0.04	)(g)
Total from investment operations	$1.13	$0.64	$(0.12)	$0.69	$0.03

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.27)	$(0.10)	$—	$—
Net asset value, end of period (x)	$11.69	$10.71	$10.34	$10.56	$9.87
Total return (%) (k)(r)(s)(x)	10.60	6.08	(1.11)	6.99	0.30	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.88	0.87	0.86	0.83	(c)
Expenses after expense reductions (f)	0.83	0.87	0.86	0.85	0.82	(c)
Net investment income (loss)	0.46	1.01	1.05	0.77	0.66	(c)
Portfolio turnover	98	107	79	67	75
Net assets at end of period (000 omitted)	$129,401	$129,565	$135,008	$159,652	$162,211

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$10.50	$10.14	$10.34	$9.69	$9.69

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.08	$0.08	$0.05	$0.04	(c)
Net realized and unrealized gain (loss)	1.06	0.51	(0.22)	0.60	(0.04	)(g)
Total from investment operations	$1.08	$0.59	$(0.14)	$0.65	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.23)	$(0.06)	$—	$—
Net asset value, end of period (x)	$11.46	$10.50	$10.14	$10.34	$9.69
Total return (%) (k)(r)(s)(x)	10.35	5.79	(1.32)	6.71	0.00	(c)(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.13	1.12	1.11	1.08	(c)
Expenses after expense reductions (f)	1.08	1.12	1.11	1.10	1.07	(c)
Net investment income (loss)	0.20	0.76	0.80	0.52	0.41	(c)
Portfolio turnover	98	107	79	67	75
Net assets at end of period (000 omitted)	$841	$806	$826	$1,034	$1,572

See Notes to Financial Statements

16

MFS Global Governments Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$40,597,075	$—	$40,597,075
Non-U.S. Sovereign Debt	—	79,060,185	—	79,060,185
Municipal Bonds	—	1,786,990	—	1,786,990
U.S. Corporate Bonds	—	335,100	—	335,100
Residential Mortgage-Backed Securities	—	34,201	—	34,201
Commercial Mortgage-Backed Securities	—	803,436	—	803,436
Asset-Backed Securities (including CDOs)	—	168,666	—	168,666
Foreign Bonds	—	2,100,821	—	2,100,821
Mutual Funds	2,150,119	—	—	2,150,119
Total	$2,150,119	$124,886,474	$—	$127,036,593

Other Financial Instruments
Futures Contracts – Liabilities	$(8,295)	$—	$—	$(8,295)
Forward Foreign Currency Exchange Contracts – Assets	—	1,111,968	—	1,111,968
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,292,275)	—	(1,292,275)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(8,295)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,111,968	(1,292,275)
Total		$1,111,968	$(1,300,570)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(45,208)	$—
Foreign Exchange	—	4,814
Total	$(45,208)	$4,814

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(8,295)	$—
Foreign Exchange	—	(211,784)
Total	$(8,295)	$(211,784)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

20

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

21

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,660,302	$3,199,101

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$117,049,010
Gross appreciation	9,952,761
Gross depreciation	(153,780)
Net unrealized appreciation (depreciation)	$9,798,981

Undistributed ordinary income	2,952,140
Capital loss carryforwards	(1,102,411)
Other temporary differences	31,173

As of December 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(300,608)
Long-Term	(801,803)
Total	$(1,102,411)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$1,651,619	$3,182,293
Service Class	8,683	16,808
Total	$1,660,302	$3,199,101

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million and up to $1 billion	0.675%
In excess of $1 billion	0.625%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $13,646, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

For the period from January 1, 2020 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2020. For the period from January 1, 2020 through July 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such

22

MFS Global Governments Portfolio

Notes to Financial Statements – continued

agreement will continue at least until April 30, 2022. For the period from August 1, 2020 through December 31, 2020, this reduction amounted to $67,848, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $1,576, which equated to 0.0013% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $214.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0219% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$30,294,672	$51,178,103
Non-U.S. Government securities	86,177,808	73,655,291

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,052,245	$11,850,341	208,471	$2,210,929
Service Class	7,826	87,385	8,073	85,405
	1,060,071	$11,937,726	216,544	$2,296,334

Shares issued to shareholders in reinvestment of distributions
Initial Class	145,517	$1,651,619	288,774	$3,182,293
Service Class	779	8,683	1,553	16,808
	146,296	$1,660,302	290,327	$3,199,101

Shares reacquired
Initial Class	(2,224,850)	$(24,324,361)	(1,455,554)	$(15,647,362)
Service Class	(11,946)	(130,858)	(14,339)	(148,511)
	(2,236,796)	$(24,455,219)	(1,469,893)	$(15,795,873)

Net change
Initial Class	(1,027,088)	$(10,822,401)	(958,309)	$(10,254,140)
Service Class	(3,341)	(34,790)	(4,713)	(46,298)
	(1,030,429)	$(10,857,191)	(963,022)	$(10,300,438)

23

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 53%, 26%, and 11%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $685 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,936,006	$70,006,285	$72,791,429	$(425)	$(318)	$2,150,119

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$24,030	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

24

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

25

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

26

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

27

MFS Global Governments Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Robert Spector Erik Weisman

28

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Governments Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2019, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s

29

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2019, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

30

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

31

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

Annual Report
December 31, 2020
MFS®  Global Growth Portfolio
MFS® Variable Insurance Trust II
WGO-ANN

MFS® Global Growth Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Alphabet, Inc., “A”	4.6%
Microsoft Corp.	4.1%
Alibaba Group Holding Ltd., ADR	2.8%
Apple, Inc.	2.5%
Accenture PLC, “A”	2.5%
Tencent Holdings Ltd.	2.2%
Adidas AG	2.0%
Nestle S.A.	2.0%
Charles Schwab Corp.	2.0%
Baidu, Inc., ADR	1.9%
GICS equity sectors (g)
Information Technology	23.7%
Consumer Discretionary	15.1%
Communication Services	14.0%
Health Care	13.7%
Consumer Staples	13.5%
Financials	9.0%
Industrials	8.4%
Materials	1.8%
Issuer country weightings (x)
United States	59.0%
China	7.9%
Switzerland	5.3%
Canada	5.1%
France	4.3%
United Kingdom	3.9%
South Korea	3.0%
Germany	2.8%
Japan	2.7%
Other Countries	6.0%
Currency exposure weightings (y)
United States Dollar	62.3%
Euro	7.9%
Swiss Franc	5.3%
Hong Kong Dollar	5.1%
British Pound Sterling	4.9%
South Korean Won	3.0%
Chinese Renminbi	2.8%
Canadian Dollar	2.8%
Japanese Yen	2.7%
Other Currencies	3.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Global Growth Portfolio (fund) provided a total return of 20.76%, while Service Class shares of the fund provided a total return of 20.49%. These compare with a return of 33.60% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index (net div).
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Detractors from Performance
Security selection in the consumer discretionary sector detracted from the fund's performance relative to the MSCI All Country World Growth Index. Here, not owning shares of strong-performing electric vehicle manufacturer Tesla and internet retailer Amazon.com hurt relative returns. The share price of Tesla appreciated throughout the period after the company disclosed record deliveries amid the launch of its Model Y and China factory. Additionally, Tesla was added as a constituent to the S&P 500 Index, which further boosted its stock performance. The fund's overweight holdings of hotel operator Marriott International(h) further hurt relative performance.
Stock selection and, to a lesser extent, an underweight allocation to the information technology sector weakened relative results, led by the fund's underweight position in computer and personal electronics maker Apple. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected. The shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility.
Security selection within the health care sector further dampened relative returns, driven by the fund's holdings of life sciences company Bayer(b) (Germany), and its overweight positions in medical technology company Becton, Dickinson and Co. and medical devices maker Boston Scientific.
Elsewhere, the fund's overweight positions in food processing company Danone (France), risk management and human capital consulting services provider Aon and beverage manufacturer AmBev(h) (Brazil) detracted from relative performance.
Contributors to Performance
Security selection within the industrials sector strengthened relative performance over the reporting period. Notably, the fund's avoidance of poor-performing aerospace company Boeing and aerospace company Airbus (France) contributed to relative results. The fund's holdings of strong-performing defense contractor Raytheon(b)(h), and its overweight position in consumer credit reporting agency Equifax, further benefited relative performance.
3

MFS Global Growth Portfolio
Management Review - continued
The fund's avoidance of the poor-performing real estate, energy and utilities sectors lifted relative returns. Within these sectors, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period.
Stocks in other sectors that aided relative returns included the fund's overweight positions in internet search engine and online computer games provider NAVER (South Korea), wine producer Kweichow Moutai (China), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and online betting and gaming operator Flutter Entertainment (United Kingdom). The fund's holdings of internet search provider Baidu(b) (China) also contributed to relative performance. The share price of Baidu rose as company posted strong results across its core businesses that benefited from the recovery of China's economy and solid performance from its Mobile app and AI Cloud service businesses. Not owning shares of weak-performing enterprise applications provider SAP (Germany) also contributed to relative performance as the company posted weaker-than-expected revenue and operating profit figures. Additionally, SAP's management reduced its full-year guidance due to muted demand, partly driven by the re-introduction of lockdowns related to the COVID-19 pandemic.
Respectfully,
Portfolio Manager(s)
David Antonelli, Jeffrey Constantino, and Joseph Skorski
Note to Contract Owners: Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Growth Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	20.76%	16.98%	11.83%
Service Class	8/24/01	20.49%	16.70%	11.55%
Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)	33.60%	16.94%	12.04%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World Growth Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
5

MFS Global Growth Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Global Growth Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	1.00%	$1,000.00	$1,243.68	$5.64
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
Service Class	Actual	1.25%	$1,000.00	$1,242.37	$7.05
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
7

MFS Global Growth Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Alcoholic Beverages – 3.3%
Diageo PLC	21,289	$ 841,365
Kweichow Moutai Co. Ltd., “A”	1,700	519,374
Pernod Ricard S.A.	2,660	509,535
		$1,870,274
Apparel Manufacturers – 6.5%
Adidas AG (a)	3,161	$ 1,150,381
Burberry Group PLC (a)	25,992	636,061
LVMH Moet Hennessy Louis Vuitton SE	1,325	826,987
NIKE, Inc., “B”	5,092	720,365
VF Corp.	3,694	315,505
		$3,649,299
Brokerage & Asset Managers – 2.6%
Blackstone Group, Inc.	5,051	$ 327,355
Charles Schwab Corp.	21,260	1,127,631
		$1,454,986
Business Services – 9.5%
Accenture PLC, “A”	5,485	$ 1,432,737
CGI, Inc. (a)	7,231	573,697
Cognizant Technology Solutions Corp., “A”	9,338	765,249
Equifax, Inc.	3,637	701,359
Fidelity National Information Services, Inc.	4,736	669,954
Fiserv, Inc. (a)	8,760	997,414
Verisk Analytics, Inc., “A”	1,128	234,161
		$5,374,571
Cable TV – 1.7%
Comcast Corp., “A”	17,989	$ 942,624
Computer Software – 4.1%
Microsoft Corp.	10,497	$ 2,334,743
Computer Software - Systems – 3.9%
Apple, Inc.	10,806	$ 1,433,848
Samsung Electronics Co. Ltd.	9,955	742,295
		$2,176,143
Construction – 2.0%
Otis Worldwide Corp.	7,804	$ 527,160
Sherwin-Williams Co.	789	579,844
		$1,107,004
Consumer Products – 6.2%
Church & Dwight Co., Inc.	6,371	$ 555,742
Colgate-Palmolive Co.	7,300	624,223
Estee Lauder Cos., Inc., “A”	1,577	419,782
KOSE Corp.	6,100	1,039,756
L'Oréal	752	285,526
Reckitt Benckiser Group PLC	6,752	604,047
		$3,529,076
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 3.7%
Amphenol Corp., “A”	7,001	$ 915,521
Fortive Corp.	8,583	607,848
TE Connectivity Ltd.	4,677	566,244
		$2,089,613
Electronics – 3.2%
Analog Devices, Inc.	3,440	$ 508,191
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,484	816,055
Texas Instruments, Inc.	3,061	502,402
		$1,826,648
Food & Beverages – 3.9%
Danone S.A.	12,045	$ 791,067
Nestle S.A.	9,715	1,144,116
PepsiCo, Inc.	1,951	289,333
		$2,224,516
Gaming & Lodging – 1.0%
Flutter Entertainment PLC (a)	2,734	$ 566,047
General Merchandise – 1.8%
Dollarama, Inc.	25,333	$ 1,032,505
Health Maintenance Organizations – 0.9%
Cigna Corp.	2,306	$ 480,063
Insurance – 2.9%
Aon PLC	4,850	$ 1,024,659
Marsh & McLennan Cos., Inc.	5,209	609,453
		$1,634,112
Internet – 13.3%
Alibaba Group Holding Ltd., ADR (a)	6,867	$ 1,598,157
Alphabet, Inc., “A” (a)	1,488	2,607,928
Baidu, Inc., ADR (a)	5,030	1,087,687
NAVER Corp. (a)	3,672	988,733
Tencent Holdings Ltd.	17,300	1,264,063
		$7,546,568
Leisure & Toys – 1.9%
Electronic Arts, Inc.	7,293	$ 1,047,275
Machinery & Tools – 1.6%
Daikin Industries Ltd.	2,100	$ 466,147
Schindler Holding AG	1,693	457,142
		$923,289
Medical & Health Technology & Services – 1.5%
ICON PLC (a)	1,648	$ 321,327
PRA Health Sciences, Inc. (a)	4,375	548,800
		$870,127
Medical Equipment – 9.2%
Abbott Laboratories	2,874	$ 314,674
Agilent Technologies, Inc.	5,789	685,939
Becton, Dickinson and Co.	3,176	794,699
Boston Scientific Corp. (a)	28,293	1,017,133

8

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Danaher Corp.	1,485	$ 329,878
Medtronic PLC	4,860	569,300
Mettler-Toledo International, Inc. (a)	112	127,644
Stryker Corp.	3,145	770,651
Thermo Fisher Scientific, Inc.	1,251	582,691
		$5,192,609
Other Banks & Diversified Financials – 5.5%
Credicorp Ltd.	1,472	$ 241,437
HDFC Bank Ltd. (a)	49,218	969,494
Julius Baer Group Ltd.	5,426	314,298
Mastercard, Inc., “A”	332	118,504
Moody's Corp.	1,628	472,511
Visa, Inc., “A”	4,551	995,440
		$3,111,684
Pharmaceuticals – 2.1%
Bayer AG	7,465	$ 439,155
Roche Holding AG	2,117	738,906
		$1,178,061
Printing & Publishing – 0.8%
Wolters Kluwer N.V.	5,633	$ 475,240
Railroad & Shipping – 2.3%
Canadian National Railway Co.	4,019	$ 441,487
Canadian Pacific Railway Ltd.	2,489	862,912
		$1,304,399
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 1.0%
Starbucks Corp.	5,333	$ 570,524
Specialty Chemicals – 0.8%
Croda International PLC	1,298	$ 117,269
Sika AG	1,178	321,745
		$439,014
Specialty Stores – 2.0%
Ross Stores, Inc.	4,652	$ 571,312
TJX Cos., Inc.	7,976	544,681
		$1,115,993
Total Common Stocks (Identified Cost, $29,801,355)		$ 56,067,007
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $461,131)	461,131	$ 461,131
Other Assets, Less Liabilities – 0.0%		13,076
Net Assets – 100.0%		$ 56,541,214

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $461,131 and $56,067,007, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
9

MFS Global Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $29,801,355)	$56,067,007
Investments in affiliated issuers, at value (identified cost, $461,131)	461,131
Foreign currency, at value (identified cost, $8,386)	8,426
Receivables for
Investments sold	45,260
Fund shares sold	7,829
Dividends	60,010
Receivable from investment adviser	4,844
Other assets	589
Total assets	$56,655,096
Liabilities
Payables for
Fund shares reacquired	$22,511
Payable to affiliates
Administrative services fee	99
Shareholder servicing costs	8
Distribution and/or service fees	40
Payable for independent Trustees' compensation	46
Deferred country tax expense payable	37,174
Accrued expenses and other liabilities	54,004
Total liabilities	$113,882
Net assets	$56,541,214
Net assets consist of
Paid-in capital	$23,516,939
Total distributable earnings (loss)	33,024,275
Net assets	$56,541,214
Shares of beneficial interest outstanding	1,810,854
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$53,590,817	1,716,066	$31.23
Service Class	2,950,397	94,788	31.13
See Notes to Financial Statements
10

MFS Global Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$577,678
Other	3,412
Dividends from affiliated issuers	2,199
Income on securities loaned	440
Foreign taxes withheld	(32,101)
Total investment income	$551,628
Expenses
Management fee	$451,607
Distribution and/or service fees	5,568
Shareholder servicing costs	1,577
Administrative services fee	17,719
Independent Trustees' compensation	2,497
Custodian fee	24,461
Shareholder communications	4,661
Audit and tax fees	77,604
Legal fees	614
Miscellaneous	24,973
Total expenses	$611,281
Reduction of expenses by investment adviser	(103,401)
Net expenses	$507,880
Net investment income (loss)	$43,748
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $6,284 country tax)	$6,923,626
Affiliated issuers	(36)
Foreign currency	672
Net realized gain (loss)	$6,924,262
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $21,328 increase in deferred country tax)	$2,930,285
Translation of assets and liabilities in foreign currencies	3,542
Net unrealized gain (loss)	$2,933,827
Net realized and unrealized gain (loss)	$9,858,089
Change in net assets from operations	$9,901,837
See Notes to Financial Statements
11

MFS Global Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$43,748	$258,673
Net realized gain (loss)	6,924,262	4,790,508
Net unrealized gain (loss)	2,933,827	10,254,871
Change in net assets from operations	$9,901,837	$15,304,052
Total distributions to shareholders	$(5,057,056)	$(5,626,033)
Change in net assets from fund share transactions	$(1,323,240)	$(2,331,561)
Total change in net assets	$3,521,541	$7,346,458
Net assets
At beginning of period	53,019,673	45,673,215
At end of period	$56,541,214	$53,019,673
See Notes to Financial Statements
12

MFS Global Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$28.60	$23.72	$26.53	$21.00	$20.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.14	$0.15	$0.13	$0.25(c)
Net realized and unrealized gain (loss)	5.57	8.00	(1.23)	6.51	1.08
Total from investment operations	$5.60	$8.14	$(1.08)	$6.64	$1.33
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.14)	$(0.27)	$(0.13)
From net realized gain	(2.83)	(3.10)	(1.59)	(0.84)	(1.08)
Total distributions declared to shareholders	$(2.97)	$(3.26)	$(1.73)	$(1.11)	$(1.21)
Net asset value, end of period (x)	$31.23	$28.60	$23.72	$26.53	$21.00
Total return (%) (k)(r)(s)(x)	20.76	36.01	(4.83)	32.14	6.07(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.21	1.17	1.17	0.72(c)
Expenses after expense reductions (f)	1.00	1.00	1.00	1.00	0.55(c)
Net investment income (loss)	0.10	0.53	0.56	0.55	1.18(c)
Portfolio turnover	34	22	22	21	25
Net assets at end of period (000 omitted)	$53,591	$50,911	$43,919	$54,886	$46,182
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$28.52	$23.65	$26.44	$20.94	$20.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.07	$0.09	$0.07	$0.20(c)
Net realized and unrealized gain (loss)	5.56	7.98	(1.24)	6.48	1.08
Total from investment operations	$5.52	$8.05	$(1.15)	$6.55	$1.28
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.05)	$(0.21)	$(0.08)
From net realized gain	(2.83)	(3.10)	(1.59)	(0.84)	(1.08)
Total distributions declared to shareholders	$(2.91)	$(3.18)	$(1.64)	$(1.05)	$(1.16)
Net asset value, end of period (x)	$31.13	$28.52	$23.65	$26.44	$20.94
Total return (%) (k)(r)(s)(x)	20.49	35.66	(5.06)	31.77	5.85(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46	1.42	1.42	0.94(c)
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	0.77(c)
Net investment income (loss)	(0.16)	0.26	0.34	0.31	0.94(c)
Portfolio turnover	34	22	22	21	25
Net assets at end of period (000 omitted)	$2,950	$2,109	$1,754	$2,530	$2,355

See Notes to Financial Statements
13

MFS Global Growth Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. Excluding the effect of the reimbursement of expenses, the total return for the year ended December 31, 2016 would have been approximately 0.55% lower.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS Global Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from
15

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,882,994	$—	$—	$32,882,994
China	3,205,218	1,264,063	—	4,469,281
Switzerland	2,204,767	771,440	—	2,976,207
Canada	2,910,601	—	—	2,910,601
France	2,413,115	—	—	2,413,115
United Kingdom	1,240,108	958,634	—	2,198,742
South Korea	1,731,028	—	—	1,731,028
Germany	1,589,536	—	—	1,589,536
Japan	1,505,903	—	—	1,505,903
Other Countries	1,854,059	1,535,541	—	3,389,600
Mutual Funds	461,131	—	—	461,131
Total	$51,998,460	$4,529,678	$—	$56,528,138
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is
16

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$556,052	$613,029
Long-term capital gains	4,501,004	5,013,004
Total distributions	$5,057,056	$5,626,033
The federal tax cost and the tax basis components of distributable earnings were as follows:
17

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/20
Cost of investments	$30,527,150
Gross appreciation	26,296,335
Gross depreciation	(295,347)
Net unrealized appreciation (depreciation)	$26,000,988
Undistributed ordinary income	271,425
Undistributed long-term capital gain	6,747,330
Other temporary differences	4,532
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$4,835,637	$5,411,324
Service Class	221,419	214,709
Total	$5,057,056	$5,626,033
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $5,515, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $97,886, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
18

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $1,358, which equated to 0.0027% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $219.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0353% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $141,364.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $3,056, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $16,797,376 and $22,991,651, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	63,657	$1,741,046	56,817	$1,564,798
Service Class	22,786	663,768	1,990	55,816
	86,443	$2,404,814	58,807	$1,620,614
Shares issued to shareholders in reinvestment of distributions
Initial Class	172,148	$4,835,637	212,126	$5,411,324
Service Class	7,902	221,419	8,433	214,709
	180,050	$5,057,056	220,559	$5,626,033
Shares reacquired
Initial Class	(299,956)	$(8,508,716)	(340,514)	$(9,290,250)
Service Class	(9,827)	(276,394)	(10,678)	(287,958)
	(309,783)	$(8,785,110)	(351,192)	$(9,578,208)
Net change
Initial Class	(64,151)	$(1,932,033)	(71,571)	$(2,314,128)
Service Class	20,861	608,793	(255)	(17,433)
	(43,290)	$(1,323,240)	(71,826)	$(2,331,561)
19

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $261 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$517,846	$9,970,034	$10,026,713	$(36)	$—	$461,131
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,199	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
20

MFS Global Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (the “Company”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Global Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
22

MFS Global Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
23

MFS Global Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli Jeffrey Constantino Joseph Skorski
24

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement
MFS Global Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
25

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
26

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
27

MFS Global Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $4,952,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 56.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report

December 31, 2020

MFS® Global Research Portfolio

MFS® Variable Insurance Trust II

RES-ANN

MFS® Global Research Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	4.0%
Amazon.com, Inc.	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.1%
Tencent Holdings Ltd.	1.8%
Facebook, Inc., “A”	1.8%
Apple, Inc.	1.6%
salesforce.com, Inc.	1.6%
AIA Group Ltd.	1.5%
Adobe Systems, Inc.	1.5%
Roche Holding AG	1.5%

Global equity sectors (k)
Technology	27.3%
Financial Services	16.7%
Capital Goods	16.5%
Consumer Cyclicals	11.9%
Health Care	11.5%
Energy	6.1%
Consumer Staples	6.0%
Telecommunications/Cable Television	3.4%

Issuer country weightings (x)
United States	60.9%
Switzerland	4.9%
France	4.8%
China	4.5%
Japan	3.5%
Hong Kong	2.7%
Germany	2.6%
Netherlands	2.1%
Taiwan	2.1%
Other Countries	11.9%

Currency exposure weightings (y)
United States Dollar	63.2%
Euro	11.6%
Hong Kong Dollar	6.1%
Swiss Franc	4.9%
Japanese Yen	3.5%
British Pound Sterling	2.8%
Taiwan Dollar	2.1%
Canadian Dollar	1.2%
Indian Rupee	1.1%
Other Currencies	3.5%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Global Research Portfolio (fund) provided a total return of 16.49%, while Service Class shares of the fund provided a total return of 16.24%. These compare with a return of 16.25% over the same period for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Stock selection in the technology sector weakened performance relative to the MSCI All Country World Index over the reporting period, led by the fund’s underweight position in computer and personal electronics maker Apple. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected and the shift toward work-from-home and remote learning supported strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility. An overweight position in semiconductor company Intel (h) held back relative performance. The share price of Intel dropped on the back of weakness in its Data Center Group. Additionally, the firm came under pressure as management delayed the ramp-up of its 7nm process technology, while competitor AMD appeared to have gained market share in PCs and server chips. Not owning shares of computer graphics processor maker NVIDIA also hurt relative performance.

Security selection within the health care sector also hindered relative performance, driven by the fund’s overweight positions in medical devices maker Boston Scientific and pharmaceutical products manufacturer Santen Pharmaceutical Co. (Japan).

Elsewhere, not holding shares of electric vehicle manufacturer Tesla weakened relative performance. The share price of Tesla appreciated throughout the period after the company disclosed record deliveries amid the launch of its Model Y and China factory. Additionally, Tesla was added as a constituent to the S&P 500 Index, which further boosted its stock performance. The fund’s overweight holdings of integrated energy company Suncor Energy (h) (Canada), oil and gas company ConocoPhillips, oil and gas company Galp Energia (Portugal) and integrated oil company BP (h) (United Kingdom) further hurt relative returns.

Contributors to Performance

Although stock selection in the financial services sector was a primary contributor to relative performance, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s largest relative contributors during the period.

3

MFS Global Research Portfolio

Management Review – continued

Security selection within the energy sector also lifted relative performance, led by the fund’s overweight holding of renewable energy solutions provider Orsted (Denmark), and avoiding shares of poor-performing integrated oil and gas company Exxon Mobil. The share price of Exxon Mobil suffered as oil and gas prices came under significant pressure during the period due to lower volumes and production caused by the COVID-19 virus and the price war between Saudi Arabia and Russia.

Stocks in other sectors that benefited the fund’s relative return included its overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), integrated circuits and electronic devices developer Cadence Design Systems, internet search engine and online computer games provider NAVER (South Korea), internet retailer Amazon.com, healthcare equipment manufacturer Danaher, software company Adobe Systems, electronic power tools manufacturer Techtronic Industries (Hong Kong) and customer information software manager salesforce.com. The share price for Taiwan Semiconductor Manufacturing appreciated after the company delivered earnings per share results that were well ahead of market expectations. Management noted that the better-than-expected quarterly strength was primarily driven by strong demand across all application platforms, with revenue growth in smartphones leading the way.

Respectfully,

Portfolio Manager(s)

Akira Fuse and James Keating

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	16.49%	13.15%	9.79%
Service Class	8/24/01	16.24%	12.87%	9.52%

Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		16.25%	12.26%	9.13%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.85%	$1,000.00	$1,208.47	$4.72
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
Service Class	Actual	1.10%	$1,000.00	$1,207.19	$6.10
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Aerospace – 2.8%
Honeywell International, Inc.	5,719	$1,216,431
L3Harris Technologies, Inc.	2,439	461,020
Northrop Grumman Corp.	1,393	424,475
Raytheon Technologies Corp.	8,311	594,320

		$2,696,246

Alcoholic Beverages – 1.8%
China Resources Beer Holdings Co. Ltd.	40,000	$368,400
Constellation Brands, Inc., “A”	1,985	434,814
Diageo PLC	16,470	650,913
Kweichow Moutai Co. Ltd., “A”	900	274,962

		$1,729,089

Apparel Manufacturers – 2.9%
Adidas AG (a)	1,940	$706,023
Burberry Group PLC (a)	14,376	351,801
LVMH Moet Hennessy Louis Vuitton SE	1,445	901,884
NIKE, Inc., “B”	6,199	876,973

		$2,836,681

Biotechnology – 0.5%
Illumina, Inc. (a)	1,347	$498,390

Brokerage & Asset Managers – 2.1%
Charles Schwab Corp.	21,120	$1,120,205
Euronext N.V.	8,259	909,578

		$2,029,783

Business Services – 3.9%
Accenture PLC, “A”	2,258	$589,812
Fidelity National Information Services, Inc.	7,539	1,066,467
Fiserv, Inc. (a)	9,159	1,042,844
Global Payments, Inc.	4,816	1,037,463

		$3,736,586

Cable TV – 0.9%
Comcast Corp., “A”	16,525	$865,910

Chemicals – 0.4%
FMC Corp.	3,631	$417,311

Computer Software – 8.4%
Adobe Systems, Inc. (a)	2,845	$1,422,841
Atlassian Corp. PLC, “A” (a)	1,866	436,402
Cadence Design Systems, Inc. (a)	6,175	842,455
Microsoft Corp. (s)	17,476	3,887,012
salesforce.com, inc. (a)	6,938	1,543,913
Topicus.com, Inc. (a)	1,166	4,408

		$8,137,031

Computer Software – Systems – 3.0%
Apple, Inc.	11,758	$1,560,169
Constellation Software, Inc.	627	814,189
EPAM Systems, Inc. (a)	1,480	530,358

		$2,904,716

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – 3.0%
Masco Corp.	9,122	$501,071
Otis Worldwide Corp.	6,486	438,129
Sherwin-Williams Co.	1,003	737,115
Techtronic Industries Co. Ltd.	47,000	672,954
Vulcan Materials Co.	3,341	495,504

		$2,844,773

Consumer Products – 1.0%
Colgate-Palmolive Co.	5,198	$444,481
Kao Corp.	6,200	478,563

		$923,044

Consumer Services – 0.2%
51job, Inc., ADR (a)	3,127	$218,890

Electrical Equipment – 1.6%
Schneider Electric SE	7,960	$1,150,389
TE Connectivity Ltd.	3,412	413,091

		$1,563,480

Electronics – 4.8%
Applied Materials, Inc.	9,729	$839,613
Lam Research Corp.	1,547	730,601
NXP Semiconductors N.V.	6,505	1,034,360
Taiwan Semiconductor Manufacturing Co. Ltd.	106,000	1,990,837

		$4,595,411

Energy – Independent – 1.0%
ConocoPhillips	11,896	$475,721
Oil Search Ltd.	78,318	224,007
Valero Energy Corp.	4,266	241,328

		$941,056

Energy – Integrated – 0.5%
Galp Energia SGPS S.A., “B”	41,748	$446,467

Food & Beverages – 2.6%
Danone S.A.	5,636	$370,150
Mondelez International, Inc.	9,966	582,712
Nestle S.A.	7,740	911,524
PepsiCo, Inc.	4,404	653,113

		$2,517,499

Food & Drug Stores – 1.0%
Wal-Mart Stores, Inc.	6,371	$918,380

Gaming & Lodging – 0.7%
Flutter Entertainment PLC (a)	3,459	$716,150

General Merchandise – 0.7%
Dollar General Corp.	3,130	$658,239

Health Maintenance Organizations – 1.0%
Cigna Corp.	4,668	$971,784

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – 3.6%
AIA Group Ltd.	116,800	$1,438,703
AON PLC	5,459	1,153,323
Chubb Ltd.	5,788	890,889

		$3,482,915

Internet – 6.5%
Alphabet, Inc., “A” (a)(s)	790	$1,384,586
Facebook, Inc., “A” (a)	6,365	1,738,663
NAVER Corp. (a)	3,101	834,983
NetEase.com, Inc., ADR	5,641	540,239
Tencent Holdings Ltd.	24,300	1,775,534

		$6,274,005

Leisure & Toys – 1.2%
Electronic Arts, Inc.	5,163	$741,407
Nintendo Co. Ltd.	700	446,283

		$1,187,690

Machinery & Tools – 3.6%
GEA Group AG	9,645	$345,001
Ingersoll Rand, Inc. (a)	14,583	664,401
Kubota Corp.	24,000	523,210
Roper Technologies, Inc.	1,910	823,382
Schindler Holding AG	1,453	392,337
SMC Corp.	600	365,793
Trane Technologies PLC	2,254	327,191

		$3,441,315

Major Banks – 3.1%
BNP Paribas (a)	23,778	$1,252,131
Goldman Sachs Group, Inc.	4,881	1,287,169
Mitsubishi UFJ Financial Group, Inc.	110,600	488,544

		$3,027,844

Medical & Health Technology & Services – 0.9%
ICON PLC (a)	4,351	$848,358

Medical Equipment – 3.9%
Becton, Dickinson and Co.	2,918	$730,142
Boston Scientific Corp. (a)	26,501	952,711
Danaher Corp.	4,721	1,048,723
Medtronic PLC	8,733	1,022,983

		$3,754,559

Natural Gas – Distribution – 0.6%
China Resources Gas Group Ltd.	100,000	$532,090

Natural Gas – Pipeline – 0.4%
TC Energy Corp.	9,327	$379,191

Network & Telecom – 0.7%
Equinix, Inc., REIT	913	$652,046

Other Banks & Diversified Financials – 6.2%
HDFC Bank Ltd. (a)	53,221	$1,048,345
Julius Baer Group Ltd.	22,774	1,319,171
KBC Group N.V. (a)	6,564	459,323
Macquarie Group Ltd.	6,056	646,546
Truist Financial Corp.	22,790	1,092,325

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Visa, Inc., “A”	6,458	$1,412,558

		$5,978,268

Pharmaceuticals – 5.2%
Bayer AG	7,847	$461,628
Johnson & Johnson	6,501	1,023,127
Merck & Co., Inc.	10,415	851,947
Roche Holding AG	4,075	1,422,314
Santen Pharmaceutical Co. Ltd.	34,800	564,525
Zoetis, Inc.	4,125	682,688

		$5,006,229

Printing & Publishing – 0.5%
Wolters Kluwer N.V.	5,804	$489,667

Railroad & Shipping – 0.7%
Canadian Pacific Railway Ltd.	1,932	$669,805

Real Estate – 1.7%
LEG Immobilien AG	6,698	$1,039,683
STORE Capital Corp., REIT	17,080	580,378

		$1,620,061

Restaurants – 1.4%
Starbucks Corp.	6,905	$738,697
Yum China Holdings, Inc.	10,785	615,716

		$1,354,413

Specialty Chemicals – 4.4%
Air Products & Chemicals, Inc.	1,676	$457,917
Akzo Nobel N.V.	4,371	469,157
Axalta Coating Systems Ltd. (a)	10,425	297,634
Croda International PLC	7,172	647,962
DuPont de Nemours, Inc.	10,293	731,935
Linde PLC (a)	3,550	923,751
Sika AG	2,563	700,026

		$4,228,382

Specialty Stores – 3.2%
Amazon.com, Inc. (a)(s)	877	$2,856,328
AutoZone, Inc. (a)	205	243,015

		$3,099,343

Telecommunications – Wireless – 2.0%
Advanced Info Service Public Co. Ltd.	70,700	$415,327
KDDI Corp.	18,600	552,299
SBA Communications Corp., REIT	1,307	368,744
T-Mobile USA, Inc. (a)	4,641	625,839

		$1,962,209

Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	26,684	$429,648

Tobacco – 0.6%
British American Tobacco PLC	8,064	$299,940
Philip Morris International, Inc.	3,607	298,623

		$598,563

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – 3.8%
CLP Holdings Ltd.	57,000	$527,665
Iberdrola S.A.	56,609	809,130
NextEra Energy, Inc.	11,633	897,486
Orsted A.S.	3,747	764,788
Southern Co.	10,045	617,064

		$3,616,133

Total Common Stocks (Identified Cost, $65,760,889)		$95,799,650

INVESTMENT COMPANIES (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $365,105)	365,105	$365,105

OTHER ASSETS, LESS LIABILITIES – 0.2%		215,641

NET ASSETS – 100.0%		$96,380,396

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $365,105 and $95,799,650, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

At December 31, 2020, the fund had cash collateral of $2,591 and other liquid securities with an aggregate value of $571,600 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $65,760,889)	$95,799,650
Investments in affiliated issuers, at value (identified cost, $365,105)	365,105
Cash	1,206
Deposits with brokers	2,591
Receivables for
Investments sold	255,836
Dividends	144,643
Receivable from investment adviser	11,665
Other assets	779
Total assets	$96,581,475

Liabilities
Payables for
Investments purchased	$4,361
Fund shares reacquired	95,295
Payable to affiliates
Administrative services fee	125
Shareholder servicing costs	10
Distribution and/or service fees	105
Payable for independent Trustees’ compensation	42
Deferred country tax expense payable	38,646
Accrued expenses and other liabilities	62,495
Total liabilities	$201,079
Net assets	$96,380,396

Net assets consist of
Paid-in capital	$58,698,838
Total distributable earnings (loss)	37,681,558
Net assets	$96,380,396
Shares of beneficial interest outstanding	2,778,617

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$88,675,600	2,555,523	$34.70
Service Class	7,704,796	223,094	34.54
See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$1,402,429
Dividends from affiliated issuers	3,310
Income on securities loaned	989
Other	322
Foreign taxes withheld	(62,291)
Total investment income	$1,344,759
Expenses
Management fee	$655,438
Distribution and/or service fees	16,376
Shareholder servicing costs	1,989
Administrative services fee	22,400
Independent Trustees’ compensation	2,528
Custodian fee	37,235
Shareholder communications	17,073
Audit and tax fees	65,085
Legal fees	2,447
Miscellaneous	30,459
Total expenses	$851,030
Reduction of expenses by investment adviser	(91,031)
Net expenses	$759,999
Net investment income (loss)	$584,760

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $3,790 country tax)	$7,007,326
Affiliated issuers	(50)
Foreign currency	486
Net realized gain (loss)	$7,007,762
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $4,177 increase in deferred country tax)	$6,098,462
Translation of assets and liabilities in foreign currencies	4,667
Net unrealized gain (loss)	$6,103,129
Net realized and unrealized gain (loss)	$13,110,891
Change in net assets from operations	$13,695,651

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$584,760	$1,156,851
Net realized gain (loss)	7,007,762	5,831,269
Net unrealized gain (loss)	6,103,129	17,809,192
Change in net assets from operations	$13,695,651	$24,797,312
Total distributions to shareholders	$(6,967,015)	$(8,539,061)
Change in net assets from fund share transactions	$(3,519,648)	$(5,951,007)
Total change in net assets	$3,208,988	$10,307,244

Net assets
At beginning of period	93,171,408	82,864,164
At end of period	$96,380,396	$93,171,408

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$32.19	$27.00	$31.74	$25.69	$24.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.40	$0.32	$0.28	$0.41	(c)
Net realized and unrealized gain (loss)	4.87	7.88	(2.82)	6.24	0.93
Total from investment operations	$5.09	$8.28	$(2.50)	$6.52	$1.34

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.34)	$(0.33)	$(0.47)	$(0.28)
From net realized gain	(2.16)	(2.75)	(1.91)	—	—
Total distributions declared to shareholders	$(2.58)	$(3.09)	$(2.24)	$(0.47)	$(0.28)
Net asset value, end of period (x)	$34.70	$32.19	$27.00	$31.74	$25.69
Total return (%) (k)(r)(s)(x)	16.49	31.96	(8.83)	25.51	5.44	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.94	0.93	0.92	0.78	(c)
Expenses after expense reductions (f)	0.85	0.85	0.88	0.92	0.77	(c)
Net investment income (loss)	0.69	1.29	1.01	0.97	1.64	(c)
Portfolio turnover	32	27	22	33	40
Net assets at end of period (000 omitted)	$88,676	$87,138	$77,345	$98,434	$91,281

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$32.06	$26.89	$31.61	$25.59	$24.52

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.32	$0.24	$0.21	$0.34	(c)
Net realized and unrealized gain (loss)	4.87	7.85	(2.82)	6.20	0.94
Total from investment operations	$5.00	$8.17	$(2.58)	$6.41	$1.28

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.25)	$(0.23)	$(0.39)	$(0.21)
From net realized gain	(2.16)	(2.75)	(1.91)	—	—
Total distributions declared to shareholders	$(2.52)	$(3.00)	$(2.14)	$(0.39)	$(0.21)
Net asset value, end of period (x)	$34.54	$32.06	$26.89	$31.61	$25.59
Total return (%) (k)(r)(s)(x)	16.24	31.62	(9.06)	25.17	5.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.19	1.18	1.17	1.03	(c)
Expenses after expense reductions (f)	1.10	1.10	1.13	1.17	1.02	(c)
Net investment income (loss)	0.40	1.06	0.76	0.73	1.39	(c)
Portfolio turnover	32	27	22	33	40
Net assets at end of period (000 omitted)	$7,705	$6,034	$5,519	$7,312	$7,415

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S.

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$58,088,139	$—	$—	$58,088,139
Switzerland	3,033,864	1,711,508	—	4,745,372
France	4,584,132	—	—	4,584,132
China	2,550,297	1,775,534	—	4,325,831
Japan	3,419,217	—	—	3,419,217
Hong Kong	—	2,639,322	—	2,639,322
Germany	2,552,335	—	—	2,552,335
Netherlands	1,993,184	—	—	1,993,184
Taiwan	—	1,990,837	—	1,990,837
Other Countries	7,678,236	3,783,045	—	11,461,281
Mutual Funds	365,105	—	—	365,105
Total	$84,264,509	$11,900,246	$—	$96,164,755

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,126,006	$1,089,055
Long-term capital gains	5,841,009	7,450,006
Total distributions	$6,967,015	$8,539,061

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$66,292,109
Gross appreciation	32,172,030
Gross depreciation	(2,299,384)
Net unrealized appreciation (depreciation)	$29,872,646

Undistributed ordinary income	1,327,630
Undistributed long-term capital gain	6,275,090
Other temporary differences	206,192

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$6,392,513	$8,002,822
Service Class	574,502	536,239
Total	$6,967,015	$8,539,061

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $9,604, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $81,427, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $1,830, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $159.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0256% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $259,498 and $21,174, respectively. The sales transactions resulted in net realized gains (losses) of $10,826.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $27,549,412 and $37,533,341, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	26,914	$846,212	12,717	$387,963
Service Class	83,361	2,590,298	9,028	278,092
	110,275	$3,436,510	21,745	$666,055

Shares issued to shareholders in reinvestment of distributions
Initial Class	199,517	$6,392,513	277,010	$8,002,822
Service Class	17,998	574,502	18,619	536,239
	217,515	$6,967,015	295,629	$8,539,061

Shares reacquired
Initial Class	(378,252)	$(11,870,001)	(447,291)	$(13,761,706)
Service Class	(66,439)	(2,053,172)	(44,709)	(1,394,417)
	(444,691)	$(13,923,173)	(492,000)	$(15,156,123)

Net change
Initial Class	(151,821)	$(4,631,276)	(157,564)	$(5,370,921)
Service Class	34,920	1,111,628	(17,062)	(580,086)
	(116,901)	$(3,519,648)	(174,626)	$(5,951,007)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $464 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$458,273	$18,217,129	$18,310,247	$(50)	$—	$365,105

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$3,310	$—

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

20

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

22

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

23

MFS Global Research Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Akira Fuse James Keating

24

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Research Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s

25

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

26

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,426,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 53.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report
December 31, 2020
MFS®  Global Tactical
Allocation Portfolio
MFS® Variable Insurance Trust II
WTS-ANN

MFS® Global Tactical Allocation Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio
Portfolio Composition
Portfolio structure
		Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	11.5%	41.2%	(8.2)%	44.5%
	Emerging Markets	8.6%	0.0%	0.0%	8.6%
	Asia/Pacific ex-Japan	1.3%	5.3%	0.0%	6.6%
	North America ex-U.S.	1.3%	3.5%	0.0%	4.8%
	Supranational	0.7%	0.0%	0.0%	0.7%
	United Kingdom	5.3%	0.0%	(5.0)%	0.3%
	Japan	4.3%	0.0%	(6.2)%	(1.9)%
	Europe ex-U.K.	6.0%	0.0%	(8.1)%	(2.1)%
	Total	39.0%	50.0%	(27.5)%	61.5%
Equity	U.S. Large Cap	15.3%	0.0%	(1.3)%	14.0%
	Europe ex-U.K.	7.2%	3.7%	(4.6)%	6.3%
	United Kingdom	2.1%	3.1%	0.0%	5.2%
	Emerging Markets	2.6%	4.9%	(3.4)%	4.1%
	Japan	2.9%	0.0%	(0.2)%	2.7%
	North America ex-U.S.	1.4%	0.8%	0.0%	2.2%
	U.S. Small/Mid Cap	2.7%	0.0%	(0.5)%	2.2%
	Asia/Pacific ex-Japan	0.7%	4.1%	(3.8)%	1.0%
	Total	34.9%	16.6%	(13.8)%	37.7%
Real Estate-related	Non-U.S.	1.5%	0.0%	0.0%	1.5%
	U.S.	0.4%	0.0%	0.0%	0.4%
	Total	1.9%	0.0%	0.0%	1.9%
Cash	Cash & Cash Equivalents (d)				5.9%
	Other (e)				(7.0)%
	Total				(1.1)%
	Total Net Exposure Summary				100.0%
Strategic Allocation Targets & Net
Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%
Top ten holdings (c)
USD Interest Rate Swap, Receive 0.25% - JUN 2022	29.1%
USD Interest Rate Swap, Receive 1.58% - NOV 2024	12.1%
Australian Bond 10 yr Future - MAR 2021	5.3%
S&P/ASX 200 Index Future - MAR 2021	(3.8)%
U.S. Treasury Note 5 yr Future - MAR 2021	(4.2)%
Euro-Bobl 5 yr Future - MAR 2021	(4.4)%
Long Gilt 10 yr Future – MAR 2021	(5.2)%
USD Interest Rate Swap, Pay 1.7% - NOV 2029	(5.9)%
Japan Government Bond 10 yr Future - MAR 2021	(6.1)%
Euro-Bund 10 yr Future - MAR 2021	(10.6)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

MFS Global Tactical Allocation Portfolio
Portfolio Composition - continued
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Global Tactical Allocation Portfolio (fund) provided a total return of 6.23%, while Service Class shares of the fund provided a total return of 5.99%. These compare with a return of 9.20% over the same period for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index. The fund’s other benchmarks, the MSCI World Index (net div) and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of 15.90% and 10.22%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Detractors from Performance
Within the equity portion of the fund, stock selection and, to a lesser extent, the fund's underweight positions in both the information technology and consumer discretionary sectors held back performance relative to the MSCI World Index. Within the information technology sector, not owning shares of strong-performing computer and personal electronics maker Apple and computer graphics processor maker NVIDIA, an underweight position in software giant Microsoft, and an overweight position in semiconductor company Intel, detracted from relative returns. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla, and an overweight position in food catering company Compass Group (United Kingdom), also weakened relative results.
Security selection within both the communication services and health care sectors weighed on relative performance. There were no individual stocks within the communicationservices sector, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period. Within the health care sector, an overweight position in life sciences company Bayer (Germany) held back relative returns.
Stocks in other sectors that were among the fund's top relative detractors included its overweight positions in integrated energy company Suncor Energy (Canada) and airline operator Air Canada(h) (Canada).

MFS Global Tactical Allocation Portfolio
Management Review - continued
Within the fixed income portion of the fund, currency positioning held back performance relative to the Bloomberg Barclays Global Aggregate Index. The fund's lesser exposure to both the Australian dollar and Chinese yuan weighed on relative results. Yield curve(y) positioning, particularly along the Korean and Chinese curves, further weakened relative returns.
Within the fund’s tactical overlay, a long exposure to the United Kingdom, Italy, France and Sweden equity markets, via equity index futures, detracted from relative performance. A short exposure to the fixed income market of Canada in the first quarter, via fixed income index futures, also held back relative results. From a currency perspective, the fund's short exposures to the New Zealand dollar, Swiss franc and euro via forward foreign currency exchange contracts weighed on relative returns.
Contributors to Performance
Within the equity portion of the fund, stock selection within the industrials sector contributed to performance relative to the MSCI World Index, led by the fund's overweight positions in strong-performing electrical distribution equipment manufacturer Schneider Electric (France) and diversified industrial manufacturer Eaton (Ireland). Not owning shares of weak-performing aerospace company Boeing also aided relative performance.
Stocks in other sectors that were among the fund's top relative contributors included its holdings of semiconductor manufacturer Taiwan Semiconductor(b) (Taiwan) and microchip and electronics manufacturer Samsung Electronics(b) (South Korea). Not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and telecommunication services provider AT&T also benefited the fund's relative performance. Additionally, an overweight position in research and consulting firm Nomura Research Institute (Japan), the timing of the fund's ownership in shares of financial services firm Bank of America, and an underweight position in integrated oil and gas company Exxon Mobil(h) also supported relative returns.
Within the fixed income portion of the fund, a shorter duration(d) stance to the euro yield curve supported returns relative to the Bloomberg Barclays Global Aggregate Index. From a sector perspective, the fund’s overweight exposures to both the industrials and financial institutions sectors, coupled with strong security selection within these sectors, also contributed to relative results. Additionally, the fund’s exposure to credit options, particularly to the Markit iTraxx Crossover Index Option(h) within the Europe/UK region, was a key contributor to relative performance as bond spreads widened in March. From a credit quality perspective, the fund's overweight exposure to “BBB” rated(r) bonds, combined with favorable security selection within this credit quality segment, aided relative performance. Positive security selection within both the “AA” and “AAA” rated credit quality segments further benefited the fund's relative returns.
Within the fund’s tactical overlay, a long exposure to emerging equity markets, via equity index futures, helped absolute returns, most notably the fund's long exposure to Brazil and short exposure to South Africa. The fund's long exposure at the beginning of the calendar year to the fixed income markets, via fixed income index futures, of the United States also helped. From a currency perspective, the fund's long exposure to the Swedish krone, via forward foreign currency exchange contracts, benefited the fund.
Respectfully,
Portfolio Manager(s)
Pilar Gomez-Bravo, Steven Gorham, Andy Li, Vipin Narula, Benjamin Nastou, Henry Peabody, Robert Persons, Jonathan Sage, Natalie Shapiro, Robert Spector, and Erik Weisman
Note to Contract Owners: Effective December 31, 2020, Nevin Chitkara is no longer a Portfolio Manager of the fund. Effective January 1, 2021, Johnathan Munko was added as a Portfolio Manager of the fund. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the fund. Effective September 30, 2022, Vipin Narula will no longer be a Portfolio Manager of the fund.
Effective March 31, 2021, the investment strategies for the fixed income portion of the fund will change to expand the fund's ability to invest in below investment grade quality securities. Please see the fund's prospectus for details.
(b)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three

MFS Global Tactical Allocation Portfolio
Management Review - continued
agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	6.23%	6.48%	5.40%
Service Class	8/24/01	5.99%	6.21%	5.14%
Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Index (f)	9.20%	4.79%	2.83%
MFS Global Tactical Allocation Blended Index (f)(w)	10.22%	7.44%	6.23%
Bloomberg Barclays Global Aggregate Index (USD Hedged) (f)	5.58%	4.49%	4.18%
MSCI World Index (net div) (f)	15.90%	12.19%	9.87%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2020, MFS Global Tactical Allocation Blended Index (a custom index) was comprised of 35% MSCI World Index (net div), 54% Bloomberg Barclays Global Aggregate Index (USD Hedged), and 11% Bloomberg Barclays Global Aggregate Index.
Benchmark Definition(s)
Bloomberg Barclays Global Aggregate Index(a) - provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.
Bloomberg Barclays Global Aggregate Index(a) (USD Hedged) - provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MFS Global Tactical Allocation Portfolio
Performance Summary – continued
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.83%	$1,000.00	$1,102.60	$4.39
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
Service Class	Actual	1.08%	$1,000.00	$1,100.87	$5.70
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.02% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 58.6%
Aerospace – 0.3%
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	$254,000	$ 282,449
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	350,000	392,180
L3Harris Technologies, Inc., 3.85%, 6/15/2023	475,000	513,039
Lockheed Martin Corp., 2.8%, 6/15/2050	594,000	641,040
		$1,828,708
Asset-Backed & Securitized – 1.1%
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS” FLR, 1.608% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)	$600,000	$ 593,276
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.631%, 4/15/2053 (i)	998,270	109,960
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	323,273	327,835
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	261,849	269,837
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	209,290	213,112
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	237,641	243,028
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053	1,033,946	1,067,837
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.495% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	584,500	579,895
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 1.252% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)	773,500	772,078
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.278% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	524,000	519,109
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.008% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)	357,000	360,781
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	659,762	748,226
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053	418,000	434,915
		$6,239,889
Issuer		Shares/Par	Value ($)
Bonds – continued
Automotive – 1.1%
Daimler AG, 0.75%, 9/10/2030	EUR	225,000	$ 285,473
Delphi Automotive PLC, 1.5%, 3/10/2025		550,000	707,525
Ferrari N.V., 1.5%, 5/27/2025		560,000	703,970
General Motors Financial Co., Inc., 2.35%, 9/03/2025	GBP	500,000	711,318
Hyundai Capital America, 6.375%, 4/08/2030 (n)		$1,184,000	1,556,965
Lear Corp., 3.8%, 9/15/2027		361,000	404,824
Volkswagen International Finance N.V., 0.875%, 9/22/2028	EUR	200,000	252,647
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 3/20/2065		550,000	709,030
Volkswagen International Finance N.V., 3.5% to 6/17/2025, FLR (EUR Swap Rate - 5yr. + 3.746%) to 6/17/2030, FLR (EUR Swap Rate - 5yr. + 3.996%) to 6/17/2045, FLR (EUR Swap Rate - 5yr. + 4.746%) to 6/17/2070		600,000	772,022
			$6,103,774
Broadcasting – 0.4%
Discovery, Inc., 4.125%, 5/15/2029		$664,000	$ 774,718
MMS USA Financing, Inc., 1.75%, 6/13/2031	EUR	300,000	398,543
Prosus N.V., 1.539%, 8/03/2028		300,000	377,688
Prosus N.V., 3.68%, 1/21/2030 (n)		$200,000	217,521
Walt Disney Co., 3.5%, 5/13/2040		347,000	407,331
			$2,175,801
Brokerage & Asset Managers – 0.5%
Deutsche Boerse AG, 1.25% to 6/17/2027, FLR (EUR Swap Rate - 5yr. + 1.681%) to 6/16/2047	EUR	100,000	$ 125,219
E*TRADE Financial Corp., 2.95%, 8/24/2022		$314,000	326,115
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048	EUR	300,000	407,543
Intercontinental Exchange, Inc., 3%, 9/15/2060		$557,000	581,485
Low Income Investment Fund, 3.386%, 7/01/2026		150,000	159,815
Low Income Investment Fund, 3.711%, 7/01/2029		400,000	434,952

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
Raymond James Financial, 4.65%, 4/01/2030		$541,000	$ 663,284
			$2,698,413
Building – 0.3%
Holcim Finance (Luxembourg) S.A., 0.5%, 4/23/2031	EUR	275,000	$ 337,006
Masco Corp., 2%, 10/01/2030		$685,000	697,015
Vulcan Materials Co., 3.5%, 6/01/2030		453,000	520,046
			$1,554,067
Business Services – 0.6%
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	800,000	$ 970,835
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$144,000	158,540
Fidelity National Information Services, Inc., 3%, 8/15/2026		658,000	732,717
Fiserv, Inc., 4.4%, 7/01/2049		254,000	339,639
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		813,000	921,470
Verisk Analytics, Inc., 4%, 6/15/2025		475,000	537,980
			$3,661,181
Cable TV – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$262,000	$ 358,709
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		267,000	318,580
Comcast Corp., 3.75%, 4/01/2040		485,000	582,749
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		393,000	413,934
Eutelsat S.A., 2.25%, 7/13/2027	EUR	600,000	792,829
Eutelsat S.A., 1.5%, 10/13/2028		300,000	372,255
SES S.A., 1.625%, 3/22/2026		250,000	324,644
SES S.A., 2%, 7/02/2028		253,000	332,435
			$3,496,135
Chemicals – 0.2%
LYB International Finance III, LLC, 4.2%, 5/01/2050		$371,000	$ 431,601
Sasol Financing (USA) LLC, 6.5%, 9/27/2028		300,000	324,900
Sherwin-Williams Co., 3.8%, 8/15/2049		200,000	240,648
			$997,149
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software – 0.3%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		$634,000	$ 748,472
Microsoft Corp., 4.1%, 2/06/2037		455,000	596,454
Microsoft Corp., 2.525%, 6/01/2050		279,000	293,625
			$1,638,551
Computer Software - Systems – 0.3%
Apple, Inc., 4.5%, 2/23/2036		$947,000	$ 1,273,460
Capgemini SE, 2%, 4/15/2029	EUR	200,000	277,140
Capgemini SE, 1.125%, 6/23/2030		200,000	259,627
			$1,810,227
Conglomerates – 0.2%
Carrier Global Corp., 3.577%, 4/05/2050		$311,000	$ 344,829
General Electric Co., 0.875%, 5/17/2025	EUR	225,000	282,816
Roper Technologies, Inc., 2%, 6/30/2030		$566,000	578,194
			$1,205,839
Consumer Products – 0.3%
LVMH Moet Hennessy Louis Vuitton SE, 0.375%, 2/11/2031	EUR	100,000	$ 124,789
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$577,000	621,176
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		425,000	474,759
Reckitt Benckiser Treasury Services PLC, 1.75%, 5/19/2032	GBP	172,000	255,286
			$1,476,010
Consumer Services – 0.5%
Booking Holdings, Inc., 4.5%, 4/13/2027		$347,000	$ 413,624
Experian Finance PLC, 4.25%, 2/01/2029 (n)		692,000	832,731
G4S International Finance PLC, 1.875%, 5/24/2025	EUR	525,000	641,970
Mastercard, Inc., 3.85%, 3/26/2050		$277,000	357,107
Visa, Inc., 3.65%, 9/15/2047		320,000	400,362
			$2,645,794
Containers – 0.1%
DS Smith PLC, 0.875%, 9/12/2026	EUR	300,000	$ 373,557
Electronics – 0.3%
ASML Holding N.V., 0.625%, 5/07/2029	EUR	106,000	$ 135,847
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$366,000	411,248
Broadcom, Inc., 4.25%, 4/15/2026		185,000	211,916

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electronics – continued
Broadcom, Inc., 4.15%, 11/15/2030		$240,000	$ 277,432
Infineon Technologies AG, 1.625%, 6/24/2029	EUR	500,000	666,554
			$1,702,997
Emerging Market Quasi-Sovereign – 3.4%
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	500,000	$ 624,776
China Construction Bank Corp., Hong Kong Branch, 1.25%, 8/04/2025		$900,000	899,916
China Development Bank, 3.45%, 9/20/2029	CNY	79,310,000	11,965,262
Export-Import Bank of India, 3.375%, 8/05/2026		$600,000	648,434
Export-Import Bank of India, 3.875%, 2/01/2028		600,000	660,164
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		398,000	420,368
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		550,000	611,875
PT Pertamina (Persero) (Republic of Indonesia), 6%, 5/03/2042 (n)		2,084,000	2,662,444
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027		1,007,000	1,117,477
			$19,610,716
Emerging Market Sovereign – 3.4%
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$1,309,000	$ 1,605,161
Republic of Croatia, 1.125%, 6/19/2029	EUR	758,000	972,987
Republic of Croatia, 1.5%, 6/17/2031		2,139,000	2,858,089
Republic of India, 5.77%, 8/03/2030	INR	129,300,000	1,753,139
Republic of Indonesia, 7%, 9/15/2030	IDR	27,830,000,000	2,144,197
Republic of Korea, 1.875%, 6/10/2029	KRW	1,601,000,000	1,494,812
Republic of Peru, 2.392%, 1/23/2026		$74,000	78,922
State of Qatar, 4%, 3/14/2029 (n)		462,000	547,470
State of Qatar, 4.4%, 4/16/2050		200,000	260,550
United Mexican States, 5.75%, 3/05/2026	MXN	40,500,000	2,126,873
United Mexican States, 7.5%, 6/03/2027		88,000,000	5,031,781
United Mexican States, 2.659%, 5/24/2031		$372,000	380,761
United Mexican States, 3.771%, 5/24/2061		534,000	556,161
			$19,810,903
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Independent – 0.6%
Noble Energy, Inc., 4.2%, 10/15/2049		$632,000	$ 818,456
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		2,260,000	2,509,495
			$3,327,951
Energy - Integrated – 0.4%
BP Capital Markets B.V., 0.933%, 12/04/2040	EUR	191,000	$ 234,469
Eni S.p.A., 4.25%, 5/09/2029 (n)		$321,000	380,085
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167%) to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 10/13/2070	EUR	119,000	151,664
Exxon Mobil Corp., 1.408%, 6/26/2039		450,000	576,077
Galp Energia SGPS S.A., 2%, 1/15/2026		300,000	377,600
OMV AG, 0.75%, 6/16/2030		193,000	247,166
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 9/01/2070		200,000	253,805
			$2,220,866
Financial Institutions – 1.1%
Air Lease Corp., 3.125%, 12/01/2030		$550,000	$ 571,525
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)		263,000	283,284
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		266,000	288,080
CTP B.V., 2.125%, 10/01/2025	EUR	713,000	920,588
EXOR N.V., 2.25%, 4/29/2030		725,000	973,614
GE Capital International Funding Co., 3.373%, 11/15/2025		$959,000	1,067,122
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	700,000	908,937
Grand City Properties S.A., 1.5% to 6/9/2026, FLR (EUR Swap Rate - 5yr. + 2.184%) to 6/9/2031, FLR (EUR Swap Rate - 5yr. + 2.434%) to 6/9/2046, FLR (EUR Swap Rate - 5yr. + 3.184%) to 4/24/2068		300,000	360,998
Grand City Properties S.A., 2.5% to 10/24/2023, FLR (EUR Swap Rate - 5yr. + 2.432%) to 10/24/2028, FLR (EUR Swap Rate - 5yr. + 2.682%) to 10/24/2043, FLR (EUR Swap Rate - 5yr. + 3.432%) to 12/09/2070		300,000	376,574

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
SBB Treasury Oyj, 0.75%, 12/14/2028	EUR	352,000	$ 424,801
			$6,175,523
Food & Beverages – 0.5%
Anheuser-Busch InBev S.A., 1.65%, 3/28/2031	EUR	300,000	$ 411,703
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$206,000	254,760
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		222,000	315,085
Bacardi Ltd., 5.15%, 5/15/2038 (n)		335,000	428,050
Constellation Brands, Inc., 4.4%, 11/15/2025		481,000	558,391
Constellation Brands, Inc., 3.15%, 8/01/2029		527,000	586,605
Diageo Finance PLC, 1.875%, 3/27/2027	EUR	150,000	204,072
			$2,758,666
Forest & Paper Products – 0.1%
Mondi Finance Europe GmbH, 2.375%, 4/01/2028	EUR	400,000	$ 559,949
Gaming & Lodging – 0.0%
Las Vegas Sands Corp., 3.9%, 8/08/2029		$171,000	$ 183,813
Industrial – 0.4%
CPI Property Group S.A., 2.75%, 5/12/2026	EUR	470,000	$ 622,855
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	250,000	351,735
Grainger PLC, 3%, 7/03/2030		159,000	236,732
Investor AB, 0.375%, 10/29/2035	EUR	150,000	183,471
Investor AB, 1.5%, 6/20/2039		160,000	232,550
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$845,000	860,161
			$2,487,504
Insurance – 0.7%
Aflac, Inc., 3.6%, 4/01/2030		$539,000	$ 634,085
Argentum Zurich Insurance, 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046	EUR	400,000	563,543
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044		350,000	474,111
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	475,000	750,031
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo. + 3%) to 7/27/2050	EUR	300,000	388,288
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance – continued
Credit Agricole Assurances S.A., 2%, 7/17/2030	EUR	200,000	$ 261,378
Munich Re Group, 1.25% to 5/26/2031, FLR (EURIBOR - 3mo. + 2.55%) to 5/26/2041		200,000	253,137
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR (EURIBOR - 3mo. + 2.95%) to 9/17/2050		486,000	632,606
			$3,957,179
Insurance - Property & Casualty – 0.6%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$496,000	$ 520,853
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		355,000	487,489
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030		454,000	507,727
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		374,000	438,081
Progressive Corp., 4.125%, 4/15/2047		421,000	551,332
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	400,000	554,297
Willis North America, Inc., 3.875%, 9/15/2049		$465,000	565,971
			$3,625,750
International Market Quasi-Sovereign – 0.9%
BNG Bank N.V. (Kingdom of the Netherlands), 0.875%, 10/24/2036	EUR	1,300,000	$ 1,800,401
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.875%, 6/23/2039		188,000	248,434
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 1.375%, 4/16/2040		117,000	168,259
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.625%, 12/08/2050		175,000	214,496
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 1/22/2064	GBP	400,000	634,110
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 9/15/2070	EUR	600,000	769,640
Islandsbanki (Republic of Iceland), 1.125% to 1/19/2023, FLR (EUR Swap Rate - 1yr. + 0.75%) to 1/19/2024		330,000	407,136

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – continued
La Banque Postale S.A. (Republic of France), 0.5% to 6/17/2025, FLR (EURIBOR - 3mo. + 0.88%) to 6/17/2026	EUR	300,000	$ 372,101
La Banque Postale S.A. (Republic of France), 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031		300,000	369,818
Ontario Teachers' Finance Trust, 0.5%, 5/06/2025		300,000	378,360
			$5,362,755
International Market Sovereign – 15.3%
Belgium Kingdom, 1.45%, 6/22/2037	EUR	1,306,000	$ 1,980,680
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	282,000	274,656
Commonwealth of Australia, 1.75%, 6/21/2051		4,030,000	2,956,439
Federal Republic of Germany, 1.25%, 8/15/2048	EUR	2,221,000	3,821,667
Government of Bermuda, 2.375%, 8/20/2030 (n)		$220,000	230,725
Government of Canada, 1.25%, 6/01/2030	CAD	2,197,000	1,816,836
Government of France, 0.75%, 5/25/2052 (n)	EUR	1,075,545	1,463,729
Government of Japan, 1.7%, 3/20/2032	JPY	748,400,000	8,551,062
Government of Japan, 2.4%, 3/20/2037		22,200,000	286,855
Government of Japan, 2.3%, 3/20/2040		577,450,000	7,567,053
Government of Japan, 1.8%, 9/20/2043		363,000,000	4,521,267
Government of Japan, 0.6%, 9/20/2050		133,000,000	1,272,629
Government of Japan, 0.5%, 3/20/2060		161,000,000	1,465,505
Government of New Zealand, 2.75%, 4/15/2037	NZD	962,000	813,854
Kingdom of Spain, 1.25%, 10/31/2030 (n)	EUR	1,425,000	1,945,048
Kingdom of Spain, 1.85%, 7/30/2035		1,644,000	2,431,256
Kingdom of Spain, 1.2%, 10/31/2040 (n)		730,000	987,412
Kingdom of Sweden, 0.125%, 5/12/2031 (n)	SEK	7,810,000	957,381
Republic of France, 1.5%, 5/25/2050	EUR	2,774,000	4,513,945
Republic of Iceland, 0.625%, 6/03/2026		160,000	201,147
Republic of Iceland, 5%, 11/15/2028	ISK	383,237,000	3,420,581
Republic of Italy, 0.95%, 8/01/2030	EUR	6,736,000	8,600,592
Republic of Italy, 1.45%, 3/01/2036		4,022,000	5,275,625
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Republic of Portugal, 0.9%, 10/12/2035 (n)	EUR	2,900,000	$ 3,796,491
United Kingdom Treasury, 0.875%, 10/22/2029	GBP	3,885,000	5,651,054
United Kingdom Treasury, 1.75%, 9/07/2037		6,625,000	10,748,216
United Kingdom Treasury, 1.75%, 1/22/2049		1,509,000	2,596,328
			$88,148,033
Leisure & Toys – 0.0%
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	200,000	$ 245,113
Local Authorities – 0.5%
Province of Alberta, 4.5%, 12/01/2040	CAD	665,000	$ 721,579
Province of British Columbia, 2.2%, 6/18/2030		1,290,000	1,102,201
Province of British Columbia, 2.95%, 6/18/2050		300,000	288,112
Province of Ontario, 4.7%, 6/02/2037		497,000	551,295
			$2,663,187
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$611,000	$ 639,722
Major Banks – 2.8%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)		$528,000	$ 538,338
Bank of America Corp., 2.625%, 4/19/2021		787,000	792,501
Bank of America Corp., 3.5%, 4/19/2026		1,079,000	1,222,574
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028		279,000	315,452
Bankinter S.A., 0.875%, 7/08/2026	EUR	200,000	251,734
CaixaBank S.A., 0.375% to 11/18/2025, FLR (EURIBOR - 3mo. + 0.85%) to 11/18/2026		200,000	245,136
CaixaBank S.A., 2.75% to 7/14/2023, FLR (EUR Swap Rate - 5yr. + 2.35%) to 7/14/2028		500,000	638,560
Credit Agricole S.A., 1% to 4/22/2025, FLR (EURIBOR - 3mo. + 1.25%) to 4/22/2026		200,000	254,025
Credit Agricole S.A., 1.625% to 6/05/2025, FLR (EUR Swap Rate - 5yr. + 1.9%) to 6/05/2030		200,000	254,816
Credit Agricole S.A., 4% to 6/23/2028, FLR (EUR Swap Rate - 5yr. + 4.37%) to 10/14/2070		500,000	660,455

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	270,000	$ 343,151
Erste Group Bank AG, 0.875%, 5/13/2027		200,000	257,350
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030		400,000	492,529
Erste Group Bank AG, 1.625% to 9/08/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.1%) to 9/08/2031		100,000	127,348
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		$535,000	555,828
HSBC Holdings PLC, 4.375%, 11/23/2026		1,304,000	1,504,289
HSBC Holdings PLC, 6%, 5/22/2067		700,000	762,125
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,407,000	1,560,602
JPMorgan Chase & Co., 3.54%, 5/01/2028		605,000	691,250
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		808,000	829,911
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		276,000	320,507
Nationwide Building Society, 1.5% to 3/08/2025, FLR (EURIBOR - 3mo. + 0.93%) to 3/08/2026	EUR	450,000	581,830
Svenska Handelsbanken AB, 0.5%, 2/18/2030		330,000	414,487
Svenska Handelsbanken AB, 5.25% to 3/01/2021, FLR (Swap Rate - 5yr. + 3.335%) to 12/29/2049		$606,000	607,515
UBS Group Funding (Switzerland) AG, 2.859%, 8/15/2023 (n)		300,000	310,992
UniCredit S.p.A., 1.25% to 6/16/2025, FLR (EURIBOR - 3mo. + 1.6%) to 6/16/2026	EUR	347,000	439,720
UniCredit S.p.A., 2.2% to 7/22/2026, FLR (EURIBOR - 3mo. + 2.55%) to 7/22/2027		537,000	695,924
Wells Fargo & Co., 3.9%, 5/01/2045		$407,000	507,913
			$16,176,862
Medical & Health Technology & Services – 0.7%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$200,000	$ 235,532
BayCare Health System, Inc., 3.831%, 11/15/2050		634,000	791,272
Cigna Corp., 4.125%, 11/15/2025		430,000	495,210
HCA, Inc., 5.125%, 6/15/2039		195,000	249,215
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025		$550,000	$ 607,622
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		350,000	371,721
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		650,000	626,919
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		309,000	454,036
			$3,831,527
Medical Equipment – 0.2%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	350,000	$ 464,305
Boston Scientific Corp., 0.625%, 12/01/2027		150,000	184,981
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		250,000	310,953
			$960,239
Metals & Mining – 0.1%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$326,000	$ 414,965
Glencore Capital Finance DAC, 1.125%, 3/10/2028	EUR	375,000	468,501
			$883,466
Midstream – 0.4%
Enterprise Products Partners LP, 3.125%, 7/31/2029		$446,000	$ 494,146
MPLX LP, 4.5%, 4/15/2038		359,000	410,146
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		341,000	356,680
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		730,000	837,569
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)		335,000	396,871
			$2,495,412
Mortgage-Backed – 6.5%
Fannie Mae, 4.5%, 7/01/2023-2/01/2046		$4,874,265	$ 5,440,396
Fannie Mae, 5%, 3/01/2036-8/01/2040		1,524,519	1,771,736
Fannie Mae, 5.5%, 11/01/2036-4/01/2037		123,971	145,633
Fannie Mae, 6%, 9/01/2037-6/01/2038		185,244	216,510
Fannie Mae, 4%, 11/01/2040-2/01/2041		2,488,295	2,725,839
Fannie Mae, 3.5%, 5/01/2043-12/01/2046		2,237,075	2,454,337
Fannie Mae, 2.5%, 6/01/2050-12/01/2050		401,400	430,386
Fannie Mae, 3%, 8/01/2050-9/01/2050		1,879,201	1,970,423
Fannie Mae, TBA, 1.5%, 1/16/2036-1/14/2051		500,000	512,987

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, TBA, 2.5%, 1/25/2036-2/25/2051	$1,150,000	$ 1,208,100
Fannie Mae, TBA, 2%, 2/18/2036-2/12/2051	1,550,000	1,613,828
Fannie Mae, TBA, 3%, 1/14/2051-2/12/2051	1,200,000	1,257,486
Freddie Mac, 4%, 7/01/2025	66,097	70,152
Freddie Mac, 1.367%, 3/25/2027 (i)	809,000	62,847
Freddie Mac, 3.224%, 3/25/2027	4,000,000	4,557,942
Freddie Mac, 3.286%, 11/25/2027	1,303,000	1,502,361
Freddie Mac, 3.9%, 4/25/2028	1,710,000	2,043,495
Freddie Mac, 1.799%, 4/25/2030 (i)	1,420,926	215,337
Freddie Mac, 1.868%, 4/25/2030 (i)	1,365,340	210,283
Freddie Mac, 1.662%, 5/25/2030 (i)	1,747,943	243,363
Freddie Mac, 1.796%, 5/25/2030 (i)	3,920,368	584,497
Freddie Mac, 1.342%, 6/25/2030 (i)	1,615,349	186,125
Freddie Mac, 1.6%, 8/25/2030 (i)	1,436,842	197,640
Freddie Mac, 1.169%, 9/25/2030 (i)	905,456	93,895
Freddie Mac, 1.081%, 11/25/2030 (i)	1,823,916	177,396
Freddie Mac, 3.424%, 4/25/2032	800,000	936,851
Freddie Mac, 5.5%, 5/01/2034-7/01/2037	29,982	35,108
Freddie Mac, 5%, 10/01/2036-7/01/2041	478,119	551,593
Freddie Mac, 4.5%, 12/01/2039-5/01/2042	894,726	1,000,611
Freddie Mac, 3.5%, 1/01/2047	594,484	634,166
Freddie Mac, 3%, 5/01/2050-6/01/2050	230,811	249,533
Ginnie Mae, 5%, 5/15/2040	82,209	93,199
Ginnie Mae, 3.5%, 6/20/2043	778,684	847,934
Ginnie Mae, 3%, 8/20/2050-9/20/2050	345,143	363,052
Ginnie Mae, 2.5%, 11/20/2050-12/20/2050	773,844	819,759
Ginnie Mae, TBA, 2.5%, 1/21/2051-2/20/2051	625,000	660,789
Ginnie Mae, TBA, 3%, 1/21/2051	75,000	78,418
Ginnie Mae, TBA, 3.5%, 1/21/2051	900,000	953,796
Ginnie Mae, TBA, 2%, 2/20/2051	400,000	417,562
		$37,535,365
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – 0.8%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027		$55,000	$ 56,406
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		480,000	540,950
Missouri Health & Educational Facilities Authority, Taxable Education Facilities Rev. (Washington University of St. Louis), “A”, 3.229%, 5/15/2050		930,000	1,085,850
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029		421,000	542,631
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030		572,000	677,580
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022		245,000	246,725
State of Florida, “A”, 2.154%, 7/01/2030		1,383,000	1,455,220
			$4,605,362
Natural Gas - Distribution – 0.3%
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		$360,000	$ 400,950
NiSource, Inc., 2.95%, 9/01/2029		534,000	587,147
NiSource, Inc., 3.6%, 5/01/2030		429,000	496,168
			$1,484,265
Natural Gas - Pipeline – 0.1%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$615,000	$ 779,594
Network & Telecom – 0.4%
AT&T, Inc., 3.5%, 9/15/2053 (n)		$752,000	$ 749,133
Verizon Communications, Inc., 3.15%, 3/22/2030		525,000	588,219
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	330,000	421,462
Verizon Communications, Inc., 4%, 3/22/2050		$507,000	613,942
			$2,372,756
Oil Services – 0.0%
Halliburton Co., 5%, 11/15/2045		$254,000	$ 301,510
Oils – 0.3%
Neste Oyj, 1.5%, 6/07/2024	EUR	400,000	$ 504,838
Phillips 66, 4.875%, 11/15/2044		$290,000	365,230
Valero Energy Corp., 4.9%, 3/15/2045		506,000	588,863
			$1,458,931

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – 1.5%
AIB Group PLC, 1.25%, 5/28/2024	EUR	455,000	$ 576,422
Belfius Bank S.A., 0.375%, 9/02/2025		300,000	369,669
Belfius Bank S.A., 0.375%, 2/13/2026		800,000	986,607
Deutsche Bank AG, 2.625%, 12/16/2024	GBP	400,000	576,235
Deutsche Bank AG, 1% to 11/19/2024, FLR (EURIBOR - 3mo. + 1.6%) to 11/19/2025	EUR	200,000	248,122
Deutsche Bank AG, 1.375% to 9/03/2025, FLR (EURIBOR - 3mo. + 1.85%) to 9/03/2026		500,000	629,834
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$584,000	660,036
Groupe BPCE S.A., 1.375%, 12/23/2026	GBP	400,000	568,853
ING Groep N.V., 2.125% to 5/26/2026, FLR (EUR Swap Rate - 5yr. + 2.4%) to 5/26/2031	EUR	200,000	260,893
Intesa Sanpaolo S.p.A., 2.125%, 5/26/2025		493,000	650,909
Intesa Sanpaolo S.p.A., 2.5%, 1/15/2030	GBP	300,000	437,029
Macquarie Group Ltd., 0.35%, 3/03/2028	EUR	350,000	429,018
Rabobank Nederland N.V., 4.625%, 9/11/2068		200,000	266,320
Rabobank Nederland N.V., 3.25% to 12/29/2026, FLR (EUR Swap Rate - 5yr. + 3.7%) to 9/09/2069		200,000	246,162
UBS AG, 5.125%, 5/15/2024		$866,000	953,033
Virgin Money UK PLC, 2.875% to 6/24/2024, FLR (EUR Swap Rate - 1yr. + 3.25%) to 6/24/2025	EUR	196,000	254,549
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	475,000	696,004
			$8,809,695
Printing & Publishing – 0.3%
Informa PLC, 3.125%, 7/05/2026	GBP	500,000	$ 727,018
Informa PLC, 1.25%, 4/22/2028	EUR	350,000	428,561
Wolters Kluwer N.V., 0.75%, 7/03/2030		249,000	317,263
			$1,472,842
Real Estate - Apartment – 0.1%
Camden Property Trust, 2.8%, 5/15/2030		$164,000	$ 182,033
Mid-America Apartment Communities, 1.7%, 2/15/2031		506,000	503,825
			$685,858
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 0.2%
Alexandria Real Estate Equities, Inc., REIT, 1.875%, 2/01/2033		$383,000	$ 382,114
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		447,000	474,444
Corporate Office Property LP, 2.25%, 3/15/2026		356,000	371,038
			$1,227,596
Real Estate - Other – 0.2%
Lexington Realty Trust Co., 2.7%, 9/15/2030		$466,000	$ 484,828
W.P. Carey, Inc., 2.4%, 2/01/2031		681,000	706,840
			$1,191,668
Real Estate - Retail – 0.7%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$610,000	$ 699,778
Realty Income Corp., REIT, 3.25%, 1/15/2031		516,000	584,619
Regency Centers Corp., 3.7%, 6/15/2030		745,000	843,556
STORE Capital Corp., 2.75%, 11/18/2030		786,000	798,898
Unibail-Rodamco-Westfield SE, REIT, 1.375%, 12/04/2031	EUR	300,000	368,932
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028		$192,000	211,865
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029		516,000	556,428
			$4,064,076
Retailers – 0.3%
Best Buy Co., Inc., 1.95%, 10/01/2030		$702,000	$ 704,964
Home Depot, Inc., 3%, 4/01/2026		525,000	586,769
Home Depot, Inc., 4.875%, 2/15/2044		254,000	360,859
			$1,652,592
Supermarkets – 0.2%
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	300,000	$ 422,268
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	680,000	587,143
			$1,009,411
Supranational – 0.7%
Corporacion Andina de Fomento, 1.625%, 6/03/2025	EUR	500,000	$ 646,062
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$530,000	537,357
European Union, 0%, 7/04/2035	EUR	485,000	608,339
European Union, 0.3%, 11/04/2050		450,000	594,986

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supranational – continued
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	465,000	$ 418,389
West African Development Bank, 4.7%, 10/22/2031		$900,000	971,856
			$3,776,989
Telecommunications - Wireless – 0.7%
American Tower Corp., REIT, 4.7%, 3/15/2022		$257,000	$ 269,740
American Tower Corp., REIT, 3.5%, 1/31/2023		662,000	702,006
American Tower Corp., REIT, 0.5%, 1/15/2028	EUR	425,000	522,332
American Tower Corp., REIT, 3.6%, 1/15/2028		$301,000	341,824
Crown Castle International Corp., 1.35%, 7/15/2025		285,000	290,862
Crown Castle International Corp., 3.7%, 6/15/2026		345,000	388,689
Rogers Communications, Inc., 3.7%, 11/15/2049		528,000	623,063
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)		774,000	855,254
			$3,993,770
Telephone Services – 0.0%
Iliad S.A., 2.375%, 6/17/2026	EUR	200,000	$ 253,248
Tobacco – 0.2%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	223,000	$ 315,931
B.A.T. Netherlands Finance B.V., 2.375%, 10/07/2024	EUR	290,000	382,855
Imperial Brands Finance PLC, 1.375%, 1/27/2025		300,000	381,629
			$1,080,415
Transportation - Services – 0.6%
Abertis Infraestructuras S.A., 3.375%, 11/27/2026	GBP	400,000	$ 600,301
Abertis Infraestructuras S.A., 1.875%, 3/26/2032	EUR	500,000	645,703
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$494,000	765,323
Transurban Finance Co., 1.75%, 3/29/2028	EUR	296,000	399,386
Vinci S.A., 3.75%, 4/10/2029 (n)		$706,000	827,473
			$3,238,186
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 5.31%, 5/01/2027		$29,096	$ 31,601
Small Business Administration, 2.22%, 3/01/2033		905,592	938,205
			$969,806
Issuer		Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – 3.2%
U.S. Treasury Bonds, 2.25%, 8/15/2049 (f)		$369,300	$ 421,752
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)		2,361,000	2,767,812
U.S. Treasury Notes, 2.375%, 5/15/2029 (f)		4,251,500	4,802,202
U.S. Treasury Notes, 1.125%, 8/15/2040 (f)		10,841,000	10,246,439
			$18,238,205
Utilities - Electric Power – 1.8%
American Electric Power Co., Inc., 2.3%, 3/01/2030		$706,000	$ 736,885
AusNet Services Holdings Pty Ltd., 0.625%, 8/25/2030	EUR	270,000	341,789
Duke Energy Corp., 3.75%, 9/01/2046		$550,000	639,961
Enel Americas S.A., 4%, 10/25/2026		1,891,000	2,122,666
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		414,000	471,300
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		343,000	455,986
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 9/10/2070	EUR	100,000	127,180
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		$1,180,000	1,308,561
Evergy, Inc., 2.9%, 9/15/2029		615,000	673,784
FirstEnergy Corp., 2.65%, 3/01/2030		566,000	567,497
Georgia Power Co., 3.7%, 1/30/2050		303,000	361,946
PPL Capital Funding, Inc., 5%, 3/15/2044		418,000	538,873
Southern California Edison Co.'s First & Refunding Mortgage Bonds, 3.65%, 2/01/2050		252,000	285,712
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,005,000	1,147,012
Virginia Electric & Power Co., 2.875%, 7/15/2029		217,000	243,384
WEC Energy Group, Inc., 1.8%, 10/15/2030		586,000	587,379
			$10,609,915
Utilities - Water – 0.0%
Severn Trent Utilities Finance PLC, 2%, 6/02/2040	GBP	100,000	$ 148,397
Total Bonds (Identified Cost, $313,105,904)			$336,693,680

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – 34.8%
Aerospace – 1.2%
Honeywell International, Inc.	12,845	$ 2,732,131
L3Harris Technologies, Inc.	4,276	808,250
Lockheed Martin Corp. (f)	7,084	2,514,678
Northrop Grumman Corp.	1,789	545,144
		$6,600,203
Alcoholic Beverages – 0.9%
Diageo PLC	45,101	$ 1,782,441
Heineken N.V.	14,087	1,569,840
Pernod Ricard S.A.	7,960	1,524,776
		$4,877,057
Apparel Manufacturers – 0.5%
Adidas AG (a)	3,625	$ 1,319,245
Burberry Group PLC (a)	17,193	420,737
Compagnie Financiere Richemont S.A.	14,492	1,310,877
		$3,050,859
Automotive – 0.7%
Aptiv PLC	8,296	$ 1,080,886
Lear Corp.	4,511	717,384
Magna International, Inc.	29,400	2,081,259
NGK Spark Plug Co. Ltd.	5,600	95,616
Zhengzhou Yutong Bus Co. Ltd., “A”	73,900	191,551
		$4,166,696
Biotechnology – 0.1%
Gilead Sciences, Inc.	7,328	$ 426,929
Brokerage & Asset Managers – 0.8%
BlackRock, Inc.	1,602	$ 1,155,907
Cboe Global Markets, Inc.	9,601	894,045
Charles Schwab Corp.	33,390	1,771,006
IG Group Holdings PLC	7,011	82,645
NASDAQ, Inc.	6,460	857,500
		$4,761,103
Business Services – 2.0%
Accenture PLC, “A” (s)	10,510	$ 2,745,317
CGI, Inc. (a)	15,733	1,248,233
Compass Group PLC	49,249	917,954
Equifax, Inc.	5,551	1,070,455
Experian PLC	19,878	757,452
Fidelity National Information Services, Inc.	8,065	1,140,875
Fiserv, Inc. (a)	10,602	1,207,143
Nomura Research Institute Ltd.	22,600	808,745
Secom Co. Ltd.	15,900	1,465,501
		$11,361,675
Cable TV – 0.6%
Comcast Corp., “A” (f)	60,591	$ 3,174,968
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.7%
3M Co.	8,028	$ 1,403,214
Eastman Chemical Co.	4,762	477,534
PPG Industries, Inc.	14,460	2,085,421
		$3,966,169
Computer Software – 0.2%
Adobe Systems, Inc. (a)	441	$ 220,553
Microsoft Corp.	4,804	1,068,506
		$1,289,059
Computer Software - Systems – 1.3%
Amadeus IT Group S.A.	19,555	$ 1,415,738
Fujitsu Ltd.	9,400	1,356,903
Hitachi Ltd.	44,000	1,732,216
Hon Hai Precision Industry Co. Ltd.	158,000	515,925
Samsung Electronics Co. Ltd.	29,725	2,216,446
		$7,237,228
Construction – 0.7%
D.R. Horton, Inc.	3,681	$ 253,695
Masco Corp.	15,208	835,375
Sherwin-Williams Co.	1,272	934,805
Stanley Black & Decker, Inc.	5,075	906,192
Techtronic Industries Co. Ltd.	28,000	400,909
Vulcan Materials Co.	6,299	934,205
		$4,265,181
Consumer Products – 1.2%
Colgate-Palmolive Co.	29,600	$ 2,531,096
Kao Corp.	12,700	980,282
Kimberly-Clark Corp.	14,811	1,996,967
Reckitt Benckiser Group PLC	12,338	1,103,781
		$6,612,126
Containers – 0.0%
Amcor PLC	21,813	$ 256,739
Electrical Equipment – 1.4%
Johnson Controls International PLC	29,483	$ 1,373,613
Legrand S.A.	10,374	925,158
Schneider Electric SE	34,779	5,026,303
Yokogawa Electric Corp.	38,100	757,904
		$8,082,978
Electronics – 2.2%
Analog Devices, Inc.	6,142	$ 907,358
Hoya Corp.	6,200	856,850
Intel Corp.	43,960	2,190,087
Kyocera Corp.	14,400	882,227
NXP Semiconductors N.V.	7,198	1,144,554
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	41,144	4,486,342
Texas Instruments, Inc. (f)	14,910	2,447,178
		$12,914,596

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 0.1%
China Shenhua Energy Co. Ltd.	121,500	$ 228,818
CNOOC Ltd.	139,000	127,771
ConocoPhillips	10,225	408,898
		$765,487
Energy - Integrated – 0.5%
China Petroleum & Chemical Corp.	2,904,000	$ 1,290,728
Eni S.p.A.	50,302	525,287
LUKOIL PJSC, ADR	3,392	231,334
Petroleo Brasileiro S.A., ADR	17,007	190,989
Suncor Energy, Inc.	38,066	638,470
		$2,876,808
Engineering - Construction – 0.1%
Quanta Services, Inc.	3,993	$ 287,576
Food & Beverages – 1.5%
Danone S.A.	26,187	$ 1,719,855
General Mills, Inc.	32,089	1,886,833
J.M. Smucker Co.	13,376	1,546,266
Nestle S.A.	25,245	2,973,053
PepsiCo, Inc.	2,821	418,354
		$8,544,361
Food & Drug Stores – 0.3%
Tesco PLC	458,087	$ 1,446,253
Gaming & Lodging – 0.1%
Tabcorp Holdings Ltd.	122,479	$ 368,258
General Merchandise – 0.1%
Bim Birlesik Magazalar A.S.	33,008	$ 335,275
Walmart de Mexico S.A.B. de C.V.	127,961	359,972
		$695,247
Health Maintenance Organizations – 0.3%
Cigna Corp.	8,543	$ 1,778,482
Insurance – 2.2%
Aon PLC (s)	14,249	$ 3,010,386
Chubb Ltd.	13,307	2,048,213
CNO Financial Group, Inc.	6,798	151,120
Equitable Holdings, Inc.	47,474	1,214,860
Hartford Financial Services Group, Inc.	7,639	374,158
Manulife Financial Corp.	95,013	1,690,663
Marsh & McLennan Cos., Inc.	7,728	904,176
MetLife, Inc.	12,370	580,772
NN Group N.V.	3,625	158,585
Samsung Fire & Marine Insurance Co. Ltd. (a)	2,066	356,600
Travelers Cos., Inc.	11,024	1,547,439
Zurich Insurance Group AG	1,391	589,563
		$12,626,535
Leisure & Toys – 0.1%
Brunswick Corp.	2,248	$ 171,387
Electronic Arts, Inc.	1,483	212,959
		$384,346
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.0%
AGCO Corp.	4,599	$ 474,111
Eaton Corp. PLC	28,007	3,364,761
Ingersoll Rand, Inc. (a)	16,403	747,321
Kubota Corp.	65,400	1,425,746
		$6,011,939
Major Banks – 2.4%
ABSA Group Ltd.	59,782	$ 487,613
Bank of America Corp.	52,540	1,592,487
BOC Hong Kong Holdings Ltd.	175,000	531,828
China Construction Bank	1,396,000	1,062,354
DBS Group Holdings Ltd.	93,800	1,774,216
Goldman Sachs Group, Inc.	7,271	1,917,435
JPMorgan Chase & Co. (f)	23,087	2,933,665
NatWest Group PLC (a)	205,465	475,195
UBS Group AG	215,045	3,007,712
		$13,782,505
Medical & Health Technology & Services – 0.4%
HCA Healthcare, Inc.	4,068	$ 669,023
McKesson Corp.	5,890	1,024,389
Quest Diagnostics, Inc.	6,038	719,549
		$2,412,961
Medical Equipment – 1.2%
Abbott Laboratories	6,957	$ 761,722
Becton, Dickinson and Co.	3,795	949,585
Boston Scientific Corp. (a)	29,722	1,068,506
Danaher Corp.	5,159	1,146,020
Medtronic PLC	18,789	2,200,943
Thermo Fisher Scientific, Inc.	1,982	923,176
		$7,049,952
Metals & Mining – 0.4%
Fortescue Metals Group Ltd.	32,298	$ 583,410
MMC Norilsk Nickel PJSC, ADR	7,337	228,914
POSCO	924	231,362
Rio Tinto PLC	14,344	1,072,964
		$2,116,650
Natural Gas - Distribution – 0.1%
Italgas S.p.A.	102,503	$ 651,159
Natural Gas - Pipeline – 0.2%
Enterprise Products Partners LP	51,108	$ 1,001,205
Magellan Midstream Partners LP	4,038	171,373
Plains All American Pipeline LP	21,812	179,731
		$1,352,309
Network & Telecom – 0.0%
QTS Realty Trust, Inc., REIT, “A”	3,418	$ 211,506
Other Banks & Diversified Financials – 0.8%
Citigroup, Inc.	8,481	$ 522,938
KBC Group N.V. (a)	14,227	995,550
Sberbank of Russia PJSC, ADR	24,822	357,831
Truist Financial Corp.	28,407	1,361,548
U.S. Bancorp	26,018	1,212,179
		$4,450,046

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 3.3%
Bayer AG	35,955	$ 2,115,181
Eli Lilly & Co.	9,999	1,688,231
Johnson & Johnson (f)	24,804	3,903,654
Merck & Co., Inc.	33,667	2,753,961
Novartis AG	20,503	1,937,282
Novo Nordisk A.S., “B”	18,227	1,276,434
Roche Holding AG	14,620	5,102,880
Santen Pharmaceutical Co. Ltd.	22,900	371,483
		$19,149,106
Printing & Publishing – 0.4%
RELX PLC	37,386	$ 919,083
Wolters Kluwer N.V.	18,756	1,582,390
		$2,501,473
Railroad & Shipping – 0.6%
Canadian Pacific Railway Ltd.	4,711	$ 1,634,101
Kansas City Southern Co.	1,128	230,259
Union Pacific Corp.	6,836	1,423,392
		$3,287,752
Real Estate – 0.3%
Deutsche Wohnen SE	13,086	$ 698,451
Grand City Properties S.A.	14,035	359,377
Lexington Realty Trust, REIT	19,011	201,897
Longfor Properties Co. Ltd.	69,000	404,079
Starwood Property Trust, Inc., REIT	11,888	229,438
		$1,893,242
Restaurants – 0.1%
Yum China Holdings, Inc.	11,233	$ 641,292
Specialty Chemicals – 0.3%
Akzo Nobel N.V.	10,923	$ 1,172,411
Linde PLC (a)	1,723	448,345
Nitto Denko Corp.	3,300	294,988
		$1,915,744
Specialty Stores – 0.2%
Home Depot, Inc.	3,609	$ 958,623
Telecommunications - Wireless – 1.3%
KDDI Corp.	149,100	$ 4,427,297
Mobile TeleSystems PJSC, ADR	12,926	115,688
T-Mobile USA, Inc. (a)	6,927	934,106
Turkcell Iletisim Hizmetleri A.S.	71,070	154,416
Vodafone Group PLC	1,043,060	1,716,495
		$7,348,002
Telephone Services – 0.2%
Hellenic Telecommunications Organization S.A.	17,898	$ 288,182
TELUS Corp.	38,678	766,024
		$1,054,206
Tobacco – 0.7%
British American Tobacco PLC	29,988	$ 1,115,402
Imperial Tobacco Group PLC	24,358	511,469
Japan Tobacco, Inc.	61,400	1,249,942
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Tobacco – continued
Philip Morris International, Inc. (s)	16,725	$ 1,384,663
		$4,261,476
Trucking – 0.1%
United Parcel Service, Inc., “B”	2,081	$ 350,440
Utilities - Electric Power – 1.0%
AltaGas Ltd.	16,368	$ 240,717
CLP Holdings Ltd.	26,500	245,318
DTE Energy Co.	1,661	201,662
Duke Energy Corp.	14,381	1,316,724
E.ON SE	73,686	815,928
Exelon Corp.	28,251	1,192,757
Iberdrola S.A.	64,134	916,687
Terna Participacoes S.A., IEU	26,634	170,904
Xcel Energy, Inc.	8,295	553,028
		$5,653,725
Total Common Stocks (Identified Cost, $126,764,761)		$199,871,027
Preferred Stocks – 0.4%
Computer Software - Systems – 0.1%
Samsung Electronics Co. Ltd.	7,064	$ 478,607
Consumer Products – 0.3%
Henkel AG & Co. KGaA	13,381	$ 1,508,819
Total Preferred Stocks (Identified Cost, $883,612)		$ 1,987,426
Convertible Preferred Stocks – 0.1%
Medical Equipment – 0.0%
Boston Scientific Corp., 5.5%	1,014	$ 111,104
Danaher Corp., 4.75%	101	153,282
		$264,386
Utilities - Electric Power – 0.1%
CenterPoint Energy, Inc., 7%	9,867	$ 402,573
Total Convertible Preferred Stocks (Identified Cost, $689,483)		$ 666,959
	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a)(n) (Identified Cost, $0)	CHF 67.00	11/20/23	29,766	$ 7,733

Investment Companies (h) – 6.5%
Money Market Funds – 6.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $37,119,815)	37,119,815	$ 37,119,815

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – 0.1%
Market Index Securities – 0.0%
S&P 500 Index – January 2021 @ $2,725	Put	Merrill Lynch International	$ 9,390,175	25	$ 2,125
S&P 500 Index – March 2021 @ $2,950	Put	Merrill Lynch International	11,643,817	31	57,040
					$ 59,165
Other – 0.1%
U.S. Treasury 10 yr - Interest Rate Swap - Fund pays 1.75%, Fund receives FLR (3-month LIBOR) – September 2022	Put	Merrill Lynch International	$ 39,000,000	$ 39,000,000	$ 492,980
Total Purchased Options (Premiums Paid, $513,763)					$ 552,145
Other Assets, Less Liabilities – (0.5)%					(2,683,037)
Net Assets – 100.0%					$574,215,748
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $37,119,815 and $539,778,970, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $34,318,955, representing 6.0% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.008% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/2020	$357,000	$360,781
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand
Derivative Contracts at 12/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	1,250,259	USD	911,238	Citibank N.A.	1/15/2021	$ 52,779
AUD	3,669,984	USD	2,708,759	Goldman Sachs International	1/15/2021	120,996
AUD	783,152	USD	573,774	HSBC Bank	1/15/2021	30,077
AUD	7,500,000	USD	5,609,792	JPMorgan Chase Bank N.A.	1/15/2021	173,110
AUD	16,378,507	USD	12,099,000	JPMorgan Chase Bank N.A.	2/04/2021	532,303
AUD	925,099	USD	681,473	NatWest Markets PLC	1/15/2021	31,829
CAD	10,538,120	USD	8,174,906	Citibank N.A.	1/15/2021	104,419
CAD	5,008,758	USD	3,813,410	JPMorgan Chase Bank N.A.	1/15/2021	121,745
CAD	13,106,235	USD	10,091,000	JPMorgan Chase Bank N.A.	2/04/2021	206,653
CHF	1,782,000	USD	1,962,616	Merrill Lynch International	1/15/2021	50,918
CLP	143,602,000	USD	184,828	JPMorgan Chase Bank N.A.	1/28/2021	17,258
CNH	1,408,000	USD	216,142	BNP Paribas S.A.	1/15/2021	233
CNH	82,066,000	USD	12,130,378	Citibank N.A.	1/15/2021	481,118
CNH	7,448,000	USD	1,104,649	Goldman Sachs International	1/15/2021	39,923
CNH	2,754,000	USD	415,049	HSBC Bank	1/15/2021	8,172
CNH	5,250,000	USD	776,667	JPMorgan Chase Bank N.A.	1/15/2021	30,127
COP	1,321,303,000	USD	353,006	Citibank N.A.	3/10/2021	33,303
CZK	8,355,000	USD	358,968	UBS AG	1/15/2021	30,061
DKK	4,719,079	USD	746,601	JPMorgan Chase Bank N.A.	1/15/2021	28,188
EUR	3,358,047	USD	3,959,586	Barclays Bank PLC	1/15/2021	143,888
EUR	1,297,080	USD	1,542,560	Brown Brothers Harriman	1/15/2021	42,448
EUR	6,186,530	USD	7,369,072	Citibank N.A.	1/15/2021	190,761
EUR	907,937	USD	1,082,989	Credit Suisse Group	1/15/2021	26,494
EUR	3,608,152	USD	4,362,787	Goldman Sachs International	1/15/2021	46,312
EUR	403,676	USD	478,300	JPMorgan Chase Bank N.A.	1/15/2021	14,985

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
EUR	304,447	USD	357,424	Merrill Lynch International	1/15/2021	$ 14,605
EUR	1,532,000	USD	1,837,467	NatWest Markets PLC	1/15/2021	34,610
EUR	103,444	USD	122,714	State Street Bank Corp.	1/15/2021	3,693
EUR	247,836	USD	301,303	UBS AG	1/15/2021	1,548
GBP	63,716	USD	84,591	Citibank N.A.	1/15/2021	2,549
GBP	164,000	USD	212,222	Goldman Sachs International	1/15/2021	12,070
GBP	5,653,219	USD	7,328,721	Goldman Sachs International	2/04/2021	403,876
GBP	6,828,746	USD	9,053,000	JPMorgan Chase Bank N.A.	2/04/2021	287,506
GBP	506,608	USD	676,354	UBS AG	1/15/2021	16,503
IDR	42,461,376,000	USD	2,943,579	JPMorgan Chase Bank N.A.	1/19/2021	74,660
ILS	1,799,000	USD	531,007	Merrill Lynch International	1/15/2021	28,931
JPY	58,000,000	USD	559,555	Barclays Bank PLC	1/15/2021	2,235
JPY	48,000,000	USD	458,551	BNP Paribas S.A.	1/15/2021	6,379
JPY	3,382,011,135	USD	32,101,553	Citibank N.A.	1/15/2021	656,743
JPY	585,525,869	USD	5,568,000	Goldman Sachs International	2/04/2021	104,761
JPY	93,781,699	USD	900,013	Merrill Lynch International	1/15/2021	8,360
JPY	601,319,022	USD	5,785,502	UBS AG	1/15/2021	38,898
KRW	3,919,746,000	USD	3,453,186	Barclays Bank PLC	2/04/2021	156,143
KRW	1,246,912,900	USD	1,098,573	JPMorgan Chase Bank N.A.	2/04/2021	49,593
MXN	75,575,887	USD	3,510,520	JPMorgan Chase Bank N.A.	1/15/2021	282,831
NOK	229,397,449	USD	24,568,601	Goldman Sachs International	2/04/2021	2,185,018
NOK	50,298,401	USD	5,468,704	HSBC Bank	1/15/2021	397,578
NOK	49,554,000	USD	5,635,405	JPMorgan Chase Bank N.A.	1/15/2021	144,058
NZD	13,049,094	USD	8,853,289	Citibank N.A.	1/15/2021	536,167
NZD	505,000	USD	347,141	Goldman Sachs International	1/15/2021	16,231
NZD	14,510,722	USD	10,113,000	Goldman Sachs International	2/04/2021	329,396
NZD	5,086,000	USD	3,507,875	JPMorgan Chase Bank N.A.	1/15/2021	151,749
NZD	517,352	USD	342,048	Merrill Lynch International	1/15/2021	30,212
NZD	2,287,726	USD	1,610,619	UBS AG	1/15/2021	35,510
PLN	2,754,931	USD	719,834	Goldman Sachs International	1/15/2021	17,697
RUB	54,340,000	USD	704,616	Goldman Sachs International	3/24/2021	24,780
SEK	46,172,000	USD	5,263,116	Brown Brothers Harriman	1/15/2021	349,595
SEK	190,767,630	USD	21,539,944	Goldman Sachs International	2/04/2021	1,654,880
SGD	972,000	USD	716,574	Goldman Sachs International	1/15/2021	18,906
THB	35,093,650	USD	1,158,589	JPMorgan Chase Bank N.A.	1/20/2021	12,201
USD	617,537	EUR	504,000	Barclays Bank PLC	1/15/2021	1,658
						$ 10,650,230
Liability Derivatives
CAD	400,000	USD	314,485	Citibank N.A.	1/15/2021	$ (223)
EUR	893,000	USD	1,097,598	Morgan Stanley Capital Services, Inc.	1/15/2021	(6,368)
USD	7,556,328	AUD	10,547,123	Goldman Sachs International	1/15/2021	(576,070)
USD	681,397	AUD	925,099	HSBC Bank	1/15/2021	(31,903)
USD	13,525,761	AUD	18,665,259	JPMorgan Chase Bank N.A.	2/04/2021	(869,112)
USD	335,844	AUD	444,905	UBS AG	1/15/2021	(7,201)
USD	5,579,809	CAD	7,350,837	Barclays Bank PLC	1/15/2021	(195,413)
USD	1,727,480	CAD	2,299,203	Citibank N.A.	1/15/2021	(78,901)
USD	8,154,516	CAD	10,843,508	JPMorgan Chase Bank N.A.	2/04/2021	(365,298)
USD	26,327,617	CHF	23,848,397	JPMorgan Chase Bank N.A.	2/04/2021	(635,377)
USD	1,536,903	CNH	10,334,000	Citibank N.A.	1/15/2021	(51,175)
USD	518,014	CNH	3,495,000	HSBC Bank	1/15/2021	(19,081)
USD	784,091	DKK	4,986,301	JPMorgan Chase Bank N.A.	2/04/2021	(34,950)
USD	4,919,426	EUR	4,142,875	Citibank N.A.	1/15/2021	(143,093)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	862,480	EUR	726,365	Goldman Sachs International	1/15/2021	$ (25,126)
USD	72,399,246	EUR	61,664,717	Goldman Sachs International	2/04/2021	(2,987,879)
USD	3,225,378	EUR	2,711,000	HSBC Bank	1/15/2021	(87,416)
USD	1,042,209	EUR	872,630	JPMorgan Chase Bank N.A.	1/15/2021	(24,128)
USD	11,063,009	EUR	9,443,214	JPMorgan Chase Bank N.A.	2/04/2021	(481,628)
USD	7,087,309	EUR	5,908,435	Merrill Lynch International	1/15/2021	(132,695)
USD	3,044,606	EUR	2,552,445	UBS AG	1/15/2021	(74,438)
USD	355,388	GBP	266,000	Brown Brothers Harriman	1/15/2021	(8,404)
USD	2,057,092	GBP	1,556,651	Citibank N.A.	1/15/2021	(71,843)
USD	1,771,694	GBP	1,339,000	Credit Suisse Group	1/15/2021	(59,574)
USD	1,066,367	GBP	800,000	Goldman Sachs International	1/15/2021	(27,744)
USD	279,281	GBP	206,870	HSBC Bank	1/15/2021	(3,642)
USD	704,312	GBP	530,058	JPMorgan Chase Bank N.A.	1/15/2021	(20,615)
USD	8,328,504	GBP	6,414,046	JPMorgan Chase Bank N.A.	2/04/2021	(444,767)
USD	5,138,529	GBP	3,963,076	State Street Bank Corp.	1/15/2021	(281,526)
USD	1,246,495	GBP	947,416	UBS AG	1/15/2021	(49,228)
USD	1,059,682	IDR	15,179,939,000	Goldman Sachs International	1/19/2021	(19,339)
USD	1,745,394	IDR	25,997,647,500	JPMorgan Chase Bank N.A.	1/19/2021	(102,571)
USD	387,543	ILS	1,321,342	JPMorgan Chase Bank N.A.	2/04/2021	(23,866)
USD	5,263,628	JPY	548,113,664	Citibank N.A.	1/15/2021	(45,423)
USD	5,941,766	JPY	620,486,752	Goldman Sachs International	2/04/2021	(69,706)
USD	63,046,818	JPY	6,584,462,264	JPMorgan Chase Bank N.A.	2/04/2021	(745,533)
USD	2,743,401	JPY	286,145,185	UBS AG	1/15/2021	(28,213)
USD	1,884,253	KRW	2,100,000,000	Citibank N.A.	2/04/2021	(49,441)
USD	3,438,027	KRW	3,902,332,070	JPMorgan Chase Bank N.A.	2/04/2021	(155,267)
USD	2,031,046	MXN	40,737,899	Goldman Sachs International	1/15/2021	(13,696)
USD	7,826,159	MXN	157,429,463	JPMorgan Chase Bank N.A.	1/15/2021	(75,637)
USD	2,885,000	NOK	26,068,540	Goldman Sachs International	2/04/2021	(155,260)
USD	1,825,793	NOK	16,700,000	HSBC Bank	1/15/2021	(121,921)
USD	1,566,274	NOK	15,000,000	JPMorgan Chase Bank N.A.	1/15/2021	(183,170)
USD	213,596	NOK	1,872,000	UBS AG	1/15/2021	(4,735)
USD	11,046,050	NZD	16,623,826	Citibank N.A.	1/15/2021	(915,599)
USD	7,219,413	NZD	10,226,000	Goldman Sachs International	1/15/2021	(138,690)
USD	13,834,212	NZD	20,799,886	Goldman Sachs International	2/04/2021	(1,134,074)
USD	1,783,264	NZD	2,531,000	UBS AG	1/15/2021	(37,913)
USD	137,370	RUB	10,594,000	Goldman Sachs International	3/24/2021	(4,831)
USD	4,649,993	SEK	40,919,942	Brown Brothers Harriman	1/15/2021	(324,273)
USD	760,000	SEK	6,542,156	Goldman Sachs International	2/04/2021	(35,440)
USD	3,555,611	SEK	30,204,000	JPMorgan Chase Bank N.A.	1/15/2021	(116,015)
USD	556,325	SGD	758,723	JPMorgan Chase Bank N.A.	2/04/2021	(17,785)
						$(12,313,216)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
BIST 30 Index	Long	TRY	1,929	$4,297,195	February – 2021	$134,610
CAC 40 Index	Short	EUR	111	7,472,704	January – 2021	74,669
FTSE MIB Index	Long	EUR	93	12,570,761	March – 2021	177,399

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Equity Futures - continued
FTSE Taiwan Index	Long	USD	213	$10,869,390	January – 2021	$414,285
Hang Seng Index	Long	HKD	86	15,086,965	January – 2021	549,606
IBOV Index	Long	BRL	129	2,961,124	February – 2021	82,156
Mexbol Index	Long	MXN	430	9,585,567	March – 2021	85,138
S&P/ASX 200 Index	Short	AUD	171	21,565,422	March – 2021	207,065
						$1,724,928
Interest Rate Futures
Australian Bond 10 yr	Long	AUD	269	$30,533,391	March – 2021	$134,674
Canadian Treasury Bond 10 yr	Long	CAD	170	19,912,798	March – 2021	39,532
Euro-Bobl 5 yr	Short	EUR	153	25,266,827	March – 2021	12,706
Japan Government Bond 10 yr	Short	JPY	24	35,311,413	March – 2021	18,246
U.S. Treasury Bond	Short	USD	55	9,525,312	March – 2021	59,095
U.S. Treasury Note 2 yr	Long	USD	13	2,872,695	March – 2021	2,391
U.S. Treasury Ultra Bond	Short	USD	7	1,494,938	March – 2021	7,575
U.S. Treasury Ultra Note 10 yr	Short	USD	36	5,628,938	March – 2021	4,557
						$278,776
						$2,003,704
Liability Derivatives
Equity Futures
AEX 25 Index	Short	EUR	84	$12,767,921	January – 2021	$(140,289)
DAX Index	Short	EUR	15	6,297,301	March – 2021	(225,406)
FTSE 100 Index	Long	GBP	199	17,537,359	March – 2021	(222,427)
FTSE/JSE Top 40 Index	Long	ZAR	9	334,540	March – 2021	(2,003)
IBEX 35 Index	Long	EUR	7	688,025	January – 2021	(7,664)
KOSPI 200 Index	Short	KRW	149	13,344,230	March – 2021	(879,663)
MSCI Singapore Index	Long	SGD	345	8,428,955	January – 2021	(52,127)
NIFTY Index	Short	USD	214	5,998,848	January – 2021	(37,099)
OMX 30 Index	Long	SEK	345	7,806,765	January – 2021	(161,552)
Russell 2000 Index	Short	USD	30	2,962,200	March – 2021	(82,431)
S&P 500 E-Mini Index	Short	USD	36	6,747,840	March – 2021	(158,508)
S&P/TSX 60 Index	Long	CAD	29	4,688,208	March – 2021	(57,548)
Topix Index	Short	JPY	6	1,048,569	March – 2021	(24,328)
						$(2,051,045)
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	281	$60,980,912	March – 2021	$(159,297)
Euro-Buxl 30 yr	Short	EUR	23	6,328,783	March – 2021	(4,394)
Long Gilt 10 yr	Short	GBP	162	30,026,871	March – 2021	(363,190)
U.S. Treasury Note 10 yr	Short	USD	90	12,427,031	March – 2021	(21,967)
U.S. Treasury Note 5 yr	Short	USD	191	24,097,336	March – 2021	(57,378)
						$(606,226)
						$(2,657,271)
Cleared Swap Agreements

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
6/03/22	USD	167,000,000	centrally cleared	0.25%/Semi-annually	0.23% FLR (3-Month Libor)/Quarterly	$141,112	$—	$141,112
11/06/24	USD	66,200,000	centrally cleared	1.58%/Semi-annually	0.25% FLR (3-Month Libor)/Quarterly	3,371,506	—	3,371,506
						$3,512,618	$—	$3,512,618
Liability Derivatives
Interest Rate Swaps
11/06/29	USD	33,600,000	centrally cleared	0.25% FLR (3-Month Libor)/Quarterly	1.70%/Semi-annually	$(2,614,120)	$—	(2,614,120)
11/06/49	USD	13,102,083	centrally cleared	0.25% FLR (3-Month Libor)/Quarterly	1.89%/Semi-annually	(1,653,712)	—	(1,653,712)
						$(4,267,832)	$—	$(4,267,832)
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/25	EUR	600,000	Goldman Sachs International	1.00%/Quarterly	(1)	$3,993	$(24,532)	$(20,539)
(1) Fund, as protection seller, to pay notional amount upon a defined credit event by Unibail-Rodamco, 1.375%, 3/09/2026, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody's, Fitch, and Standard & Poor's rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.
At December 31, 2020, the fund had cash collateral of $3,513,845 and other liquid securities with an aggregate value of $28,998,273 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $441,957,523)	$539,778,970
Investments in affiliated issuers, at value (identified cost, $37,119,815)	37,119,815
Cash	18,889
Foreign currency, at value (identified cost, $16,289)	16,361
Restricted cash for
Uncleared derivatives	2,826,000
Deposits with brokers for
Futures contracts	677,235
Cleared options	10,610
Receivables for
Forward foreign currency exchange contracts	10,650,230
Investments sold	27,389
TBA sale commitments	1,184,424
Fund shares sold	8,002
Interest and dividends	2,733,683
Other assets	2,966
Total assets	$595,054,574
Liabilities
Payables for
Net daily variation margin on open cleared swap agreements	$59,912
Forward foreign currency exchange contracts	12,313,216
Net daily variation margin on open futures contracts	227,580
TBA purchase commitments	7,860,843
Fund shares reacquired	177,533
Uncleared swaps, at value (net of unamortized premiums received, $24,532)	20,539
Payable to affiliates
Investment adviser	22,032
Administrative services fee	425
Shareholder servicing costs	65
Distribution and/or service fees	7,239
Payable for independent Trustees' compensation	300
Accrued expenses and other liabilities	149,142
Total liabilities	$20,838,826
Net assets	$574,215,748
Net assets consist of
Paid-in capital	$456,720,891
Total distributable earnings (loss)	117,494,857
Net assets	$574,215,748
Shares of beneficial interest outstanding	37,007,922
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$43,513,081	2,755,284	$15.79
Service Class	530,702,667	34,252,638	15.49
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Interest	$7,016,927
Dividends	5,791,491
Dividends from affiliated issuers	129,855
Income on securities loaned	4,366
Other	1,848
Foreign taxes withheld	(346,342)
Total investment income	$12,598,145
Expenses
Management fee	$3,981,665
Distribution and/or service fees	1,283,652
Shareholder servicing costs	12,047
Administrative services fee	84,274
Independent Trustees' compensation	14,295
Custodian fee	149,235
Shareholder communications	59,252
Audit and tax fees	96,579
Legal fees	4,541
Miscellaneous	213,229
Total expenses	$5,898,769
Reduction of expenses by investment adviser	(61,129)
Net expenses	$5,837,640
Net investment income (loss)	$6,760,505
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$42,384,586
Affiliated issuers	1,657
Written options	13,971
Futures contracts	(19,156,018)
Swap agreements	5,888,755
Forward foreign currency exchange contracts	(8,473,306)
Foreign currency	(794,069)
Net realized gain (loss)	$19,865,576
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$6,600,934
Affiliated issuers	14
Futures contracts	(1,123,680)
Swap agreements	(1,192,921)
Forward foreign currency exchange contracts	206,279
Translation of assets and liabilities in foreign currencies	1,619
Net unrealized gain (loss)	$4,492,245
Net realized and unrealized gain (loss)	$24,357,821
Change in net assets from operations	$31,118,326
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$6,760,505	$9,880,038
Net realized gain (loss)	19,865,576	25,371,458
Net unrealized gain (loss)	4,492,245	46,438,520
Change in net assets from operations	$31,118,326	$81,690,016
Total distributions to shareholders	$(34,497,547)	$(29,426,518)
Change in net assets from fund share transactions	$(21,278,512)	$(60,384,699)
Total change in net assets	$(24,657,733)	$(8,121,201)
Net assets
At beginning of period	598,873,481	606,994,682
At end of period	$574,215,748	$598,873,481
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$15.86	$14.58	$16.11	$15.04	$14.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.29	$0.29	$0.26	$0.29(c)
Net realized and unrealized gain (loss)	0.71	1.80	(0.99)	1.36	0.67
Total from investment operations	$0.93	$2.09	$(0.70)	$1.62	$0.96
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.45)	$(0.13)	$(0.51)	$—
From net realized gain	(0.72)	(0.36)	(0.70)	(0.04)	(0.84)
Total distributions declared to shareholders	$(1.00)	$(0.81)	$(0.83)	$(0.55)	$(0.84)
Net asset value, end of period (x)	$15.79	$15.86	$14.58	$16.11	$15.04
Total return (%) (k)(r)(s)(x)	6.23	14.58	(4.50)	10.83	6.24(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.81	0.81	0.81	0.79(c)
Expenses after expense reductions (f)	0.82	0.80	0.80	0.80	0.78(c)
Net investment income (loss)	1.45	1.85	1.83	1.64	1.88(c)
Portfolio turnover	120	82	86	35	38
Net assets at end of period (000 omitted)	$43,513	$46,175	$47,517	$56,096	$58,053
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$15.57	$14.32	$15.84	$14.79	$14.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.24	$0.24	$0.22	$0.25(c)
Net realized and unrealized gain (loss)	0.70	1.77	(0.98)	1.34	0.66
Total from investment operations	$0.88	$2.01	$(0.74)	$1.56	$0.91
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.40)	$(0.08)	$(0.47)	$—
From net realized gain	(0.72)	(0.36)	(0.70)	(0.04)	(0.84)
Total distributions declared to shareholders	$(0.96)	$(0.76)	$(0.78)	$(0.51)	$(0.84)
Net asset value, end of period (x)	$15.49	$15.57	$14.32	$15.84	$14.79
Total return (%) (k)(r)(s)(x)	5.99	14.30	(4.80)	10.58	5.98(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.06	1.06	1.06	1.04(c)
Expenses after expense reductions (f)	1.07	1.05	1.05	1.05	1.03(c)
Net investment income (loss)	1.19	1.60	1.58	1.39	1.63(c)
Portfolio turnover	120	82	86	35	38
Net assets at end of period (000 omitted)	$530,703	$552,698	$559,478	$706,456	$733,775

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$103,855,387	$2,125	$—	$103,857,512
Japan	16,705,700	—	—	16,705,700
Switzerland	11,331,825	3,597,275	—	14,929,100
United Kingdom	4,109,550	8,212,321	—	12,321,871
France	9,196,092	—	—	9,196,092
Canada	8,299,467	—	—	8,299,467
Germany	6,817,001	—	—	6,817,001
Netherlands	5,469,195	158,585	—	5,627,780
Taiwan	4,486,342	515,925	—	5,002,267
Other Countries	12,282,860	7,552,660	—	19,835,520
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	19,700,991	—	19,700,991
Non - U.S. Sovereign Debt	—	136,709,396	—	136,709,396
Municipal Bonds	—	4,605,362	—	4,605,362
U.S. Corporate Bonds	—	65,654,695	—	65,654,695
Residential Mortgage-Backed Securities	—	37,535,365	—	37,535,365
Commercial Mortgage-Backed Securities	—	3,483,856	—	3,483,856
Asset-Backed Securities (including CDOs)	—	2,756,033	—	2,756,033
Foreign Bonds	—	66,740,962	—	66,740,962
Mutual Funds	37,119,815	—	—	37,119,815
Total	$219,673,234	$357,225,551	$—	$576,898,785
Other Financial Instruments
Futures Contracts – Assets	$1,037,754	$965,950	$—	$2,003,704
Futures Contracts – Liabilities	(2,073,212)	(584,059)	—	(2,657,271)
Forward Foreign Currency Exchange Contracts – Assets	—	10,650,230	—	10,650,230
Forward Foreign Currency Exchange Contracts – Liabilities	—	(12,313,216)	—	(12,313,216)
Swap Agreements – Assets	—	3,512,618	—	3,512,618
Swap Agreements – Liabilities	—	(4,288,371)	—	(4,288,371)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$278,776	$(606,226)
Equity	Equity Futures	1,724,928	(2,051,045)
Equity	Purchased Equity Options	59,165	—
Interest Rate	Purchased Interest Rate Options	492,980	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	10,650,230	(12,313,216)
Interest Rate	Interest Rate Swaps	3,512,618	(4,267,832)
Credit	Credit Default Swaps	—	(20,539)
Total		$16,718,697	$(19,258,858)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund's Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund's Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(8,434,280)	$3,912,152	$—	$	$—
Foreign Exchange	—	—	(8,473,306)	—	—
Credit	—	1,976,603	—	(266,003)	13,971
Equity	(10,721,738)	—	—	13,845	—
Total	$(19,156,018)	$5,888,755	$(8,473,306)	$(252,158)	$13,971
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(2,111,179)	$(1,191,417)	$—	$155,630
Foreign Exchange	—	—	206,279	—
Equity	987,499	—	—	78,675
Credit	—	(1,504)	—	—
Total	$(1,123,680)	$(1,192,921)	$206,279	$234,305
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2020:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(227,580)
Uncleared Swaps, at value	—	(20,539)
Cleared Swap Agreements (a)	—	(59,912)
Forward Foreign Currency Exchange Contracts	10,650,230	(12,313,216)
Purchased Options	552,145	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$11,202,375	$(12,621,247)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	720,750	(1,094,283)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$10,481,625	$(11,526,964)
(a) The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swaps agreements. This amount, which is recognized within the fund's Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund's Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2020:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$303,924	$(195,413)	$—	$—	$108,511
Brown Brothers Harriman Co.	392,043	(332,677)	—	—	59,366
Citibank N.A.	2,057,839	(1,355,698)	—	(620,000)	82,141
Goldman Sachs International	4,974,846	(4,974,846)	—	—	—
JPMorgan Chase Bank N.A.	2,126,967	(2,126,967)	—	—	—
Merrill Lynch International	626,006	(132,695)	—	(430,000)	63,311
Total	$10,481,625	$(9,118,296)	$—	$(1,050,000)	$313,329

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2020:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(195,413)	$195,413	$—	$—	$—
Brown Brothers Harriman Co.	(332,677)	332,677	—	—	—
Citibank N.A.	(1,355,698)	1,355,698	—	—	—
Goldman Sachs International	(5,208,394)	4,974,846	—	233,548	—
JPMorgan Chase Bank N.A.	(4,295,719)	2,126,967	—	2,168,752	—
Merrill Lynch International	(132,695)	132,695	—	—	—
Morgan Stanley Capital Services, Inc.	(6,368)	—	—	—	(6,368)
Total	$(11,526,964)	$9,118,296	$—	$2,402,300	$(6,368)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2020, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$27,045,497	$15,531,343
Long-term capital gains	7,452,050	13,895,175
Total distributions	$34,497,547	$29,426,518
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$485,587,292
Gross appreciation	91,062,741
Gross depreciation	(2,843,554)
Net unrealized appreciation (depreciation)	$88,219,187
Undistributed ordinary income	10,621,861
Undistributed long-term capital gain	18,479,245
Other temporary differences	174,564
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$2,739,813	$2,333,315
Service Class	31,757,734	27,093,203
Total	$34,497,547	$29,426,518
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $61,129, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.70% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $11,699, which equated to 0.0021% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $348.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0151% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $88,818 and $1,017,931, respectively. The sales transactions resulted in net realized gains (losses) of $119,342.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$173,328,212	$210,529,140
Non-U.S. Government securities	468,736,459	502,191,774
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	100,173	$1,507,014	95,554	$1,481,687
Service Class	1,140,931	17,184,459	176,097	2,697,085
	1,241,104	$18,691,473	271,651	$4,178,772
Shares issued to shareholders in reinvestment of distributions
Initial Class	183,634	$2,739,813	153,609	$2,333,315
Service Class	2,167,763	31,757,734	1,814,682	27,093,203
	2,351,397	$34,497,547	1,968,291	$29,426,518
Shares reacquired
Initial Class	(440,732)	$(6,677,947)	(597,095)	$(9,219,482)
Service Class	(4,551,744)	(67,789,585)	(5,563,506)	(84,770,507)
	(4,992,476)	$(74,467,532)	(6,160,601)	$(93,989,989)
Net change
Initial Class	(156,925)	$(2,431,120)	(347,932)	$(5,404,480)
Service Class	(1,243,050)	(18,847,392)	(3,572,727)	(54,980,219)
	(1,399,975)	$(21,278,512)	(3,920,659)	$(60,384,699)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $3,110 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$31,339,464	$250,791,179	$245,012,499	$1,657	$14	$37,119,815
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$129,855	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.

MFS Global Tactical Allocation Portfolio
Report of Independent Registered Public Accounting Firm
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo Steven Gorham Andy Li Vipin Narula Benjamin Nastou Henry Peabody Robert Persons Jonathan Sage Natalie Shapiro Robert Spector Erik Weisman

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Global Tactical Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three–year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

MFS Global Tactical Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $8,198,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 9.29% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report

December 31, 2020

MFS® Government Securities Portfolio

MFS® Variable Insurance Trust II

GSS-ANN

MFS® Government Securities Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	56.6%
U.S. Treasury Securities	28.2%
U.S. Government Agencies	7.2%
Municipal Bonds	3.2%
Commercial Mortgage-Backed Securities	3.1%
Investment Grade Corporates	1.7%
Collateralized Debt Obligations	1.4%
Non-U.S. Government Bonds	0.4%
Asset-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	3.7%
AA	2.5%
A	3.0%
BBB	0.6%
U.S. Government	22.3%
Federal Agencies	63.8%
Not Rated	5.9%
Cash & Cash Equivalents	4.1%
Other	(5.9)%

Portfolio facts (i)
Average Duration (d)	5.1
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Government Securities Portfolio (fund) provided a total return of 6.38%, while Service Class shares of the fund provided a total return of 6.12%. These compare with a return of 6.36% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, the fund’s underweight allocation to the treasury sector detracted from relative performance.

On the positive side, favorable security selection within the mortgage-backed securities (MBS) and treasury sectors, and the fund’s out-of-benchmark exposure to commercial mortgage-backed securities (CMBS), contributed to relative returns. Yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 30 years) of the yield curve, was another area of relative strength.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter and Jake Stone

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	6.38%	3.29%	2.88%
Service Class	8/24/01	6.12%	3.03%	2.63%

Comparative benchmark(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		6.36%	3.49%	3.16%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index (a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

4

MFS Government Securities Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.58%	$1,000.00	$1,004.11	$2.92
	Hypothetical (h)	0.58%	$1,000.00	$1,022.22	$2.95
Service Class	Actual	0.83%	$1,000.00	$1,002.84	$4.18
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 95.6%
Airport Revenue – 0.1%
New York Transportation Development Corp., Special Facility Taxable Rev. (Terminal 4 John F. Kennedy International Airport Project), “B”, 1.36%, 12/01/2021	$140,000	$140,090
New York Transportation Development Corp., Special Facility Taxable Rev. (Terminal 4 John F. Kennedy International Airport Project), “B”, 1.61%, 12/01/2022	130,000	130,274

		$270,364

Asset-Backed & Securitized – 4.6%
Bancorp Commercial Mortgage Trust, 2019-CRE6, “A”, FLR, 1.208% (LIBOR -1mo. + 1.05%), 9/15/2036 (n)	$1,190,327	$1,187,314
Benchmark Mortgage Trust, 2020-B18, “A5”, 1.925%, 7/15/2053	1,283,582	1,323,638
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	269,127	277,337
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	403,746	455,498
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.878%, 12/15/2072 (i)(n)	4,448,802	287,228
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	390,781	399,639
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053	751,414	776,044
Commercial Mortgage Pass-Through Certificates, 2020-BN30, “A4”, 1.925%, 12/10/2053	716,000	734,812
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	1,136,000	1,244,641
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	1,414,455	1,604,717
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	144,366	158,889
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,965,000	2,169,307
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	118,568	119,238
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.91%, 2/13/2053	741,658	820,967
Loomis, Sayles & Co., CLO, 2015-2A, “A2R”, FLR, 1.636% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	1,489,774	1,476,937
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.717% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	1,572,067	1,574,387
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.858% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	836,000	836,716

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	$415,862	$472,063
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.859%, 12/15/2051 (i)	6,220,558	340,414
Neuberger Berman CLO Ltd., 2015-20, “AR”, FLR, 1.036% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	481,672	479,070
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.574% (LIBOR -3mo. + 1.35%), 2/20/2028 (n)	680,583	671,329
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 1.436% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	1,332,260	1,316,915
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	1,133,267	1,296,270
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.947%, 1/15/2052 (i)(n)	3,710,951	229,181
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053	458,000	476,534

		$20,729,085

Automotive – 0.1%
Hyundai Capital America, 2.375%, 2/10/2023 (n)	$405,000	$417,379

Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$563,000	$609,159

Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$98,000	$100,961
Howard University, Washington D.C., 2.801%, 10/01/2023	108,000	112,120
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021	93,000	93,808
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	119,000	123,362
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	147,000	153,018

		$583,269

Major Banks – 0.1%
UBS Group AG, 3.491%, 5/23/2023 (n)	$565,000	$587,936

Medical & Health Technology & Services – 0.9%
Montefiore Obligated Group, AGM, 5.246%, 11/01/2048	$2,012,000	$2,612,477
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	879,000	1,057,462
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	246,000	294,780

		$3,964,719

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – 56.5%
Fannie Mae, 5%, 2/01/2021 - 3/01/2041	$3,732,765	$4,319,497
Fannie Mae, 6%, 2/01/2021 - 7/01/2037	556,368	654,234
Fannie Mae, 2.56%, 10/01/2021	217,104	218,357
Fannie Mae, 5.5%, 5/01/2022 - 3/01/2038	5,437,599	6,360,328
Fannie Mae, 2.152%, 1/25/2023	945,311	968,113
Fannie Mae, 2.73%, 4/01/2023	469,079	487,000
Fannie Mae, 2.41%, 5/01/2023	592,068	612,111
Fannie Mae, 2.55%, 5/01/2023	508,868	527,423
Fannie Mae, 2.59%, 5/01/2023	325,328	337,449
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	9,606,082	10,728,741
Fannie Mae, 3.5%, 5/25/2025 - 7/01/2046	8,289,318	8,990,577
Fannie Mae, 2.28%, 11/01/2026	251,662	269,823
Fannie Mae, 2.583%, 12/25/2026	1,032,000	1,132,078
Fannie Mae, 3.045%, 3/25/2028	1,276,000	1,450,928
Fannie Mae, 4%, 3/25/2028 - 2/01/2045	16,698,938	18,259,910
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	17,442,735	18,635,368
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	472,256	548,249
Fannie Mae, 2.5%, 11/01/2031 - 12/01/2050	4,712,074	4,959,574
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	523,108	54,436
Fannie Mae, 3%, 2/25/2033 (i)	525,742	57,626
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	1,098,331	1,128,345
Fannie Mae, 1.75%, 10/25/2041	1,461,030	1,496,009
Fannie Mae, 2.75%, 9/25/2042	597,619	625,868
Fannie Mae, TBA, 1.5%, 1/16/2036 - 1/14/2051	3,825,000	3,882,091
Fannie Mae, TBA, 3%, 1/16/2036 - 2/12/2051	5,100,000	5,345,516
Fannie Mae, TBA, 2%, 1/25/2036 - 2/12/2051	19,025,000	19,757,587
Fannie Mae, TBA, 2.5%, 1/25/2036 - 2/25/2051	13,375,000	14,081,287
Fannie Mae, TBA, 3.5%, 1/14/2051	4,725,000	4,993,975
Fannie Mae, TBA, 4%, 1/25/2051	2,900,000	3,096,878
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	1,628,866	1,892,969
Freddie Mac, 5%, 12/01/2021 - 12/01/2044	1,989,941	2,301,927
Freddie Mac, 5.5%, 5/01/2022 - 6/01/2041	1,192,699	1,399,493
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	1,614,633	1,798,042
Freddie Mac, 2.51%, 11/25/2022	2,326,000	2,401,820
Freddie Mac, 3.32%, 2/25/2023	1,993,000	2,107,642
Freddie Mac, 3.25%, 4/25/2023	3,500,000	3,703,402
Freddie Mac, 3.06%, 7/25/2023	326,000	346,245
Freddie Mac, 0.879%, 4/25/2024 (i)	14,361,294	329,783
Freddie Mac, 0.604%, 7/25/2024 (i)	17,333,748	285,385
Freddie Mac, 3.064%, 8/25/2024	1,703,107	1,842,940
Freddie Mac, 2.67%, 12/25/2024	3,924,000	4,239,086
Freddie Mac, 2.811%, 1/25/2025	3,025,000	3,289,143
Freddie Mac, 3.329%, 5/25/2025	3,082,000	3,432,698
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,500,842	1,633,791
Freddie Mac, 3.01%, 7/25/2025	904,000	997,221
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	18,987,616	20,522,774
Freddie Mac, 1.367%, 3/25/2027 (i)	1,030,000	80,016

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 0.576%, 7/25/2027 (i)	$29,841,518	$1,033,800
Freddie Mac, 0.432%, 8/25/2027 (i)	24,808,039	658,515
Freddie Mac, 3.187%, 9/25/2027	3,000,000	3,435,501
Freddie Mac, 0.29%, 1/25/2028 (i)	42,657,479	883,262
Freddie Mac, 0.302%, 1/25/2028 (i)	17,573,157	374,006
Freddie Mac, 0.133%, 2/25/2028 (i)	49,700,691	544,372
Freddie Mac, 2.5%, 3/15/2028	177,226	183,601
Freddie Mac, 0.118%, 4/25/2028 (i)	31,953,750	327,210
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	17,144,460	18,523,870
Freddie Mac, 3.926%, 7/25/2028	1,439,000	1,728,454
Freddie Mac, 3.92%, 9/25/2028	325,000	390,850
Freddie Mac, 1.089%, 7/25/2029 (i)	4,433,570	368,027
Freddie Mac, 1.144%, 8/25/2029 (i)	7,707,514	669,816
Freddie Mac, 1.799%, 4/25/2030 (i)	1,602,831	242,904
Freddie Mac, 1.868%, 4/25/2030 (i)	4,034,514	621,376
Freddie Mac, 1.662%, 5/25/2030 (i)	2,174,913	302,810
Freddie Mac, 1.796%, 5/25/2030 (i)	4,905,689	731,401
Freddie Mac, 1.342%, 6/25/2030 (i)	1,983,331	228,525
Freddie Mac, 1.6%, 8/25/2030 (i)	1,814,781	249,627
Freddie Mac, 1.169%, 9/25/2030 (i)	1,149,690	119,222
Freddie Mac, 1.081%, 11/25/2030 (i)	2,249,951	218,832
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	313,501	360,219
Freddie Mac, 5.5%, 2/15/2036 (i)	136,799	25,997
Freddie Mac, 4.5%, 12/15/2040 (i)	54,625	5,201
Freddie Mac, 1.75%, 8/15/2041	419,636	429,808
Freddie Mac, 2%, 5/25/2060	295,974	304,741
Ginnie Mae, 5.5%, 7/15/2033 - 1/20/2042	1,055,307	1,215,965
Ginnie Mae, 5.701%, 8/20/2034	383,596	439,470
Ginnie Mae, 5.889%, 1/20/2039	511,015	597,955
Ginnie Mae, 4%, 5/16/2039 - 7/20/2041	1,183,887	1,289,946
Ginnie Mae, 4.5%, 8/15/2039 - 9/20/2041	2,778,367	3,150,278
Ginnie Mae, 3.5%, 10/20/2041 (i)	221,573	17,988
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2043	3,530,320	3,877,698
Ginnie Mae, 2.5%, 6/20/2042 - 12/20/2050	4,039,158	4,280,978
Ginnie Mae, 4%, 8/16/2042 (i)	250,547	34,327
Ginnie Mae, 2.25%, 9/20/2043	390,765	397,445
Ginnie Mae, 3%, 4/20/2045 - 9/20/2050	8,010,215	8,490,943
Ginnie Mae, 5.87%, 4/20/2058	18,777	21,866
Ginnie Mae, 0.617%, 2/16/2059 (i)	1,525,764	73,109
Ginnie Mae, TBA, 2.5%, 1/21/2051 - 2/20/2051	4,100,000	4,334,764
Ginnie Mae, TBA, 3%, 1/21/2051	450,000	470,509
Ginnie Mae, TBA, 3.5%, 1/21/2051	2,025,000	2,146,041
Ginnie Mae, TBA, 4%, 1/21/2051	250,000	266,529
Ginnie Mae, TBA, 2%, 2/20/2051	3,700,000	3,862,448

		$254,513,961

Municipals – 3.4%
California Department of Water Resources Rev. (Central Valley Project Water System), “BC”, 1.409%, 12/01/2029	$565,000	$566,203
California Earthquake Authority Rev., “B”, 1.227%, 7/01/2021	95,000	95,064
California Earthquake Authority Rev., “B”, 1.327%, 7/01/2022	295,000	295,891

8

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Municipals – continued
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	$210,000	$211,457
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	1,518,000	1,566,185
Florida State Board of Administration Finance Corp. Rev., “A”, 1.705%, 7/01/2027	800,000	830,392
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 3.411%, 1/01/2043	855,000	907,506
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	70,000	70,652
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	335,000	339,499
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	825,000	929,758
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	410,000	414,428
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	4,114,000	4,051,920
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	960,000	1,257,494
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	745,000	756,100
Port Oakland, CA, Senior Lien Refunding Taxable Rev., “R”, 1.081%, 5/01/2024	200,000	201,582
Port Oakland, CA, Senior Lien Refunding Taxable Rev., “R”, 1.517%, 5/01/2026	295,000	298,950
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	690,000	696,500
University of California, General Taxable Rev., “BG”, 1.614%, 5/15/2030	1,480,000	1,495,570
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	280,000	280,944
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	225,000	225,457

		$15,491,552

Supranational – 0.4%
Inter-American Development Bank, 4.375%, 1/24/2044	$1,093,000	$1,618,404

U.S. Government Agencies and Equivalents – 7.1%
AID Tunisia, 2.452%, 7/24/2021	$1,444,000	$1,462,333
Federal Home Loan Bank, 2.625%, 12/10/2021	4,800,000	4,912,482
Federal Home Loan Bank, 3%, 12/10/2021	20,500,000	21,051,615

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 6.35%, 4/01/2021	$5,429	$5,466
Small Business Administration, 6.34%, 5/01/2021	8,635	8,725
Small Business Administration, 6.44%, 6/01/2021	10,227	10,378
Small Business Administration, 6.625%, 7/01/2021	25,103	25,286
Small Business Administration, 6.07%, 3/01/2022	24,230	24,633
Small Business Administration, 4.98%, 11/01/2023	42,164	44,131
Small Business Administration, 4.77%, 4/01/2024	121,316	126,661
Small Business Administration, 5.52%, 6/01/2024	55,902	59,220
Small Business Administration, 4.99%, 9/01/2024	10,774	11,283
Small Business Administration, 5.11%, 4/01/2025	83,240	87,937
Small Business Administration, 2.21%, 2/01/2033	628,150	650,491
Small Business Administration, 2.22%, 3/01/2033	1,031,962	1,069,127
Small Business Administration, 3.15%, 7/01/2033	930,456	993,148
Small Business Administration, 3.16%, 8/01/2033	521,689	557,243
Small Business Administration, 3.62%, 9/01/2033	340,582	374,402
Tennessee Valley Authority, 0.75%, 5/15/2025	707,000	715,910

		$32,190,471

U.S. Treasury Obligations – 22.2%
U.S. Treasury Bonds, 7.875%, 2/15/2021	$177,000	$178,559
U.S. Treasury Bonds, 6.25%, 8/15/2023	2,891,000	3,353,108
U.S. Treasury Bonds, 6%, 2/15/2026	2,699,000	3,471,167
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	2,514,137
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	449,332
U.S. Treasury Bonds, 4.5%, 8/15/2039	1,287,500	1,967,360
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	10,706,686
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,519,500	17,062,032
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	21,059,000	25,066,791
U.S. Treasury Bonds, 2.875%, 11/15/2046	2,917,000	3,719,631
U.S. Treasury Bonds, TIPS, 0.375%, 1/15/2027	5,928,340	6,613,661
U.S. Treasury Notes, 1.5%, 9/15/2022	2,500,000	2,558,301
U.S. Treasury Notes, 0.125%, 9/30/2022	8,770,000	8,770,000
U.S. Treasury Notes, 2.5%, 5/15/2024	5,385,000	5,802,127
U.S. Treasury Notes, 2%, 8/15/2025	438,000	471,688
U.S. Treasury Notes, 2.625%, 12/31/2025	2,800,000	3,113,141
U.S. Treasury Notes, 1.5%, 2/15/2030	3,800,000	4,017,758

		$99,835,479

Total Bonds (Identified Cost, $400,993,959)		$430,811,778

9

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 8.1%
Money Market Funds – 8.1%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $36,456,029)	36,456,029	$36,456,029

OTHER ASSETS, LESS LIABILITIES – (3.7)%		(16,659,090)

NET ASSETS – 100.0%		$450,608,717

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $36,456,029 and $430,811,778, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,907,914, representing 2.4% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal

AID	U.S. Agency for International Development

BAM	Build America Mutual

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

TBA	To Be Announced

TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

Derivative Contracts at 12/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	22,034,485	JPY	2,290,000,000	Goldman Sachs International	1/07/2021	$(144,231)
USD	22,001,703	JPY	2,289,000,000	State Street Bank Corp.	1/07/2021	(167,328)

						$(311,559)

10

MFS Government Securities Portfolio

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	102	$17,665,125	March - 2021	$109,593
U.S. Treasury Note 10 yr	Long	USD	276	38,109,563	March - 2021	64,481
U.S. Treasury Note 2 yr	Long	USD	29	$6,408,320	March - 2021	$5,335
U.S. Treasury Ultra Bond	Short	USD	2	427,125	March - 2021	2,165

						$181,574

At December 31, 2020, the fund had liquid securities with an aggregate value of $242,823 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $400,993,959)	$430,811,778
Investments in affiliated issuers, at value (identified cost, $36,456,029)	36,456,029
Foreign currency, at value (identified cost, $43,999,246)	44,346,521
Receivables for
TBA sale commitments	3,731,631
Fund shares sold	72,189
Interest	1,576,853
Other assets	2,436
Total assets	$516,997,437

Liabilities
Payables for
Forward foreign currency exchange contracts	$311,559
Net daily variation margin on open futures contracts	5,745
TBA purchase commitments	65,760,987
Fund shares reacquired	217,675
Payable to affiliates
Investment adviser	11,802
Administrative services fee	348
Shareholder servicing costs	33
Distribution and/or service fees	2,188
Payable for independent Trustees’ compensation	196
Accrued expenses and other liabilities	78,187
Total liabilities	$66,388,720
Net assets	$450,608,717

Net assets consist of
Paid-in capital	$439,118,903
Total distributable earnings (loss)	11,489,814
Net assets	$450,608,717
Shares of beneficial interest outstanding	35,096,592

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$290,412,932	22,574,155	$12.86
Service Class	160,195,785	12,522,437	12.79

See Notes to Financial Statements

12

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Interest	$11,767,346
Dividends from affiliated issuers	91,710
Other	2,469
Total investment income	$11,861,525
Expenses
Management fee	$2,424,083
Distribution and/or service fees	386,536
Shareholder servicing costs	6,816
Administrative services fee	69,015
Independent Trustees’ compensation	8,607
Custodian fee	26,646
Shareholder communications	25,481
Audit and tax fees	65,163
Legal fees	3,551
Miscellaneous	56,056
Total expenses	$3,071,954
Reduction of expenses by investment adviser	(121,657)
Net expenses	$2,950,297
Net investment income (loss)	$8,911,228

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,415,408
Affiliated issuers	(2,771)
Futures contracts	(697,714)
Forward foreign currency exchange contracts	32,462
Net realized gain (loss)	$3,747,385
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$14,548,476
Futures contracts	41,153
Forward foreign currency exchange contracts	(347,839)
Translation of assets and liabilities in foreign currencies	351,088
Net unrealized gain (loss)	$14,592,878
Net realized and unrealized gain (loss)	$18,340,263
Change in net assets from operations	$27,251,491

See Notes to Financial Statements

13

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$8,911,228	$11,546,125
Net realized gain (loss)	3,747,385	(695,586)
Net unrealized gain (loss)	14,592,878	19,235,236
Change in net assets from operations	$27,251,491	$30,085,775
Total distributions to shareholders	$(12,348,081)	$(13,609,001)
Change in net assets from fund share transactions	$(26,909,816)	$(36,187,602)
Total change in net assets	$(12,006,406)	$(19,710,828)

Net assets
At beginning of period	462,615,123	482,325,951
At end of period	$450,608,717	$462,615,123
See Notes to Financial Statements

14

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$12.45	$12.04	$12.39	$12.51	$12.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.31	$0.30	$0.31	$0.31	(c)
Net realized and unrealized gain (loss)	0.52	0.48	(0.25)	(0.03)	(0.17)
Total from investment operations	$0.79	$0.79	$0.05	$0.28	$0.14

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.38)	$(0.40)	$(0.40)	$(0.35)
Net asset value, end of period (x)	$12.86	$12.45	$12.04	$12.39	$12.51
Total return (%) (k)(r)(s)(x)	6.38	6.53	0.47	2.22	1.04	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.60	0.60	0.60	0.57	(c)
Expenses after expense reductions (f)	0.58	0.58	0.59	0.60	0.56	(c)
Net investment income (loss)	2.11	2.53	2.45	2.45	2.40	(c)
Portfolio turnover	154	47	35	24	48
Net assets at end of period (000 omitted)	$290,413	$298,414	$310,387	$364,445	$388,457

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$12.38	$11.96	$12.31	$12.42	$12.64

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.28	$0.26	$0.27	$0.28	(c)
Net realized and unrealized gain (loss)	0.52	0.48	(0.24)	(0.02)	(0.18)
Total from investment operations	$0.76	$0.76	$0.02	$0.25	$0.10

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.34)	$(0.37)	$(0.36)	$(0.32)
Net asset value, end of period (x)	$12.79	$12.38	$11.96	$12.31	$12.42
Total return (%) (k)(r)(s)(x)	6.12	6.35	0.17	2.03	0.68	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.85	0.85	0.85	0.82	(c)
Expenses after expense reductions (f)	0.83	0.83	0.84	0.85	0.81	(c)
Net investment income (loss)	1.86	2.27	2.20	2.20	2.15	(c)
Portfolio turnover	154	47	35	24	48
Net assets at end of period (000 omitted)	$160,196	$164,201	$171,938	$212,050	$236,831

See Notes to Financial Statements

15

MFS Government Securities Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

16

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$132,025,950	$—	$132,025,950
Non-U.S. Sovereign Debt	—	1,618,404	—	1,618,404
Municipal Bonds	—	14,195,731	—	14,195,731
U.S. Corporate Bonds	—	5,574,526	—	5,574,526
Residential Mortgage-Backed Securities	—	254,513,961	—	254,513,961
Commercial Mortgage-Backed Securities	—	14,096,394	—	14,096,394
Asset-Backed Securities (including CDOs)	—	6,632,691	—	6,632,691
Foreign Bonds	—	2,154,121	—	2,154,121
Mutual Funds	36,456,029	—	—	36,456,029
Total	$36,456,029	$430,811,778	$—	$467,267,807

Other Financial Instruments
Futures Contracts – Assets	$181,574	$—	$—	$181,574
Forward Foreign Currency Exchange Contracts – Liabilities	—	(311,559)	—	(311,559)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$181,574	$—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	(311,559)
Total		$181,574	$(311,559)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(697,714)	$—
Foreign Exchange	—	32,462
Total	$(697,714)	$32,462

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$41,153	$—
Foreign Exchange	—	(347,839)
Total	$41,153	$(347,839)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

19

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated.

20

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$12,348,081	$13,609,001

21

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$440,295,463
Gross appreciation	27,183,358
Gross depreciation	(340,999)
Net unrealized appreciation (depreciation)	$26,842,359

Undistributed ordinary income	9,419,231
Capital loss carryforwards	(25,119,051)
Other temporary differences	347,275

As of December 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(4,330,533)
Long-Term	(20,788,518)
Total	$(25,119,051)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$8,352,164	$9,062,869
Service Class	3,995,917	4,546,132
Total	$12,348,081	$13,609,001

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $48,401, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.58% of average daily net assets for the Initial Class shares and 0.83% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $73,256, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

22

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $6,270, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $546.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$648,723,111	$684,548,469
Non-U.S. Government securities	21,912,095	34,073,271

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,525,329	$33,014,801	537,053	$6,670,977
Service Class	2,337,906	30,171,357	1,006,833	12,339,768
	4,863,235	$63,186,158	1,543,886	$19,010,745

Shares issued to shareholders in reinvestment of distributions
Initial Class	649,974	$8,352,164	720,419	$9,062,869
Service Class	312,425	3,995,917	363,110	4,546,132
	962,399	$12,348,081	1,083,529	$13,609,001

Shares reacquired
Initial Class	(4,567,529)	$(58,895,260)	(3,080,526)	$(38,269,007)
Service Class	(3,392,174)	(43,548,795)	(2,477,843)	(30,538,341)
	(7,959,703)	$(102,444,055)	(5,558,369)	$(68,807,348)

Net change
Initial Class	(1,392,226)	$(17,528,295)	(1,823,054)	$(22,535,161)
Service Class	(741,843)	(9,381,521)	(1,107,900)	(13,652,441)
	(2,134,069)	$(26,909,816)	(2,930,954)	$(36,187,602)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 30% and 9%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of

23

MFS Government Securities Portfolio

Notes to Financial Statements – continued

credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $2,445 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,152,047	$193,622,086	$163,315,333	$(2,771)	$—	$36,456,029

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$91,710	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

24

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

25

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

26

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

27

MFS Government Securities Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Geoffrey Schechter Jake Stone

28

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Government Securities Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

29

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

30

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

31

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

Annual Report

December 31, 2020

MFS® High Yield Portfolio

MFS® Variable Insurance Trust II

HYS-ANN

MFS® High Yield Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.5%
Medical & Health Technology & Services	6.5%
Gaming & Lodging	5.6%
Building	4.9%
Telecommunications – Wireless	4.6%

Composition including fixed income credit quality (a)(i)
BBB	0.9%
BB	46.1%
B	31.6%
CCC	15.7%
C	0.3%
D (o)	0.0%
Not Rated	0.3%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	4.9%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	2.7
Average Effective Maturity (m)	3.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS High Yield Portfolio (fund) provided a total return of 5.09%, while Service Class shares of the fund provided a total return of 4.85%. These compare with a return of 7.05% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s bond selection within the energy, consumer non-cyclicals and technology sectors held back relative performance.

From a quality perspective, security selection within BB rated (r) bonds, and a greater exposure to D rated bonds, weakened relative results.

The fund’s shorter duration (d) stance also hindered relative returns as interest rates generally fell throughout the reporting period.

Top individual detractors for the reporting period included the fund’s overweight exposures to commercial finance services provider Global Aircraft Leasing (financial institutions), petroleum refining company PBF Holding (energy) and crude petroleum and natural gas extraction company Callon Petroleum (h) (energy).

Contributors to Performance

An underweight exposure to the communications, consumer cyclicals and transportation sectors supported relative performance. Additionally, a greater-than-benchmark exposure to the basic industry sector also helped in relative terms.

The fund’s yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative strength.

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

3

MFS High Yield Portfolio

Management Review – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Ratings Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the four agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	5.09%	7.26%	5.94%
Service Class	8/24/01	4.85%	7.00%	5.66%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		7.05%	8.57%	6.79%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS High Yield Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.72%	$1,000.00	$1,090.91	$3.78
	Hypothetical (h)	0.72%	$1,000.00	$1,021.52	$3.66
Service Class	Actual	0.97%	$1,000.00	$1,090.99	$5.10
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 92.8%
Aerospace – 2.4%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$1,603,000	$1,486,782
Bombardier, Inc., 7.875%, 4/15/2027 (n)	800,000	735,552
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	1,070,000	1,037,900
Moog, Inc., 4.25%, 12/15/2027 (n)	1,295,000	1,343,563
TransDigm, Inc., 6.5%, 7/15/2024	760,000	773,467
TransDigm, Inc., 6.25%, 3/15/2026 (n)	1,160,000	1,235,400
TransDigm, Inc., 6.375%, 6/15/2026	985,000	1,019,475
TransDigm, Inc., 5.5%, 11/15/2027	695,000	730,654

		$8,362,793

Asset-Backed & Securitized – 0.0%
CWCapital Cobalt Ltd., CDO, “F”, FLR, 2.291%, (0% cash or 2.291% PIK), (LIBOR - 3mo. + 1.3%), 4/26/2050 (a)(n)(p)	$1,269,382	$127

Automotive – 2.0%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)	$960,000	$986,400
Adient U.S. LLC, 7%, 5/15/2026 (n)	90,000	97,894
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	655,000	725,413
Dana, Inc., 5.5%, 12/15/2024	130,000	132,600
Dana, Inc., 5.375%, 11/15/2027	726,000	769,560
Dana, Inc., 5.625%, 6/15/2028	247,000	265,952
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	1,295,000	1,372,700
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	690,000	710,031
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	1,265,000	1,374,308
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)	480,000	531,600

		$6,966,458

Broadcasting – 2.8%
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	$480,000	$478,800
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026 (n)	325,000	264,063
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	640,000	684,800
iHeartCommunications, Inc., 8.375%, 5/01/2027	545,000	581,711
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	300,000	314,250
Netflix, Inc., 5.875%, 2/15/2025	1,740,000	2,001,870
Netflix, Inc., 3.625%, 6/15/2025 (n)	750,000	803,055
Netflix, Inc., 5.875%, 11/15/2028	1,010,000	1,210,737
Netflix, Inc., 5.375%, 11/15/2029 (n)	280,000	330,050
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	1,295,000	1,387,269
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	1,755,000	1,865,161

		$9,921,766

Issuer	Shares/Par	Value ($)
BONDS – continued
Brokerage & Asset Managers – 0.5%
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	$1,730,000	$1,790,550

Building – 4.9%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$1,145,000	$1,186,506
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	1,440,000	1,490,400
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	1,323,000	1,354,421
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	490,000	501,025
Core & Main LP, 6.125%, 8/15/2025 (n)	953,000	985,164
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	835,000	878,837
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)	245,000	260,313
CP Atlas Buyer, Inc., 7%, 12/01/2028 (n)	401,000	416,038
Interface, Inc., 5.5%, 12/01/2028 (n)	800,000	842,000
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	810,000	826,200
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	685,000	726,100
LBM Acquisition LLC, 6.25%, 1/15/2029 (n)	605,000	629,400
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	1,122,000	1,150,050
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	649,000	710,655
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	1,095,000	1,193,550
Specialty Building Products Holdings LLC, 6.375%, 9/30/2026 (n)	680,000	720,623
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	805,000	842,702
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	1,052,000	1,125,356
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	510,000	512,550
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	640,000	682,400

		$17,034,290

Business Services – 2.3%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$1,175,000	$1,208,781
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	160,000	167,000
CDK Global, Inc., 4.875%, 6/01/2027	1,350,000	1,424,250
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	405,000	427,392
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)	486,000	524,880
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	955,000	997,975
MSCI, Inc., 4.75%, 8/01/2026 (n)	840,000	875,692
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	520,000	567,450

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Business Services – continued
Switch, Ltd., 3.75%, 9/15/2028 (n)	$864,000	$876,960
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	855,000	926,606

		$7,996,986

Cable TV – 8.3%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	$3,020,000	$3,116,187
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	2,030,000	2,108,662
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	2,690,000	2,902,510
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	810,000	859,613
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	1,340,000	1,393,600
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	3,660,000	3,879,600
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	810,000	887,963
DISH DBS Corp., 5.875%, 11/15/2024	1,050,000	1,100,962
DISH DBS Corp., 7.75%, 7/01/2026	1,055,000	1,181,051
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	910,000	616,525
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	440,000	316,800
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	980,000	1,054,725
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	1,585,000	1,642,456
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	800,000	880,250
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	1,800,000	1,919,700
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	975,000	1,018,875
Videotron Ltd., 5.375%, 6/15/2024 (n)	290,000	319,725
Videotron Ltd., 5.125%, 4/15/2027 (n)	2,200,000	2,334,750
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	1,515,000	1,598,779

		$29,132,733

Chemicals – 1.4%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$534,000	$568,042
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	1,085,000	1,099,919
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	817,000	840,489
Ingevity Corp., 3.875%, 11/01/2028 (n)	1,020,000	1,027,650
SPCM S.A., 4.875%, 9/15/2025 (n)	655,000	675,469
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	620,000	658,750

		$4,870,319

Computer Software – 0.9%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$1,555,000	$1,623,031
PTC, Inc., 3.625%, 2/15/2025 (n)	1,105,000	1,135,976
PTC, Inc., 4%, 2/15/2028 (n)	540,000	565,988

		$3,324,995

Issuer	Shares/Par	Value ($)
BONDS – continued
Computer Software – Systems – 1.5%
BY Crown Parent LLC, 4.25%, 1/31/2026 (n)	$327,000	$335,175
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	2,075,000	2,360,312
Fair Isaac Corp., 4%, 6/15/2028 (n)	250,000	263,125
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	880,000	895,400
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	1,445,000	1,543,289

		$5,397,301

Conglomerates – 4.2%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$1,405,000	$1,492,812
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	1,745,000	1,812,619
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	348,000	362,355
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	1,120,000	1,195,600
EnerSys, 5%, 4/30/2023 (n)	1,480,000	1,548,450
EnerSys, 4.375%, 12/15/2027 (n)	295,000	311,963
Gates Global LLC, 6.25%, 1/15/2026 (n)	1,130,000	1,186,500
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	715,000	793,650
Griffon Corp., 5.75%, 3/01/2028	1,195,000	1,264,238
MTS Systems Corp., 5.75%, 8/15/2027 (n)	695,000	754,214
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	1,030,000	1,112,400
TriMas Corp., 4.875%, 10/15/2025 (n)	2,525,000	2,588,125
WESCO Distribution, Inc., 7.125%, 6/15/2025 (n)	416,000	457,529

		$14,880,455

Construction – 2.2%
Empire Communities Corp., 7%, 12/15/2025 (n)	$645,000	$679,740
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	510,000	539,325
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	780,000	826,800
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	1,025,000	1,060,875
Taylor Morrison Communities, Inc., 5.875%, 6/15/2027 (n)	330,000	373,996
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	330,000	369,600
Toll Brothers Finance Corp., 4.875%, 11/15/2025	815,000	914,837
Toll Brothers Finance Corp., 4.35%, 2/15/2028	1,415,000	1,570,650
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	1,228,000	1,283,260

		$7,619,083

Consumer Products – 1.3%
Coty, Inc., 6.5%, 4/15/2026 (n)	$1,005,000	$977,282
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)	810,000	838,771

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Consumer Products – continued
Mattel, Inc., 6.75%, 12/31/2025 (n)	$980,000	$1,034,361
Mattel, Inc., 5.875%, 12/15/2027 (n)	546,000	606,742
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	915,000	975,619

		$4,432,775

Consumer Services – 2.2%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$320,000	$341,216
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	885,000	964,650
ANGI Group LLC, 3.875%, 8/15/2028 (n)	830,000	844,724
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	800,000	853,000
Garda World Security Corp., 4.625%, 2/15/2027 (n)	350,000	353,500
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	708,000	784,110
Match Group, Inc., 5%, 12/15/2027 (n)	960,000	1,020,327
Match Group, Inc., 4.625%, 6/01/2028 (n)	1,250,000	1,310,156
Realogy Group LLC, 9.375%, 4/01/2027 (n)	1,220,000	1,351,150

		$7,822,833

Containers – 3.7%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$960,000	$1,024,800
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	1,320,000	1,385,749
Berry Global Group, Inc., 4.875%, 7/15/2026 (n)	735,000	789,529
Berry Global Group, Inc., 5.625%, 7/15/2027 (n)	515,000	553,786
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.5%, 1/15/2023	892,000	941,176
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	1,685,000	1,857,123
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	610,000	632,875
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	895,000	908,425
Greif, Inc., 6.5%, 3/01/2027 (n)	270,000	285,525
Reynolds Group, 4%, 10/15/2027 (n)	1,225,000	1,255,625
Silgan Holdings, Inc., 4.75%, 3/15/2025	1,235,000	1,255,069
Silgan Holdings, Inc., 4.125%, 2/01/2028	740,000	768,675
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	1,155,000	1,264,725

		$12,923,082

Electrical Equipment – 0.5%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$611,000	$624,747
CommScope Technologies LLC, 5%, 3/15/2027 (n)	1,010,000	999,900

		$1,624,647

Issuer	Shares/Par	Value ($)
BONDS – continued
Electronics – 1.6%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$240,000	$243,000
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	570,000	638,400
Entegris, Inc., 4.625%, 2/10/2026 (n)	1,320,000	1,369,500
Entegris, Inc., 4.375%, 4/15/2028 (n)	455,000	484,575
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	745,000	832,567
Sensata Technologies B.V., 5%, 10/01/2025 (n)	1,615,000	1,796,688
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	385,000	414,356

		$5,779,086

Energy – Independent – 3.1%
Apache Corp., 4.875%, 11/15/2027	$327,000	$346,620
Apache Corp., 4.375%, 10/15/2028	1,350,000	1,405,323
CNX Resources Corp., 6%, 1/15/2029 (n)	720,000	737,629
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	870,000	887,400
EQT Corp., 5%, 1/15/2029	390,000	411,185
Laredo Petroleum, Inc., 10.125%, 1/15/2028	600,000	510,000
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	838,000	940,655
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	760,000	773,300
Murphy Oil Corp., 6.875%, 8/15/2024	285,000	290,045
Newfield Exploration Co., 5.375%, 1/01/2026	390,000	418,443
Occidental Petroleum Corp., 5.875%, 9/01/2025	795,000	846,675
Occidental Petroleum Corp., 5.5%, 12/01/2025	565,000	589,075
Ovintiv, Inc., 6.5%, 8/15/2034	310,000	358,769
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	485,000	530,832
Range Resources Corp., 9.25%, 2/01/2026	245,000	256,025
Southwestern Energy Co., 6.45%, 1/23/2025	462,400	479,740
Southwestern Energy Co., 7.5%, 4/01/2026	755,900	792,939
Southwestern Energy Co., 7.75%, 10/01/2027	205,000	221,339

		$10,795,994

Entertainment – 1.9%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$400,000	$435,796
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.5%, 5/01/2025 (n)	325,000	338,813
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	570,000	582,825
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	1,143,000	1,171,575

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Entertainment – continued
Merlin Entertainments, 5.75%, 6/15/2026 (n)	$645,000	$677,056
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	425,000	403,750
NCL Corp. Ltd., 10.25%, 2/01/2026 (n)	498,000	582,660
NCL Corp. Ltd. , 5.875%, 3/15/2026 (n)	565,000	595,369
Royal Caribbean Cruises Ltd., 10.875%, 6/01/2023 (n)	490,000	557,561
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	960,000	962,774
Six Flags Entertainment Corp., 7%, 7/01/2025 (n)	360,000	388,800

		$6,696,979

Financial Institutions – 3.0%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$635,000	$463,550
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	750,000	802,283
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	611,000	645,224
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	1,165,000	1,211,600
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	645,000	682,217
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	2,416,535	2,156,757
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	720,000	764,100
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030 (n)	255,000	266,531
OneMain Finance Corp., 4%, 9/15/2030	320,000	332,035
OneMain Financial Corp., 6.875%, 3/15/2025	625,000	725,781
OneMain Financial Corp., 7.125%, 3/15/2026	490,000	579,425
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	855,000	932,367
Springleaf Finance Corp., 8.875%, 6/01/2025	509,000	575,806
Springleaf Finance Corp., 5.375%, 11/15/2029	410,000	461,250

		$10,598,926

Food & Beverages – 2.5%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$1,120,000	$1,197,000
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	1,820,000	2,044,770
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	570,000	654,793
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	1,485,000	1,548,113
Lamb Weston Holdings, Inc., 4.875%, 5/15/2028 (n)	265,000	295,806
Performance Food Group Co., 5.5%, 10/15/2027 (n)	1,110,000	1,171,050

Issuer	Shares/Par	Value ($)
BONDS – continued
Food & Beverages – continued
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	$805,000	$857,325
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	805,000	846,828

		$8,615,685

Gaming & Lodging – 5.5%
Boyd Gaming Corp., 6.375%, 4/01/2026	$425,000	$441,494
Boyd Gaming Corp., 4.75%, 12/01/2027	710,000	737,512
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025 (n)	965,000	975,219
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	725,000	761,250
Churchill Downs, Inc., 5.5%, 4/01/2027 (n)	485,000	513,494
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)	470,000	498,001
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)	857,000	948,718
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	1,210,000	1,249,325
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	1,070,000	1,115,678
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	970,000	1,038,870
MGM Growth Properties LLC, 5.75%, 2/01/2027	415,000	465,576
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	708,000	723,930
MGM Resorts International, 6.75%, 5/01/2025	980,000	1,060,752
Scientific Games Corp., 8.25%, 3/15/2026 (n)	615,000	662,724
Scientific Games International, Inc., 7%, 5/15/2028 (n)	465,000	499,973
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	905,000	938,621
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	1,200,000	1,227,000
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	200,000	207,810
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	1,580,000	1,635,300
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	1,090,000	1,139,508
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 5.25%, 5/15/2027 (n)	370,000	381,378
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	575,000	598,000
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	1,028,000	1,077,401
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	445,000	466,138

		$19,363,672

Industrial – 0.3%
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	$973,000	$1,007,055

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Property & Casualty – 1.3%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)	$805,000	$838,045
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	1,250,000	1,337,500
AssuredPartners, Inc., 7%, 8/15/2025 (n)	330,000	342,029
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	310,000	323,563
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	320,000	347,504
Hub International Ltd., 7%, 5/01/2026 (n)	1,355,000	1,417,045

		$4,605,686

Machinery & Tools – 0.2%
Clark Equipment Co., 5.875%, 6/01/2025 (n)	$819,000	$864,045

Major Banks – 1.0%
Barclays PLC, 7.875%, 12/29/2049	$1,110,000	$1,162,725
Credit Suisse Group AG, 7.25%, 12/31/2099 (n)	1,045,000	1,175,869
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	1,095,000	1,235,708

		$3,574,302

Medical & Health Technology & Services – 6.2%
Acadia Healthcare Co., Inc., 5%, 4/15/2029 (n)	$810,000	$864,675
AdaptHealth LLC, 4.625%, 8/01/2029 (n)	240,000	246,600
Akumin, Inc., 7%, 11/01/2025 (n)	640,000	672,000
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	1,454,000	1,537,605
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	610,000	674,050
Change Healthcare Holdings,
Inc./Change Healthcare Finance, Inc., 5.75%, 3/01/2025 (n)	725,000	739,500
CHS/Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	1,415,000	1,489,259
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	190,000	206,150
DaVita, Inc., 4.625%, 6/01/2030 (n)	652,000	691,120
DaVita, Inc., 3.75%, 2/15/2031 (n)	624,000	633,585
Encompass Health Corp., 5.75%, 9/15/2025	695,000	717,588
HCA, Inc., 5.375%, 2/01/2025	2,610,000	2,935,023
HCA, Inc., 5.875%, 2/15/2026	1,500,000	1,725,000
HCA, Inc., 5.625%, 9/01/2028	320,000	378,000
HCA, Inc., 3.5%, 9/01/2030	950,000	1,008,920
HealthSouth Corp., 5.125%, 3/15/2023	1,010,000	1,011,475
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	680,000	702,100
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	1,200,000	1,257,000
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	1,910,000	2,030,378
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)	380,000	385,700
LifePoint Health, Inc., 5.375%, 1/15/2029 (n)	280,000	279,804

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	$1,205,000	$1,328,512
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	391,000	392,081

		$21,906,125

Medical Equipment – 1.1%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$1,295,000	$1,368,096
Teleflex, Inc., 4.875%, 6/01/2026	670,000	697,665
Teleflex, Inc., 4.625%, 11/15/2027	1,510,000	1,622,812

		$3,688,573

Metals & Mining – 4.0%
Arconic Corp., 6%, 5/15/2025 (n)	$935,000	$998,113
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	1,080,000	1,169,100
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/2029 (n)	845,000	912,600
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	960,000	1,040,755
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	200,000	208,500
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	678,000	735,630
Freeport-McMoRan, Inc., 5%, 9/01/2027	1,015,000	1,078,437
Freeport-McMoRan, Inc., 4.375%, 8/01/2028	655,000	695,938
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	920,000	1,023,500
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	471,000	477,495
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	1,075,000	1,091,125
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	1,320,000	1,369,500
Novelis Corp., 5.875%, 9/30/2026 (n)	1,480,000	1,546,600
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(n)	200,000	78,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	590,000	585,693
TMS International Corp., 7.25%, 8/15/2025 (n)	1,020,000	1,035,300

		$14,046,286

Midstream – 4.2%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$2,370,000	$2,432,213
Cheniere Energy Partners LP, 4.5%, 10/01/2029	314,000	332,143
EnLink Midstream Partners LP, 4.85%, 7/15/2026	640,000	620,800
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	712,000	727,297
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	248,000	271,560
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	240,000	270,249

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
EQM Midstream Partners LP, 5.5%, 7/15/2028	$1,965,000	$2,147,450
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	290,000	282,025
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	825,500	775,367
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027	80,000	79,600
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	1,205,000	1,244,524
NuStar Logistics, LP, 5.75%, 10/01/2025	1,027,000	1,093,755
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	1,045,000	1,097,637
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	685,000	771,481
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031 (n)	400,000	434,000
Western Midstream Operating LP, 5.05%, 2/01/2030	1,430,000	1,590,875
Western Midstream Operation LP, 4.65%, 7/01/2026	590,000	619,140

		$14,790,116

Municipals – 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$465,000	$476,625

Network & Telecom – 0.5%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$655,000	$706,660
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)	835,000	883,012

		$1,589,672

Oil Services – 0.1%
Diamond Offshore Drill Co., 5.7%, 10/15/2039 (a)(d)	$910,000	$111,475
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	530,000	318,000

		$429,475

Oils – 0.2%
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	$620,000	$401,905
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	675,000	385,594

		$787,499

Personal Computers & Peripherals – 0.3%
NCR Corp., 5%, 10/01/2028 (n)	$1,055,000	$1,113,025

Issuer	Shares/Par	Value ($)
BONDS – continued
Pharmaceuticals – 2.0%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$2,870,000	$2,957,994
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	785,000	808,974
Bausch Health Cos., Inc., 5%, 2/15/2029 (n)	240,000	246,768
Emergent BioSolutions, Inc., 3.875%, 8/15/2028 (n)	1,109,000	1,148,369
Jaguar Holding Co. II/Pharmaceutical Development LLC, 5%, 6/15/2028 (n)	1,041,000	1,111,268
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	575,000	623,875

		$6,897,248

Pollution Control – 0.9%
GFL Environmental, Inc., 3.75%, 8/01/2025 (n)	$325,000	$331,500
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	480,000	532,800
GFL Environmental, Inc., 4%, 8/01/2028 (n)	560,000	564,200
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)	645,000	658,035
Stericycle, Inc., 3.875%, 1/15/2029 (n)	880,000	904,200

		$2,990,735

Precious Metals & Minerals – 0.2%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$835,000	$847,525

Printing & Publishing – 0.6%
Cimpress N.V., 7%, 6/15/2026 (n)	$1,255,000	$1,319,319
Meredith Corp., 6.875%, 2/01/2026	900,000	877,500

		$2,196,819

Railroad & Shipping – 0.3%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$968,000	$1,047,860

Real Estate – Healthcare – 0.5%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$740,000	$774,780
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	960,000	1,021,200

		$1,795,980

Real Estate – Other – 0.5%
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)	$710,000	$756,150
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	846,000	875,610

		$1,631,760

Restaurants – 0.3%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$1,135,000	$1,126,851

Retailers – 0.6%
L Brands, Inc., 5.25%, 2/01/2028	$1,650,000	$1,720,125
L Brands, Inc., 6.625%, 10/01/2030 (n)	405,000	450,562

		$2,170,687

13

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Specialty Chemicals – 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$1,040,000	$1,098,500

Specialty Stores – 0.9%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$1,183,000	$1,219,413
Penske Automotive Group Co., 5.5%, 5/15/2026	720,000	747,900
PetSmart, Inc., 7.125%, 3/15/2023 (n)	865,000	864,697
PetSmart, Inc., 8.875%, 6/01/2025 (n)	290,000	297,859

		$3,129,869

Supermarkets – 0.4%
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	$119,000	$122,570
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	1,245,000	1,324,369
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	80,000	87,055

		$1,533,994

Telecommunications – Wireless – 4.5%
Altice France S.A., 7.375%, 5/01/2026 (n)	$1,425,000	$1,499,812
Altice France S.A., 8.125%, 2/01/2027 (n)	1,085,000	1,196,223
Altice France S.A., 5.5%, 1/15/2028 (n)	405,000	423,432
Altice France S.A., 6%, 2/15/2028 (n)	975,000	987,412
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	730,000	766,500
SBA Communications Corp., 4.875%, 9/01/2024	1,710,000	1,753,998
SBA Communications Corp., 3.875%, 2/15/2027	754,000	791,700
Sprint Capital Corp., 6.875%, 11/15/2028	1,700,000	2,241,416
Sprint Corp., 7.125%, 6/15/2024	410,000	479,450
Sprint Corp., 7.625%, 3/01/2026	2,450,000	3,040,928
T-Mobile USA, Inc., 6.5%, 1/15/2026	720,000	745,200
T-Mobile USA, Inc., 5.375%, 4/15/2027	1,660,000	1,790,576

		$15,716,647

Tobacco – 0.3%
Vector Group Ltd., 6.125%, 2/01/2025 (n)	$475,000	$482,966
Vector Group Ltd., 10.5%, 11/01/2026 (n)	495,000	533,981

		$1,016,947

Utilities – Electric Power – 2.3%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	$2,335,000	$2,457,587
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	465,000	498,713
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	146,000	156,220
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	640,000	716,333

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	$768,000	$821,760
PG&E Corp., 5%, 7/01/2028	1,350,000	1,437,750
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	650,000	664,625
TerraForm Power Operating Co., 5%, 1/31/2028 (n)	1,270,000	1,427,035

		$8,180,023

Total Bonds (Identified Cost, $314,851,969)		$326,211,464

FLOATING RATE LOANS (r) – 0.7%
Broadcasting – 0.1%
Nexstar Broadcasting, Inc., Term Loan B4, 2.904%, 9/18/2026	$289,883	$287,628

Cable TV – 0.1%
CSC Holdings LLC, Term Loan B5, 2.658%, 4/15/2027	$333,480	$330,145

Chemicals – 0.1%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 2.003%, 6/01/2024	$275,831	$273,246
Element Solutions, Inc., Term Loan B1, 2.146%, 1/31/2026	331,800	328,067

		$601,313

Computer Software – Systems – 0.1%
SS&C Technologies, Inc., Term Loan B5, 1.896%, 4/16/2025	$331,673	$327,895

Medical & Health Technology & Services – 0.2%
DaVita Healthcare Partners, Inc., Term Loan B, 1.896%, 8/12/2026	$331,808	$328,767
Jaguar Holding Co. II, Term Loan, 3.5%, 8/18/2022	331,614	331,116

		$659,883

Pharmaceuticals – 0.1%
Bausch Health Companies, Inc., Term Loan B, 2.898%, 11/27/2025	$288,000	$285,120

Total Floating Rate Loans (Identified Cost, $2,520,828)		$2,491,984

COMMON STOCKS – 0.2%
Construction – 0.1%
ICA Tenedora, S.A. de C.V. (a)	147,380	$303,646

Oil Services – 0.1%
LTRI Holdings LP (a)(u)	1,115	$315,010

Total Common Stocks (Identified Cost, $449,400)		$618,656

14

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Forest & Paper Products – 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	670	$0
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	670	0

Total Warrants (Identified Cost, $0)				$0

INVESTMENT COMPANIES (h) – 4.4%
Money Market Funds – 4.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $15,435,526)			15,433,544	$15,433,544

OTHER ASSETS, LESS LIABILITIES – 1.9%				6,536,617

NET ASSETS – 100.0%				$351,292,265

(a)	Non-income producing security.

(d)	In default.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $15,433,544 and $329,322,104, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $241,501,209, representing 68.7% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.

(r)	The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $317,822,197)	$329,322,104
Investments in affiliated issuers, at value (identified cost, $15,435,526)	15,433,544
Cash	1,696,195
Receivables for
Investments sold	663,418
Fund shares sold	37,138
Interest	4,762,178
Receivable from investment adviser	973
Other assets	2,036
Total assets	$351,917,586

Liabilities
Payables for
Investments purchased	$400,000
Fund shares reacquired	126,740
Payable to affiliates
Administrative services fee	285
Shareholder servicing costs	59
Distribution and/or service fees	562
Payable for independent Trustees’ compensation	170
Accrued expenses and other liabilities	97,505
Total liabilities	$625,321
Net assets	$351,292,265

Net assets consist of
Paid-in capital	$369,987,027
Total distributable earnings (loss)	(18,694,762)
Net assets	$351,292,265
Shares of beneficial interest outstanding	61,926,441

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$310,121,238	54,588,057	$5.68
Service Class	41,171,027	7,338,384	5.61

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Interest	$17,638,410
Dividends from affiliated issuers	45,338
Other	41,960
Dividends	37,620
Total investment income	$17,763,328
Expenses
Management fee	$2,381,264
Distribution and/or service fees	100,059
Shareholder servicing costs	11,887
Administrative services fee	55,744
Independent Trustees’ compensation	8,506
Custodian fee	21,750
Shareholder communications	46,793
Audit and tax fees	81,788
Legal fees	1,527
Miscellaneous	41,855
Total expenses	$2,751,173
Reduction of expenses by investment adviser	(198,828)
Net expenses	$2,552,345
Net investment income (loss)	$15,210,983

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(2,132,194)
Affiliated issuers	(673)
Futures contracts	(332,137)
Forward foreign currency exchange contracts	(6,595)
Net realized gain (loss)	$(2,471,599)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,247,629
Affiliated issuers	(1,312)
Futures contracts	(40,871)
Forward foreign currency exchange contracts	(2,136)
Net unrealized gain (loss)	$2,203,310
Net realized and unrealized gain (loss)	$(268,289)
Change in net assets from operations	$14,942,694

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$15,210,983	$17,746,085
Net realized gain (loss)	(2,471,599)	(2,588,107)
Net unrealized gain (loss)	2,203,310	36,286,247
Change in net assets from operations	$14,942,694	$51,444,225
Total distributions to shareholders	$(18,798,097)	$(20,865,110)
Change in net assets from fund share transactions	$(13,092,189)	$(27,715,069)
Total change in net assets	$(16,947,592)	$2,864,046

Net assets
At beginning of period	368,239,857	365,375,811
At end of period	$351,292,265	$368,239,857

See Notes to Financial Statements

18

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20		12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$5.72		$5.28	$5.77	$5.78	$5.43

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25		$0.27	$0.28	$0.28	$0.32	(c)
Net realized and unrealized gain (loss)	0.03	(g)	0.50	(0.45)	0.10	0.42
Total from investment operations	$0.28		$0.77	$(0.17)	$0.38	$0.74

Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.33)	$(0.32)	$(0.39)	$(0.39)
Net asset value, end of period (x)	$5.68		$5.72	$5.28	$5.77	$5.78
Total return (%) (k)(r)(s)(x)	5.09		14.81	(3.08)	6.69	13.82	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78		0.77	0.77	0.78	0.76	(c)
Expenses after expense reductions (f)	0.72		0.72	0.72	0.72	0.70	(c)
Net investment income (loss)	4.50		4.78	4.91	4.78	5.60	(c)
Portfolio turnover	54		59	40	49	41
Net assets at end of period (000 omitted)	$310,121		$324,544	$320,380	$384,393	$404,118

Service Class	Year ended

	12/31/20		12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$5.65		$5.22	$5.70	$5.72	$5.37

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23		$0.25	$0.26	$0.26	$0.30	(c)
Net realized and unrealized gain (loss)	0.03	(g)	0.49	(0.43)	0.10	0.43
Total from investment operations	$0.26		$0.74	$(0.17)	$0.36	$0.73

Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.31)	$(0.31)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$5.61		$5.65	$5.22	$5.70	$5.72
Total return (%) (k)(r)(s)(x)	4.85		14.44	(3.24)	6.31	13.64	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03		1.02	1.02	1.03	1.02	(c)
Expenses after expense reductions (f)	0.97		0.97	0.97	0.97	0.95	(c)
Net investment income (loss)	4.25		4.54	4.66	4.54	5.36	(c)
Portfolio turnover	54		59	40	49	41
Net assets at end of period (000 omitted)	$41,171		$43,696	$44,995	$58,499	$69,189
See Notes to Financial Statements

19

MFS High Yield Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$0	$315,010	$315,010
Mexico	—	303,646	—	303,646
Municipal Bonds	—	476,625	—	476,625
U.S. Corporate Bonds	—	279,458,749	—	279,458,749
Asset-Backed Securities (including CDOs)	—	127	—	127
Foreign Bonds	—	46,275,963	—	46,275,963
Floating Rate Loans	—	2,491,984	—	2,491,984
Mutual Funds	15,433,544	—	—	15,433,544
Total	$15,433,544	$329,007,094	$315,010	$344,755,648

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/19	$590,281
Change in unrealized appreciation or depreciation	(275,271)
Balance as of 12/31/20	$315,010

The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2020 is $(275,271). At December 31, 2020, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At December 31, 2020, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(332,137)	$—
Foreign Exchange	—	(6,595)
Total	$(332,137)	$(6,595)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(40,871)	$—
Foreign Exchange	—	(2,136)
Total	$(40,871)	$(2,136)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$18,798,097	$20,865,110

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$334,808,139
Gross appreciation	14,170,247
Gross depreciation	(4,222,738)
Net unrealized appreciation (depreciation)	$9,947,509

Undistributed ordinary income	16,799,721
Capital loss carryforwards	(45,441,992)

As of December 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(852,156)
Long-Term	(44,589,836)
Total	$(45,441,992)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$16,642,508	$18,456,699
Service Class	2,155,589	2,408,411
Total	$18,798,097	$20,865,110

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion	0.65%

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $37,358, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $161,470, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $10,743, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,144.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $177,446,538 and $206,544,794, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,732,526	$20,503,790	2,053,865	$11,580,419
Service Class	890,297	4,876,990	265,271	1,483,768
	4,622,823	$25,380,780	2,319,136	$13,064,187

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,048,078	$16,642,508	3,331,534	$18,456,699
Service Class	399,183	2,155,589	439,491	2,408,411
	3,447,261	$18,798,097	3,771,025	$20,865,110

26

MFS High Yield Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(8,904,252)	$(48,212,643)	(9,345,642)	$(52,708,332)
Service Class	(1,679,808)	(9,058,423)	(1,599,874)	(8,936,034)
	(10,584,060)	$(57,271,066)	(10,945,516)	$(61,644,366)

Net change
Initial Class	(2,123,648)	$(11,066,345)	(3,960,243)	$(22,671,214)
Service Class	(390,328)	(2,025,844)	(895,112)	(5,043,855)
	(2,513,976)	$(13,092,189)	(4,855,355)	$(27,715,069)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 20%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,904 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,851,487	$100,170,172	$90,586,130	$(673)	$(1,312)	$15,433,544

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$45,338	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

27

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

28

MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

29

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

30

MFS High Yield Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) David Cole Michael Skatrud

31

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS High Yield Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

32

MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

33

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

34

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

Annual Report
December 31, 2020
MFS®  International
Growth Portfolio
MFS® Variable Insurance Trust II
FCI-ANN

MFS® International Growth Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS International Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.9%
Nestle S.A.	4.7%
Roche Holding AG	4.3%
LVMH Moet Hennessy Louis Vuitton SE	4.0%
AIA Group Ltd.	3.7%
SAP SE	3.4%
Novartis AG	3.0%
Schneider Electric SE	2.9%
Tencent Holdings Ltd.	2.8%
Linde PLC	2.5%
GICS equity sectors (g)
Consumer Staples	17.1%
Information Technology	16.5%
Consumer Discretionary	13.9%
Industrials	13.7%
Health Care	12.5%
Financials	9.7%
Materials	9.5%
Communication Services	4.7%
Energy	0.6%
Utilities	0.6%
Issuer country weightings (x)
France	19.2%
Switzerland	13.2%
Germany	7.6%
United Kingdom	7.5%
Canada	7.4%
Japan	7.1%
Taiwan	6.3%
China	5.5%
United States	5.3%
Other Countries	20.9%
Currency exposure weightings (y)
Euro	33.1%
Swiss Franc	13.1%
British Pound Sterling	8.9%
Hong Kong Dollar	8.8%
Japanese Yen	7.1%
Taiwan Dollar	6.3%
United States Dollar	5.8%
Canadian Dollar	5.0%
Indian Rupee	4.4%
Other Currencies	7.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS International Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS International Growth Portfolio (fund) provided a total return of 15.84%, while Service Class shares of the fund provided a total return of 15.50%. These compare with a return of 22.20% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Detractors from Performance
Stock selection in both the health care and information technology sectors weakened performance relative to the MSCI All Country World (ex-US) Growth Index. Within the health care sector, the fund's holdings of life sciences company Bayer(b) (Germany) weighed on relative performance. The share price of Bayer fell as the company reported financial results that came in below market estimates, driven by lower-than-expected revenues in its crop sciences division that were impacted by weaker corn seed returns, lower licensing revenues that were affected by lower corn acres planted in 2020, and the devaluation of the Brazilian real. An overweight position in pharmaceutical company Novartis (Switzerland) also hindered relative performance. Within the information technology sector, not owning shares of strong-performing cloud-based e-commerce platform operator Shopify (Canada) and ASML (Netherlands), a lithography systems manufacturer for the semiconductor industry, hurt relative performance. The fund's overweight positions in enterprise applications company SAP (Germany) and electronics company Hitachi (Japan) further held back relative returns.
Stocks in other sectors that weakened relative performance included the fund's overweight positions in food processing company Danone (France) and diversified industrial manufacturer Rolls-Royce Holdings (United Kingdom). An underweight position in internet-based, multiple services company Tencent Holdings (China) also weighed on relative results. The stock price of Tencent Holdings advanced as the company posted strong gaming revenue, particularly within its mobile segment, and better-than-anticipated online advertising growth. Not holding shares of food delivery service company Meituan (Japan) further dampened relative returns.
Contributors to Performance
Stock selection in the industrials sector was a primary factor that lifted relative performance over the reporting period, led by the fund’s overweight position in industrial equipment distributor Ritchie Bros. Auctioneers (Canada). The fund's holdings of electrical distribution equipment manufacturer Schneider Electric(b)(France) also aided relative performance. The share price of Schneider Electric benefited from strong sales within its Energy Management and Industrial Automation segments. Additionally, management confirmed its commitment to increase its dividend, which further helped the stock. Avoiding shares of poor-performing aerospace company Airbus (France) also strengthened relative performance.
3

MFS International Growth Portfolio
Management Review - continued
Elsewhere, the fund’s overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), internet search engine and online computer games provider NAVER (South Korea), online betting and gaming operator Flutter Entertainment (United Kingdom) and data recording products provider NICE Systems (Israel) benefited relative returns. The fund's holdings of electronic and power supply manufacturer Delta Electronics(b) (Spain) and technology consulting firm Infosys Technologies(b) (India), and the timing of the fund's ownership in shares of automotive lighting systems manufacturer Koito Manufacturing (Japan), further contributed to relative performance.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
David Antonelli, Matthew Barrett, and Kevin Dwan
Note to Contract Owners: Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS International Growth Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	15.84%	12.77%	7.78%
Service Class	8/24/01	15.50%	12.48%	7.51%
Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)	22.20%	11.97%	6.94%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS International Growth Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS International Growth Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.88%	$1,000.00	$1,215.48	$4.90
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.13%	$1,000.00	$1,214.40	$6.29
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
7

MFS International Growth Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Aerospace – 0.9%
Rolls-Royce Holdings PLC (a)	1,068,992	$ 1,626,305
Airlines – 0.3%
Japan Airport Terminal Co. Ltd.	9,200	$ 556,874
Alcoholic Beverages – 4.2%
Diageo PLC	102,199	$ 4,039,018
Pernod Ricard S.A.	16,509	3,162,377
		$7,201,395
Apparel Manufacturers – 5.6%
Burberry Group PLC (a)	39,465	$ 965,765
Kering S.A.	2,676	1,943,174
LVMH Moet Hennessy Louis Vuitton SE	10,907	6,807,506
		$9,716,445
Automotive – 1.4%
Koito Manufacturing Co. Ltd.	22,900	$ 1,556,903
Mahindra & Mahindra Ltd.	84,587	836,505
		$2,393,408
Biotechnology – 0.2%
Hugel, Inc. (a)	1,770	$ 305,998
Business Services – 3.9%
Accenture PLC, “A”	5,899	$ 1,540,878
Cap Gemini S.A.	6,058	938,416
Experian PLC	67,530	2,573,233
Infosys Technologies Ltd., ADR	101,394	1,718,628
		$6,771,155
Computer Software – 4.3%
Dassault Systemes S.A.	4,431	$ 899,392
Kingsoft Corp.	66,000	425,672
OBIC Co. Ltd.	200	40,153
SAP SE	44,296	5,802,126
Wisetech Global Ltd.	10,305	244,297
		$7,411,640
Computer Software - Systems – 3.5%
Amadeus IT Group S.A.	19,174	$ 1,388,154
Hitachi Ltd.	88,200	3,472,307
NICE Systems Ltd., ADR (a)	4,272	1,211,283
		$6,071,744
Consumer Products – 5.7%
Kao Corp.	17,500	$ 1,350,782
KOSE Corp.	6,300	1,073,846
L'Oréal	10,296	3,909,276
Reckitt Benckiser Group PLC	39,843	3,564,431
		$9,898,335
Consumer Services – 0.4%
51job, Inc., ADR (a)	8,852	$ 619,640
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 4.5%
Legrand S.A.	10,448	$ 931,757
Prysmian S.p.A.	54,485	1,935,611
Schneider Electric SE	34,055	4,921,670
		$7,789,038
Electronics – 6.3%
Delta Electronics, Inc.	259,000	$ 2,415,989
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	76,804	8,374,708
		$10,790,697
Energy - Independent – 0.6%
Oil Search Ltd.	364,455	$ 1,042,423
Food & Beverages – 6.3%
Danone S.A.	42,513	$ 2,792,080
Nestle S.A.	68,050	8,014,111
		$10,806,191
Gaming & Lodging – 1.4%
Flutter Entertainment PLC (a)	11,811	$ 2,445,346
General Merchandise – 0.3%
Walmart de Mexico S.A.B. de C.V.	177,752	$ 500,041
Insurance – 3.7%
AIA Group Ltd.	511,200	$ 6,296,792
Internet – 6.2%
Alibaba Group Holding Ltd. (a)	89,700	$ 2,620,821
NAVER Corp. (a)	11,712	3,153,604
Tencent Holdings Ltd.	66,200	4,837,051
		$10,611,476
Leisure & Toys – 1.6%
BANDAI NAMCO Holdings, Inc.	17,800	$ 1,538,742
Prosus N.V.	11,527	1,239,998
		$2,778,740
Machinery & Tools – 3.7%
GEA Group AG	41,464	$ 1,483,164
Ingersoll Rand, Inc. (a)	30,005	1,367,028
Ritchie Bros. Auctioneers, Inc.	51,105	3,552,337
		$6,402,529
Major Banks – 1.1%
DBS Group Holdings Ltd.	104,900	$ 1,984,171
Medical & Health Technology & Services – 0.3%
Alcon, Inc. (a)	7,018	$ 468,519
Medical Equipment – 4.4%
EssilorLuxottica	24,093	$ 3,754,207
QIAGEN N.V. (a)	35,801	1,856,606
Terumo Corp.	45,600	1,904,287
		$7,515,100

8

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Distribution – 0.6%
China Resources Gas Group Ltd.	188,000	$ 1,000,329
Other Banks & Diversified Financials – 4.9%
AEON Financial Service Co. Ltd.	60,000	$ 718,222
Credicorp Ltd.	5,156	845,687
Element Fleet Management Corp.	130,385	1,370,533
Grupo Financiero Banorte S.A. de C.V. (a)	226,363	1,250,488
HDFC Bank Ltd. (a)	200,621	3,951,823
Komercni Banka A.S. (a)	10,019	306,483
		$8,443,236
Pharmaceuticals – 9.8%
Bayer AG	33,835	$ 1,990,465
Novartis AG	55,173	5,213,172
Novo Nordisk A.S., “B”	32,008	2,241,516
Roche Holding AG	21,350	7,451,881
		$16,897,034
Precious Metals & Minerals – 2.2%
Agnico-Eagle Mines Ltd.	34,579	$ 2,433,760
Franco-Nevada Corp.	10,345	1,297,087
		$3,730,847
Railroad & Shipping – 2.4%
Canadian National Railway Co.	37,019	$ 4,066,537
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 7.4%
Akzo Nobel N.V.	19,485	$ 2,091,406
L'Air Liquide S.A.	18,175	2,980,819
Linde PLC (a)	16,252	4,228,957
Sika AG	5,445	1,487,181
Symrise AG	14,345	1,899,663
		$12,688,026
Specialty Stores – 0.1%
Ocado Group PLC (a)	5,268	$ 164,755
Tobacco – 0.6%
ITC Ltd.	363,740	$ 1,041,785
Total Common Stocks (Identified Cost, $91,909,578)		$170,036,551
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $1,012,087)	1,012,087	$ 1,012,087
Other Assets, Less Liabilities – 0.6%		1,094,372
Net Assets – 100.0%		$172,143,010

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,012,087 and $170,036,551, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
9

MFS International Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $91,909,578)	$170,036,551
Investments in affiliated issuers, at value (identified cost, $1,012,087)	1,012,087
Foreign currency, at value (identified cost, $33,433)	33,727
Receivables for
Investments sold	60,536
Fund shares sold	605,391
Interest and dividends	752,754
Receivable from investment adviser	11,700
Other assets	1,086
Total assets	$172,513,832
Liabilities
Payables for
Investments purchased	$36,245
Fund shares reacquired	150,920
Payable to affiliates
Administrative services fee	173
Shareholder servicing costs	51
Distribution and/or service fees	707
Payable for independent Trustees' compensation	75
Deferred country tax expense payable	120,745
Accrued expenses and other liabilities	61,906
Total liabilities	$370,822
Net assets	$172,143,010
Net assets consist of
Paid-in capital	$85,888,362
Total distributable earnings (loss)	86,254,648
Net assets	$172,143,010
Shares of beneficial interest outstanding	10,739,610
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$120,291,239	7,477,688	$16.09
Service Class	51,851,771	3,261,922	15.90
See Notes to Financial Statements
10

MFS International Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$2,594,036
Dividends from affiliated issuers	7,132
Other	2,624
Income on securities loaned	2,429
Foreign taxes withheld	(297,970)
Total investment income	$2,308,251
Expenses
Management fee	$1,306,398
Distribution and/or service fees	95,124
Shareholder servicing costs	8,343
Administrative services fee	29,985
Independent Trustees' compensation	4,190
Custodian fee	51,815
Shareholder communications	7,801
Audit and tax fees	71,072
Legal fees	1,316
Miscellaneous	26,199
Total expenses	$1,602,243
Reduction of expenses by investment adviser	(227,923)
Net expenses	$1,374,320
Net investment income (loss)	$933,931
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$8,429,824
Affiliated issuers	(67)
Foreign currency	11,282
Net realized gain (loss)	$8,441,039
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $76,707 increase in deferred country tax)	$14,134,521
Affiliated issuers	(17)
Translation of assets and liabilities in foreign currencies	58,854
Net unrealized gain (loss)	$14,193,358
Net realized and unrealized gain (loss)	$22,634,397
Change in net assets from operations	$23,568,328
See Notes to Financial Statements
11

MFS International Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$933,931	$2,015,143
Net realized gain (loss)	8,441,039	2,042,032
Net unrealized gain (loss)	14,193,358	30,150,239
Change in net assets from operations	$23,568,328	$34,207,414
Total distributions to shareholders	$(3,926,189)	$(17,055,112)
Change in net assets from fund share transactions	$5,625,171	$(3,428,696)
Total change in net assets	$25,267,310	$13,723,606
Net assets
At beginning of period	146,875,700	133,152,094
At end of period	$172,143,010	$146,875,700
See Notes to Financial Statements
12

MFS International Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$14.26	$12.78	$15.50	$12.13	$12.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.21	$0.17	$0.14	$0.17(c)
Net realized and unrealized gain (loss)	2.12	3.07	(1.38)	3.77	0.19
Total from investment operations	$2.22	$3.28	$(1.21)	$3.91	$0.36
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.16)	$(0.20)	$(0.15)
From net realized gain	(0.18)	(1.62)	(1.35)	(0.34)	(0.65)
Total distributions declared to shareholders	$(0.39)	$(1.80)	$(1.51)	$(0.54)	$(0.80)
Net asset value, end of period (x)	$16.09	$14.26	$12.78	$15.50	$12.13
Total return (%) (k)(r)(s)(x)	15.84	27.30	(9.02)	32.64	2.49(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.05	1.05	0.91(c)
Expenses after expense reductions (f)	0.88	0.88	0.97	1.05	0.91(c)
Net investment income (loss)	0.72	1.49	1.16	0.96	1.33(c)
Portfolio turnover	26	7	18	10	15
Net assets at end of period (000 omitted)	$120,291	$112,259	$105,919	$130,591	$126,668
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$14.11	$12.65	$15.37	$12.03	$12.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.16	$0.13	$0.10	$0.13(c)
Net realized and unrealized gain (loss)	2.09	3.07	(1.38)	3.74	0.18
Total from investment operations	$2.15	$3.23	$(1.25)	$3.84	$0.31
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.15)	$(0.12)	$(0.16)	$(0.11)
From net realized gain	(0.18)	(1.62)	(1.35)	(0.34)	(0.65)
Total distributions declared to shareholders	$(0.36)	$(1.77)	$(1.47)	$(0.50)	$(0.76)
Net asset value, end of period (x)	$15.90	$14.11	$12.65	$15.37	$12.03
Total return (%) (k)(r)(s)(x)	15.50	27.11	(9.30)	32.35	2.15(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.30	1.30	1.30	1.16(c)
Expenses after expense reductions (f)	1.13	1.13	1.22	1.30	1.16(c)
Net investment income (loss)	0.44	1.18	0.87	0.70	1.08(c)
Portfolio turnover	26	7	18	10	15
Net assets at end of period (000 omitted)	$51,852	$34,616	$27,233	$29,544	$25,277

See Notes to Financial Statements
13

MFS International Growth Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS International Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from
15

MFS International Growth Portfolio
Notes to Financial Statements  - continued
third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$33,040,674	$—	$—	$33,040,674
Switzerland	22,166,345	468,519	—	22,634,864
Germany	13,032,024	—	—	13,032,024
United Kingdom	6,321,256	6,612,251	—	12,933,507
Canada	12,720,254	—	—	12,720,254
Japan	12,212,116	—	—	12,212,116
Taiwan	8,374,708	2,415,989	—	10,790,697
China	2,045,641	7,457,872	—	9,503,513
India	1,718,628	5,830,113	—	7,548,741
Other Countries	22,265,700	13,354,461	—	35,620,161
Mutual Funds	1,012,087	—	—	1,012,087
Total	$134,909,433	$36,139,205	$—	$171,048,638
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is
16

MFS International Growth Portfolio
Notes to Financial Statements  - continued
commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$2,433,126	$1,867,096
Long-term capital gains	1,493,063	15,188,016
Total distributions	$3,926,189	$17,055,112
The federal tax cost and the tax basis components of distributable earnings were as follows:
17

MFS International Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/20
Cost of investments	$94,190,422
Gross appreciation	79,723,813
Gross depreciation	(2,865,597)
Net unrealized appreciation (depreciation)	$76,858,216
Undistributed ordinary income	1,557,099
Undistributed long-term capital gain	7,782,653
Other temporary differences	56,680
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$2,927,657	$13,305,912
Service Class	998,532	3,749,200
Total	$3,926,189	$17,055,112
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $15,963, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $211,960, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
18

MFS International Growth Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $7,534, which equated to 0.0052% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $809.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0206% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $64,827 and $40,478, respectively. The sales transactions resulted in net realized gains (losses) of $11,337.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $39,304,040 and $36,729,264, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	824,973	$11,064,566	165,538	$2,306,343
Service Class	1,697,426	23,498,214	600,379	8,346,422
	2,522,399	$34,562,780	765,917	$10,652,765
Shares issued to shareholders in reinvestment of distributions
Initial Class	199,296	$2,927,657	1,041,967	$13,305,912
Service Class	68,722	998,532	296,614	3,749,200
	268,018	$3,926,189	1,338,581	$17,055,112
Shares reacquired
Initial Class	(1,416,593)	$(19,892,313)	(1,627,974)	$(22,814,367)
Service Class	(957,919)	(12,971,485)	(595,546)	(8,322,206)
	(2,374,512)	$(32,863,798)	(2,223,520)	$(31,136,573)
Net change
Initial Class	(392,324)	$(5,900,090)	(420,469)	$(7,202,112)
Service Class	808,229	11,525,261	301,447	3,773,416
	415,905	$5,625,171	(119,022)	$(3,428,696)
19

MFS International Growth Portfolio
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 26%, 11%, and 5%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $734 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$677,119	$30,483,374	$30,148,322	$(67)	$(17)	$1,012,087
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$7,132	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
20

MFS International Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
21

MFS International Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
22

MFS International Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
23

MFS International Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli Matthew Barrett Kevin Dwan
24

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement
MFS International Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
25

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
26

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
27

MFS International Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $1,643,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $2,593,527. The fund intends to pass through foreign tax credits of $301,480 for the fiscal year.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report

December 31, 2020

MFS® International Intrinsic Value Portfolio

MFS® Variable Insurance Trust II

FCG-ANN

MFS® International Intrinsic Value Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Intrinsic Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Intrinsic Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Cadence Design Systems, Inc.	4.9%
Nestle S.A.	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.7%
Givaudan S.A.	3.2%
Schneider Electric SE	3.1%
ANSYS, Inc.	2.8%
L’Oréal	2.4%
Pernod Ricard S.A.	2.4%
Henkel AG & Co. KGaA	2.4%
Samsung Electronics Co. Ltd.	2.0%

GICS equity sectors (g)
Consumer Staples	28.7%
Information Technology	27.9%
Industrials	18.6%
Materials	9.3%
Real Estate	3.3%
Health Care	2.9%
Consumer Discretionary	2.8%
Financials	2.5%
Communication Services	0.8%
Energy	0.2%

Issuer country weightings (x)
Japan	20.9%
United States	17.0%
France	13.6%
Switzerland	12.7%
United Kingdom	11.4%
Germany	8.8%
Taiwan	3.7%
Canada	2.4%
South Korea	2.0%
Other Countries	7.5%

Currency exposure weightings (y)
Euro	27.4%
United States Dollar	21.4%
Japanese Yen	17.1%
Swiss Franc	12.7%
British Pound Sterling	11.4%
Taiwan Dollar	3.7%
Canadian Dollar	2.4%
South Korean Won	2.0%
Danish Krone	1.4%
Other Currencies	0.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS International Intrinsic Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS International Intrinsic Value Portfolio (fund) provided a total return of 20.52%, while Service Class shares of the fund provided a total return of 20.21%. These compare with a return of –2.63% over the same period for the fund’s benchmark, the MSCI EAFE Value Index (net div). Effective September 30, 2020, the fund changed its benchmark from the MSCI EAFE Value Index (net div) to the MSCI EAFE Index (net div) to better reflect the fund’s investment policies and strategies.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Contributors to Performance

Stock selection in the information technology sector contributed to performance relative to the MSCI EAFE Value Index. Within this sector, the fund’s holdings of integrated circuits and electronic devices developer Cadence Design Systems (b), semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), simulation software developer ANSYS (b) and microchip and electronics manufacturer Samsung Electronics (b) bolstered relative results. The stock price of Cadence Design Systems increased after the company’s financial results came in ahead of consensus estimates, reflecting the ever-growing demand for semiconductors and their increasing complexity.

Stock selection and, to a lesser extent, an overweight position in the consumer staples sector also benefited relative performance, led by the fund’s holdings of food company Nestle (b) (Switzerland). The share price of Nestle grew modestly over the period after organic sales came in ahead of market expectations at the beginning of the calendar year as consumers stocked up on supplies, amid COVID-19 concerns. Management also increased its 2020 organic revenue growth forecast, which further supported its stock price growth.

Security selection in the industrials sector contributed to relative returns, driven by the fund’s overweight position in electrical distribution equipment manufacturer Schneider Electric (France). The share price of Schneider Electric benefited from strong sales within its Energy Management and Industrial Automation segments. Additionally, management confirmed its commitment to increase its dividend, which further helped the stock.

An underweight position in the energy sector further benefited relative performance. Within this sector, not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil and gas company BP (United Kingdom) strengthened relative returns. The share price of Royal Dutch Shell fell due to lower-than-expected realized oil, gas and LNG prices,

3

MFS International Intrinsic Value Portfolio

Management Review – continued

paired with weaker realized refining and chemical margins. Additionally, in response to the difficult macroeconomic environment and weak demand for energy products, Royal Dutch Shell announced plans to materially reduce capital and operational expenditure and cut its buyback program.

Elsewhere, the fund’s holdings of fragrance and flavor products manufacturer Givaudan (b) (Switzerland), and not owning shares of financial services firm HSBC (United Kingdom), also strengthened relative performance.

Detractors from Performance

The combination of an underweight position and stock selection in the consumer discretionary sector held back relative performance. Within this sector, holding shares of food catering company Compass Group (b) (United Kingdom), and not owning shares of car makers Toyota Motor (Japan) and Daimler (Germany), dampened relative returns. The share price of Compass Group fell after the acceleration of containment measures related to the COVID-19 outbreak resulted in cancellations and closures of many venues and events, which severely affected the company’s volumes. Additionally, incremental costs associated with new social and health standards that are unlikely to be fully passed to the consumers further weighed on the stock price performance.

Not investing in the utilities sector also weighed on the fund’s relative results. Within this sector, not owning shares of electric utility company Iberdrola (Spain) and electricity and gas distributor Enel (Italy) weakened relative performance. The share price of Iberdrola advanced on the back of stronger-than-expected performance in its renewables business segment.

Elsewhere, not owning shares of technology investment firm SoftBank (Japan), mining operators BHP Billiton (United Kingdom) and Rio Tinto (Australia), diversified electrical engineering company Siemens (Germany) and iron ore producer Fortescue Metals Group (Australia) further detracted from relative performance. The share price of SoftBank appreciated as its management reported higher-than-expected total revenue, driven by strength in cloud services. Additionally, investment gains from the Sprint merger and a rebound of Vision Fund, triggered by a sharp market recovery, further supported the stock.

Respectfully,

Portfolio Manager(s)

Pablo de la Mata, Philip Evans, and Benjamin Stone

Note to Contract Owners: Effective February 1, 2020, Philip Evans was added as a Portfolio Manager of the fund. Effective April 15, 2022, Pablo de la Mata will no longer be a Portfolio Manager of the fund.

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Intrinsic Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	20.52%	12.69%	11.14%
Service Class	8/24/01	20.21%	12.42%	10.87%

Comparative benchmark(s)
MSCI EAFE Index (net div) (f)		7.82%	7.45%	5.51%
MSCI EAFE Value Index (net div) (f)(y)		(2.63)%	4.20%	3.37%

(f)	Source: FactSet Research Systems Inc.
(y)

Effective September 30, 2020, the MSCI EAFE (Europe, Australasia, Far East) Index (net div) replaced the MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) as the primary fund benchmark. The fund’s investment adviser believes the MSCI EAFE (Europe, Australasia, Far East) Index (net div) better reflects the investment policies and strategies of the fund.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI EAFE (Europe, Australasia, Far East) Value Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

5

MFS International Intrinsic Value Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS International Intrinsic Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.90%	$1,000.00	$1,196.04	$4.97
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
Service Class	Actual	1.15%	$1,000.00	$1,194.76	$6.34
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

MFS International Intrinsic Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 94.6%
Airlines – 0.8%
Ryanair Holdings PLC, ADR (a)	112,514	$12,374,290

Alcoholic Beverages – 5.6%
Diageo PLC	711,111	$28,103,893
Heineken N.V.	179,288	19,979,661
Pernod Ricard S.A.	188,928	36,190,052

		$84,273,606

Apparel Manufacturers – 1.2%
Compagnie Financiere Richemont S.A.	112,166	$10,146,000
LVMH Moet Hennessy Louis Vuitton SE	11,708	7,307,443

		$17,453,443

Automotive – 0.7%
Compagnie Generale des Etablissements
Michelin	38,749	$4,968,094
Knorr-Bremse AG	46,037	6,281,006

		$11,249,100

Biotechnology – 1.1%
Novozymes A.S.	286,688	$16,446,303

Brokerage & Asset Managers – 0.5%
Euronext N.V.	68,993	$7,598,320

Business Services – 6.9%
Compass Group PLC	567,023	$10,568,762
Experian PLC	444,980	16,955,977
Intertek Group PLC	191,647	14,802,133
Nomura Research Institute Ltd.	360,600	12,904,140
Secom Co. Ltd.	213,900	19,715,135
SGS S.A.	7,754	23,385,497
Sohgo Security Services Co. Ltd.	114,700	5,943,005

		$104,274,649

Chemicals – 3.2%
Givaudan S.A.	11,326	$47,719,395

Computer Software – 10.2%
ANSYS, Inc. (a)	115,268	$41,934,498
Cadence Design Systems, Inc. (a)	535,630	73,076,001
Dassault Systemes S.A.	70,832	14,377,278
OBIC Co. Ltd.	73,200	14,696,005
SAP SE	74,708	9,785,652

		$153,869,434

Computer Software – Systems – 4.7%
Amadeus IT Group S.A.	386,999	$28,017,855
Descartes Systems Group, Inc. (a)	69,294	4,052,902
Samsung Electronics Co. Ltd.	400,386	29,854,797
Wix.com Ltd. (a)	35,716	8,927,571

		$70,853,125

Construction – 0.7%
Geberit AG	16,327	$10,220,743

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – 11.1%
Colgate-Palmolive Co.	327,079	$27,968,525
Kao Corp.	362,400	27,972,767
Kobayashi Pharmaceutical Co. Ltd.	206,200	25,182,141
KOSE Corp.	28,500	4,857,876
Lion Corp.	178,200	4,311,109
L’Oréal	95,806	36,376,470
Reckitt Benckiser Group PLC	325,372	29,108,398
ROHTO Pharmaceutical Co. Ltd.	392,000	11,598,083

		$167,375,369

Electrical Equipment – 8.0%
Halma PLC	449,021	$15,037,755
Legrand S.A.	329,255	29,363,111
OMRON Corp.	151,900	13,534,260
Schneider Electric SE	320,377	46,301,270
Spectris PLC	240,760	9,277,969
Yokogawa Electric Corp.	313,200	6,230,331

		$119,744,696

Electronics – 8.2%
Analog Devices, Inc.	187,597	$27,713,705
DISCO Corp.	17,500	5,889,545
Hirose Electric Co. Ltd.	129,600	19,643,020
Infineon Technologies AG	64,316	2,466,364
Taiwan Semiconductor Manufacturing Co.
Ltd., ADR	508,192	55,413,256
Texas Instruments, Inc.	70,563	11,581,505

		$122,707,395

Engineering – Construction – 0.9%
IMI PLC	861,177	$13,789,890

Food & Beverages – 9.6%
Chocoladefabriken Lindt & Sprungli AG	202	$1,969,118
Danone S.A.	215,993	14,185,536
Ezaki Glico Co. Ltd.	160,700	7,058,007
ITO EN Ltd.	332,300	21,015,147
Kerry Group PLC	87,999	12,739,222
Nestle S.A.	550,864	64,874,145
Nissan Foods Holdings Co. Ltd.	53,100	4,546,066
Toyo Suisan Kaisha Ltd.	366,300	17,808,590

		$144,195,831

Insurance – 0.4%
Hiscox Ltd. (a)	424,160	$5,848,072

Internet – 0.8%
Alphabet, Inc., “A” (a)	7,038	$12,335,080

Machinery & Tools – 5.4%
Epiroc AB, “A”	437,350	$7,954,863
GEA Group AG	254,651	9,108,844
Nordson Corp.	62,657	12,590,924
Schindler Holding AG	35,165	9,495,210
SMC Corp.	28,500	17,375,188

8

MFS International Intrinsic Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – continued
Spirax-Sarco Engineering PLC	145,556	$22,482,465
Wartsila Oyj Abp	203,991	2,031,026

		$81,038,520

Major Banks – 0.5%
UBS Group AG	508,559	$7,112,925

Medical Equipment – 3.5%
EssilorLuxottica	54,128	$8,434,305
Nihon Kohden Corp.	376,200	13,990,683
Shimadzu Corp.	390,700	15,173,183
Terumo Corp.	344,200	14,374,029

		$51,972,200

Oil Services – 0.2%
Core Laboratories N.V.	117,579	$3,117,019

Other Banks & Diversified Financials – 1.1%
Chiba Bank Ltd.	540,900	$2,975,461
Hachijuni Bank Ltd.	530,600	1,762,586
Julius Baer Group Ltd.	77,624	4,496,326
Jyske Bank A.S. (a)	67,369	2,577,591
Mebuki Financial Group, Inc.	893,800	1,757,216
North Pacific Bank Ltd.	795,400	1,679,310
Sydbank A.S. (a)	89,334	1,972,199

		$17,220,689

Pharmaceuticals – 1.0%
Santen Pharmaceutical Co. Ltd.	928,400	$15,060,481

Precious Metals & Minerals – 2.1%
Agnico-Eagle Mines Ltd.	136,158	$9,583,153
Franco-Nevada Corp.	149,460	18,739,741
Wheaton Precious Metals Corp.	93,602	3,909,091

		$32,231,985

Real Estate – 3.3%
Deutsche Wohnen SE	427,631	$22,824,331
LEG Immobilien AG	50,783	7,882,682

Issuer				Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – continued
TAG Immobilien AG				228,064	$7,216,113
Vonovia SE, REIT				167,791	12,249,718

					$50,172,844

Specialty Chemicals – 2.9%
Croda International PLC				64,463	$5,823,976
Kansai Paint Co. Ltd.				254,600	7,828,725
Sika AG				42,436	11,590,449
Symrise AG				136,819	18,118,512

					$43,361,662

Total Common Stocks (Identified Cost, $843,800,816)					$1,423,617,066

PREFERRED STOCKS – 2.4%
Consumer Products – 2.4%
Henkel AG & Co. KGaA (Identified Cost, $38,102,457)				320,698	$36,161,362

	Strike Price		First Exercise
WARRANTS – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a)(n) (Identified Cost, $0)	CHF	67.00	11/20/23	224,332	$58,281

INVESTMENT COMPANIES (h) – 2.8%
Money Market Funds – 2.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $42,513,951)				42,517,675	$42,517,675

OTHER ASSETS, LESS LIABILITIES – 0.2%					3,032,365

NET ASSETS – 100.0%					$1,505,386,749

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $42,517,675 and $1,459,836,709, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $58,281, representing 0.0% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CHF	Swiss Franc

JPY	Japanese Yen

9

MFS International Intrinsic Value Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	49,374,050	JPY	5,203,656,000	HSBC Bank	2/19/2021	$(1,048,412)
USD	7,524,134	JPY	795,000,000	Morgan Stanley Capital Services, Inc.	2/19/2021	(179,268)

						$(1,227,680)

See Notes to Financial Statements

10

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $881,903,273)	$1,459,836,709
Investments in affiliated issuers, at value (identified cost, $42,513,951)	42,517,675
Receivables for
Investments sold	60,537
Fund shares sold	1,461,966
Dividends	4,536,318
Other assets	6,259
Total assets	$1,508,419,464

Liabilities
Payables for
Forward foreign currency exchange contracts	$1,227,680
Fund shares reacquired	1,577,709
Payable to affiliates
Investment adviser	86,654
Administrative services fee	1,016
Shareholder servicing costs	189
Distribution and/or service fees	16,162
Payable for independent Trustees’ compensation	381
Accrued expenses and other liabilities	122,924
Total liabilities	$3,032,715
Net assets	$1,505,386,749

Net assets consist of
Paid-in capital	$889,956,392
Total distributable earnings (loss)	615,430,357
Net assets	$1,505,386,749
Shares of beneficial interest outstanding	43,514,628

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$328,246,824	9,364,677	$35.05
Service Class	1,177,139,925	34,149,951	34.47

See Notes to Financial Statements

11

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$21,643,643
Dividends from affiliated issuers	197,219
Other	15,736
Income on securities loaned	6,301
Foreign taxes withheld	(2,115,967)
Total investment income	$19,746,932
Expenses
Management fee	$11,616,943
Distribution and/or service fees	2,585,383
Shareholder servicing costs	34,297
Administrative services fee	185,531
Independent Trustees’ compensation	22,370
Custodian fee	200,141
Shareholder communications	51,434
Audit and tax fees	63,296
Legal fees	10,353
Miscellaneous	41,719
Total expenses	$14,811,467
Reduction of expenses by investment adviser	(265,777)
Net expenses	$14,545,690
Net investment income (loss)	$5,201,242

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$42,215,425
Affiliated issuers	(1,885)
Forward foreign currency exchange contracts	529,413
Foreign currency	(135,915)
Net realized gain (loss)	$42,607,038
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$208,611,904
Forward foreign currency exchange contracts	(2,704,963)
Translation of assets and liabilities in foreign currencies	340,533
Net unrealized gain (loss)	$206,247,474
Net realized and unrealized gain (loss)	$248,854,512
Change in net assets from operations	$254,055,754

See Notes to Financial Statements

12

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$5,201,242	$9,959,005
Net realized gain (loss)	42,607,038	26,110,751
Net unrealized gain (loss)	206,247,474	251,737,645
Change in net assets from operations	$254,055,754	$287,807,401
Total distributions to shareholders	$(38,136,630)	$(58,909,960)
Change in net assets from fund share transactions	$(66,701,792)	$(13,250,059)
Total change in net assets	$149,217,332	$215,647,382

Net assets
At beginning of period	1,356,169,417	1,140,522,035
At end of period	$1,505,386,749	$1,356,169,417

See Notes to Financial Statements

13

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$29.94	$25.02	$28.25	$22.57	$22.46

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.28	$0.30	$0.29	$0.32	(c)
Net realized and unrealized gain (loss)	5.87	6.06	(2.91)	5.80	0.64
Total from investment operations	$6.05	$6.34	$(2.61)	$6.09	$0.96

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.54)	$(0.31)	$(0.39)	$(0.32)
From net realized gain	(0.63)	(0.88)	(0.31)	(0.02)	(0.53)
Total distributions declared to shareholders	$(0.94)	$(1.42)	$(0.62)	$(0.41)	$(0.85)
Net asset value, end of period (x)	$35.05	$29.94	$25.02	$28.25	$22.57
Total return (%) (k)(r)(s)(x)	20.52	25.94	(9.49)	27.14	4.05	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	0.91	0.91	0.91	(c)
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.89	(c)
Net investment income (loss)	0.59	0.99	1.08	1.13	1.41	(c)
Portfolio turnover	10	13	16	10	17
Net assets at end of period (000 omitted)	$328,247	$308,053	$282,244	$317,415	$238,192

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$29.47	$24.60	$27.80	$22.23	$22.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.20	$0.27	$0.23	$0.26	(c)
Net realized and unrealized gain (loss)	5.77	5.97	(2.91)	5.70	0.63
Total from investment operations	$5.87	$6.17	$(2.64)	$5.93	$0.89

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.42)	$(0.25)	$(0.34)	$(0.26)
From net realized gain	(0.63)	(0.88)	(0.31)	(0.02)	(0.53)
Total distributions declared to shareholders	$(0.87)	$(1.30)	$(0.56)	$(0.36)	$(0.79)
Net asset value, end of period (x)	$34.47	$29.47	$24.60	$27.80	$22.23
Total return (%) (k)(r)(s)(x)	20.21	25.65	(9.72)	26.82	3.84	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.17	1.15	1.16	1.16	(c)
Expenses after expense reductions (f)	1.15	1.15	1.14	1.15	1.14	(c)
Net investment income (loss)	0.34	0.72	0.97	0.89	1.17	(c)
Portfolio turnover	10	13	16	10	17
Net assets at end of period (000 omitted)	$1,177,140	$1,048,117	$858,278	$1,728,247	$1,273,735

See Notes to Financial Statements

14

MFS International Intrinsic Value Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS International Intrinsic Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Intrinsic Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

16

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$314,882,089	$—	$—	$314,882,089
United States	210,317,257	—	—	210,317,257
France	205,101,879	—	—	205,101,879
Switzerland	169,963,628	21,104,461	—	191,068,089
United Kingdom	101,277,482	70,521,808	—	171,799,290
Germany	132,094,584	—	—	132,094,584
Taiwan	55,413,256	—	—	55,413,256
Canada	36,284,887	—	—	36,284,887
South Korea	29,854,797	—	—	29,854,797
Other Countries	85,002,726	28,017,855	—	113,020,581
Mutual Funds	42,517,675	—	—	42,517,675
Total	$1,382,710,260	$119,644,124	$—	$1,502,354,384

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Liabilities	$—	$(1,227,680)	$—	$(1,227,680)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

17

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$(1,227,680)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$529,413

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(2,704,963)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

18

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

19

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$12,548,204	$21,217,617
Long-term capital gains	25,588,426	37,692,343
Total distributions	$38,136,630	$58,909,960

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$931,761,742
Gross appreciation	588,057,340
Gross depreciation	(18,692,378)
Net unrealized appreciation (depreciation)	$569,364,962

Undistributed ordinary income	3,610,364
Undistributed long-term capital gain	42,184,350
Other temporary differences	270,681

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$8,702,058	$14,425,226
Service Class	29,434,572	44,484,734
Total	$38,136,630	$58,909,960

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $145,885, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.86% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $119,892, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

20

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $32,185, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $2,112.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $156,407 and $380,274, respectively. The sales transactions resulted in net realized gains (losses) of $97,186.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $130,942,102 and $234,803,163, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,545,411	$46,930,881	1,272,961	$35,746,878
Service Class	4,685,053	136,442,604	4,881,451	134,750,061
	6,230,464	$183,373,485	6,154,412	$170,496,939

Shares issued to shareholders in reinvestment of distributions
Initial Class	262,777	$8,408,861	513,152	$13,849,975
Service Class	934,431	29,434,572	1,672,987	44,484,734
	1,197,208	$37,843,433	2,186,139	$58,334,709

Shares reacquired
Initial Class	(2,732,208)	$(81,847,531)	(2,779,834)	$(78,917,068)
Service Class	(7,040,629)	(206,071,179)	(5,877,448)	(163,164,639)
	(9,772,837)	$(287,918,710)	(8,657,282)	$(242,081,707)

Net change
Initial Class	(924,020)	$(26,507,789)	(993,721)	$(29,320,215)
Service Class	(1,421,145)	(40,194,003)	676,990	16,070,156
	(2,345,165)	$(66,701,792)	(316,731)	$(13,250,059)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 3%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

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MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

Effective at the close of business on October 16, 2017, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $6,725 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$40,476,769	$190,248,448	$188,205,657	$(1,885)	$—	$42,517,675

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$197,219	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

22

MFS International Intrinsic Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Intrinsic Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS International Intrinsic Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS International Intrinsic Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

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MFS International Intrinsic Value Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Pablo de la Mata Philip Evans Benjamin Stone

26

MFS International Intrinsic Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS International Intrinsic Value Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

27

MFS International Intrinsic Value Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

28

MFS International Intrinsic Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $28,148,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 11.77% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $20,032,599. The fund intends to pass through foreign tax credits of $2,081,623 for the fiscal year.

29

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

Annual Report

December 31, 2020

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Variable Insurance Trust II

MIS-ANN

MFS® Massachusetts Investors Growth Stock Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	10.0%
Alphabet, Inc., “A”	6.8%
Apple, Inc.	5.0%
Accenture PLC, “A”	4.2%
Visa, Inc., “A”	3.1%
Colgate-Palmolive Co.	3.0%
Charles Schwab Corp.	2.9%
Aon PLC	2.5%
Fiserv, Inc.	2.5%
Electronic Arts, Inc.	2.3%

GICS equity sectors (g)
Information Technology	35.1%
Health Care	15.3%
Consumer Discretionary	12.7%
Communication Services	12.5%
Financials	8.7%
Consumer Staples	7.8%
Industrials	5.7%
Materials	1.4%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (fund) provided a total return of 22.53%, while Service Class shares of the fund provided a total return of 22.20%. These compare with a return of 38.49% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Stock selection in both the information technology and consumer discretionary sectors weakened the fund’s performance relative to the Russell 1000® Growth Index. Within the information technology sector, the fund’s underweight position in computer and personal electronics maker Apple, not owning shares of computer graphics processor maker NVIDIA, and its overweight positions in global banking and payment technologies provider Fidelity National Information Services and financial technology services provider Fiserv, held back relative returns. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected and the shift toward work-from-home and remote learning supported strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility. Within the consumer discretionary sector, not owning shares of strong-performing electric vehicle manufacturer Tesla and internet retailer Amazon.com, and the fund’s overweight position in hotel operator Marriott International (h), detracted from relative results. The share price of Tesla appreciated throughout the period after the company disclosed record deliveries amid the launch of its Model Y and China factory. Additionally, Tesla was added as a constituent to the S&P 500 Index, which further boosted its stock performance.

Elsewhere, the fund’s overweight positions in medical technology company Becton, Dickinson and Co., risk management and human capital consulting services provider Aon and medical devices maker Boston Scientific detracted from relative returns. The share price of Becton, Dickinson and Co. fell marginally over the period on the back of its reduced full-year guidance, driven by pump software remediation delays and challenges.

Contributors to Performance

Stock selection in the industrials sector contributed to the fund’s relative performance. Within this sector, not holding shares of weak-performing aerospace company Boeing and defense contractor Lockheed Martin benefited relative returns. The share price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

Avoiding the underperforming real estate sector also bolstered the fund’s relative results. Within this sector, not owning shares of broadcast and communication tower management firm American Tower and investment trust Simon Property Group aided relative performance. The share price of American Tower declined as the company reported softer-than-anticipated financial results, which saw slower growth in revenues as investors appeared to have awaited news of a lease agreement with T-Mobile. Additionally, management announced it had entered into a definitive agreement to acquire InSite Wireless in an all-cash deal, which put further pressure on its share price.

Elsewhere, not owning shares of weak-performing pharmaceutical company Merck, biotechnology firm Amgen, beverage maker Coca-Cola and health insurance and medicare/medicaid provider UnitedHealth Group strengthened relative returns. The share price of Merck fell as the company lowered its 2020 guidance to account for weaker sales of vaccines, medications and animal health products, which reflected COVID-19-related delays and shutdowns. Additionally, the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and its underweight position in pharmaceutical company Eli Lilly (h), further supported relative performance.

Respectfully,

Portfolio Manager(s)

Jeffrey Constantino and Joseph Skorski

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	22.53%	18.68%	14.99%
Service Class	8/24/01	22.20%	18.39%	14.71%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		38.49%	21.00%	17.21%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index (h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.78%	$1,000.00	$1,234.00	$4.38
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
Service Class	Actual	1.03%	$1,000.00	$1,231.94	$5.78
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.2%
Apparel Manufacturers – 5.4%
Adidas AG (a)	45,501	$16,559,159
LVMH Moet Hennessy Louis Vuitton SE	22,644	14,133,049
NIKE, Inc., “B”	130,858	18,512,481
VF Corp.	98,728	8,432,359

		$57,637,048

Brokerage & Asset Managers – 3.7%
Blackstone Group, Inc.	123,378	$7,996,128
Charles Schwab Corp.	594,203	31,516,527

		$39,512,655

Business Services – 11.7%
Accenture PLC, “A”	170,494	$44,534,738
Cognizant Technology Solutions Corp., “A”	215,284	17,642,524
Equifax, Inc.	71,270	13,743,707
Fidelity National Information Services, Inc.	121,936	17,249,066
Fiserv, Inc. (a)	232,273	26,446,604
Verisk Analytics, Inc., “A”	25,990	5,395,264

		$125,011,903

Cable TV – 2.2%
Comcast Corp., “A”	457,008	$23,947,219

Computer Software – 10.0%
Microsoft Corp.	479,419	$106,632,374

Computer Software – Systems – 5.0%
Apple, Inc.	401,920	$53,330,765

Construction – 2.5%
Otis Worldwide Corp.	179,086	$12,097,259
Sherwin-Williams Co.	20,327	14,938,516

		$27,035,775

Consumer Products – 5.9%
Church & Dwight Co., Inc.	188,011	$16,400,199
Colgate-Palmolive Co.	374,207	31,998,441
Estee Lauder Cos., Inc., “A”	54,272	14,446,664

		$62,845,304

Electrical Equipment – 5.0%
Amphenol Corp., “A”	180,270	$23,573,908
Fortive Corp.	203,020	14,377,876
TE Connectivity Ltd.	130,212	15,764,767

		$53,716,551

Electronics – 3.2%
Analog Devices, Inc.	79,749	$11,781,320
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	79,881	8,710,224
Texas Instruments, Inc.	85,273	13,995,858

		$34,487,402

Food & Beverages – 1.9%
PepsiCo, Inc.	137,551	$20,398,813

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
General Merchandise – 1.8%
Dollarama, Inc.	463,492	$18,890,694

Health Maintenance Organizations – 1.1%
Cigna Corp.	56,176	$11,694,720

Insurance – 4.0%
Aon PLC	129,041	$27,262,492
Marsh & McLennan Cos., Inc.	129,395	15,139,215

		$42,401,707

Internet – 9.7%
Alibaba Group Holding Ltd., ADR (a)	81,453	$18,956,557
Alphabet, Inc., “A” (a)	41,418	72,590,844
Tencent Holdings Ltd.	172,200	12,582,176

		$104,129,577

Leisure & Toys – 2.3%
Electronic Arts, Inc.	174,782	$25,098,695

Medical & Health Technology & Services – 1.7%
PRA Health Sciences, Inc. (a)	145,202	$18,214,139

Medical Equipment – 12.1%
Abbott Laboratories	99,095	$10,849,912
Agilent Technologies, Inc.	161,207	19,101,417
Becton, Dickinson and Co.	82,844	20,729,226
Boston Scientific Corp. (a)	679,971	24,444,957
Danaher Corp.	31,793	7,062,497
Medtronic PLC	92,622	10,849,741
Mettler-Toledo International, Inc. (a)	1,844	2,101,570
Stryker Corp.	86,294	21,145,482
Thermo Fisher Scientific, Inc.	29,121	13,563,979

		$129,848,781

Other Banks & Diversified Financials – 4.4%
Mastercard, Inc., “A”	6,686	$2,386,501
Moody’s Corp.	36,495	10,592,309
Visa, Inc., “A”	154,007	33,685,951

		$46,664,761

Pharmaceuticals – 0.4%
Roche Holding AG	11,889	$4,149,668

Railroad & Shipping – 1.4%
Union Pacific Corp.	71,591	$14,906,678

Restaurants – 1.4%
Starbucks Corp.	142,326	$15,226,035

Specialty Stores – 2.4%
Ross Stores, Inc.	105,169	$12,915,805
TJX Cos., Inc.	180,395	12,319,174

		$25,234,979

Total Common Stocks (Identified Cost, $521,743,693)		$1,061,016,243

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $8,618,175)	8,618,176	$8,618,176

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(78,644)

NET ASSETS – 100.0%		$1,069,555,775

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $8,618,176 and $1,061,016,243, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $521,743,693)	$1,061,016,243
Investments in affiliated issuers, at value (identified cost, $8,618,175)	8,618,176
Receivables for
Investments sold	88,739
Fund shares sold	230,003
Dividends	469,251
Other assets	4,641
Total assets	$1,070,427,053

Liabilities
Payables for
Fund shares reacquired	$716,150
Payable to affiliates
Investment adviser	42,538
Administrative services fee	733
Shareholder servicing costs	157
Distribution and/or service fees	5,809
Payable for independent Trustees’ compensation	351
Accrued expenses and other liabilities	105,540
Total liabilities	$871,278
Net assets	$1,069,555,775

Net assets consist of
Paid-in capital	$383,534,102
Total distributable earnings (loss)	686,021,673
Net assets	$1,069,555,775
Shares of beneficial interest outstanding	42,954,117

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$641,266,720	25,593,884	$25.06
Service Class	428,289,055	17,360,233	24.67

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$10,199,828
Other	49,706
Dividends from affiliated issuers	36,937
Income on securities loaned	15,309
Foreign taxes withheld	(147,102)
Total investment income	$10,154,678
Expenses
Management fee	$7,242,655
Distribution and/or service fees	967,192
Shareholder servicing costs	29,318
Administrative services fee	137,948
Independent Trustees’ compensation	21,865
Custodian fee	62,370
Shareholder communications	55,797
Audit and tax fees	60,287
Legal fees	7,605
Miscellaneous	36,446
Total expenses	$8,621,483
Reduction of expenses by investment adviser	(106,105)
Net expenses	$8,515,378
Net investment income (loss)	$1,639,300

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$146,328,559
Affiliated issuers	(1,649)
Foreign currency	(16,319)
Net realized gain (loss)	$146,310,591
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$52,915,260
Affiliated issuers	2
Translation of assets and liabilities in foreign currencies	10,637
Net unrealized gain (loss)	$52,925,899
Net realized and unrealized gain (loss)	$199,236,490
Change in net assets from operations	$200,875,790

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$1,639,300	$3,831,117
Net realized gain (loss)	146,310,591	93,493,641
Net unrealized gain (loss)	52,925,899	209,459,172
Change in net assets from operations	$200,875,790	$306,783,930
Total distributions to shareholders	$(96,440,810)	$(77,028,659)
Change in net assets from fund share transactions	$(40,476,255)	$(37,891,568)
Total change in net assets	$63,958,725	$191,863,703

Net assets
At beginning of period	1,005,597,050	813,733,347
At end of period	$1,069,555,775	$1,005,597,050

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$22.58	$17.60	$18.60	$15.38	$16.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.11	$0.13	$0.11	$0.11	(c)
Net realized and unrealized gain (loss)	4.80	6.71	0.16	4.16	0.95
Total from investment operations	$4.86	$6.82	$0.29	$4.27	$1.06

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.13)	$(0.12)	$(0.12)	$(0.10)
From net realized gain	(2.27)	(1.71)	(1.17)	(0.93)	(1.96)
Total distributions declared to shareholders	$(2.38)	$(1.84)	$(1.29)	$(1.05)	$(2.06)
Net asset value, end of period (x)	$25.06	$22.58	$17.60	$18.60	$15.38
Total return (%) (k)(r)(s)(x)	22.53	39.95	0.81	28.42	6.08	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.80	0.81	0.78	(c)
Expenses after expense reductions (f)	0.78	0.78	0.79	0.80	0.77	(c)
Net investment income (loss)	0.27	0.51	0.65	0.66	0.70	(c)
Portfolio turnover	33	22	23	21	24
Net assets at end of period (000 omitted)	$641,267	$603,369	$493,783	$562,471	$500,924

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$22.27	$17.38	$18.38	$15.21	$16.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$0.05	$0.08	$0.07	$0.07	(c)
Net realized and unrealized gain (loss)	4.72	6.62	0.16	4.10	0.94
Total from investment operations	$4.72	$6.67	$0.24	$4.17	$1.01

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)	$(0.07)	$(0.07)	$(0.06)
From net realized gain	(2.27)	(1.71)	(1.17)	(0.93)	(1.96)
Total distributions declared to shareholders	$(2.32)	$(1.78)	$(1.24)	$(1.00)	$(2.02)
Net asset value, end of period (x)	$24.67	$22.27	$17.38	$18.38	$15.21
Total return (%) (k)(r)(s)(x)	22.20	39.58	0.58	28.10	5.84	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.04	1.05	1.06	1.03	(c)
Expenses after expense reductions (f)	1.03	1.03	1.04	1.05	1.02	(c)
Net investment income (loss)	0.02	0.26	0.40	0.41	0.45	(c)
Portfolio turnover	33	22	23	21	24
Net assets at end of period (000 omitted)	$428,289	$402,228	$319,950	$369,950	$328,673

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$967,034,716	$—	$—	$967,034,716
China	18,956,557	12,582,176	—	31,538,733
Canada	18,890,694	—	—	18,890,694
Germany	16,559,159	—	—	16,559,159
France	14,133,049	—	—	14,133,049
Taiwan	8,710,224	—	—	8,710,224
Switzerland	4,149,668	—	—	4,149,668
Mutual Funds	8,618,176	—	—	8,618,176
Total	$1,057,052,243	$12,582,176	$—	$1,069,634,419

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$9,714,474	$9,294,449
Long-term capital gains	86,726,336	67,734,210
Total distributions	$96,440,810	$77,028,659

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$532,150,972
Gross appreciation	538,026,198
Gross depreciation	(542,751)
Net unrealized appreciation (depreciation)	$537,483,447

Undistributed ordinary income	6,111,511
Undistributed long-term capital gain	142,415,273
Other temporary differences	11,442

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$58,026,955	$47,083,180
Service Class	38,413,855	29,945,479
Total	$96,440,810	$77,028,659

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $106,105, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $27,529, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,789.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,584,958 and $226,775, respectively. The sales transactions resulted in net realized gains (losses) of $(21,908).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $49,570, which is included in “Other” income in the Statement of Operations.

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $314,918,685 and $447,796,664, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	536,906	$11,499,519	727,093	$15,422,380
Service Class	1,322,375	28,371,478	1,484,252	30,568,543
	1,859,281	$39,870,997	2,211,345	$45,990,923

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,538,362	$58,026,955	2,333,161	$47,083,180
Service Class	1,705,766	38,413,855	1,503,287	29,945,479
	4,244,128	$96,440,810	3,836,448	$77,028,659

Shares reacquired
Initial Class	(4,205,948)	$(94,166,872)	(4,390,381)	$(91,905,899)
Service Class	(3,730,825)	(82,621,190)	(3,334,851)	(69,005,251)
	(7,936,773)	$(176,788,062)	(7,725,232)	$(160,911,150)

Net change
Initial Class	(1,130,680)	$(24,640,398)	(1,330,127)	$(29,400,339)
Service Class	(702,684)	(15,835,857)	(347,312)	(8,491,229)
	(1,833,364)	$(40,476,255)	(1,677,439)	$(37,891,568)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $4,936 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$11,991,156	$171,606,932	$174,978,265	$(1,649)	$2	$8,618,176

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$36,937	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

18

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Massachusetts Investors Growth Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

20

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

21

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Jeffrey Constantino Joseph Skorski

22

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Massachusetts Investors Growth Stock Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

23

MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

24

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $95,399,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.87% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report
December 31, 2020
MFS®  Research
International Portfolio
MFS® Variable Insurance Trust II
RSS-ANN

MFS® Research International Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Research International Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Roche Holding AG	2.9%
Nestle S.A.	2.7%
Schneider Electric SE	2.3%
Linde PLC	2.2%
Novo Nordisk A.S., “B”	2.1%
LVMH Moet Hennessy Louis Vuitton SE	2.0%
AIA Group Ltd.	1.8%
Daikin Industries Ltd.	1.6%
Diageo PLC	1.5%
BNP Paribas	1.5%
Global equity sectors (k)
Capital Goods	22.0%
Financial Services	18.5%
Health Care	11.6%
Technology	11.5%
Consumer Cyclicals	10.0%
Consumer Staples	8.8%
Energy	6.4%
Telecommunications/Cable Television	3.3%
Issuer country weightings (x)
Japan	19.9%
United States	12.7%
Switzerland	11.3%
France	10.0%
Germany	7.9%
United Kingdom	6.5%
Netherlands	5.9%
Hong Kong	4.2%
China	3.8%
Other Countries	17.8%
Currency exposure weightings (y)
Euro	30.8%
Japanese Yen	19.9%
United States Dollar	12.0%
Swiss Franc	11.3%
British Pound Sterling	7.3%
Hong Kong Dollar	7.0%
Danish Krone	2.8%
Australian Dollar	2.5%
Canadian Dollar	1.8%
Other Currencies	4.6%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Research International Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Research International Portfolio (fund) provided a total return of 12.95%, while Service Class shares of the fund provided a total return of 12.71%. These compare with a return of 7.82% over the same period for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Contributors to Performance
Stock selection within the capital goods sector contributed to the fund's performance relative to the MSCI EAFE Index, led by its overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), electronic power tools manufacturer Techtronic Industries (Hong Kong) and air conditioning system manufacturer Daikin Industries (Japan). The stock price of Schneider Electric appreciated over the reporting period as the company reported earnings per share results that exceeded market expectations, driven by stronger-than-anticipated sales within its energy management and industrial automation segments.
Security selection within the financial services sector also supported the fund's relative results. Within this sector, not owning shares of poor-performance banking and financial services company HSBC (United Kingdom), and the fund's holdings of stock exchange operator Euronext(b) (Netherlands), bolstered relative performance. Elsewhere, not owning shares of weak-performing global energy and petrochemicals company Royal Dutch Shell(h) (United Kingdom) contributed to relative performance. Although the company reported relatively better-than-expected financial results, driven by oil trading, strength in downstream performance and cost cutting, shares of Royal Dutch Shell declined due to a difficult macroeconomic environment and weak demand for energy products. The fund's holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan), internet search engine and online computer games provider NAVER(b) (South Korea), microchip and electronics manufacturer Samsung Electronics(b) (South Korea) and software engineering solutions and technology services provider EPAM Systems(b) also benefited relative returns.
Detractors from Performance
Stock selection within the health care sector held back relative performance, led by the fund's overweight positions in weak-performing pharmaceutical products manufacturer Santen Pharmaceutical (Japan) and life sciences company Bayer (Germany).
Individual stocks in other sectors that were among the fund's top relative detractors included not owning shares of ASML(h) (Netherlands), a lithography systems manufacturer for the semiconductor industry. Shares of ASML rose as the company posted strong financial results and a reassuring outlook. Better-than-expected sales benefited from higher extreme ultraviolet machines (EUV) revenue recognition, while the positive outlook was supported by growing demand associated with digital transformation, including
3

MFS Research International Portfolio
Management Review - continued
a 5G network rollout and artificial intelligence (AI) advances. The fund's overweight positions in financial services provider AIB Group (Ireland), oil and gas company Galp Energia (Portugal), integrated oil company BP(h) (United Kingdom), banking and financial services firm Intesa Sanpaolo(h) (Italy) and food processing company Danone (France) further weighed on relative performance. The fund's holdings of insurance company Hiscox(b) (United Kingdom) also held back relative returns.
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Victoria Higley and Camille Humphries Lee
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Research International Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	12.95%	9.61%	5.97%
Service Class	8/24/01	12.71%	9.34%	5.71%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	7.82%	7.45%	5.51%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS Research International Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Research International Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.96%	$1,000.00	$1,208.56	$5.33
	Hypothetical (h)	0.96%	$1,000.00	$1,020.31	$4.88
Service Class	Actual	1.21%	$1,000.00	$1,207.18	$6.71
	Hypothetical (h)	1.21%	$1,000.00	$1,019.05	$6.14
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
7

MFS Research International Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 92.1%
Airlines – 0.4%
Ryanair Holdings PLC, ADR (a)	18,684	$ 2,054,866
Alcoholic Beverages – 1.5%
Diageo PLC	183,047	$ 7,234,220
Apparel Manufacturers – 4.1%
Adidas AG (a)	16,278	$ 5,924,045
Burberry Group PLC (a)	58,074	1,421,154
Compagnie Financiere Richemont S.A.	32,730	2,960,599
LVMH Moet Hennessy Louis Vuitton SE	15,853	9,894,508
		$20,200,306
Automotive – 2.3%
Continental AG	19,434	$ 2,878,663
Koito Manufacturing Co. Ltd.	64,200	4,364,767
Toyota Industries Corp.	13,000	1,031,136
USS Co. Ltd.	149,200	3,014,200
		$11,288,766
Brokerage & Asset Managers – 1.7%
Euronext N.V.	41,305	$ 4,548,992
Hong Kong Exchanges & Clearing Ltd.	73,300	4,031,527
		$8,580,519
Business Services – 0.8%
Nomura Research Institute Ltd.	112,100	$ 4,011,520
Computer Software – 0.5%
Cadence Design Systems, Inc. (a)	19,395	$ 2,646,060
Topicus.com, Inc. (a)	3,953	14,944
		$2,661,004
Computer Software - Systems – 4.7%
Amadeus IT Group S.A.	54,435	$ 3,940,971
Constellation Software, Inc.	2,114	2,745,128
EPAM Systems, Inc. (a)	9,949	3,565,224
Fujitsu Ltd.	18,700	2,699,371
Hitachi Ltd.	132,900	5,232,081
Samsung Electronics Co. Ltd.	62,200	4,637,945
		$22,820,720
Construction – 1.4%
Techtronic Industries Co. Ltd.	361,000	$ 5,168,861
Toto Ltd.	31,900	1,915,452
		$7,084,313
Consumer Products – 1.9%
Kao Corp.	59,000	$ 4,554,065
Reckitt Benckiser Group PLC	51,181	4,578,750
		$9,132,815
Consumer Services – 1.0%
51job, Inc., ADR (a)	22,619	$ 1,583,330
Carsales.com Ltd.	51,646	796,728
Persol Holdings Co. Ltd.	70,800	1,276,052
SEEK Ltd.	48,451	1,065,690
		$4,721,800
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – 0.7%
Brambles Ltd.	434,420	$ 3,559,106
Electrical Equipment – 3.4%
Legrand S.A.	56,027	$ 4,996,514
Schneider Electric SE	79,167	11,441,310
		$16,437,824
Electronics – 2.4%
Kyocera Corp.	48,300	$ 2,959,138
NXP Semiconductors N.V.	27,678	4,401,079
Taiwan Semiconductor Manufacturing Co. Ltd.	228,804	4,297,278
		$11,657,495
Energy - Independent – 0.4%
Oil Search Ltd.	687,717	$ 1,967,025
Energy - Integrated – 2.0%
Cairn Energy PLC (a)	816,681	$ 2,349,695
Eni S.p.A.	203,398	2,124,017
Galp Energia SGPS S.A., “B”	297,113	3,177,423
Idemitsu Kosan Co. Ltd.	101,300	2,227,021
		$9,878,156
Food & Beverages – 3.8%
Danone S.A.	80,529	$ 5,288,815
Nestle S.A.	111,797	13,166,108
		$18,454,923
Food & Drug Stores – 0.3%
Sugi Holdings Co. Ltd.	20,200	$ 1,349,862
Gaming & Lodging – 0.8%
Flutter Entertainment PLC (a)	18,517	$ 3,833,755
Insurance – 4.7%
AIA Group Ltd.	721,800	$ 8,890,892
Aon PLC	30,726	6,491,482
Hiscox Ltd. (a)	205,643	2,835,286
Zurich Insurance Group AG	11,452	4,853,826
		$23,071,486
Internet – 3.1%
NAVER Corp. (a)	11,808	$ 3,179,453
NetEase.com, Inc., ADR	52,734	5,050,335
Scout24 AG	31,202	2,555,807
Tencent Holdings Ltd.	61,900	4,522,862
		$15,308,457
Leisure & Toys – 1.6%
Nintendo Co. Ltd.	6,000	$ 3,825,287
Prosus N.V.	22,481	2,418,356
Yamaha Corp.	24,700	1,452,027
		$7,695,670

8

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 6.2%
Daikin Industries Ltd.	35,900	$ 7,968,893
GEA Group AG	113,629	4,064,500
Kubota Corp.	278,100	6,062,690
Ritchie Bros. Auctioneers, Inc.	52,860	3,674,328
Schindler Holding AG	16,102	4,347,842
SMC Corp.	6,800	4,145,659
		$30,263,912
Major Banks – 4.6%
Bank of Ireland Group PLC (a)	612,706	$ 2,489,002
BNP Paribas (a)	135,053	7,111,786
Credit Suisse Group AG	242,144	3,118,086
Mitsubishi UFJ Financial Group, Inc.	858,600	3,792,625
NatWest Group PLC (a)	1,200,058	2,775,470
UBS Group AG	247,240	3,458,005
		$22,744,974
Medical Equipment – 3.5%
EssilorLuxottica	37,271	$ 5,807,622
Koninklijke Philips N.V. (a)	131,346	7,024,888
Terumo Corp.	105,300	4,397,401
		$17,229,911
Natural Gas - Distribution – 0.5%
China Resources Gas Group Ltd.	432,000	$ 2,298,628
Natural Gas - Pipeline – 0.8%
APA Group	226,625	$ 1,686,014
TC Energy Corp.	51,769	2,104,679
		$3,790,693
Other Banks & Diversified Financials – 4.5%
AIB Group PLC (a)	1,318,797	$ 2,708,273
HDFC Bank Ltd. (a)	250,823	4,940,700
ING Groep N.V. (a)	329,687	3,123,247
Julius Baer Group Ltd.	75,724	4,386,270
KBC Group N.V. (a)	54,998	3,848,546
Macquarie Group Ltd.	30,713	3,278,955
		$22,285,991
Pharmaceuticals – 8.1%
Bayer AG	72,168	$ 4,245,539
Kyowa Kirin Co. Ltd.	201,300	5,486,012
Novo Nordisk A.S., “B”	149,730	10,485,573
Roche Holding AG	40,920	14,282,481
Santen Pharmaceutical Co. Ltd.	325,000	5,272,142
		$39,771,747
Printing & Publishing – 1.2%
Wolters Kluwer N.V.	71,067	$ 5,995,721
Real Estate – 2.9%
ESR Cayman Ltd. (a)	595,600	$ 2,135,800
Grand City Properties S.A.	221,440	5,670,145
LEG Immobilien AG	39,894	6,192,461
		$13,998,406
Restaurants – 0.6%
Yum China Holdings, Inc.	49,065	$ 2,801,121
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 8.0%
Akzo Nobel N.V.	56,022	$ 6,013,075
Croda International PLC	59,781	5,400,976
Kansai Paint Co. Ltd.	77,000	2,367,682
Linde PLC (a)	40,865	10,633,542
Nitto Denko Corp.	51,500	4,603,603
Sika AG	18,263	4,988,132
Symrise AG	37,720	4,995,141
		$39,002,151
Telecommunications - Wireless – 2.5%
Advanced Info Service Public Co. Ltd.	318,800	$ 1,872,790
KDDI Corp.	155,200	4,608,428
SoftBank Corp.	74,600	5,821,769
		$12,302,987
Telephone Services – 0.8%
Hellenic Telecommunications Organization S.A.	128,174	$ 2,063,774
Tele2 AB, “B”	150,265	1,986,202
		$4,049,976
Tobacco – 1.7%
British American Tobacco PLC	145,717	$ 5,419,935
Japan Tobacco, Inc.	140,800	2,866,317
		$8,286,252
Utilities - Electric Power – 2.7%
CLP Holdings Ltd.	254,500	$ 2,355,978
E.ON SE	211,406	2,340,906
Iberdrola S.A.	381,540	5,453,468
Orsted A.S.	16,027	3,271,219
		$13,421,571
Total Common Stocks (Identified Cost, $357,404,540)		$451,248,649
	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a)(n) (Identified Cost, $0)	CHF 67.00	11/20/23	72,208	$ 18,760

Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $3,433,184)	3,433,184	$ 3,433,184
Other Assets, Less Liabilities – 7.2%		35,284,723
Net Assets – 100.0%		$489,985,316

9

MFS Research International Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,433,184 and $451,267,409, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $18,760, representing 0.0% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
10

MFS Research International Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $357,404,540)	$451,267,409
Investments in affiliated issuers, at value (identified cost, $3,433,184)	3,433,184
Receivables for
Investments sold	1,002,960
Fund shares sold	35,057,334
Dividends	1,392,539
Other assets	2,251
Total assets	$492,155,677
Liabilities
Payables for
Investments purchased	$1,566,594
Fund shares reacquired	312,659
Payable to affiliates
Investment adviser	27,832
Administrative services fee	352
Shareholder servicing costs	71
Distribution and/or service fees	1,175
Payable for independent Trustees' compensation	153
Deferred country tax expense payable	164,836
Accrued expenses and other liabilities	96,689
Total liabilities	$2,170,361
Net assets	$489,985,316
Net assets consist of
Paid-in capital	$367,954,244
Total distributable earnings (loss)	122,031,072
Net assets	$489,985,316
Shares of beneficial interest outstanding	27,102,940
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$369,243,084	20,356,973	$18.14
Service Class	120,742,232	6,745,967	17.90
See Notes to Financial Statements
11

MFS Research International Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$9,377,896
Dividends from affiliated issuers	13,790
Income on securities loaned	3,848
Other	3,403
Foreign taxes withheld	(867,758)
Total investment income	$8,531,179
Expenses
Management fee	$3,771,779
Distribution and/or service fees	213,720
Shareholder servicing costs	14,024
Administrative services fee	66,121
Independent Trustees' compensation	8,573
Custodian fee	120,543
Shareholder communications	28,437
Audit and tax fees	65,263
Legal fees	3,465
Miscellaneous	29,922
Total expenses	$4,321,847
Reduction of expenses by investment adviser	(79,874)
Net expenses	$4,241,973
Net investment income (loss)	$4,289,206
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $16,199 country tax)	$24,927,069
Affiliated issuers	(820)
Foreign currency	(10,718)
Net realized gain (loss)	$24,915,531
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $25,183 increase in deferred country tax)	$24,124,515
Affiliated issuers	280
Translation of assets and liabilities in foreign currencies	72,409
Net unrealized gain (loss)	$24,197,204
Net realized and unrealized gain (loss)	$49,112,735
Change in net assets from operations	$53,401,941
See Notes to Financial Statements
12

MFS Research International Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$4,289,206	$7,927,290
Net realized gain (loss)	24,915,531	14,187,093
Net unrealized gain (loss)	24,197,204	78,776,368
Change in net assets from operations	$53,401,941	$100,890,751
Total distributions to shareholders	$(22,406,392)	$(23,093,143)
Change in net assets from fund share transactions	$2,253,946	$9,763,597
Total change in net assets	$33,249,495	$87,561,205
Net assets
At beginning of period	456,735,821	369,174,616
At end of period	$489,985,316	$456,735,821
See Notes to Financial Statements
13

MFS Research International Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$16.96	$14.07	$17.05	$13.54	$13.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.31	$0.25	$0.22	$0.25(c)
Net realized and unrealized gain (loss)	1.92	3.51	(2.56)	3.59	(0.34)
Total from investment operations	$2.09	$3.82	$(2.31)	$3.81	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.24)	$(0.25)	$(0.30)	$(0.22)
From net realized gain	(0.57)	(0.69)	(0.42)	—	—
Total distributions declared to shareholders	$(0.91)	$(0.93)	$(0.67)	$(0.30)	$(0.22)
Net asset value, end of period (x)	$18.14	$16.96	$14.07	$17.05	$13.54
Total return (%) (k)(r)(s)(x)	12.95	28.04	(14.12)	28.29	(0.70)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.99	0.98	1.00	0.95(c)
Expenses after expense reductions (f)	0.96	0.96	0.97	0.99	0.94(c)
Net investment income (loss)	1.06	1.99	1.51	1.44	1.87(c)
Portfolio turnover	28	24	25	27	41
Net assets at end of period (000 omitted)	$369,243	$356,291	$302,386	$341,613	$318,753
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$16.74	$13.90	$16.84	$13.38	$13.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.26	$0.21	$0.19	$0.21(c)
Net realized and unrealized gain (loss)	1.89	3.47	(2.53)	3.52	(0.33)
Total from investment operations	$2.03	$3.73	$(2.32)	$3.71	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.20)	$(0.20)	$(0.25)	$(0.18)
From net realized gain	(0.57)	(0.69)	(0.42)	—	—
Total distributions declared to shareholders	$(0.87)	$(0.89)	$(0.62)	$(0.25)	$(0.18)
Net asset value, end of period (x)	$17.90	$16.74	$13.90	$16.84	$13.38
Total return (%) (k)(r)(s)(x)	12.71	27.67	(14.32)	27.90	(0.91)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.24	1.23	1.25	1.20(c)
Expenses after expense reductions (f)	1.21	1.21	1.22	1.24	1.19(c)
Net investment income (loss)	0.87	1.65	1.27	1.26	1.58(c)
Portfolio turnover	28	24	25	27	41
Net assets at end of period (000 omitted)	$120,742	$100,445	$66,789	$80,634	$83,138

See Notes to Financial Statements
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MFS Research International Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
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MFS Research International Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading
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MFS Research International Portfolio
Notes to Financial Statements  - continued
of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$97,305,200	$—	$—	$97,305,200
Switzerland	38,534,166	17,045,943	—	55,580,109
France	49,089,547	—	—	49,089,547
Germany	38,867,207	—	—	38,867,207
United Kingdom	5,999,904	26,015,582	—	32,015,486
Netherlands	23,434,763	5,541,603	—	28,976,366
United States	23,336,308	—	—	23,336,308
Hong Kong	—	20,447,258	—	20,447,258
China	13,869,214	4,522,862	—	18,392,076
Other Countries	60,323,104	26,934,748	—	87,257,852
Mutual Funds	3,433,184	—	—	3,433,184
Total	$354,192,597	$100,507,996	$—	$454,700,593
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from
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MFS Research International Portfolio
Notes to Financial Statements  - continued
collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$8,553,340	$5,844,027
Long-term capital gains	13,853,052	17,249,116
Total distributions	$22,406,392	$23,093,143
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$361,616,567
Gross appreciation	115,496,306
Gross depreciation	(22,412,280)
Net unrealized appreciation (depreciation)	$93,084,026
Undistributed ordinary income	6,014,636
Undistributed long-term capital gain	22,895,404
Other temporary differences	37,006
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MFS Research International Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$18,500,918	$19,244,674
Service Class	3,905,474	3,848,469
Total	$22,406,392	$23,093,143
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $46,046, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.96% of average daily net assets for the Initial Class shares and 1.21% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $33,828, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $12,718, which equated to 0.0030% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,306.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0158% of the fund's average daily net assets.
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MFS Research International Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $118,202 and $220,563, respectively. The sales transactions resulted in net realized gains (losses) of $(69,147).
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $116,975,522 and $168,300,935, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,877,609	$27,251,600	1,441,948	$22,641,397
Service Class	3,047,104	51,507,599	1,882,650	30,008,553
	4,924,713	$78,759,199	3,324,598	$52,649,950
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,129,482	$18,500,918	1,288,994	$19,244,674
Service Class	241,377	3,905,474	260,913	3,848,469
	1,370,859	$22,406,392	1,549,907	$23,093,143
Shares reacquired
Initial Class	(3,661,504)	$(57,937,592)	(3,206,510)	$(51,132,710)
Service Class	(2,541,987)	(40,974,053)	(948,381)	(14,846,786)
	(6,203,491)	$(98,911,645)	(4,154,891)	$(65,979,496)
Net change
Initial Class	(654,413)	$(12,185,074)	(475,568)	$(9,246,639)
Service Class	746,494	14,439,020	1,195,182	19,010,236
	92,081	$2,253,946	719,614	$9,763,597
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 21%, 7%, and 4%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
20

MFS Research International Portfolio
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $2,193 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,690,276	$77,447,750	$76,704,302	$(820)	$280	$3,433,184
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$13,790	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
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MFS Research International Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Research International Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
23

MFS Research International Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
24

MFS Research International Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Victoria Higley Camille Humphries Lee
25

MFS Research International Portfolio
Board Review of Investment Advisory Agreement
MFS Research International Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
26

MFS Research International Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS Research International Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
28

MFS Research International Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $15,239,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $9,346,788. The fund intends to pass through foreign tax credits of $867,909 for the fiscal year.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report

December 31, 2020

MFS® Income Portfolio

(formerly MFS® Strategic Income Portfolio)

MFS® Variable Insurance Trust II

SIS-ANN

MFS® Income Portfolio

(formerly MFS® Strategic Income Portfolio)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Income Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
Investment Grade Corporates	38.8%
U.S. Treasury Securities	19.9%
Collateralized Debt Obligations	14.9%
High Yield Corporates	14.4%
Commercial Mortgage-Backed Securities	8.3%
Emerging Markets Bonds	6.3%
Municipal Bonds	2.8%
Asset-Backed Securities	2.2%
Residential Mortgage-Backed Securities	0.6%
U.S. Government Agencies	0.1%
Mortgage-Backed Securities	0.1%
Floating Rate Loans	0.1%

Composition including fixed income credit quality (a)(i)
AAA	6.2%
AA	4.2%
A	21.4%
BBB	34.6%
BB	10.6%
B	5.3%
CCC	2.1%
C (o)	0.0%
D (o)	0.0%
U.S. Government	4.8%
Federal Agencies	0.2%
Not Rated	19.1%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	6.4%
Other	(15.1)%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	7.3 yrs.

2

MFS Income Portfolio

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MFS Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Income Portfolio (fund) provided a total return of 9.35%, while Service Class shares of the fund provided a total return of 9.11%. These compare with a return of 7.51% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s overweight exposure to both the industrials and financial institutions sectors contributed to performance. The fund’s underweight allocations to the agency fixed rate and treasury sectors further strengthened relative returns, as both sectors lagged the performance of the benchmark over the reporting period. Favorable security selection within “BBB” and “A” rated (r) bonds also benefited relative results.

Conversely, yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was an area of relative weakness.

Respectfully,

Portfolio Manager(s)

Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, Robert Persons, and Michael Skatrud

Note to Contract Owners: Effective September 1, 2020, the fund’s name changed to MFS Income Portfolio. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the fund.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

4

MFS Income Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	9.35%	6.58%	5.04%
Service Class	8/24/01	9.11%	6.33%	4.78%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		7.51%	4.44%	3.84%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index (a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.

Average annual total return represents the average annual change in value for each share class for the periods presented.

6

MFS Income Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.75%	$1,000.00	$1,059.52	$3.88
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
Service Class	Actual	1.00%	$1,000.00	$1,057.99	$5.17
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

8

MFS Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 80.3%
Aerospace – 1.4%
L3Harris Technologies, Inc., 4.4%, 6/15/2028	$269,000	$324,029
Raytheon Technologies Corp., 4.125%, 11/16/2028	271,000	322,933

		$646,962

Asset-Backed & Securitized – 26.1%
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 3.208% (LIBOR - 3mo. + 3%), 10/21/2028 (n)	$250,000	$236,933
Allegro CLO Ltd., 2015-1X, “CR”, FLR, 1.864% (LIBOR - 3mo. + 1.65%), 7/25/2027 (n)	250,000	247,935
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 2.136% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	260,000	258,893
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.309% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	260,000	259,003
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 2.658% (LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	244,000	233,058
Arbor Realty Trust, Inc., CLO, 2020-FL1, “D”, FLR, 2.608% (LIBOR - 1mo. + 2.45%), 2/15/2035 (n)	232,000	224,484
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 2.803% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	271,000	258,584
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 1.468% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	250,000	246,601
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 2.859% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	248,157	240,414
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.258% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	250,000	247,249
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.258% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	200,000	194,025
Bancorp Commercial Mortgage Trust, 2019-CRE5, “D”, FLR, 2.508% (LIBOR - 1mo. + 2.35%), 3/15/2036 (n)	280,000	272,194
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 2.458% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	265,000	250,477
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.746% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	99,430	103,377
BSPRT Ltd., 2019-FL5, “C”, FLR, 2.159% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	245,000	237,953
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	97,079	98,449

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	$110,227	$114,786
Cent CLO LP, 2015-24A, “A2R”, FLR, 1.886% (LIBOR - 3mo. + 1.65%), 10/15/2026 (n)	305,000	303,742
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	215,000	216,034
CLNC Ltd., 2019-FL1, “C”, FLR, 2.551% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	265,000	255,109
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	134,719	150,285
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	61,262	62,651
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	346,107	387,112
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	674,459	7
Cutwater Ltd., 2015-1A, “BR”, FLR, 2.036% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	250,000	244,505
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	19,701	19,772
DT Auto Owner Trust, 2020-1A, “C”, 2.29%, 11/17/2025 (n)	123,000	125,756
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	40,000	40,882
Falcon Franchise Loan LLC, 27.086%, 1/05/2023 (n)	303	0
Figueroa CLO Ltd., 2014-1A, “DR”, FLR, 3.486% (LIBOR - 3mo. + 3.25%), 1/15/2027 (n)	250,000	248,671
Flagship CLO, 2014-8A, “BRR”, FLR, 1.63% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	259,587	260,221
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 2.136% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	260,000	257,108
Galaxy CLO Ltd., 2018-29A, “C”, FLR, 1.901% (LIBOR - 3mo. + 1.68%), 11/15/2026 (n)	250,000	246,361
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	261,722	292,821
Hunt CRE Ltd., 2018-FL2, “D”, FLR, 2.908% (LIBOR - 1mo. + 2.75%), 8/15/2028 (n)	200,000	194,080
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 1.403% (LIBOR - 1mo. + 1.25%), 3/17/2037 (n)	130,000	129,893
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.003% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	179,912	179,473

9

MFS Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
KKR Real Estate Financial Trust, Inc., 2018-FL1, “D”, FLR, 2.702% (LIBOR - 1mo. + 2.55%), 6/15/2036 (n)	$205,000	$202,605
Lehman Brothers Commercial Conduit Mortgage Trust, 0.934%, 2/18/2030 (i)	3,536	0
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.709% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	260,000	252,267
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.109% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	228,965	216,428
LoanCore Ltd., 2019-CRE2, “D”, FLR, 2.609% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	209,000	186,359
Man GLG U.S. CLO Ltd., 2018-2A, “BR”, FLR, 2.686% (LIBOR - 3mo. + 2.45%), 10/15/2028	250,000	246,192
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 2.498% (LIBOR - 1mo. + 2.35%), 12/25/2034 (n)	259,000	248,028
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, 2.908% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	250,000	250,373
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	187,518	212,661
Neuberger Berman CLO Ltd., 2015-19A, “A1R2”, FLR, 1.036% (LIBOR - 3mo. + 0.8%), 7/15/2027 (n)	224,010	222,513
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 1.818% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	250,000	246,547
NextGear Floorplan Master Owner Trust, 2018-1A, “B”, 3.57%, 2/15/2023 (n)	200,000	200,682
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 2.123% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	250,000	240,878
Parallel Ltd., 2015-1A, “DR”, FLR, 2.768% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	250,000	240,316
Race Point CLO Ltd., 2013-8A, “CR2”, FLR, 2.273% (LIBOR - 3mo. + 2.05%), 2/20/2030 (n)	250,000	245,903
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	79,839	81,637
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	251,247	287,385
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	155,000	178,058
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	197,844	216,668
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	59,256	59,436

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	$167,746	$188,890
West CLO Ltd., 2014-1A, “CR”, FLR, 3.217% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	260,000	257,096
Wind River CLO Ltd., 2012-1A, “CR2”, FLR, 2.287% (LIBOR - 3mo. + 2.05%), 1/15/2026 (n)	250,000	250,030
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.936% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	250,000	244,911

		$12,314,761

Automotive – 1.4%
Hyundai Capital America, 6.375%, 4/08/2030 (n)	$250,000	$328,751
Lear Corp., 3.5%, 5/30/2030	300,000	328,056

		$656,807

Broadcasting – 1.1%
Discovery, Inc., 4.65%, 5/15/2050	$95,000	$118,621
RELX Capital, Inc., 3%, 5/22/2030	76,000	84,347
Walt Disney Co., 2.65%, 1/13/2031	290,000	317,743

		$520,711

Brokerage & Asset Managers – 2.1%
E*TRADE Financial Corp., 4.5%, 6/20/2028	$217,000	$260,773
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	101,000	105,656
Intercontinental Exchange, Inc., 3%, 9/15/2060	108,000	112,748
Raymond James Financial, 4.65%, 4/01/2030	134,000	164,288
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	304,000	340,506

		$983,971

Building – 0.3%
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	$115,000	$130,260

Business Services – 1.3%
Equinix, Inc., 2.9%, 11/18/2026	$209,000	$228,518
Global Payments, Inc., 2.9%, 5/15/2030	120,000	130,478
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)	35,000	39,670
Tencent Holdings Ltd., 3.24%, 6/03/2050 (n)	200,000	207,085

		$605,751

Cable TV – 0.4%
Time Warner Cable, Inc., 4.5%, 9/15/2042	$183,000	$214,141

10

MFS Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Computer Software – 0.4%
Dell Investments LLC/EMC Corp., 5.3%, 10/01/2029 (n)		$149,000	$182,476

Computer Software – Systems – 0.3%
Apple, Inc., 2.55%, 8/20/2060		$121,000	$124,145

Conglomerates – 0.8%
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		$304,000	$360,520

Consumer Services – 2.2%
Booking Holdings, Inc., 3.55%, 3/15/2028		$270,000	$310,852
Expedia Group, Inc., 3.25%, 2/15/2030		300,000	312,063
Experian Finance PLC, 2.75%, 3/08/2030 (n)		245,000	265,870
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2026 (n)		46,000	38,180
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2029 (n)		132,000	85,509
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2031 (n)		46,000	27,014

			$1,039,488

Electrical Equipment – 0.7%
Arrow Electronics, Inc., 3.875%, 1/12/2028		$277,000	$312,231

Electronics – 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028		$245,000	$269,932
Broadcom, Inc., 4.3%, 11/15/2032		96,000	113,736

			$383,668

Emerging Market Sovereign – 3.1%
Dominican Republic, 4.875%, 9/23/2032 (n)		$150,000	$165,937
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		138,000	141,968
Kingdom of Morocco, 3%, 12/15/2032 (n)		200,000	203,254
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	4,753,000	117,500
Republic of Cote d’Ivoire, 4.875%, 1/30/2032 (n)	EUR	100,000	125,327
Republic of Indonesia, 6.5%, 2/15/2031	IDR	1,663,000,000	123,673
Republic of Kenya, 8%, 5/22/2032		$200,000	232,986
Republic of Panama, 3.75%, 4/17/2026		199,000	217,587
Republic of South Africa, 8%, 1/31/2030	ZAR	2,123,000	137,777

			$1,466,009

Issuer	Shares/Par	Value ($)
BONDS – continued
Energy – Independent – 0.7%
Canadian Oil Sands Co., 4.5%, 4/01/2022 (n)	$118,000	$122,175
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	175,000	198,625

		$320,800

Energy - Integrated – 1.0%
Eni S.p.A., 4%, 9/12/2023 (n)	$200,000	$217,654
Eni S.p.A., 4.25%, 5/09/2029 (n)	200,000	236,813

		$454,467

Financial Institutions – 1.2%
AerCap Ireland Capital DAC, 6.5%, 7/15/2025	$150,000	$179,283
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	195,000	212,432
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	195,000	198,888

		$590,603

Food & Beverages – 0.8%
Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	$125,491	$155,942
Bacardi Ltd., 5.15%, 5/15/2038 (n)	115,000	146,943
Central American Bottling Corp., 5.75%, 1/31/2027 (n)	80,000	84,900

		$387,785

Gaming & Lodging – 0.9%
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030	$268,000	$291,118
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031	45,000	49,105
Marriott International, Inc., 4.625%, 6/15/2030	63,000	73,891

		$414,114

Insurance – Property & Casualty – 2.1%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$310,000	$336,657
Aon Corp., 4.5%, 12/15/2028	276,000	333,005
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	283,000	316,612

		$986,274

Machinery & Tools – 0.7%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$174,000	$190,839
CNH Industrial Capital LLC, 3.85%, 11/15/2027	145,000	163,291

		$354,130

Major Banks – 6.0%
Bank of America Corp., 3.248%, 10/21/2027	$531,000	$594,085
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029	61,000	72,604

11

MFS Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	$245,000	$254,875
Bank of New York Mellon Corp., 4.7% to 9/20/2025, FLR (CMT - 5yr. + 4.358%) to 12/31/2099	200,000	220,560
Barclays PLC, 4.375%, 1/12/2026	200,000	230,468
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	81,000	88,795
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo. + 1.36%) to 7/24/2038	330,000	401,383
PNC Financial Services Group, Inc., 2.55%, 1/22/2030	216,000	236,517
UBS Group Funding (Switzerland)
AG, 4.253%, 3/23/2028 (n)	215,000	251,622
Wells Fargo & Co., 3.196% to 6/17/2026, FLR (LIBOR - 3mo. + 1.17%) to 6/17/2027	238,000	263,868
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. + 1%) to 2/11/2031	221,000	233,763

		$2,848,540

Medical & Health Technology & Services – 2.8%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$200,000	$213,006
BayCare Health System, Inc., 3.831%, 11/15/2050	59,000	73,635
Berks County, PA, Industrial Development Authority (Tower Health Project), 4.451%, 2/01/2050	270,000	225,199
Cigna Corp., 3.2%, 3/15/2040	179,000	196,017
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050	232,000	223,762
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	239,000	281,649
ProMedica Toledo Hospital, “B”,
AGM, 5.75%, 11/15/2038	89,000	106,648

		$1,319,916

Medical Equipment – 0.6%
Abbott Laboratories, 4.75%, 11/30/2036	$205,000	$282,184

Metals & Mining – 0.6%
Newmont Corp., 2.25%, 10/01/2030	$281,000	$295,564

Midstream – 2.6%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$263,000	$292,647
Enbridge, Inc., 3.125%, 11/15/2029	150,000	164,847
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	200,000	207,466
MPLX LP, 4.5%, 4/15/2038	309,000	353,022
Plains All American Pipeline LP, 3.8%, 9/15/2030	135,000	145,055

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	$53,000	$62,789

		$1,225,826

Mortgage-Backed – 0.1%
Fannie Mae, 6.5%, 4/01/2032	$13,336	$15,098
Fannie Mae, 3%, 2/25/2033 (i)	51,087	5,599
Fannie Mae, 5.5%, 9/01/2034	8,686	10,163

		$30,860

Municipals – 2.7%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$195,000	$190,390
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	270,000	283,392
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029	177,000	228,137
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	350,000	344,718
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	5,000	4,038
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	75,000	59,625
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 4.55%, 7/01/2040	174,000	172,704

		$1,283,004

Network & Telecom – 0.7%
Verizon Communications, Inc., 4.5%, 8/10/2033	$275,000	$346,466

Other Banks & Diversified Financials – 0.1%
JSC Kazkommertsbank, 5.5%, 12/21/2022	$72,530	$72,554

Real Estate – Apartment – 0.6%
Mid-America Apartments LP, 2.75%, 3/15/2030	$259,000	$281,219

Real Estate – Office – 0.2%
Alexandria Real Estate Equities, Inc., REIT, 1.875%, 2/01/2033	$117,000	$116,729

Real Estate – Retail – 0.6%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	$259,000	$279,292

Retailers – 0.7%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$65,000	$70,996
Home Depot, Inc., 2.5%, 4/15/2027	250,000	274,237

		$345,233

12

MFS Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Supranational – 0.8%
Corporacion Andina de Fomento, 4.375%, 6/15/2022	$340,000	$357,683

Telecommunications – Wireless – 2.4%
American Tower Corp., REIT, 3.55%, 7/15/2027	$248,000	$280,409
American Tower Corp., REIT, 3.6%, 1/15/2028	125,000	141,953
American Tower Corp., REIT, 3.1%, 6/15/2050	103,000	105,895
Crown Castle International Corp., 4.15%, 7/01/2050	200,000	242,672
Crown Castle International Corp., 3.25%, 1/15/2051	80,000	84,250
T-Mobile USA, Inc., 4.375%, 4/15/2040 (n)	232,000	283,126

		$1,138,305

Tobacco – 0.5%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$231,000	$254,355

Transportation – Services – 0.9%
Adani Ports & Special Economic
Zone Ltd., 4.375%, 7/03/2029 (n)	$200,000	$216,828
Delhi International Airport, 6.125%, 10/31/2026	200,000	204,604

		$421,432

U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 6.35%, 4/01/2021	$271	$273
Small Business Administration, 4.77%, 4/01/2024	9,311	9,721
Small Business Administration, 4.99%, 9/01/2024	7,948	8,324
Small Business Administration, 4.86%, 1/01/2025	10,620	11,150
Small Business Administration, 4.625%, 2/01/2025	14,383	15,095
Small Business Administration, 5.11%, 8/01/2025	11,666	12,376

		$56,939

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – 4.8%
U.S. Treasury Notes, 1.375%, 1/31/2022	$1,800,000	$1,824,188
U.S. Treasury Notes, 0.25%, 9/30/2025	450,000	448,207

		$2,272,395

Utilities – Electric Power – 2.7%
AEP Transmission Co. LLC, 3.65%, 4/01/2050	$46,000	$55,668
Berkshire Hathaway Energy Co., 1.65%, 5/15/2031 (n)	208,000	207,839
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	280,000	317,599
FirstEnergy Corp., 4.85%, 7/15/2047	270,000	335,492
Pacific Gas & Electric Co., 3.5%, 8/01/2050	250,000	248,121
Xcel Energy, Inc., 3.4%, 6/01/2030	84,000	96,387

		$1,261,106

Total Bonds (Identified Cost, $36,267,911)		$37,939,676

COMMON STOCKS – 0.0%
Energy – Independent – 0.0%
Frontera Energy Corp. (Identified Cost, $106,984)	1,188	$3,065

INVESTMENT COMPANIES (h) – 14.2%
Bond Funds – 13.1%
MFS High Yield Pooled Portfolio (v)	664,977	$6,184,285

Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.1% (v)	517,217	$517,217

Total Investment Companies (Identified Cost, $7,177,913)		$6,701,502

OTHER ASSETS, LESS LIABILITIES – 5.5%		2,619,177

NET ASSETS – 100.0%		$47,263,420

(a)	Non-income producing security.

(d)	In default.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,701,502 and $37,942,741, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,798,373, representing 31.3% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

13

MFS Income Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.

AGM	Assured Guaranty Municipal

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

IDR	Indonesian Rupiah

JPY	Japanese Yen

TRY	Turkish Lira

UYU	Uruguayan Peso

ZAR	South African Rand

Derivative Contracts at 12/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	100,642	USD	121,975	Citibank N.A.	1/15/2021	$1,009
TRY	895,000	USD	115,648	HSBC Bank	1/15/2021	4,355

						$5,364

Liability Derivatives
USD	116,764	EUR	99,169	Citibank N.A.	1/15/2021	$(4,419)
USD	117,868	EUR	99,002	Goldman Sachs International	1/15/2021	(3,111)
USD	115,901	IDR	1,649,155,833	JPMorgan Chase Bank N.A.	1/27/2021	(1,237)
USD	2,318,913	JPY	241,000,000	Goldman Sachs International	1/07/2021	(15,179)
USD	120,919	ZAR	2,017,486	Morgan Stanley Capital Services, Inc.	1/15/2021	(16,146)

						$(40,092)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	32	$7,071,250	March - 2021	$5,605
U.S. Treasury Ultra Note 10 yr	Short	USD	23	3,596,266	March - 2021	2,791

						$8,396

Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond	Long	USD	17	$3,630,563	March - 2021	$(4,433)

At December 31, 2020, the fund had cash collateral of $123,288 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

14

MFS Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $36,374,895)	$37,942,741
Investments in affiliated issuers, at value (identified cost, $7,177,913)	6,701,502
Cash	1,995
Foreign currency, at value (identified cost, $2,325,353)	2,333,981
Deposits with brokers for
Futures contracts	123,288
Receivables for
Forward foreign currency exchange contracts	5,364
Net daily variation margin on open futures contracts	8,508
Investments sold	4,881
Fund shares sold	27,730
Interest	250,852
Receivable from investment adviser	5,793
Other assets	526
Total assets	$47,407,161

Liabilities
Payables for
Forward foreign currency exchange contracts	$40,092
Investments purchased	3,502
Fund shares reacquired	34,988
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	50
Distribution and/or service fees	79
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	64,911
Total liabilities	$143,741
Net assets	$47,263,420

Net assets consist of
Paid-in capital	$43,629,666
Total distributable earnings (loss)	3,633,754
Net assets	$47,263,420
Shares of beneficial interest outstanding	4,499,775

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$41,438,219	3,941,219	$10.51
Service Class	5,825,201	558,556	10.43

See Notes to Financial Statements

15

MFS Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Interest	$1,210,940
Dividends from affiliated issuers	385,153
Other	376
Dividends	359
Foreign taxes withheld	(342)
Total investment income	$1,596,486
Expenses
Management fee	$222,793
Distribution and/or service fees	14,965
Shareholder servicing costs	10,021
Administrative services fee	17,500
Independent Trustees’ compensation	1,132
Custodian fee	10,740
Shareholder communications	15,274
Audit and tax fees	81,420
Legal fees	509
Miscellaneous	38,116
Total expenses	$412,470
Reduction of expenses by investment adviser	(62,092)
Net expenses	$350,378
Net investment income (loss)	$1,246,108

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,618,065
Affiliated issuers	(2,515)
Futures contracts	203,747
Forward foreign currency exchange contracts	32,241
Foreign currency	(7,014)
Net realized gain (loss)	$1,844,524
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$695,487
Affiliated issuers	114,411
Futures contracts	51,163
Forward foreign currency exchange contracts	(37,960)
Translation of assets and liabilities in foreign currencies	9,684
Net unrealized gain (loss)	$832,785
Net realized and unrealized gain (loss)	$2,677,309
Change in net assets from operations	$3,923,417

See Notes to Financial Statements

16

MFS Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$1,246,108	$1,481,163
Net realized gain (loss)	1,844,524	899,406
Net unrealized gain (loss)	832,785	2,547,736
Change in net assets from operations	$3,923,417	$4,928,305
Total distributions to shareholders	$(1,603,085)	$(1,558,012)
Change in net assets from fund share transactions	$(97,382)	$(3,054,588)
Total change in net assets	$2,222,950	$315,705

Net assets
At beginning of period	45,040,470	44,724,765
At end of period	$47,263,420	$45,040,470

See Notes to Financial Statements

17

MFS Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$9.98	$9.26	$9.84	$9.71	$9.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.33	$0.33	$0.34	$0.40	(c)
Net realized and unrealized gain (loss)	0.63	0.74	(0.52)	0.26	0.37
Total from investment operations	$0.92	$1.07	$(0.19)	$0.60	$0.77

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.35)	$(0.39)	$(0.47)	$(0.31)
Net asset value, end of period (x)	$10.51	$9.98	$9.26	$9.84	$9.71
Total return (%) (k)(r)(s)(x)	9.35	11.60	(1.99)	6.24	8.24	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.89	1.01	1.03	1.02	0.89	(c)
Expenses after expense reductions (f)(h)	0.75	0.78	0.80	0.80	0.71	(c)
Net investment income (loss)	2.83	3.32	3.42	3.39	4.09	(c)
Portfolio turnover	112	104	59	72	21
Net assets at end of period (000 omitted)	$41,438	$38,670	$38,111	$42,409	$44,191

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$9.90	$9.19	$9.75	$9.63	$9.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.30	$0.30	$0.31	$0.37	(c)
Net realized and unrealized gain (loss)	0.63	0.74	(0.50)	0.25	0.37
Total from investment operations	$0.89	$1.04	$(0.20)	$0.56	$0.74

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.33)	$(0.36)	$(0.44)	$(0.28)
Net asset value, end of period (x)	$10.43	$9.90	$9.19	$9.75	$9.63
Total return (%) (k)(r)(s)(x)	9.11	11.29	(2.11)	5.88	8.00	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.26	1.28	1.27	1.14	(c)
Expenses after expense reductions (f)(h)	1.00	1.03	1.05	1.05	0.97	(c)
Net investment income (loss)	2.59	3.07	3.17	3.16	3.83	(c)
Portfolio turnover	112	104	59	72	21
Net assets at end of period (000 omitted)	$5,825	$6,371	$6,614	$7,287	$8,776

See Notes to Financial Statements

18

MFS Income Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

19

MFS Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Income Portfolio (formerly MFS Strategic Income Portfolio) (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported

20

MFS Income Portfolio

Notes to Financial Statements – continued

during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,065	$—	$—	$3,065
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	2,329,334	—	2,329,334
Non-U.S. Sovereign Debt	—	1,823,692	—	1,823,692
Municipal Bonds	—	1,283,004	—	1,283,004
U.S. Corporate Bonds	—	15,123,150	—	15,123,150
Residential Mortgage-Backed Securities	—	340,226	—	340,226
Commercial Mortgage-Backed Securities	—	3,903,930	—	3,903,930
Asset-Backed Securities (including CDOs)	—	8,101,465	—	8,101,465
Foreign Bonds	—	5,034,875	—	5,034,875
Mutual Funds	6,701,502	—	—	6,701,502
Total	$6,704,567	$37,939,676	$—	$44,644,243

Other Financial Instruments
Futures Contracts – Assets	$8,396	$—	$—	$8,396
Futures Contracts – Liabilities	(4,433)	—	—	(4,433)
Forward Foreign Currency Exchange Contracts – Assets	—	5,364	—	5,364
Forward Foreign Currency Exchange Contracts – Liabilities	—	(40,092)	—	(40,092)

21

MFS Income Portfolio

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$8,396	$(4,433)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	5,364	(40,092)
Total		$13,760	$(44,525)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$203,747	$—	$—
Foreign Exchange	—	32,241	—
Credit	—	—	64,913
Total	$203,747	$32,241	$64,913

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$51,163	$—	$
Foreign Exchange	—	(37,960)	—
Credit	—	—	17,030
Total	$51,163	$(37,960)	$17,030

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by

22

MFS Income Portfolio

Notes to Financial Statements – continued

entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging

23

MFS Income Portfolio

Notes to Financial Statements – continued

purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

24

MFS Income Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,603,085	$1,558,012

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$44,056,526
Gross appreciation	2,054,890
Gross depreciation	(1,497,938)
Net unrealized appreciation (depreciation)	$556,952

Undistributed ordinary income	2,281,906
Undistributed long-term capital gain	785,796
Other temporary differences	9,100

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$1,407,184	$1,348,342
Service Class	195,901	209,670
Total	$1,603,085	$1,558,012

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $4,897, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $57,195, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

25

MFS Income Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $9,220, which equated to 0.0207% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $801.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0393% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay distribution and/or service fees to MFD.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$20,891,079	$21,976,522
Non-U.S. Government securities	28,377,445	29,441,396

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	593,426	$6,061,887	238,399	$2,340,408
Service Class	75,762	764,983	40,987	403,039
	669,188	$6,826,870	279,386	$2,743,447

Shares issued to shareholders in reinvestment of distributions
Initial Class	138,366	$1,407,184	135,240	$1,348,342
Service Class	19,396	195,901	21,179	209,670
	157,762	$1,603,085	156,419	$1,558,012

Shares reacquired
Initial Class	(665,666)	$(6,694,271)	(614,197)	$(6,013,428)
Service Class	(180,269)	(1,833,066)	(138,486)	(1,342,619)
	(845,935)	$(8,527,337)	(752,683)	$(7,356,047)

Net change
Initial Class	66,126	$774,800	(240,558)	$(2,324,678)
Service Class	(85,111)	(872,182)	(76,320)	(729,910)
	(18,985)	$(97,382)	(316,878)	$(3,054,588)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its

26

MFS Income Portfolio

Notes to Financial Statements – continued

borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $235 and $58, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$5,079,021	$8,515,291	$7,521,403	$(3,035)	$114,411	$6,184,285
MFS Institutional Money Market Portfolio	48,852	29,622,724	29,154,879	520	—	517,217
	$5,127,873	$38,138,015	$36,676,282	$(2,515)	$114,411	$6,701,502

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio					$375,325	$—
MFS Institutional Money Market Portfolio					9,828	—
					$385,153	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

27

MFS Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Income Portfolio (formerly MFS Strategic Income Portfolio):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Income Portfolio (formerly MFS Strategic Income Portfolio) (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

29

MFS Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

30

MFS Income Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Robert Persons Michael Skatrud

31

MFS Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Income Portfolio (formerly MFS Strategic Income Portfolio)

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

32

MFS Income Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

33

MFS Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

34

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

Annual Report
December 31, 2020
MFS®  Technology Portfolio
MFS® Variable Insurance Trust II
TKS-ANN

MFS® Technology Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Technology Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Amazon.com, Inc.	9.3%
Microsoft Corp.	9.1%
Mastercard, Inc., “A”	4.0%
Facebook, Inc., “A”	3.9%
PayPal Holdings, Inc.	3.6%
Adobe Systems, Inc.	3.4%
Alphabet, Inc., “A”	3.4%
Apple, Inc.	3.3%
Global Payments, Inc.	2.6%
Visa, Inc., “A”	2.5%
Top five industries
Computer Software	23.5%
Internet	16.2%
Computer Software - Systems	10.7%
Business Services	10.3%
Specialty Stores	10.2%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Technology Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Technology Portfolio (fund) provided a total return of 46.84%, while Service Class shares of the fund provided a total return of 46.41%. These compare with a return of 18.40% over the same period for the fund’s benchmark, the Standard & Poor's 500 Stock Index, and a return of 45.15% for the fund’s other benchmark, the Standard & Poor's North American Technology Sector Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Contributors to Performance
Stock selection in the software industry contributed to the fund's performance relative to the Standard & Poor’s North American Technology Sector Index. Within this industry, overweight positions in computer software company DocuSign, global enterprise cloud communications and collaboration solutions provider RingCentral and cloud-based marketing and sales software platform HubSpot, and holdings of cloud and IT services provider RAKUS(b) (Japan), supported relative results. The COVID-driven shift to a stay at home environment helped accelerate DocuSign's already strong e-signature growth and led to a boost in billings and its new customer base.
Within the communications equipment industry, the fund's short position in network equipment company Cisco Systems(h) supported relative results. The share price of Cisco Systems fell after the company reported a disappointing full-year outlook. COVID-19 continued to impact the firm's customer base, notably small and mid-sized businesses, which carefully managed technology investments given the uncertain macro environment.
Security selection in the internet & direct marketing retail industry helped relative performance. Within this industry, an overweight position in pure-play e-commerce business Chewy and e-commerce platform provider Farfetch (United Kingdom) bolstered relative returns. The share price of Chewy appreciated due to strong financial results and a raised outlook. The company benefited from increased demand and a growing customer base as pet adoption rates increased and the shift to e-commerce accelerated during the pandemic.
Stocks in other industries that benefited relative results included not owning both semiconductor company Intel and diversified technology products and services company International Business Machines (IBM), and holdings of consumer digital health company Livongo(b)(h). The share price of Intel dropped on the back of a weakness in its Data Center Group. Additionally, the firm came under pressure as management delayed the ramp-up of its 7nm process technology, while competitor AMD appeared to have gained market share in PCs and server chips.
3

MFS Technology Portfolio
Management Review - continued
Detractors from Performance
In the automobiles industry, a short position in electric vehicle manufacturer Tesla(b)(h) held back relative performance. The share price of Tesla appreciated throughout the period after the company disclosed record deliveries amid the launch of its Model Y and China factory. Additionally, Tesla was added as a constituent to the S&P 500 Index, which further boosted the stock's performance.
An underweight allocation to the technology hardware storage & peripherals industry also detracted from relative performance. Within this industry, an underweight position in computer and personal electronics maker Apple hindered relative returns. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected. The shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility.
Stocks in other industries that weighed on relative results included the timing of the fund's ownership in shares of financial technology services provider Fiserv(h) and semiconductor manufacturer Microchip Technology(h), and its holdings of online and mobile commerce company Alibaba Group Holding(b) (China). The share price of Fiserv appeared to have reacted negatively to the announcement that the company's CEO would be stepping down roughly a year earlier than expected. The company also reported a decline in revenue in its merchant acceptance, financial technology, and payments and network segments. Additionally, the fund's underweight positions in cloud-based e-commerce platform operator Shopify and computer graphics processor maker NVIDIA, and overweight positions in electronic payment services company Global Payments and global banking and payment technologies provider Fidelity National Information Services, further dampened relative results. The share price of Shopify advanced as demand for digital e-commerce solutions surged with the outbreak of the COVID-19 pandemic and consumers transitioned to shopping from home.
The fund's cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Matthew Sabel
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Technology Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	46.84%	25.17%	19.43%
Service Class	8/24/01	46.41%	24.86%	19.14%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	18.40%	15.22%	13.88%
Standard & Poor's North American Technology Sector Index (f)	45.15%	27.33%	20.57%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's North American Technology Sector Index(g) - a modified market capitalization-weighted index that measures the performance of selected technology stocks.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Technology Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Technology Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.91%	$1,000.00	$1,245.99	$5.14
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62
Service Class	Actual	1.16%	$1,000.00	$1,244.66	$6.55
	Hypothetical (h)	1.16%	$1,000.00	$1,019.30	$5.89
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
7

MFS Technology Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.7%
Aerospace – 0.4%
CACI International, Inc., “A” (a)	1,674	$ 417,378
Biotechnology – 0.3%
Adaptive Biotechnologies Corp. (a)	5,927	$ 350,464
Brokerage & Asset Managers – 0.8%
NASDAQ, Inc.	4,244	$ 563,349
Tradeweb Markets, Inc.	3,940	246,053
		$809,402
Business Services – 10.3%
Clarivate PLC (a)	24,152	$ 717,556
Endava PLC, ADR (a)	11,176	857,758
Fidelity National Information Services, Inc.	10,261	1,451,521
Global Payments, Inc.	12,610	2,716,448
IHS Markit Ltd.	2,249	202,028
Nuvei Corp. (a)	8,454	509,184
PayPal Holdings, Inc. (a)	16,175	3,788,185
Verisk Analytics, Inc., “A”	2,653	550,736
		$10,793,416
Cable TV – 1.1%
Charter Communications, Inc., “A” (a)	1,755	$ 1,161,020
Computer Software – 23.6%
Adobe Systems, Inc. (a)	7,195	$ 3,598,363
Asana, Inc. (a)	13,737	405,928
Atlassian Corp. PLC, “A” (a)	3,024	707,223
Autodesk, Inc. (a)	3,907	1,192,963
Bentley Systems, Inc., “B”	2,975	120,517
Black Knight, Inc. (a)	7,353	649,638
Coupa Software, Inc. (a)	145	49,142
DocuSign, Inc. (a)	3,359	746,706
Dun & Bradstreet Holdings, Inc. (a)	16,120	401,388
Eventbrite, Inc. (a)	13,974	252,929
Microsoft Corp. (s)	42,482	9,448,846
Okta, Inc. (a)	3,146	799,902
Ping Identity Holding Corp. (a)	9,657	276,577
RAKUS Co. Ltd.	17,400	403,088
RingCentral, Inc. (a)	4,491	1,701,954
salesforce.com, inc. (a)	10,432	2,321,433
Topicus.com, Inc. (a)	1,186	4,484
Twilio, Inc., “A” (a)	1,900	643,150
Zendesk, Inc. (a)	5,863	839,113
		$24,563,344
Computer Software - Systems – 10.8%
Apple, Inc.	25,721	$ 3,412,919
Constellation Software, Inc.	638	828,473
Descartes Systems Group, Inc. (a)	8,434	493,292
EPAM Systems, Inc. (a)	2,341	838,897
HubSpot, Inc. (a)	2,912	1,154,433
Q2 Holdings, Inc. (a)	4,341	549,267
ServiceNow, Inc. (a)	3,788	2,085,029
Square, Inc., “A” (a)	3,139	683,172
TransUnion	5,819	577,361
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Wix.com Ltd. (a)	2,355	$ 588,656
		$11,211,499
Consumer Services – 0.9%
Booking Holdings, Inc. (a)	431	$ 959,953
Electronics – 10.0%
Advanced Micro Devices (a)	23,429	$ 2,148,674
Allegro MicroSystems, Inc. (a)	15,084	402,139
ASML Holding N.V.	1,324	645,741
KLA Corp.	4,553	1,178,817
Lam Research Corp.	3,430	1,619,886
Marvell Technology Group Ltd.	20,567	977,755
NVIDIA Corp.	4,148	2,166,086
Skyworks Solutions, Inc.	7,423	1,134,828
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,869	203,796
		$10,477,722
Internet – 16.2%
Airbnb, Inc., “A” (a)	214	$ 31,415
Alibaba Group Holding Ltd., ADR (a)	7,748	1,803,192
Allegro.eu S.A. (a)	13,767	312,141
Alphabet, Inc., “A” (a)(s)	2,008	3,519,301
ContextLogic, Inc., “A” (a)	13,843	252,496
DraftKings, Inc. (a)	9,915	461,642
Facebook, Inc., “A” (a)	14,925	4,076,913
Farfetch Ltd., “A” (a)	13,265	846,440
Match Group, Inc. (a)	5,915	894,289
Mercadolibre, Inc. (a)	355	594,703
NetEase.com, Inc., ADR	10,101	967,373
Pinterest, Inc. (a)	10,702	705,262
Sea Ltd., ADR (a)	2,012	400,489
Tencent Holdings Ltd.	27,400	2,002,042
		$16,867,698
Leisure & Toys – 3.6%
Activision Blizzard, Inc.	17,366	$ 1,612,433
Electronic Arts, Inc.	7,979	1,145,784
Take-Two Interactive Software, Inc. (a)	5,020	1,043,105
		$3,801,322
Medical & Health Technology & Services – 0.7%
Guardant Health, Inc. (a)	4,997	$ 644,014
Teladoc Health, Inc. (a)	396	79,184
		$723,198
Medical Equipment – 0.7%
Bio-Techne Corp.	1,617	$ 513,478
Maravai Lifesciences Holdings, Inc., “A” (a)	7,076	198,482
		$711,960
Other Banks & Diversified Financials – 6.5%
Mastercard, Inc., “A”	11,586	$ 4,135,507
Visa, Inc., “A”	12,075	2,641,165
		$6,776,672

8

MFS Technology Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Printing & Publishing – 0.5%
Wolters Kluwer N.V.	6,427	$ 542,228
Specialty Stores – 10.3%
Amazon.com, Inc. (a)(s)	2,970	$ 9,673,082
Chewy, Inc., “A” (a)	8,901	800,111
Shopify, Inc. (a)	193	218,466
		$10,691,659
Total Common Stocks (Identified Cost, $51,288,498)		$ 100,858,935
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 3.1%
Money Market Funds – 3.1%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $3,257,002)	3,257,002	$ 3,257,002
Other Assets, Less Liabilities – 0.2%		195,545
Net Assets – 100.0%		$ 104,311,482

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,257,002 and $100,858,935, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2020, the fund had no short sales outstanding.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At December 31, 2020, the fund had cash collateral of $49,406 and other liquid securities with an aggregate value of $542,148 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
9

MFS Technology Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $51,288,498)	$100,858,935
Investments in affiliated issuers, at value (identified cost, $3,257,002)	3,257,002
Deposits with brokers for
Securities sold short	49,406
Receivables for
Fund shares sold	201,000
Interest and dividends	11,240
Other assets	781
Total assets	$104,378,364
Liabilities
Payables for
Investments purchased	$4,436
Fund shares reacquired	12,048
Payable to affiliates
Investment adviser	4,201
Administrative services fee	130
Shareholder servicing costs	45
Distribution and/or service fees	1,029
Payable for independent Trustees' compensation	33
Accrued expenses and other liabilities	44,960
Total liabilities	$66,882
Net assets	$104,311,482
Net assets consist of
Paid-in capital	$48,255,482
Total distributable earnings (loss)	56,056,000
Net assets	$104,311,482
Shares of beneficial interest outstanding	3,516,471
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$28,767,735	924,973	$31.10
Service Class	75,543,747	2,591,498	29.15
See Notes to Financial Statements
10

MFS Technology Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$284,762
Other	9,132
Dividends from affiliated issuers	8,563
Income on securities loaned	341
Foreign taxes withheld	(2,183)
Total investment income	$300,615
Expenses
Management fee	$594,776
Distribution and/or service fees	140,328
Shareholder servicing costs	7,517
Administrative services fee	21,294
Independent Trustees' compensation	2,492
Custodian fee	13,764
Shareholder communications	5,039
Audit and tax fees	58,544
Legal fees	843
Dividend and interest expense on securities sold short	14,989
Interest expense and fees	589
Miscellaneous	29,658
Total expenses	$889,833
Reduction of expenses by investment adviser	(8,735)
Net expenses	$881,098
Net investment income (loss)	$(580,483)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$8,398,770
Affiliated issuers	(277)
Written options	11,445
Securities sold short	(859,962)
Foreign currency	377
Net realized gain (loss)	$7,550,353
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$24,011,096
Securities sold short	224,813
Net unrealized gain (loss)	$24,235,909
Net realized and unrealized gain (loss)	$31,786,262
Change in net assets from operations	$31,205,779
See Notes to Financial Statements
11

MFS Technology Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$(580,483)	$(404,222)
Net realized gain (loss)	7,550,353	(40,969)
Net unrealized gain (loss)	24,235,909	20,037,699
Change in net assets from operations	$31,205,779	$19,592,508
Total distributions to shareholders	$—	$(6,957,005)
Change in net assets from fund share transactions	$4,958,901	$(816,272)
Total change in net assets	$36,164,680	$11,819,231
Net assets
At beginning of period	68,146,802	56,327,571
At end of period	$104,311,482	$68,146,802
See Notes to Financial Statements
12

MFS Technology Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$21.18	$17.34	$17.96	$13.19	$12.45
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.09)	$(0.07)	$(0.05)	$(0.01)(c)
Net realized and unrealized gain (loss)	10.06	6.16	0.58	5.16	1.10
Total from investment operations	$9.92	$6.07	$0.51	$5.11	$1.09
Less distributions declared to shareholders
From net realized gain	$—	$(2.23)	$(1.13)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$31.10	$21.18	$17.34	$17.96	$13.19
Total return (%) (k)(r)(s)(x)	46.84	36.16	1.73	39.00	8.69(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.97	0.94	0.88	0.85(c)
Expenses after expense reductions (f)	0.93	0.96	0.93	0.88	0.85(c)
Net investment income (loss)	(0.55)	(0.44)	(0.38)	(0.29)	(0.10)(c)
Portfolio turnover	57	33	39	31	36
Net assets at end of period (000 omitted)	$28,768	$19,336	$17,056	$27,659	$15,195
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.91	0.93	0.85	0.85	0.82(c)

See Notes to Financial Statements
13

MFS Technology Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$19.91	$16.44	$17.11	$12.61	$11.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.13)	$(0.12)	$(0.08)	$(0.04)(c)
Net realized and unrealized gain (loss)	9.43	5.83	0.58	4.92	1.05
Total from investment operations	$9.24	$5.70	$0.46	$4.84	$1.01
Less distributions declared to shareholders
From net realized gain	$—	$(2.23)	$(1.13)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$29.15	$19.91	$16.44	$17.11	$12.61
Total return (%) (k)(r)(s)(x)	46.41	35.88	1.52	38.65	8.39(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.22	1.16	1.14	1.10(c)
Expenses after expense reductions (f)	1.18	1.21	1.15	1.13	1.10(c)
Net investment income (loss)	(0.81)	(0.69)	(0.61)	(0.53)	(0.35)(c)
Portfolio turnover	57	33	39	31	36
Net assets at end of period (000 omitted)	$75,544	$48,811	$39,272	$203,610	$126,561
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.16	1.18	1.07	1.10	1.06(c)
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS Technology Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer
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bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$87,517,694	$—	$—	$87,517,694
China	2,770,565	2,002,042	—	4,772,607
United Kingdom	2,421,754	—	—	2,421,754
Canada	2,049,415	4,484	—	2,053,899
Netherlands	1,187,969	—	—	1,187,969
Japan	805,227	—	—	805,227
Taiwan	604,285	—	—	604,285
Brazil	594,703	—	—	594,703
Israel	588,656	—	—	588,656
Other Countries	312,141	—	—	312,141
Mutual Funds	3,257,002	—	—	3,257,002
Total	$102,109,411	$2,006,526	$—	$104,115,937
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign
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exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At December 31, 2020, the fund did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Written Options
Equity	$11,445
There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
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At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2020, this expense amounted to $14,989. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2020, the fund had no short sales outstanding.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open
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tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$—	$97,726
Long-term capital gains	—	6,859,279
Total distributions	$—	$6,957,005
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$55,039,164
Gross appreciation	49,171,902
Gross depreciation	(95,129)
Net unrealized appreciation (depreciation)	$49,076,773
Undistributed ordinary income	1,120,445
Undistributed long-term capital gain	5,858,782
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$—	$1,929,881
Service Class	—	5,027,124
Total	$—	$6,957,005
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $8,735, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
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The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022.  For the year ended December 31, 2020, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $7,029, which equated to 0.0089% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $488.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0268% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $444,734, respectively. The sales transactions resulted in net realized gains (losses) of $(37,799).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $4,916, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short sales and short-term obligations, aggregated $44,509,902 and $44,943,939, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
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Notes to Financial Statements  - continued
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	215,421	$5,537,761	46,536	$963,805
Service Class	1,213,821	29,404,672	461,713	8,867,564
	1,429,242	$34,942,433	508,249	$9,831,369
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	99,478	$1,929,881
Service Class	—	—	275,459	5,027,124
	—	$—	374,937	$6,957,005
Shares reacquired
Initial Class	(203,201)	$(5,171,507)	(216,620)	$(4,411,510)
Service Class	(1,074,446)	(24,812,025)	(673,201)	(13,193,136)
	(1,277,647)	$(29,983,532)	(889,821)	$(17,604,646)
Net change
Initial Class	12,220	$366,254	(70,606)	$(1,517,824)
Service Class	139,375	4,592,647	63,971	701,552
	151,595	$4,958,901	(6,635)	$(816,272)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $345 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$263,828	$37,533,496	$34,540,045	$(277)	$—	$3,257,002
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$8,563	$—
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Notes to Financial Statements  - continued
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
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MFS Technology Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
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Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
24

MFS Technology Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
25

MFS Technology Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Matthew Sabel
26

MFS Technology Portfolio
Board Review of Investment Advisory Agreement
MFS Technology Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
27

MFS Technology Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
28

MFS Technology Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
29

MFS Technology Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report

December 31, 2020

MFS® U.S. Government

Money Market Portfolio

MFS® Variable Insurance Trust II

MKS-ANN

MFS® U.S. Government Money Market Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS U.S. Government Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	48.4%
A-1	51.8%
Other Assets Less Liabilities	(0.2)%

Maturity breakdown (u)
0 - 7 days	29.8%
8 - 29 days	31.1%
30 - 59 days	27.8%
60 - 89 days	11.5%
90 - 365 days	0.0%
Other Assets Less Liabilities	(0.2)%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS U.S. Government Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it cannot guarantee it will do so. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect the sponsor will provide financial support to the portfolio at any time. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on portfolio distributions or the redemption of contract units. The returns for the portfolio shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.22%	0.00%
Service Class	8/24/01	0.22%	0.00%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2020, with dividends annualized. The yield quotations more closely reflect the current earnings of the portfolio than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the portfolio’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

MFS U.S. Government Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.09%	$1,000.00	$1,000.00	$0.45
	Hypothetical (h)	0.09%	$1,000.00	$1,024.68	$0.46
Service Class	Actual	0.09%	$1,000.00	$1,000.00	$0.45
	Hypothetical (h)	0.09%	$1,000.00	$1,024.68	$0.46

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

As more fully disclosed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

4

MFS U.S. Government Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 90.4%
Fannie Mae, 0.092%, due 1/13/2021	$2,586,000	$2,585,922
Fannie Mae, 0.051%, due 1/14/2021	4,708,000	4,707,915
Fannie Mae, 0.081%, due 1/20/2021	10,731,000	10,730,547
Fannie Mae, 0.07%, due 1/27/2021	7,000,000	6,999,651
Fannie Mae, 0.081%, due 1/27/2021	5,380,000	5,379,689
Fannie Mae, 0.081%, due 2/03/2021	3,843,000	3,842,718
Fannie Mae, 0.071%, due 2/17/2021	7,521,000	7,520,313
Federal Farm Credit Bank, 0.061%, due 1/07/2021	12,000,000	11,999,880
Federal Farm Credit Bank, 0.071%, due 1/07/2021	6,457,000	6,456,925
Federal Farm Credit Bank, 0.071%, due 1/22/2021	3,825,000	3,824,844
Federal Farm Credit Bank, 0.081%, due 2/25/2021	3,704,000	3,703,547
Federal Farm Credit Bank, 0.112%, due 3/16/2021	5,857,000	5,855,676
Federal Home Loan Bank, 0.097%, due 1/07/2021	6,504,000	6,503,897
Federal Home Loan Bank, 0.61%, due 1/08/2021	2,900,000	2,899,966
Federal Home Loan Bank, 0.061%, due 1/11/2021	2,372,000	2,371,960
Federal Home Loan Bank, 0.066%, due 1/12/2021	8,170,000	8,169,838
Federal Home Loan Bank, 0.071%, due 2/05/2021	9,531,000	9,530,351
Federal Home Loan Bank, 0.086%, due 2/24/2021	10,572,000	10,570,652
U.S. Treasury Bill, 0.066%, due 1/05/2021	14,254,000	14,253,897
U.S. Treasury Bill, 0.092%, due 1/07/2021	11,967,000	11,966,820
U.S. Treasury Bill, 0.079%, due 1/12/2021	12,472,000	12,471,705

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
U.S. Treasury Bill, 0.076%, due 1/14/2021	$10,000,000	$9,999,729
U.S. Treasury Bill, 0.071%, due 1/19/2021	2,625,000	2,624,908
U.S. Treasury Bill, 0.092%, due 1/19/2021	14,212,000	14,211,360
U.S. Treasury Bill, 0.076%, due 2/04/2021	11,414,000	11,413,192
U.S. Treasury Bill, 0.086%, due 2/04/2021	5,000,000	4,999,599
U.S. Treasury Bill, 0.074%, due 2/09/2021	12,750,000	12,748,999
U.S. Treasury Bill, 0.071%, due 2/11/2021	8,395,000	8,394,331
U.S. Treasury Bill, 0.071%, due 2/18/2021	2,636,000	2,635,754
U.S. Treasury Bill, 0.071%, due 3/02/2021	7,699,000	7,698,102
U.S. Treasury Bill, 0.076%, due 3/04/2021	2,625,000	2,624,661
U.S. Treasury Bill, 0.074%, due 3/09/2021	9,037,000	9,035,781
U.S. Treasury Bill, 0.066%, due 3/18/2021	6,024,000	6,023,173

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$244,756,302

REPURCHASE AGREEMENTS – 9.8%
Bank of America Corp. Repurchase Agreement, 0.06%, dated 12/31/2020, due 1/04/2021, total to be received $26,617,177 (secured by U.S. Treasury and Federal Agency obligations valued at $27,151,379 in a jointly traded account), at Cost and Value	$26,617,000	$26,617,000

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(451,340)

NET ASSETS – 100.0%		$270,921,962

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at cost and value	$271,373,302
Cash	982
Receivables for
Fund shares sold	387,847
Interest	44
Other assets	1,867
Total assets	$271,764,042

Liabilities
Payables for
Fund shares reacquired	$790,199
Payable to affiliates
Investment adviser	446
Administrative services fee	235
Shareholder servicing costs	25
Payable for independent Trustees’ compensation	177
Accrued expenses and other liabilities	50,998
Total liabilities	$842,080
Net assets	$270,921,962

Net assets consist of
Paid-in capital	$270,921,647
Total distributable earnings (loss)	315
Net assets	$270,921,962
Shares of beneficial interest outstanding	271,141,693

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$155,937,035	156,070,700	$1.00
Service Class	114,984,927	115,070,993	1.00

See Notes to Financial Statements

6

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Interest	$1,247,922
Other	2,257
Total investment income	$1,250,179
Expenses
Management fee	$1,274,605
Distribution and/or service fees	283,671
Shareholder servicing costs	5,542
Administrative services fee	47,683
Independent Trustees’ compensation	8,389
Custodian fee	14,319
Shareholder communications	17,767
Audit and tax fees	37,838
Legal fees	2,388
Miscellaneous	32,998
Total expenses	$1,725,200
Reduction of expenses by investment adviser and distributor	(1,044,738)
Net expenses	$680,462
Net investment income (loss)	$569,717
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$300
Change in net assets from operations	$570,017

See Notes to Financial Statements

7

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$569,717	$4,512,318
Net realized gain (loss)	300	15
Change in net assets from operations	$570,017	$4,512,333
Total distributions to shareholders	$(569,717)	$(4,512,318)
Change in net assets from fund share transactions	$6,689,361	$(24,227,082)
Total change in net assets	$6,689,661	$(24,227,067)

Net assets
At beginning of period	264,232,301	288,459,368
At end of period	$270,921,962	$264,232,301

See Notes to Financial Statements

8

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20		12/31/19		12/31/18	12/31/17		12/31/16

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00	(c)(w)
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (k)(r)	0.22		1.63		1.26	0.30		0.01	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52		0.56		0.56	0.56		0.53	(c)
Expenses after expense reductions (f)	0.24		0.55		0.55	0.54		0.30	(c)
Net investment income (loss)	0.20		1.63		1.25	0.29		0.01	(c)
Net assets at end of period (000 omitted)	$155,937		$149,689		$160,304	$168,107		$179,458

Service Class	Year ended

	12/31/20		12/31/19		12/31/18	12/31/17		12/31/16

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00	(c)(w)
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (k)(r)	0.22		1.63		1.26	0.29		0.01	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77		0.81		0.81	0.81		0.79	(c)
Expenses after expense reductions (f)	0.25		0.55		0.55	0.55		0.30	(c)
Net investment income (loss)	0.21		1.64		1.24	0.27		0.01	(c)
Net assets at end of period (000 omitted)	$114,985		$114,543		$128,156	$146,428		$182,935

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

MFS U.S. Government Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$271,373,302	$—	$271,373,302

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement

10

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At December 31, 2020, the fund had investments in repurchase agreements with a gross value of $26,617,000 included in investments in unaffiliated issuers in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

During the year ended December 31, 2020, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$569,717	$4,512,318

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$271,373,302
Undistributed ordinary income	315

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$326,608	$2,504,152
Service Class	243,109	2,008,166
Total	$569,717	$4,512,318

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from January 1, 2020 through July 31, 2020, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.50%
In excess of $500 million	0.45%

11

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

Effective August 1, 2020, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $30,701, which is included in the reduction of total expenses in the Statement of Operations. Effective April 15, 2020, MFS also began to voluntarily waive receipt of the fund’s management fee in order to avoid a negative yield. For the period from April 15, 2020 through December 31, 2020, this voluntary waiver amounted to $730,366 and had the effect of reducing the management fee by 0.26% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.18% of the fund’s average daily net assets.

For the period from January 1, 2020 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.57% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement terminated on July 31, 2020. For the period from January 1, 2020 through July 31, 2020, the fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.45% of average daily net assets for each of the Initial Class shares and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the period from August 1, 2020 through December 31, 2020, the fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. MFD has agreed in writing to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this waiver amounted to $283,671, which is included in the reduction of total expenses in the Statement of Operations. The distribution and/or service fees incurred for the year ended December 31, 2020 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $5,072, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $470.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0171% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

12

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 12/31/20	Year ended 12/31/19
Shares sold
Initial Class	71,530,784	36,663,940
Service Class	64,994,305	32,307,851
	136,525,089	68,971,791

Shares issued to shareholders in reinvestment of distributions
Initial Class	326,608	2,504,152
Service Class	243,109	2,008,166
	569,717	4,512,318

Shares reacquired
Initial Class	(65,600,762)	(49,779,510)
Service Class	(64,804,683)	(47,931,681)
	(130,405,445)	(97,711,191)

Net change
Initial Class	6,256,630	(10,611,418)
Service Class	432,731	(13,615,664)
	6,689,361	(24,227,082)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,406 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(6)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

13

MFS U.S. Government Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS U.S. Government Money Market Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

14

MFS U.S. Government Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

15

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

16

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Ed O’Dette

17

MFS U.S. Government Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS U.S. Government Money Market Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the three- and five-year periods, and MFS’ voluntary waiver

18

MFS U.S. Government Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. They also noted that MFS has agreed to reduce its advisory fee rate on the Fund’s average daily net assets up to $1 billion and to implement a contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $1 billion effective August 1, 2020. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

19

MFS U.S. Government Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

20

MFS U.S. Government Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at mfs.com/vit2 after choosing “Click here for access to Money Market fund reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

21

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

22

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

23

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2020 and 2019, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	46,547	45,742
MFS Core Equity Portfolio	48,743	47,901
MFS Corporate Bond Portfolio	68,027	66,863
MFS Emerging Markets Equity Portfolio	49,053	48,206
MFS Global Governments Portfolio	65,611	64,488
MFS Global Growth Portfolio	59,902	58,874
MFS Global Research Portfolio	47,491	46,670
MFS Global Tactical Allocation Portfolio	65,650	64,526
MFS Government Securities Portfolio	55,765	54,806
MFS High Yield Portfolio	72,417	71,180
MFS International Growth Portfolio	49,053	48,206
MFS International Intrinsic Value Portfolio	49,994	49,132
MFS Massachusetts Investors Growth Stock Portfolio	48,635	47,795
MFS Research International Portfolio	46,547	45,742
MFS Income Portfolio	72,135	70,902
MFS Technology Portfolio	46,655	45,848
MFS U.S. Government Money Market Portfolio	28,774	28,266

Total	920,999	905,147

For the fiscal years ended December 31, 2020 and 2019, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Core Equity Portfolio	2,400	2,400	5,841	5,104	0	0
To MFS Corporate Bond Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Emerging Markets Equity Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Global Governments Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Global Growth Portfolio	2,400	2,400	5,841	5,104	0	0
To MFS Global Research Portfolio	2,400	2,400	5,841	5,104	0	0
To MFS Global Tactical Allocation Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Government Securities Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS High Yield Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS International Growth Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS International Intrinsic Value Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	2,400	5,841	5,104	0	0
To MFS Research International Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Income Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS Technology Portfolio	2,400	2,400	5,591	5,104	0	0
To MFS U.S. Government Money Market Portfolio	2,400	2,400	5,591	5,104	0	0
Total fees billed by Deloitte To above Funds:	40,800	40,800	96,047	86,768	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Corporate Bond Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Global Research Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS High Yield Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS International Growth Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS International Intrinsic Value Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Research International Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Income Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Technology Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS U.S. Government Money Market Portfolio *	0	0	0	0	5,390	3,790

	Aggregate fees for non-audit services:
	2020	2019
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	557,381	361,294
To MFS Corporate Bond Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Global Growth Portfolio MFS and MFS Related Entities#	557,381	361,294
To MFS Global Research Portfolio, MFS and MFS Related Entities#	557,381	361,294
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS High Yield Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS International Growth Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS International Intrinsic Value Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	557,381	361,294
To MFS Research International Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Income Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS Technology Portfolio, MFS and MFS Related Entities#	557,131	361,294
To MFS U.S. Government Money Market Portfolio, MFS and MFS Related Entities#	557,131	361,294

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President
(Principal Executive Officer)

Date: February 16, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: February 16, 2021

*	Print name and title of each signing officer under his or her signature.